                            INVESTMENT PORTFOLIOS OF
                          THE PARKSTONE GROUP OF FUNDS

                               INVESTOR A SHARES

                           THE PARKSTONE GROWTH FUNDS
                     THE PARKSTONE GROWTH AND INCOME FUNDS
                           THE PARKSTONE INCOME FUNDS
                      THE PARKSTONE TAX-FREE INCOME FUNDS
                        THE PARKSTONE MONEY MARKET FUNDS

                                   FORM N-1A
                             CROSS-REFERENCE SHEET

PART A.  INFORMATION REQUIRED IN A PROSPECTUS
ITEM NO.                                                                   RULE 404(A) CROSS REFERENCE
------------------------------------------------------------------------------------------------------
1.   Cover Page   . . . . . . . . . . . .  Cover Page

2.   Synopsis . . . . . . . . . . . . . .  Prospectus Summary; Fee Tables

3.   Condensed Financial Information  . .  Financial Highlights; Performance Information

4.   General Description of Registrant  .  Cover Page; Investment Objectives and Policies; Investment
                                           Restrictions; Risk Factors and Investment Techniques; General
                                           Information - Organization of the Group

5.   Management of the Fund . . . . . . .  Management of the Funds; Fee Tables

5A.  Management's Discussion of Fund
     Performance  . . . . . . . . . . . .  Not Applicable

6.   Capital Stock and Other Securities .  Directed Dividend Option; Dividends and Taxes; General
                                           Information - Organization of the Group; General Information -
                                           Multiple Classes of Shares; General Information - Miscellaneous

7.   Purchase of Securities Being Offered  Management of the Funds - Administrator, Sub-Administrator and
                                           Distributor; Management of the Funds - Distribution Plan for
                                           Investor A Shares; How to Buy Investor A Shares; Sales Charges;
                                           Reduced Sales Charges; Exchange Privilege; Parkstone Individual
                                           Retirement Accounts; How Shares are Valued

8.   Redemption or Repurchase . . . . . .  How to Redeem Your Investor A Shares

9.   Pending Legal Proceedings  . . . . .  Not Applicable

THE PARKSTONE GROUP OF FUNDS
INVESTOR A SHARES
PROSPECTUS dated SEPTEMBER 30, 1997


 GROWTH FUNDS                                                           For more information
                                                                        --------------------
 Parkstone Small Capitalization Fund                                    call:
 Parkstone Mid Capitalization Fund                                      (800) 451-8377
 Parkstone Large Capitalization Fund                                    or
 Parkstone International Discovery Fund                                 write to:
                                                                        3435 Stelzer Road

 GROWTH AND INCOME FUNDS                                                Columbus, Ohio 43219
 Parkstone Balanced Allocation Fund
 Parkstone Equity Income Fund

                                                                        THESE SECURITIES HAVE NOT BEEN
 INCOME FUNDS                                                           APPROVED OR DISAPPROVED BY THE
 Parkstone Bond Fund                                                    SECURITIES AND EXCHANGE COMMISSION OR
 Parkstone Limited Maturity Bond Fund                                   ANY STATE SECURITIES COMMISSION NOR
 Parkstone Intermediate Government Obligations                          HAS THE COMMISSION OR ANY STATE
   Fund                                                                 SECURITIES COMMISSION PASSED UPON THE
 Parkstone U.S. Government Income Fund                                  ACCURACY OR ADEQUACY OF THIS
                                                                        PROSPECTUS.  ANY REPRESENTATION TO
 TAX-FREE INCOME FUNDS                                                  THE CONTRARY IS A CRIMINAL OFFENSE
 Parkstone Municipal Bond Fund
 Parkstone Michigan Municipal Bond Fund

 MONEY MARKET FUNDS
 Parkstone Prime Obligations Fund
 Parkstone U.S. Government Obligations Fund
 Parkstone Treasury Fund
 Parkstone Tax-Free Fund


The funds listed above are each of the sixteen currently-offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Investor A Shares. This Prospectus explains concisely what you should know before investing in the Investor A Shares of the Funds listed above. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in the September 30, 1997 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference.


THE SHARES OF THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF FIRST OF AMERICA INVESTMENT CORPORATION OR ITS PARENT, AND THE INVESTMENTS DESCRIBED IN THIS PROSPECTUS ARE NOT ENDORSED, INSURED OR GUARANTEED BY FIRST OF AMERICA INVESTMENT CORPORATION, ITS PARENT OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.


PROSPECTUS - Investor A Shares                                           PAGE 1

                               TABLE OF CONTENTS

PROSPECTUS SUMMARY  . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
FEE TABLES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . .  15
INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . .  43
RISK FACTORS AND INVESTMENT TECHNIQUES  . . . . . . . . . . . . . . . . .  58
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . .  73
MANAGEMENT OF THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . .  75
HOW TO BUY INVESTOR A SHARES  . . . . . . . . . . . . . . . . . . . . . .  82
SALES CHARGES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
REDUCED SALES CHARGES . . . . . . . . . . . . . . . . . . . . . . . . . .  86
DIRECTED DIVIDEND OPTION  . . . . . . . . . . . . . . . . . . . . . . . .  88
EXCHANGE PRIVILEGE  . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
PARKSTONE INDIVIDUAL RETIREMENT ACCOUNTS  . . . . . . . . . . . . . . . .  89
HOW TO REDEEM YOUR INVESTOR A SHARES  . . . . . . . . . . . . . . . . . .  90
HOW SHARES ARE VALUED . . . . . . . . . . . . . . . . . . . . . . . . . .  93
DIVIDENDS AND TAXES   . . . . . . . . . . . . . . . . . . . . . . . . . .  93
PERFORMANCE INFORMATION     . . . . . . . . . . . . . . . . . . . . . . .  97
FUNDATA(R)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
GENERAL INFORMATION   . . . . . . . . . . . . . . . . . . . . . . . . . .  98





PROSPECTUS - Investor A Shares                                           PAGE 2

PROSPECTUS ROADMAP
For information about the following subjects, consult the pages indicated on the table below.


                                                                   Investment
                                                   Financial     Objectives and         Risk Factors and
 Fund                                             Highlights        Policies         Investment Techniques
 ---------------------------------------------------------------------------------------------------------
 Balanced Allocation Fund
 ---------------------------------------------------------------------------------------------------------
 Bond Fund
 ---------------------------------------------------------------------------------------------------------
 Equity Income Fund
 ---------------------------------------------------------------------------------------------------------
 Government Income Fund
 ---------------------------------------------------------------------------------------------------------
 International Discovery Fund
 ---------------------------------------------------------------------------------------------------------
 Intermediate Government Obligations Fund
 ---------------------------------------------------------------------------------------------------------
 Large Capitalization Fund
 ---------------------------------------------------------------------------------------------------------
 Limited Maturity Bond Fund
 ---------------------------------------------------------------------------------------------------------
 Michigan Municipal Bond Fund
 ---------------------------------------------------------------------------------------------------------
 Mid Capitalization Fund
 ---------------------------------------------------------------------------------------------------------
 Municipal Bond Fund
 ---------------------------------------------------------------------------------------------------------
 Prime Obligations Fund
 ---------------------------------------------------------------------------------------------------------
 Small Capitalization Fund
 ---------------------------------------------------------------------------------------------------------
 Tax-Free Fund
 ---------------------------------------------------------------------------------------------------------
 Treasury Fund
 ---------------------------------------------------------------------------------------------------------
 U.S. Government Obligations Fund
 ---------------------------------------------------------------------------------------------------------

The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers to the public eighteen separate investment portfolios, seventeen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.

This Prospectus relates only to the Investor A Shares of the following Funds:

         Parkstone Small Capitalization Fund (the "Small Capitalization Fund") Parkstone Mid Capitalization Fund, formerly known as the Parkstone
           Equity Fund (the "Mid Capitalization Fund")
         Parkstone Large Capitalization Fund (the "Large Capitalization Fund") Parkstone International Discovery Fund (the "International Fund") Parkstone Balanced Allocation Fund, formerly known as the Parkstone
           Balanced Fund (the "Balanced Allocation Fund")
         Parkstone Equity Income Fund, formerly known as the Parkstone
           High Income Equity Fund (the "Equity Income Fund")
         Parkstone Bond Fund (the "Bond Fund")
         Parkstone Limited Maturity Bond Fund (the "Limited Maturity Bond Fund")




PROSPECTUS - Investor A Shares                                          PAGE 3

         Parkstone Intermediate Government Obligations Fund (the "Intermediate
           Government Obligations Fund")
         Parkstone U.S. Government Income Fund (the "Government Income Fund") Parkstone Municipal Bond Fund (the "Municipal Bond Fund")
         Parkstone Michigan Municipal Bond Fund (the "Michigan Bond Fund") Parkstone Prime Obligations Fund (the "Prime Obligations Fund") Parkstone U.S. Government Obligations Fund (the "U.S. Government
           Obligations Fund")
         Parkstone Treasury Fund (the "Treasury Fund")
         Parkstone Tax-Free Fund (the "Tax-Free Fund")


For convenience of reference, the above Funds are sometimes referred to as part of a general grouping. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and International Fund are collectively referred to as the "Growth Funds." The Balanced Allocation Fund and Equity Income Fund are collectively referred to as the "Growth and Income Funds." The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund are collectively referred to as the "Income Funds." The Michigan Bond Fund and Municipal Bond Fund are collectively referred to as the "Tax-Free Income Funds." Finally, the Prime Obligations Fund, Treasury Fund, Tax-Free Fund and U.S. Government Obligations Fund are collectively referred to as the "Money Market Funds."

The Trustees of the Group have divided beneficial ownership of each of the Funds into an unlimited number of transferable units called shares. Most Funds of the Group offer multiple classes of shares. This Prospectus describes Investor A Shares for certain of the Group's Funds. Interested persons who wish to obtain a copy of any of the Group's other Prospectuses or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.

The investment objectives of each of the Funds are described in this Prospectus and are summarized in the Prospectus Summary. First of America Investment Corporation, Kalamazoo, Michigan ("First of America" or the "Investment Adviser"), acts as the investment adviser to each of the Funds of the Group.
To provide investment advisory services for the International Fund and Balanced Allocation Fund for investments in foreign securities, First of America has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").





PROSPECTUS - Investor A Shares                                          PAGE 4

PROSPECTUS SUMMARY

Shares Offered

This Prospectus relates to Investor A Shares of the following Funds of the
Group:

         GROWTH FUNDS
         Small Capitalization Fund
         Mid Capitalization Fund
         Large Capitalization Fund
         International Fund


         GROWTH AND INCOME FUNDS
         Balanced Allocation Fund
         Equity Income Fund


         INCOME FUNDS
         Bond Fund
         Limited Maturity Bond Fund
         Intermediate Government Obligations Fund
         Government Income Fund

         TAX-FREE INCOME FUNDS
         Municipal Bond Fund
         Michigan Bond Fund

         MONEY MARKET FUNDS
         Prime Obligations Fund
         U.S. Government Obligations Fund
         Treasury Fund
         Tax-Free Fund

These Funds represent sixteen separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares

The public offering price of Investor A Shares of each of the Growth Funds and each of the Growth and Income Funds is equal to the net asset value per share plus a sales charge equal to 4.50% of the public offering price (4.71% of the net amount invested). The public offering price of Investor A Shares of each of the Income Funds and each of the Tax-Free Income Funds is equal to the net asset value per share plus a sales charge equal to 4.00% of the public offering price (4.17% of the net amount invested). The public offering price is reduced when the amount of the transaction at the total public offering price is $50,000 or more (see "SALES CHARGES"). Under certain circumstances, the sales charge may be eliminated (see "REDUCED SALES CHARGES - Sales Charge Waivers"). The public offering price of each Money Market Fund is equal to the net asset value per share, which the Group will seek to maintain at $1.00.





PROSPECTUS - Investor A Shares                                          PAGE 5

Shares may be purchased by mail or telephone, through a broker-dealer who has entered into an agreement with the Group's distributor BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor"), through the Group's Auto Invest Plan or through certain Parkstone Individual Retirement Accounts. Investor A Shares of one Fund of the Group may be exchanged for Investor A Shares of another Fund of the Group at net asset value without the imposition of a sales charge, provided certain conditions are met. Shares may be redeemed by contacting the Transfer Agent or through the Group's Auto Withdrawal Plan. See "HOW TO BUY INVESTOR A SHARES," "EXCHANGE PRIVILEGE," "HOW TO REDEEM INVESTOR A SHARES" and "HOW SHARES ARE VALUED."

Minimum Purchase

There is a $1,000 minimum initial purchase (based upon the public offering price) per Fund with no minimum subsequent investments. Such minimum initial investment may be waived for certain purchasers and is reduced to $100 for investors using the Auto Invest Plan described herein to invest in a Fund, although such investors are subject to a $50 minimum for each subsequent investment in such Fund.

Investment Objectives


 Fund                        Investment Objective
 ------------------------------------------------------------------------------------------------------------
 Balanced Allocation Fund    seeks current income, long-term capital growth and conservation of capital
 ------------------------------------------------------------------------------------------------------------
 Bond Fund                   seeks to provide current income and preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities
 ------------------------------------------------------------------------------------------------------------
 Equity Income Fund          primarily seeks current income by investing in a diversified portfolio of high quality, dividend-paying stocks and securities convertible into common stocks;
                             a secondary objective is growth of capital
 ------------------------------------------------------------------------------------------------------------
 Government Income Fund      seeks to provide shareholders with a high level of current income consistent with prudent investment risk
 ------------------------------------------------------------------------------------------------------------
 Intermediate Government     seeks to provide current income with preservation of capital by investing in a
 Obligations Fund            diversified portfolio of U.S. government securities with remaining maturities of 12 years or less
 ------------------------------------------------------------------------------------------------------------
 International Fund          seeks long-term growth of capital
 ------------------------------------------------------------------------------------------------------------
 Large Capitalization        seeks growth of capital by investing primarily in a diversified portfolio of
 Fund                        common stocks and securities convertible into common stocks of companies with large market capitalization
 ------------------------------------------------------------------------------------------------------------
 Limited Maturity Bond       seeks to provide current income and preservation of capital by investing in a
 Fund                        portfolio of high- and medium-grade fixed-income securities, the remaining maturities on which will be six years or less
 ------------------------------------------------------------------------------------------------------------
 Michigan Bond Fund          seeks income which is exempt from federal income tax and Michigan state income and intangibles tax, although such income may be subject to the federal alternative minimum tax when received by certain shareholders; also seeks preservation of capital
 ------------------------------------------------------------------------------------------------------------



PROSPECTUS - Investor A Shares                                          PAGE 6

 Fund                        Investment Objective
 ------------------------------------------------------------------------------------------------------------
 Mid Capitalization Fund     seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks
 ------------------------------------------------------------------------------------------------------------
 Municipal Bond Fund         seeks to provide current interest income which is exempt from federal income taxes as well as preservation of capital
 ------------------------------------------------------------------------------------------------------------
 Prime Obligations Fund      seeks to provide current income, with liquidity and stability of principal
 ------------------------------------------------------------------------------------------------------------
 Small Capitalization        seeks growth of capital by investing primarily in a diversified portfolio of
 Fund                        common stocks and securities convertible into common stocks of small- to medium-sized companies
 ------------------------------------------------------------------------------------------------------------
 Tax-Free Fund               seeks to provide current interest income free from federal income taxes, preservation of capital and relative stability of principal
 ------------------------------------------------------------------------------------------------------------
 Treasury Fund               seeks to provide current income, with liquidity and stability of principal
 ------------------------------------------------------------------------------------------------------------
 U.S. Government             seeks to provide current income, with liquidity and stability of principal
 Obligations Fund
 ------------------------------------------------------------------------------------------------------------

Investment Policies

Under normal market conditions, each Fund will invest as described in the following table:


 Fund                        Investment Policy
 ------------------------------------------------------------------------------------------------------------
 Balanced Allocation Fund    in any type or class of securities, including all types of common stocks, fixed-income securities and securities convertible into common stocks.
 ------------------------------------------------------------------------------------------------------------
 Bond Fund                   at least 80% of its total assets in bonds, debentures and certain other debt securities specified herein
 ------------------------------------------------------------------------------------------------------------
 Equity Income Fund          at least 80% of its total assets in common stocks, and securities convertible into common stocks, of companies believed by the investment adviser to be characterized by sound management, the ability to finance expected growth and the ability to pay above-average dividends
 ------------------------------------------------------------------------------------------------------------
 Government Income Fund      at least 65% of its total assets in obligations issued or guaranteed by the
                             U.S. government or its agencies or instrumentalities; under current market conditions, up to 80% of its total assets in mortgage-related securities, which are issued or guaranteed by the U.S. government or its agencies or instrumentalities and up to 35% of its total assets in mortgage-related securities issued by non-governmental entities
 ------------------------------------------------------------------------------------------------------------
 Intermediate Government     at least 80% of its total assets in obligations issued or guaranteed by the
 Obligations Fund            U.S. government or its agencies or instrumentalities and with remaining maturities of twelve years or less
 ------------------------------------------------------------------------------------------------------------
 International Fund          at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United
                             States and  which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are ranked as small- or medium-sized companies on the basis of their capitalization
 ------------------------------------------------------------------------------------------------------------



PROSPECTUS - Investor A Shares                                          PAGE 7

 Fund                        Investment Policy
 ------------------------------------------------------------------------------------------------------------
 Large Capitalization        at least 80% of its total assets in common stocks, and securities convertible
 Fund                        into common stocks, of companies believed to be characterized by sound management and the ability to finance expected long-term growth
 ------------------------------------------------------------------------------------------------------------
 Limited Maturity Bond       at least 80% of the value of its total assets in bonds, debentures and certain
 Fund                        other debt securities specified herein with remaining maturities of six years or less
 ------------------------------------------------------------------------------------------------------------
 Michigan Bond Fund          at least 80% of its total assets in debt securities of all types; at least 65%
                             of the net assets in municipal securities issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities
 ------------------------------------------------------------------------------------------------------------
 Mid Capitalization Fund     at least 80% of its total assets in common stocks, and securities convertible into common stocks, of companies believed by the investment adviser to be characterized by sound management and the ability to finance expected growth
 ------------------------------------------------------------------------------------------------------------
 Municipal Bond Fund         at least 80% of its total assets in tax-exempt obligations
 ------------------------------------------------------------------------------------------------------------
 Prime Obligations Fund      in high quality money market instruments and other comparable investments
 ------------------------------------------------------------------------------------------------------------
 Small Capitalization        at least 80% of its total assets in  common stocks, and securities convertible
 Fund                        into common stocks, of companies believed by the investment adviser to be characterized by sound management and the ability to finance expected growth
 ------------------------------------------------------------------------------------------------------------
 Tax-Free Fund               at least 80% of its total assets in municipal obligations the interest on which is both exempt from federal income tax and not treated as a  preference item for alternative minimum tax purposes
 ------------------------------------------------------------------------------------------------------------
 Treasury Fund               exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such securities
 ------------------------------------------------------------------------------------------------------------
 U.S. Government             at least 65% of its total assets in short-term U.S. Treasury bills, notes and
 Obligations Fund            other obligations issued by the U.S. government or its agencies or instrumentalities
 ------------------------------------------------------------------------------------------------------------

Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."

Management of the Funds


First of America serves as investment adviser, and, with respect to the International Fund and a portion of the Balanced Allocation Fund, Gulfstream serves as subadviser. First of America also serves as sub-administrator. BISYS, a partnership owned by The BISYS Group, Inc., serves as distributor and administrator. BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Transfer Agent"), serves as transfer agent, dividend paying agent and fund accountant. Union Bank of California, N.A., formerly known as The Bank of California, N.A. ("Union Bank" or the "Custodian"), serves as custodian.



PROSPECTUS - Investor A Shares                                          PAGE 8

Dividends and Taxes


Dividends from net income are declared and paid, if at all, on a monthly basis, except for the Money Market Funds which declare dividends daily and pay them monthly. Net realized capital gains are distributed at least annually. The Directed Dividend Option enables shareholders to have dividends and capital gains paid by check, or reinvested automatically without payment of sales charges. See "DIRECTED DIVIDEND OPTION." Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.




PROSPECTUS - Investor A Shares                                          PAGE 9

FEE TABLES (INVESTOR A SHARES)


SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge (as a percentage of the offering price)(1)

 --Growth Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4.50%

 --Growth and Income Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4.50%
 --Income Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4.00%

 --Tax-Free Income Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4.00%

 --Money Market Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         None

 Sales Charge on Reinvested Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . .         None

 Deferred Sales Charge on Redemptions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         None

                                                                                                       0.00%/
 Redemption Fees(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1.00%

 Exchange Fees(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         None

(1) The sales charge may be eliminated under certain circumstances. (See "REDUCED SALES CHARGES - Sales Charge Waivers.")

(2) Investors who invest over $1,000,000 in Investor A Shares of the Small Capitalization Fund will be subject to a redemption fee of 1.00% for redemptions of such shares made within one year of the date of purchase. In addition, with respect to all Funds, although no such fee is currently in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

(3) Exchanges into a Non-Money Market Fund from a Money Market Fund will be subject to a sales charge.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)(4)

                                                                                                    Total
                                                          Management        12b-1      Other      Operating
                                                             Fees          Fees(5)    Expenses     Expenses
                                                        --------------     ----       --------     --------
 GROWTH FUNDS:
 Small Capitalization Fund . . . . . . . . . . . .           1.00%          0.25%      _____%       _____%

 Mid Capitalization Fund . . . . . . . . . . . . .           1.00%          0.25%      _____%       _____%

 Large Capitalization Fund                                   0.80%          0.25%      _____%       _____%

 International Fund  . . . . . . . . . . . . . . .           ____%(6)       0.25%      _____%       _____%

 GROWTH AND INCOME FUNDS:

 Balanced Allocation Fund  . . . . . . . . . . . .           0.75%          0.25%      _____%       _____%

 Equity Income Fund  . . . . . . . . . . . . . . .           1.00%          0.25%      _____%       _____%

 INCOME FUNDS:

 Bond Fund . . . . . . . . . . . . . . . . . . . .           0.70%          0.25%      _____%       _____%



PROSPECTUS - Investor A Shares                                          PAGE 10

                                                                                                    Total
                                                          Management        12b-1      Other      Operating
                                                             Fees          Fees(5)    Expenses     Expenses
                                                        --------------     ----       --------     --------
 Limited Maturity Bond Fund  . . . . . . . . . . .           0.55%          0.25%      _____%       _____%

 Intermediate Government Obligations Fund  . . . .           0.70%          0.25%      _____%       _____%

 Government Income Fund  . . . . . . . . . . . . .           0.45%          0.25%      _____%       _____%

 TAX-FREE INCOME FUNDS:

 Municipal Bond Fund . . . . . . . . . . . . . . .           0.55%          0.25%      _____%       _____%

 Michigan Bond Fund  . . . . . . . . . . . . . . .           0.55%          0.25%      _____%       _____%

 MONEY MARKET FUNDS:

 Prime Obligations Fund  . . . . . . . . . . . . .           0.40%          0.10%      _____%       _____%

 U.S. Government Obligations Fund  . . . . . . . .           0.40%          0.10%      _____%       _____%

 Treasury Fund . . . . . . . . . . . . . . . . . .           0.40%          0.10%      _____%       _____%

 Tax-Free Fund . . . . . . . . . . . . . . . . . .           0.40%          0.10%      _____%       _____%

(4) After expense reductions.

(5) Pursuant to the Investor A Distribution and Shareholder Service Plan, each Fund is authorized to make payments under such Plan of up to an annual rate of 0.25% of the average daily net asset value of such Fund's Investor A Shares. However, currently payments of only 0.10% are being charged under such Plan with respect to the Money Market Funds.

(6) Calculated based on 1.25% on the fist $50 million, in average daily net assets, $1.20% on the next $50 million, 1.15% on the next $300 million and 1.05% over $400 million.

Management Fees and Total Expenses as a percentage of average net assets for the Balanced Allocation Fund, absent the voluntary reduction of advisory fees, would have been 1.00% and _____%, respectively. Management Fees, Other Expenses and Total Expenses as a percentage of average net assets for the Bond Fund, absent the voluntary reduction of administration fees and advisory fees, would have
been 0.74%, _____% and _____%, respectively.    For the Limited Maturity Bond
Fund, they would have been 0.74%, _____% and _____%, respectively. For the Intermediate Government Obligations Fund, they would have been 0.74%, _____% and ______%, respectively. For the Government Income Fund, they would have been 0.74%, _____% and _____%, respectively. For the Municipal Bond Fund, they would have been 0.74%, _____% and _____%, respectively. For the Michigan Bond Fund, they would have been 0.74%, _____% and ______%, respectively. 12b-1 Fees, Other Expenses and Total Expenses as a percentage of average net assets for the Prime Obligations Fund, absent the voluntary reduction of 12b-1 fees and administration fees, would have been 0.25%, _____% and _____%, respectively. For the U.S. Government Obligations Fund, they would have been 0.25%, ______% and _____%, respectively. For the Treasury Fund, they would have been 0.25%, _____% and _____%, respectively. For the Tax-Free Fund, they would have been 0.25%, _____% and _____%, respectively. (See "MANAGEMENT OF THE FUNDS - Investment Adviser and Subadviser" and "Administrator, Sub- Administrator and Distributor.")




PROSPECTUS - Investor A Shares                                          PAGE 11

EXPENSE EXAMPLES


You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Investor A Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                               1             3            5           10
                                                             Year          Years        Years        Years
 GROWTH FUNDS:
 Small Capitalization Fund . . . . . . . . . . . . .        $_____        $_____       $_____       $_____

 Mid Capitalization Fund . . . . . . . . . . . . . .        $_____        $_____       $_____       $_____

 Large Capitalization Fund . . . . . . . . . . . . .        $_____        $_____       $_____       $_____

 International Fund  . . . . . . . . . . . . . . . .        $_____        $_____       $_____       $_____

 GROWTH AND INCOME FUNDS:

 Balanced Allocation Fund  . . . . . . . . . . . . .        $_____        $_____       $_____       $_____

 Equity Income Fund  . . . . . . . . . . . . . . . .        $_____        $_____       $_____       $_____

 INCOME FUNDS:

 Bond Fund . . . . . . . . . . . . . . . . . . . . .        $_____        $_____       $_____       $_____

 Limited Maturity Bond Fund  . . . . . . . . . . . .        $_____        $_____       $_____       $_____

 Intermediate Government Obligations Fund  . . . . .        $_____        $_____       $_____       $_____

 Government Income Fund  . . . . . . . . . . . . . .        $_____        $_____       $_____       $_____

 TAX-FREE INCOME FUNDS:

 Municipal Bond Fund . . . . . . . . . . . . . . . .        $_____        $_____       $_____       $_____

 Michigan Bond Fund  . . . . . . . . . . . . . . . .        $_____        $_____       $_____       $_____

 MONEY MARKET FUNDS:

 Prime Obligations Fund  . . . . . . . . . . . . . .        $_____        $_____       $_____       $_____

 U.S. Government Obligations Fund  . . . . . . . . .        $_____        $_____       $_____       $_____

 Treasury Fund . . . . . . . . . . . . . . . . . . .        $_____        $_____       $_____       $_____

 Tax-Free Fund . . . . . . . . . . . . . . . . . . .        $_____        $_____       $_____       $_____


The information set forth in the foregoing Fee Tables and expense examples relates only to Investor A Shares of the Funds. Each of the Funds also may offer other classes of shares. The other classes of shares of the Funds are subject to the same expenses except that sales charges and Rule 12b-1 fees will differ between classes.

As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The NASD has adopted rules effective July 7, 1993, which generally limit the aggregate sales charges and payments under the Group's Investor A Distribution and Shareholder Service Plan to a certain percentage of total new gross share sales, plus interest. The Funds would stop accruing 12b-1 fees if, to the extent, and for as long as, such limit would otherwise be exceeded.





PROSPECTUS - Investor A Shares                                          PAGE 12

The purpose of the above tables is to assist a potential purchaser of Investor A Shares of any Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by First of America or any of its affiliates to its customer accounts which may invest in Investor A Shares of the Funds. See "MANAGEMENT OF THE FUNDS," "GENERAL INFORMATION" and "SALES CHARGES" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of each of the Funds. The expense information for Investor A Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


The tables on the following pages set forth certain information concerning the investment results of the Investor A Shares of each of the Funds since its inception. Further financial information is included in the Statement of Additional Information and the Group's June 30, 1997 Annual Report to Shareholders which may be obtained free of charge.


The Financial Highlights for the periods presented below have been derived from financial statements audited by Coopers & Lybrand L.L.P., independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.

On March 31, 1993, the shareholders of all of the then-existing Funds of the Group approved the reclassification of such Funds' outstanding shares into Investor A Shares and Institutional Shares. The financial information provided below and in the Annual Report includes periods prior to such reclassification.





PROSPECTUS - Investor A Shares                                          PAGE 13

         SMALL CAPITALIZATION FUND - INVESTOR A SHARES


                                                                                 Year ended June 30,
                                                                                  Investor A Shares
                                                           --------------------------------------------------------------
                                                             1997          1996         1995          1994        1993(b)
                                                             ----          ----         ----          ----        -------
  NET ASSET VALUE, BEGINNING OF PERIOD                     $34.17         $25.88       $19.75          20.31      $ 14.64
                                                           ------         ------       ------         ------      -------
  Investment Activities

    Net Investment Loss                                                    (0.23)       (0.18)         (0.15)       (0.13)

    Net Realized and Unrealized Gains (Losses) on
      Investments                                                          12.17         8.46           0.09         6.75
                                                           ------         ------       ------         ------      -------

      Total from Investment Activities                                     11.94         8.28          (0.06)        6.62
                                                           ------         ------       ------         ------      -------

  Distributions

    Net Investment Income                                                     --           --             --           --

    Net Realized Gains                                                     (3.65)       (2.15)         (0.50)       (0.95)
                                                           ------         ------       ------         ------      -------

      Total Distributions                                                  (3.65)       (2.15)         (0.50)       (0.95)
                                                           ------         ------       ------         ------      -------

  NET ASSET VALUE, END OF PERIOD                           $              $34.17       $25.88          19.75      $ 20.31
                                                           ======         ======       ======         ======      =======


  Total Return (excluding sales and redemption charges)    ______%         49.93%       44.88%         (0.55)%      45.77%

  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                        $_____       $187,016      $71,984        $42,791      $27,976

    Ratio of Expenses to Average Net Assets                ______%          1.54%        1.55%          1.40%        1.29%

    Ratio of Net Investment Loss to Average
      Net Assets                                           ______%         (1.18)%      (1.27)%        (1.24)%      (1.02)%

    Ratio of Expenses to Average Net Assets*               ______%          1.54%        1.58%          1.55%        1.36%

    Ratio of Net Investment Loss to Average
      Net Assets*                                          ______%         (1.18)%      (1.30)%        (1.39)%      (1.09)%

    Portfolio Turnover Rate (d)                            ______%         67.22%       50.53%         72.64%       71.21%

    Average Commission Rate Paid (g)                       $_____        $0.0800





PROSPECTUS - Investor A Shares                                          PAGE 14

                                                                         Year ended June 30,
                                                         ---------------------------------------------------
                                                                                                     Oct. 31,
                                                                                                       1988
                                                                                                   to June 30,
                                                          1992           1991           1990         1989(a)
                                                          ----           ----           ----         -------
  NET ASSET VALUE, BEGINNING OF PERIOD                     $13.58         $14.82         $11.59       $10.00
                                                           ------         ------         ------       ------
  Investment Activities

    Net Investment Income (Loss)                            (0.08)          0.14           0.04         0.06

    Net Realized and Unrealized Gains (Losses) on
      Investments                                            1.89          (1.24)          3.23         1.59
                                                           ------         ------         ------       ------

      Total from Investment Activities                       1.81          (1.10)          3.27         1.65
                                                           ------         ------         ------       ------

  Distributions

    Net Investment Income                                      --          (0.14)         (0.04)       (0.06)

    Net Realized Gains                                      (0.75)            --             --           --
                                                           ------         ------         ------       ------

      Total Distributions                                   (0.75)         (0.14)         (0.04)       (0.06)
                                                           ------         ------         ------       ------

  NET ASSET VALUE, END OF PERIOD                           $14.64         $13.58         $14.82       $11.59
                                                           ======         ======         ======       ======

  Total Return (excluding sales and redemption charges)     12.95%         (6.76)%        28.28%       16.60%(e)

  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                      $180,079       $107,500        $94,517      $53,917

    Ratio of Expenses to Average Net Assets                  1.19%          1.15%          1.11%        1.29%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                            (0.61)%         1.08%          0.37%        0.80%(c)

    Ratio of Expenses to Average Net Assets                  1.28%          1.33%          1.33%        1.54%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                           (0.70)%         0.90%          0.15%        0.55%(c)

    Portfolio Turnover Rate (d)                             95.02%        139.66%         83.10%       51.79%


PROSPECTUS - Investor A Shares                                          PAGE 15

         MID CAPITALIZATION FUND - INVESTOR A SHARES


                                                                                 Year ended June 30,
                                                                                  Investor A Shares
                                                         --------------------------------------------------------------------
                                                         1997          1996            1995            1994           1993(b)
                                                         ----          ----            ----            ----           -------
  NET ASSET VALUE, BEGINNING OF PERIOD                  $20.71        $16.56          $14.69          $15.11          $12.80
                                                        ------        ------          ------          ------          ------
  Investment Activities

    Net Investment Loss                                                (0.16)          (0.12)          (0.10)          (0.01)

    Net Realized and Unrealized Gains (Losses) on
      Investments                                                       4.97            3.46           (0.28)           2.74
                                                        ------        ------          ------          ------          ------
      Total From Investment Activities                                  4.81            3.34           (0.38)           2.73
                                                        ------        ------          ------          ------          ------

  Distributions

    Net Investment Income                                                 --              --              --           (0.02)

    Net Realized Gains                                                 (0.66)          (0.48)          (0.04)          (0.40)
                                                        ------
    In Excess of Net Realized Gains                                       --           (0.99)             --              --
                                                        ------        ------          ------          ------          ------

      Total Distributions                                              (0.66)          (1.47)          (0.04)          (0.42)
                                                        ------        ------          ------          ------          ------

  NET ASSET VALUE, END OF PERIOD                        $             $20.71          $16.56          $14.69          $15.11
                                                        ======        ======          ======          ======          ======


  Total Return (excluding sales and redemption charges)       %        29.57%          24.85%          (2.57)%         21.42%
                                                        ------
  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                     $            $66,260         $43,803         $36,108         $26,460
                                                        ------
    Ratio of Expenses to Average Net Assets                   %         1.54%           1.51%           1.38%           1.28%
                                                        ------
    Ratio of Net Investment Loss to Average
      Net Assets                                              %        (0.94)%         (0.87)%         (0.75)%         (0.12)%
                                                        ------

    Ratio of Expenses to Average Net Assets*                  %         1.54%           1.54%           1.53%           1.35%
                                                        ------
    Ratio of Net Investment Loss to Average
      Net Assets*                                             %        (0.94)%         (0.90)%         (0.90)%         (0.19)%
                                                        ------
    Portfolio Turnover Rate (d)                               %        49.27%          46.39%          70.87%          66.48%
                                                        ------
    Average Commission Rate Paid (g)                    $            $0.0796
                                                        ------                        ------          ------          ------



PROSPECTUS - Investor A Shares                                          PAGE 16

                                                                            Year ended June 30,
                                                             --------------------------------------------------
                                                                                                        Oct. 31,
                                                                                                          1988
                                                                                                      to June 30,
                                                             1992           1991           1990         1989(a)
                                                             ----           ----           ----         -------
  NET ASSET VALUE, BEGINNING OF PERIOD                       $11.69         $12.37        $11.48         $10.00
                                                             ------         ------        ------         ------
  Investment Activities

    Net Investment Income (Loss)                               0.17           0.45          0.30           0.20

    Net Realized and Unrealized Gains (Losses) on
      Investments                                              1.59          (0.53)         1.86           1.47
                                                             ------         ------        ------         ------

      Total from Investment Activities                         1.76          (0.08)         2.16           1.67
                                                             ------         ------        ------         ------

  Distributions

    Net Investment Income                                     (0.17)         (0.45)        (0.28)         (0.19)

    Net Realized Gains                                        (0.48)         (0.15)        (0.99)            --

    In Excess of Net Realized Gains                              --             --            --             --
                                                             ------         ------        ------         ------

      Total Distributions                                     (0.65)         (0.60)        (1.27)         (0.19)
                                                             ------         ------        ------         ------

  NET ASSET VALUE, END OF PERIOD                             $12.80         $11.69        $12.37         $11.48
                                                             ======         ======        ======         ======



  Total Return (excluding sales and redemption charges)       15.18%         (0.45)%       19.23%         16.83%(e)

  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                        $407,782       $298,655      $247,683       $180,124

    Ratio of Expenses to Average Net Assets                    1.18%          1.10%         1.07%          1.06%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                               1.24%          3.87%         2.51%          2.80%(c)

    Ratio of Expenses to Average Net Assets*                   1.26%          1.28%         1.29%          1.31%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                              1.15%          3.69%         2.29%          2.55%(c)

    Portfolio Turnover Rate (d)                               93.76%        189.26%       136.95%         87.30%





PROSPECTUS - Investor A Shares                                          PAGE 17

         LARGE CAPITALIZATION FUND - INVESTOR A SHARES


                                                              Year ended June 30,
                                                               Investor A Shares
                                                              ----------------------
                                                                             Dec. 28,
                                                                               1995
                                                                           to June 30,
                                                                1997         1996(a)
                                                                ----         -------
  NET ASSET VALUE, BEGINNING OF PERIOD                         $11.23         $10.00
                                                               ------         ------
  Investment Activities

    Net Investment Income (Loss)                                                0.03

    Net Realized and Unrealized Gains (Losses) on
      Investments                                                               1.23
                                                               ------         ------
      Total From Investment Activities                                          1.26
                                                               ------         ------

  Distributions

    Net Investment Income                                                      (0.03)

    In Excess of Net Investment Income                                            --
                                                               ------         ------

      Total Distributions                                                      (0.03)
                                                               ------         ------

  NET ASSET VALUE, END OF PERIOD                               $              $11.23
                                                               ======         ======


  Total Return (excluding sales and redemption charges)              %          8.99%(e)
                                                               ------
  RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000)                                           $1,657

    Ratio of Expenses to Average Net Assets                          %          1.40%(c)
                                                               ------
    Ratio of Net Investment Gain (Loss) to Average
      Net Assets                                                     %          0.31%(c)
                                                               ------

    Ratio of Expenses to Average Net Assets*                         %          2.62%(c)
                                                               ------

    Ratio of Net Investment Loss to Average
          Net Assets*                                                %         (0.91)%(c)
                                                               ------

    Portfolio Turnover Rate (d)                                      %          0.86%
                                                               ------

    Average Commission Rate Paid (g)                           $             $0.0800
                                                               ------





PROSPECTUS - Investor A Shares                                          PAGE 18

         INTERNATIONAL FUND - INVESTOR A SHARES


                                                                              Year ended June 30,
                                                                               Investor A Shares
                                                      -----------------------------------------------------------------
                                                                                                          Dec. 29, 1992
                                                                                                           to June 30,
                                                       1997           1996         1995(f)        1994      1993(a)(b)
                                                       ----           ----         -------        ----      ----------
  NET ASSET VALUE, BEGINNING OF PERIOD                $11.23         $12.23        $13.18        $11.50        $10.00
                                                      ------         ------        ------        ------        ------
  Investment Activities

    Net Investment Income (Loss)                                      (0.02)         0.03         (0.02)         0.03

    Net Realized and Unrealized Gains (Losses) on
      Investments and Foreign Currency Transactions                    1.81         (0.36)         1.74          1.48
                                                      ------         ------        ------        ------        ------

      Total From Investment Activities                ------           1.79         (0.33)         1.72          1.51
                                                                     ------        ------        ------        ------

  Distributions

    Net Investment Income                                                --            --         (0.02)        (0.01)

    Net Realized Gains                                                   --         (0.62)        (0.02)           --
                                                      ------

    In Excess of Net Investment Income                                (0.01)           --            --            --
                                                      ------         ------        ------        ------        ------

      Total Distributions                                             (0.01)        (0.62)        (0.04)        (0.01)
                                                      ------         ------        ------        ------        ------

  NET ASSET VALUE, END OF PERIOD                      $              $14.01        $12.23        $13.18        $11.50
                                                      ======         ======        ======        ======        ======

  Total Return (excluding and redemption charges)           %         14.65%        (2.19)%       14.99%        15.11%(e)
                                                      ------
  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                   $             $39,575       $34,228       $36,297        $8,353
                                                      ------

    Ratio of Expenses to Average Net Assets                 %          1.80%         1.78%         1.63%         1.64%(c)
                                                      ------
    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                            %         (0.11)%        0.08%        (0.29)%        1.02%(c)
                                                      ------

    Ratio of Expenses to Average Net Assets*                %          1.88%         1.91%         1.84%         1.81%(c)
                                                      ------

    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                           %         (0.19)%       (0.06)%       (0.49)%        0.85%(c)
                                                      ------

    Portfolio Turnover Rate (d)                             %         54.47%       104.39%        37.23%        12.47%
                                                      ------

    Average Commission Rate Paid (g)                  $             $0.0321
                                                      ------





PROSPECTUS - Investor A Shares                                          PAGE 19

         BALANCED ALLOCATION FUND - INVESTOR A SHARES

                                                                            Year ended June 30,
                                                                             Investor A Shares
                                                                    -----------------------------------
                                                                    1997           1996         1995(f)
                                                                    ----           ----         -------
  NET ASSET VALUE, BEGINNING OF PERIOD                             $13.37        $ 12.19        $ 10.67
                                                                   ------        -------        -------
  Investment Activities

    Net Investment Income (Loss)                                                    0.32           0.28

    Net Realized and Unrealized Gains (Losses) on
      Investments                                                                   1.74           1.69
                                                                   ------        -------        -------
      Total From Investment Activities                                              2.06           1.97
                                                                   ------        -------        -------

  Distributions

    Net Investment Income                                                          (0.31)         (0.29)

    Net Realized Gains                                                             (0.57)         (0.01)

    In Excess of Net Realized Gains                                                   --          (0.15)
                                                                   ------        -------        -------

      Total Distributions                                                          (0.88)         (0.45)
                                                                   ------        -------        -------
  NET ASSET VALUE, END OF PERIOD                                                 $ 13.37        $ 12.19
                                                                   ======        =======        =======


  Total Return (excluding sales and redemption charges)                  %         17.51%         18.96%
                                                                   ------
  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                                $             $17,097        $12,849

    Ratio of Expenses to Average Net Assets                              %          1.41%          1.47%
                                                                   ------

    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                                         %          2.37%          2.54%
                                                                   ------

    Ratio of Expenses to Average Net Assets*                             %          1.66%          1.78%
                                                                   ------
    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                                        %          2.12%          2.23%
                                                                   ------

    Portfolio Turnover Rate (d)                                          %        437.90%        250.66%
                                                                   ------

    Average Commission Rate Paid (g)                               $             $0.0848
                                                                   ------


PROSPECTUS - Investor A Shares                                          PAGE 20

                                                                          Year ended June 30,
                                                                           Investor A Shares
                                                                 -------------------------------------
                                                                                             Jan. 31,
                                                                                               1992
                                                                                            to June 30,
                                                                  1994         1993(b)        1992(a)
                                                                  ----         -------        -------
  NET ASSET VALUE, BEGINNING OF PERIOD                          $ 11.09        $  9.68       $ 10.00
                                                                -------        -------       -------
  Investment Activities

    Net Investment Income (Loss)                                   0.26           0.28          0.14

    Net Realized and Unrealized Gains (Losses) on
      Investments                                                 (0.43)          1.42         (0.34)
                                                                -------        -------       -------

      Total From Investment Activities                            (0.17)          1.70         (0.20)
                                                                -------        -------       -------

  Distributions

    Net Investment Income                                         (0.25)         (0.29)        (0.12)

    Net Realized Gains                                               --             --            --

    In Excess of Net Realized Gains                                  --             --            --
                                                                -------        -------       -------

      Total Distributions                                         (0.25)         (0.29)        (0.12)
                                                                -------        -------       -------

  NET ASSET VALUE, END OF PERIOD                                $ 10.67        $ 11.09       $  9.68
                                                                =======        =======       =======



  Total Return (excluding sales and redemption charges)           (1.63)%        17.74%        (2.06)%(e)

  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                             $11,901        $ 6,115       $38,136

    Ratio of Expenses to Average Net Assets                        1.18%          1.18%         1.19%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                                   2.38%          2.66%         3.46%(c)

    Ratio of Expenses to Average Net Assets*                       1.63%          1.53%         1.50%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                                  1.93%          2.31%         3.13%(c)

    Portfolio Turnover Rate (d)                                  192.39%        177.99%        47.58%

    Average Commission Rate Paid (g)





PROSPECTUS - Investor A Shares                                          PAGE 21

         EQUITY INCOME FUND - INVESTOR A SHARES


                                                                                   Year ended June 30,
                                                                                    Investor A Shares
                                                           ------------------------------------------------------------------
                                                            1997           1996           1995          1994          1993(b)
                                                            ----           ----           ----          ----          -------
  NET ASSET VALUE, BEGINNING OF PERIOD                     $17.31         $14.49          $13.50       $14.69          $13.14
                                                           ------         ------          ------       ------          ------
  Investment Activities

    Net Investment Income (Loss)                                            0.30            0.36         0.37            0.45

    Net Realized and Unrealized Gains (Losses) on
      Investments                                                           3.27            1.00        (0.56)           1.69
                                                           -----          ------          ------       ------          ------
      Total From Investment Activities                                      3.57            1.36        (0.19)           2.14
                                                           -----          ------          ------       ------          ------

  Distributions

    Net Investment Income                                                  (0.30)          (0.36)       (0.37)          (0.45)
    In Excess of Net Investment Income                                        --           (0.01)          --              --

    Net Realized Gains                                                     (0.45)             --        (0.24)          (0.14)

    In Excess of Net Realized Gains                                           --              --        (0.39)             --
                                                                          ------          ------       ------          ------
      Total Distributions                                                  (0.75)          (0.37)       (1.00)          (0.59)
                                                           -----          ------          ------       ------          ------

  NET ASSET VALUE, END OF PERIOD                           $              $17.31          $14.49       $13.50          $14.69
                                                           =====          ======          ======       ======          ======


  Total Return (excluding sales and redemption charges)         %          25.05%          10.32%       (1.63)%         16.71%
                                                           -----
  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                        $             $82,396         $71,063      $76,108         $50,000
                                                           -----

    Ratio of Expenses to Average Net Assets                     %           1.57%           1.54%        1.40%           1.29%
                                                           -----

    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                                %           1.86%           2.65%        2.56%           3.24%
                                                           -----

    Ratio of Expenses to Average Net Assets*                    %           1.57%           1.57%        1.55%           1.36%
                                                           -----

    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                               %           1.86%           2.61%        2.41%           3.17%
                                                           -----

    Portfolio Turnover Rate (d)                                 %          40.75%          77.70%       69.35%          67.26%
                                                           -----

    Average Commission Rate Paid (g)                       $             $0.0800
                                                           -----


PROSPECTUS - Investor A Shares                                          PAGE 22

                                                                            Year ended June 30,
                                                            ---------------------------------------------------
                                                                                                        Oct. 31,
                                                                                                          1988
                                                                                                      to June 30,
                                                             1992           1991           1990         1989(a)
                                                             ----           ----           ----         -------
  NET ASSET VALUE, BEGINNING OF PERIOD                      $12.48          $12.19        $11.35        $10.00
                                                            ------          ------        ------        ------
  Investment Activities

    Net Investment Income (Loss)                              0.54            0.57          0.56          0.35

    Net Realized and Unrealized Gains (Losses) on
      Investments                                             0.99            0.38          1.04          1.32
                                                            ------          ------        ------        ------
      Total From Investment Activities                        1.53            0.95          1.60          1.67
                                                            ------          ------        ------        ------

  Distributions

    Net Investment Income                                    (0.54)          (0.59)        (0.54)        (0.32)
    In Excess of Net Investment Income                          --              --            --            --

    Net Realized Gains                                       (0.33)          (0.07)        (0.22)           --

    In Excess of Net Realized Gains                             --              --            --            --
                                                            ------          ------        ------        ------
      Total Distributions                                    (0.87)          (0.66)        (0.76)        (0.32)
                                                            ------          ------        ------        ------

  NET ASSET VALUE, END OF PERIOD                            $13.14          $12.48        $12.19        $11.35
                                                            ======          ======        ======        ======


  Total Return (excluding sales and redemption charges)      12.56%           8.22%        14.37%        16.97%(e)

  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                       $270,549        $150,980       $96,344       $66,367
    Ratio of Expenses to Average Net Assets                   1.19%           1.13%         1.11%         1.16%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                              4.12%           4.75%         4.69%         4.92%(c)

    Ratio of Expenses to Average Net Assets*                  1.27%           1.31%         1.33%         1.41%(c)
    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                             4.03%           4.57%         4.47%         4.67%(c)

    Portfolio Turnover Rate (d)                              68.42%         115.68%        53.08%        29.55%


PROSPECTUS - Investor A Shares                                          PAGE 23

         BOND FUND - INVESTOR A SHARES

                                                                                 Year ended June 30,
                                                                                  Investor A Shares
                                                          -----------------------------------------------------------------
                                                          1997           1996           1995           1994         1993(b)
                                                          ----           ----           ----           ----         -------
  NET ASSET VALUE, BEGINNING OF PERIOD                    $9.51         $ 9.67          $ 9.30        $10.54         $10.54
                                                          -----         ------          ------        ------         ------
  Investment Activities

    Net Investment Income (Loss)                                          0.57            0.58          0.59           0.71

    Net Realized and Unrealized Gains (Losses) on
      Investments                                                        (0.16)           0.38         (0.72)          0.47
                                                          -----         ------          ------        ------         ------
      Total From Investment Activities                                    0.41            0.96         (0.13)          1.18
                                                          -----         ------          ------        ------         ------

  Distributions

    Net Investment Income                                                (0.57)          (0.58)        (0.57)         (0.73)
    In Excess of Net Investment Income                                      --           (0.01)           --             --

    Net Realized Gains                                                      --              --            --          (0.45)

    In Excess of Net Realized Gains                                         --              --         (0.54)            --
                                                          -----         ------          ------        ------         ------
      Total Distributions                                                (0.57)          (0.59)        (1.11)         (1.18)
                                                          -----         ------          ------        ------         ------

  NET ASSET VALUE, END OF PERIOD                          $             $ 9.51          $ 9.67        $ 9.30         $10.54
                                                          =====         ======          ======        ======         ======


  Total Return (excluding sales and redemption charges)        %          4.27%          10.85%        (1.62)%        11.93%
                                                          -----
  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                       $            $20,175        $ 17,572       $18,391        $18,562
    Ratio of Expenses to Average Net Assets                    %          1.19%           1.24%         0.98%          0.89%
                                                          -----
    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                               %          5.71%           6.32%         5.86%          6.47%
                                                          -----

    Ratio of Expenses to Average Net Assets*                   %          1.28%           1.39%         1.27%          1.07%
                                                          -----

    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                              %          5.62%           6.17%         5.57%          6.29%
                                                          -----

    Portfolio Turnover Rate (d)                                %       1189.27%        1010.64%       893.27%        443.98%
                                                          -----


PROSPECTUS - Investor A Shares                                          PAGE 24

                                                                              Year ended June 30,
                                                               --------------------------------------------------
                                                                                                         Oct. 31,
                                                                                                           1988
                                                                                                       to June 30,
                                                              1992           1991           1990         1989(a)
                                                              ----           ----           ----         -------
  NET ASSET VALUE, BEGINNING OF PERIOD                        $10.07         $10.00         $10.11       $10.00
                                                              ------         ------         ------       ------
  Investment Activities

    Net Investment Income (Loss)                                0.75           0.77           0.78         0.53

    Net Realized and Unrealized Gains (Losses) on
      Investments                                               0.56           0.08          (0.11)        0.09
                                                              ------         ------         ------       ------
      Total From Investment Activities                          1.31           0.85           0.67         0.62
                                                              ------         ------         ------       ------

  Distributions

    Net Investment Income                                      (0.76)         (0.78)         (0.78)       (0.51)
    In Excess of Net Investment Income                            --             --             --           --

    Net Realized Gains                                         (0.08)            --             --           --

    In Excess of Net Realized Gains                               --             --             --           --
                                                              ------         ------         ------       ------
      Total Distributions                                      (0.84)         (0.78)         (0.78)       (0.51)
                                                              ------         ------         ------       ------

  NET ASSET VALUE, END OF PERIOD                              $10.54         $10.07         $10.00       $10.11
                                                              ======         ======         ======       ======


  Total Return (excluding sales and redemption charges)        13.47%          8.80%          6.94%        6.42%(e)

  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                         $477,526       $432,225       $316,477     $123,928
    Ratio of Expenses to Average Net Assets                     0.87%          0.84%          0.81%        0.82%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                                7.19%          7.72%          8.04%        8.06%(c)

    Ratio of Expenses to Average Net Assets*                    1.01%          1.02%          1.02%        1.06%(c)
    Ratio of Net Investment Income (Loss) to Average
       Net Assets*                                              7.05%          7.54%          7.83%        7.82%(c)

    Portfolio Turnover Rate                                   289.38%        339.74%        314.71%      121.08%





PROSPECTUS - Investor A Shares                                          PAGE 25

         LIMITED MATURITY BOND FUND - INVESTOR A SHARES

                                                                                  Year ended June 30,
                                                                                   Investor A Shares
                                                             --------------------------------------------------------------
                                                             1997           1996          1995          1994       1993(b)
                                                             ----           ----          ----          ----       -------
  NET ASSET VALUE, BEGINNING OF PERIOD                      $9.48          $ 9.71         $ 9.57       $10.18       $10.25
                                                            -----          ------         ------       ------       ------
  Investment Activities

    Net Investment Income (Loss)                                             0.62           0.56         0.62         0.65

    Net Realized and Unrealized Gains (Losses) on
      Investments                                                           (0.21)          0.13        (0.58)        0.13
                                                            -----          ------         ------       ------       ------

      Total From Investment Activities                                       0.41           0.69         0.04         0.78
                                                            -----          ------         ------       ------       ------

  Distributions

    Net Investment Income                                                   (0.62)         (0.55)       (0.61)       (0.69)

    Net Realized Gains                                                         --             --           --        (0.16)

    In Excess of Net Realized Gains                                         (0.01)            --        (0.04)          --

    Total Return of Capital                                                 (0.01)
                                                            -----          ------         ------       ------       ------

      Total Distributions                                                   (0.64)         (0.55)       (0.65)       (0.85)
                                                            -----          ------         ------       ------       ------

  NET ASSET VALUE, END OF PERIOD                            $              $ 9.48         $ 9.71       $ 9.57       $10.18
                                                            =====          ======         ======       ======       ======


  Total Return (excluding sales and redemption charges)          %           4.37%          7.53%        0.32%        7.96%
                                                            -----
  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                         $             $14,390        $18,930      $24,907      $18,060
                                                            -----

    Ratio of Expenses to Average Net Assets                      %           1.09%          1.05%        0.86%        0.75%
                                                            -----
    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                                 %           6.09%          5.89%        6.22%        6.41%
                                                            -----

    Ratio of Expenses to Average Net Assets*                     %           1.33%          1.36%        1.30%        1.08%
                                                            -----
    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                                %           5.85%          5.58%        5.78%        6.08%
                                                            -----

    Portfolio Turnover Rate (d)                                  %         618.60%        397.97%      353.28%      123.10%
                                                            -----


PROSPECTUS - Investor A Shares                                          PAGE 26

                                                                            Year ended June 30,
                                                            ---------------------------------------------------
                                                                                                        Oct. 31,
                                                                                                          1988
                                                                                                      to June 30,
                                                             1992           1991           1990         1989(a)
                                                             ----           ----           ----         -------
  NET ASSET VALUE, BEGINNING OF PERIOD                      $ 9.93         $ 9.88         $10.08         $10.00
                                                            ------         ------         ------         ------
  Investment Activities

    Net Investment Income (Loss)                              0.71           0.72           0.83           0.53

    Net Realized and Unrealized Gains (Losses) on
      Investments                                             0.35           0.10          (0.15)          0.02
                                                            ------         ------         ------         ------
      Total From Investment Activities                        1.06           0.82           0.68           0.55
                                                            ------         ------         ------         ------

  Distributions

    Net Investment Income                                    (0.71)         (0.73)         (0.83)         (0.47)
    Net Realized Gains                                       (0.03)         (0.04)         (0.05)            --

    In Excess of Net Realized Gains                             --             --             --             --
                                                            ------         ------         ------         ------

      Total Distributions                                    (0.74)         (0.77)         (0.88)         (0.47)
                                                            ------         ------         ------         ------
  NET ASSET VALUE, END OF PERIOD                            $10.25         $ 9.93         $ 9.88         $10.08
                                                            ======         ======         ======         ======



  Total Return (excluding sales and redemption charges)      11.00%          8.66%          7.10%          5.70%(e)
  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                       $117,241        $70,870        $43,696        $71,627

    Ratio of Expenses to Average Net Assets                   0.83%          0.91%          0.92%          0.88%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                              7.13%          7.47%          8.01%          8.19%(c)

    Ratio of Expenses to Average Net Assets*                  1.05%          1.10%          1.14%          1.12%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                             6.91%          7.28%          7.79%          7.95%(c)

    Portfolio Turnover Rate (d)                              87.75%        161.32%        319.11%        117.37%





PROSPECTUS - Investor A Shares                                          PAGE 27

         INTERMEDIATE GOVERNMENT OBLIGATIONS FUND - INVESTOR A SHARES


                                                                                Year ended June 30,
                                                                                 Investor A Shares

                                                          1997         1996            1995          1994         1993(b)
                                                          ----         ----            ----          ----         -------
NET ASSET VALUE, BEGINNING OF PERIOD                      $9.70       $ 9.93          $ 9.62        $10.53         $10.42
                                                          -----       ------          ------        ------         ------
Investment Activities

  Net Investment Income (Loss)                                          0.60            0.50          0.59           0.68

  Net Realized and Unrealized Gains (Losses) on
    Investments                                                        (0.25)           0.31         (0.66)          0.21
                                                          -----       ------          ------        ------         ------

    Total From Investment Activities                                    0.35            0.81         (0.07)          0.89
                                                          -----       ------          ------        ------         ------

Distributions

  Net Investment Income                                                (0.58)          (0.50)        (0.59)         (0.73)

  Net Realized Gains                                                      --              --            --          (0.05)

  In Excess of Net Realized Gains                                         --              --         (0.25)            --
                                                          -----       ------          ------        ------         ------

    Total Distributions                                                (0.58)          (0.50)        (0.84)         (0.78)
                                                          -----       ------          ------        ------         ------
NET ASSET VALUE, END OF PERIOD                            $           $ 9.70          $ 9.93        $ 9.62         $10.53
                                                          =====       ======          ======        ======         ======


Total Return (excluding sales and redemption charges)          %        3.69%           8.69%        (0.90)%         8.92%
                                                          -----
RATIOS/SUPPLEMENTARY DATA:

  Net Assets, End of Period (000)                         $          $22,954         $27,521       $36,106        $37,055
                                                          -----

  Ratio of Expenses to Average Net Assets                      %        1.21%           1.25%         1.00%          0.90%
                                                          -----
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                                 %        5.51%           5.22%         5.80%          6.51%
                                                          -----

  Ratio of Expenses to Average Net Assets*                     %        1.30%           1.41%         1.29%          1.08%
                                                          -----
  Ratio of Net Investment Income (Loss) to Average
    Net Assets*                                                %        5.42%           5.07%         5.51%          6.33%
                                                          -----

  Portfolio Turnover Rate (d)                                  %      916.39%         549.93%       546.06%        225.90%
                                                          -----


PROSPECTUS - Investor A Shares                                          PAGE 28

                                                                           Year ended June 30,
                                                           -------------------------------------------------
                                                                                                     Oct. 31,
                                                                                                       1988
                                                                                                   to June 30,
                                                            1992            1991          1990       1989(a)
                                                            ----            ----          ----       -------
  NET ASSET VALUE, BEGINNING OF PERIOD                     $10.05          $ 9.91        $10.05      $ 10.00
                                                           ------          ------        ------      -------
  Investment Activities

    Net Investment Income (Loss)                             0.71            0.74          0.79         0.50

    Net Realized and Unrealized Gains (Losses) on
      Investments                                            0.46            0.15         (0.11)       (0.02)
                                                           ------          ------        ------      -------
      Total From Investment Activities                       1.17            0.89          0.68         0.48
                                                           ------          ------        ------      -------

  Distributions

    Net Investment Income                                   (0.71)          (0.75)        (0.79)       (0.43)

    Net Realized Gains                                      (0.09)             --         (0.03)          --

    In Excess of Net Realized Gains                            --              --            --           --
                                                           ------          ------        ------      -------

      Total Distributions                                   (0.80)          (0.75)        (0.82)       (0.43)
                                                           ------          ------        ------      -------

  NET ASSET VALUE, END OF PERIOD                           $10.42          $10.05        $ 9.91      $ 10.05
                                                           ======          ======        ======      =======



  Total Return (excluding sales and redemption charges)     12.03%           9.32%         7.07%        4.92%(e)

  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                      $234,906        $142,864      $100,205      $83,212

    Ratio of Expenses to Average Net Assets                  0.87%           0.86%         0.85%        0.87%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                             7.07%           7.48%         8.04%        7.79%(c)

    Ratio of Expenses to Average Net Assets*                 1.01%           1.04%         1.06%        1.11%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                            6.93%           7.30%         7.83%        7.55%(c)

    Portfolio Turnover Rate (d)                            114.76%         164.59%       294.62%      111.96%





PROSPECTUS - Investor A Shares                                          PAGE 29

         GOVERNMENT INCOME FUND - INVESTOR A SHARES


                                                                                  Year ended June 30,
                                                                                   Investor A Shares
                                                          ----------------------------------------------------------------
                                                                                                              Nov. 12, 1992
                                                                                                                to June 30,
                                                           1997           1996           1995          1994     1993(a)(b)
                                                           ----           ----           ----          ----     ----------
  NET ASSET VALUE, BEGINNING OF PERIOD                    $9.25          $ 9.42         $ 9.41        $10.04       $10.00
                                                          -----          ------         ------        ------       ------
  Investment Activities

    Net Investment Income                                                  0.73           0.75          0.74         0.48

    Net Realized and Unrealized Gains (Losses) on
      Investments                                                         (0.17)                       (0.64)        0.04
                                                          -----          ------         ------        ------       ------
      Total From Investment Activities                                     0.56           0.75          0.10         0.52
                                                          -----          ------         ------        ------       ------

  Distributions

    Net Investment Income                                                 (0.65)         (0.66)        (0.72)       (0.48)

    Tax Return of Capital                                                 (0.08)         (0.08)        (0.01)          --
                                                          -----          ------         ------        ------       ------

      Total Distributions                                                 (0.73)         (0.74)        (0.73)       (0.48)
                                                          -----          ------         ------        ------       ------

  NET ASSET VALUE, END OF PERIOD                          $              $ 9.25         $ 9.42        $ 9.41       $10.04
                                                          =====          ======         ======        ======       ======


  Total Return (excluding sales and redemption charges)        %           5.97%          8.46%         0.94%        5.35%(e)
                                                          -----
  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                       $             $52,250        $50,931       $54,027      $32,633
                                                          -----

    Ratio of Expenses to Average Net Assets                    %           1.01%          1.04%         0.82%        0.75%(c)
                                                          -----
    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                               %           7.70%          8.03%         7.42%        7.41%(c)
                                                          -----

    Ratio of Expenses to Average Net Assets*                   %           1.35%          1.44%         1.36%        1.23%(c)
                                                          -----

    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                              %           7.36%          7.63%         6.87%        6.93%(c)
                                                          -----
    Portfolio Turnover Rate (d)                                %         348.01%        114.71%       102.24%      135.06%
                                                          -----


PROSPECTUS - Investor A Shares                                          PAGE 30

         MICHIGAN BOND FUND - INVESTOR A SHARES


                                                                           Year ended June 30,
                                                                            Investor A Shares
                                                           ------------------------------------------------
                                                           1997           1996           1995          1994
                                                           ----           ----           ----          ----
  NET ASSET VALUE, BEGINNING OF PERIOD                    $10.76         $10.75         $10.53        $10.97
                                                          ------         ------         ------        ------
  Investment Activities

    Net Investment Income (Loss)                                           0.47           0.48          0.47

    Net Realized and Unrealized Gains (Losses) on
      Investments                                                          0.04           0.23         (0.36)
                                                          -----          ------         ------        ------
      Total From Investment Activities                                     0.51           0.71          0.11
                                                          -----          ------         ------        ------

  Distributions

    Net Investment Income                                                 (0.47)         (0.48)        (0.45)
    In Excess of Net Investment Income                                       --          (0.01)           --

    Net Realized Gains                                                    (0.03)            --         (0.01)

    In Excess of Net Realized Gains                                          --             --         (0.09)
                                                          -----          ------         ------        ------

      Total Distributions                                                 (0.50)         (0.49)        (0.55)
                                                          -----          ------         ------        ------

  NET ASSET VALUE, END OF PERIOD                          $              $10.76         $10.75        $10.53
                                                          =====          ======         ======        ======


  Total Return (excluding sales and redemption charges)        %           4.87%          6.99%         0.92%
                                                          -----

  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                       $             $36,681        $37,874       $42,204
                                                          -----
    Ratio of Expenses to Average Net Assets                    %           1.02%          1.00%         0.85%
                                                          -----
    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                               %           4.32%          4.57%         4.25%
                                                          -----

    Ratio of Expenses to Average Net Assets*                   %           1.31%          1.32%         1.29%
                                                          -----
    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                              %           4.03%          4.25%         3.81%
                                                          -----

    Portfolio Turnover Rate (d)                                %          27.66%         26.06%         6.69%
                                                          -----


PROSPECTUS - Investor A Shares                                          PAGE 31

                                                                        Year ended June 30,
                                                               -------------------------------------
                                                               Investor A
                                                                 Shares
                                                               -------------------------------------
                                                                                         July 2, 1990
                                                                                          to June 30,
                                                                1993(b)         1992         1991(a)
                                                                -------         ----         -------
  NET ASSET VALUE, BEGINNING OF PERIOD                           $10.58         $10.14       $10.00
                                                                 ------         ------       ------
  Investment Activities

    Net Investment Income (Loss)                                   0.50           0.52         0.55

    Net Realized and Unrealized Gains (Losses) on
      Investments                                                  0.47           0.44         0.11
                                                                 ------         ------       ------
      Total From Investment Activities                             0.97           0.96         0.66
                                                                 ------         ------       ------

  Distributions

    Net Investment Income                                         (0.54)         (0.52)       (0.52)
    In Excess of Net Investment Income                               --             --           --

    Net Realized Gains                                            (0.04)            --           --

    In Excess of Net Realized Gains                                  --             --           --
                                                                 ------         ------       ------
      Total Distributions                                         (0.58)         (0.52)       (0.52)
                                                                 ------         ------       ------

  NET ASSET VALUE, END OF PERIOD                                 $10.97         $10.58       $10.14
                                                                 ======         ======       ======


  Total Return (excluding sales and redemption charges)            9.40%          9.73%        6.77%(e)

  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                             $32,778       $146,782    $  90,182
    Ratio of Expenses to Average Net Assets                        0.78%          0.84%        0.57%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                                   4.67%          5.15%        5.76%(c)

    Ratio of Expenses to Average Net Assets*                       1.12%          1.05%        1.15%(c)
    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                                  4.33%          4.93%        5.18%(c)

    Portfolio Turnover Rate (d)                                   35.81%         19.97%       45.30%





PROSPECTUS - Investor A Shares                                          PAGE 32

         MUNICIPAL BOND FUND - INVESTOR A SHARES


                                                                                   Year ended June 30,
                                                                                    Investor A Shares

                                                           1997           1996           1995          1994        1993(b)
                                                           ----           ----           ----          ----        -------
  NET ASSET VALUE, BEGINNING OF PERIOD                    $10.43         $10.39        $ 10.29       $ 10.92       $10.58
                                                          ------         ------        -------       -------       ------
  Investment Activities

    Net Investment Income (Loss)                                           0.41           0.41          0.40         0.49

    Net Realized and Unrealized Gains (Losses) on
      Investments                                                          0.03           0.27         (0.31)        0.48
                                                          -----          ------        -------       -------       ------

      Total From Investment Activities                                     0.44           0.68          0.09         0.97
                                                          -----          ------        -------       -------       ------

  Distributions

    Net Investment Income                                                 (0.40)         (0.41)        (0.39)       (0.53)

    Net Realized Gains                                                       --             --         (0.21)       (0.10)

    In Excess of Net Realized Gains                                          --          (0.17)        (0.12)          --
                                                          -----          ------        -------       -------       ------

      Total Distributions                                                 (0.40)         (0.58)        (0.72)       (0.63)
                                                          ------         ------        -------       -------       ------

  NET ASSET VALUE, END OF PERIOD                          $              $10.43        $ 10.39       $ 10.29       $10.92
                                                          ======         ======        =======       =======       ======


  Total Return (excluding sales and redemption charges)        %           4.29%          7.02%         0.71%        9.46%
                                                          -----
  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                       $              $7,835        $11,378       $13,123       $9,333
                                                          -----
    Ratio of Expenses to Average Net Assets                    %           1.05%          1.02%         0.87%        0.76%
                                                          -----

    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                               %           3.85%          4.00%         3.72%        4.56%
                                                          -----

    Ratio of Expenses to Average Net Assets*                   %           1.34%          1.33%         1.32%        1.09%
                                                          -----
    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                              %           3.56%          3.68%         3.27%        4.23%
                                                          -----

    Portfolio Turnover Rate (d)                                %          47.46%         35.15%        44.39%       67.26%
                                                          -----


PROSPECTUS - Investor A Shares                                          PAGE 33

                                                                             Year ended June 30,
                                                              -------------------------------------------------
                                                                                                    Oct. 31, 1988
                                                                                                     to June 30,
                                                              1992           1991          1990         1989(a)
                                                              ----           ----          ----         -------
  NET ASSET VALUE, BEGINNING OF PERIOD                        $10.20        $10.03        $10.18         $10.00
                                                              ------        ------        ------         ------
  Investment Activities

    Net Investment Income (Loss)                                0.52          0.55          0.57           0.40

    Net Realized and Unrealized Gains (Losses) on
      Investments                                               0.39          0.18         (0.12)          0.14
                                                              ------        ------        ------         ------
      Total From Investment Activities                          0.91          0.73          0.45           0.54
                                                              ------        ------        ------         ------

  Distributions

    Net Investment Income                                      (0.52)        (0.56)        (0.58)         (0.36)

    Net Realized Gains                                         (0.01)           --         (0.02)            --

    In Excess of Net Realized Gains                               --            --            --             --
                                                              ------        ------        ------         ------

      Total Distributions                                      (0.53)        (0.56)        (0.60)         (0.36)
                                                              ------        ------        ------         ------
  NET ASSET VALUE, END OF PERIOD                              $10.58        $10.20        $10.03         $10.18
                                                              ======        ======        ======         ======



  Total Return (excluding sales and redemption charges)         9.11%         7.51%         4.57%          5.52%(e)

  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                         $130,788       $98,186      $100,445        $68,256

    Ratio of Expenses to Average Net Assets                     0.81%         0.87%         0.85%          0.85%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                                5.09%         5.49%         5.78%          6.11%(c)

    Ratio of Expenses to Average Net Assets*                    1.03%         1.06%         1.06%          1.09%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                               4.88%         5.29%         5.57%          5.87%(c)

    Portfolio Turnover Rate (d)                                66.31%        76.55%       113.12%         82.22%





PROSPECTUS - Investor A Shares                                          PAGE 34

         PRIME OBLIGATIONS FUND - INVESTOR A SHARES


                                                                                Year ended June 30,
                                                                                 Investor A Shares
                                                        --------------------------------------------------------------------
                                                         1997           1996           1995          1994           1993(b)
                                                         ----           ----           ----          ----           -------
  NET ASSET VALUE, BEGINNING OF PERIOD                 $1.000          $ 1.000       $ 1.000        $ 1.000           $ 1.000
                                                       ------          -------       -------        -------           -------
  Investment Activities

    Net Investment Income                                                0.050         0.047          0.027             0.028
                                                       ------          -------       -------        -------           -------

  Distributions
    Net Investment Income                                               (0.050)       (0.047)        (0.027)           (0.028)
                                                       ------          -------       -------        -------           -------

  NET ASSET VALUE, END OF PERIOD                       $1.000          $ 1.000       $ 1.000        $ 1.000           $ 1.000
                                                       ======          =======       =======        =======           =======


  Total Return                                               %            5.07%         4.81%          2.75%             2.89%
                                                       ------
  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                    $              $147,478      $108,565       $105,611          $129,433
                                                       ------

    Ratio of Expenses to Average Net Assets                  %           0.74%         0.75%          0.74%             0.66%
                                                       ------
    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                             %            4.93%         4.71%          2.71%             2.86%
                                                       ------
    Ratio of Expenses to Average Net Assets*                 %            0.91%         0.92%          0.91%             0.71%
                                                       ------

    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                            %            4.76%         4.54%          2.54%             2.81%
                                                       ------


PROSPECTUS - Investor A Shares                                          PAGE 35

                                                                              Year ended June 30,
                                                          ------------------------------------------------------------
                                                                                                          Aug. 24, 1987
                                                                                                           to June 30,
                                                            1992        1991        1990         1989         1988(a)
                                                            ----      -------       ----         ----         -------
  NET ASSET VALUE, BEGINNING OF PERIOD                   $ 1.000      $ 1.000      $ 1.000      $ 1.000        $ 1.000
                                                         -------      -------      -------      -------        -------
  Investment Activities

    Net Investment Income                                  0.046        0.069        0.080        0.083          0.056
                                                         -------      -------      -------      -------        -------

  Distributions
    Net Investment Income                                 (0.046)      (0.069)      (0.080)      (0.083)        (0.056)
                                                         -------      -------      -------      -------        -------

  NET ASSET VALUE, END OF PERIOD                         $ 1.000      $ 1.000      $ 1.000      $ 1.000        $ 1.000
                                                         =======      =======      =======      =======        =======

  Total Return                                              4.75%        7.15%        8.32%        8.58%          5.76%(e)

  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                     $690,908     $702,340     $547,351     $526,450       $241,545
    Ratio of Expenses to Average Net Assets                 0.64%        0.64%        0.65%        0.62%          0.60%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                            4.61%        6.86%        8.03%        8.26%          6.48%(c)

    Ratio of Expenses to Average Net Assets*                0.66%        0.66%        0.67%        0.66%          0.70%(c)
    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                           4.59%        6.84%        8.01%        8.22%          6.38%(c)





PROSPECTUS - Investor A Shares                                          PAGE 36

         TAX-FREE FUND - INVESTOR A SHARES


                                                                              Year ended June 30,
                                                                               Investor A Shares
                                                        ----------------------------------------------------------------
                                                        1997          1996         1995          1994           1993(b)
                                                        ----          ----         ----          ----           -------
  NET ASSET VALUE, BEGINNING OF PERIOD                 $1.000         $1.000      $ 1.000        $ 1.000        $ 1.000
                                                       ------         ------      -------        -------        -------
  Investment Activities

    Net Investment Income                                              0.029        0.029          0.018          0.019
                                                       ------         ------      -------        -------        -------

  Distributions
    Net Investment Income                                             (0.029)      (0.029)        (0.018)        (0.019)
                                                       ------         ------      -------        -------        -------

  NET ASSET VALUE, END OF PERIOD                       $1.000         $1.000       $1.000         $1.000         $1.000
                                                       ======         ======      =======        =======        =======


  Total Return                                               %         2.91%        2.90%          1.81%           2.07%
                                                       ------
  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                    $            $41,713      $45,102        $48,256         $54,886
                                                       ------
    Ratio of Expenses to Average Net Assets                  %         0.76%        0.74%          0.68%           0.58%
                                                       ------
    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                             %         2.89%        2.88%          1.81%           2.05%
                                                       ------

    Ratio of Expenses to Average Net Assets*                 %         0.93%        0.95%          0.93%           0.72%
                                                       ------

    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                            %         2.72%        2.67%          1.56%           1.91%
                                                       ------


PROSPECTUS - Investor A Shares                                          PAGE 37

                                                                                 Year ended June 30,
                                                         ------------------------------------------------------------------
                                                                                                               July 30, 1987
                                                                                                                to June 30,
                                                          1992           1991           1990          1989        1988(a)
                                                          ----           ----           ----          ----        -------
  NET ASSET VALUE, BEGINNING OF PERIOD                   $ 1.000       $ 1.000          $ 1.000      $ 1.000       $ 1.000
                                                         -------       -------          -------      -------       -------
  Investment Activities

    Net Investment Income                                  0.033         0.046            0.054        0.055         0.040
                                                         -------       -------          -------      -------       -------

  Distributions

    Net Investment Income                                 (0.033)       (0.046)          (0.054)      (0.055)       (0.040)
                                                         -------       -------          -------      -------       -------

  NET ASSET VALUE, END OF PERIOD                         $ 1.000       $ 1.000          $ 1.000      $ 1.000       $ 1.000
                                                         =======       =======          =======      =======       =======


  Total Return                                              3.34%         4.73%            5.75%        5.62%         4.08%(e)

  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                     $141,913      $139,615         $142,004     $120,031      $107,199

    Ratio of Expenses to Average Net Assets                 0.59%         0.60%            0.61%        0.63%         0.64%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                            3.29%         4.63%            5.43%        5.46%         4.34%(c)

    Ratio of Expenses to Average Net Assets*                0.69%         0.70%            0.70%        0.73%         0.75%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                           3.19%         4.53%            5.34%        5.36%         4.23%(c)





PROSPECTUS - Investor A Shares                                          PAGE 38

         TREASURY FUND - INVESTOR A SHARES


                                                                           Year ended June 30,
                                                                            Investor A Shares
                                                          ---------------------------------------------------
                                                                                                 Dec. 1, 1993
                                                                                                  to June 30,
                                                           1997          1996           1995        1994(a)
                                                           ----          ----           ----        ------
  NET ASSET VALUE, BEGINNING OF PERIOD

  Investment Activities                                   $1.000        $ 1.000        $ 1.000       $ 1.000
                                                          ------        -------        -------       -------

    Net Investment Income                                                 0.049          0.047         0.016
                                                          ------        -------        -------       -------

  Distributions

    Net Investment Income                                                (0.049)        (0.047)       (0.016)
                                                          ------        -------        -------       -------

  NET ASSET VALUE, END OF PERIOD                          $1.000        $ 1.000        $ 1.000       $ 1.000
                                                          ======        =======        =======       =======


  Total Return                                                  %          5.04%          4.81%         1.66%(e)
                                                          ------

  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                       $            $158,723       $105,391       $56,535
                                                          ------

    Ratio of Expenses to Average Net Assets                     %          0.70%          0.75%         0.64%(c)
                                                          ------

    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                                %          4.87%          4.82%         2.84%(c)
                                                          ------

    Ratio of Expenses to Average Net Assets*                    %          0.95%          1.04%         0.99%(c)
                                                          ------

    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                               %          4.62%          4.52%         2.49%(c)
                                                          ------


PROSPECTUS - Investor A Shares                                          PAGE 39

         U.S. GOVERNMENT OBLIGATIONS FUND - INVESTOR A SHARES


                                                                                Year ended June 30,
                                                                                 Investor A Shares
                                                        ------------------------------------------------------------------
                                                           1997          1996           1995          1994         1993(b)
                                                           ----          ----           ----          ----         -------
  NET ASSET VALUE, BEGINNING OF PERIOD                  $1.000          $1.000         $1.000        $1.000        $1.000
                                                        ------          ------         ------        ------        ------
  Investment Activities

    Net Investment Income                                                0.049          0.047         0.027         0.028
                                                        ------          ------         ------        ------        ------

  Distributions

    Net Investment Income                                               (0.049)        (0.047)       (0.027)       (0.028)
                                                        ------          ------         ------        ------        ------

  NET ASSET VALUE, END OF PERIOD                        $1.000          $1.000         $1.000        $1.000        $1.000
                                                        ======          ======         ======        ======        ======


  Total Return

  RATIOS/SUPPLEMENTARY DATA:                                  %           4.99%          4.76%         2.69%         2.84%
                                                        ------

    Net Assets, End of Period (000)                     $             $186,944       $169,179      $172,482      $208,311
                                                        ------

    Ratio of Expenses to Average Net Assets                   %           0.74%          0.77%         0.77%         0.66%
                                                        ------

    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                              %           4.88%          4.62%         2.64%         2.79%
                                                        ------
    Ratio of Expenses to Average Net Assets*                  %           0.91%          0.94%         0.94%         0.72%
                                                        ------
    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                             %           4.71%          4.45%         2.47%         2.73%
                                                        ------


PROSPECTUS - Investor A Shares                                          PAGE 40

                                                                                 Year ended June 30,
                                                          -------------------------------------------------------------
                                                                                                             Aug. 24, 1987
                                                                                                              to June 30,
                                                           1992           1991          1990         1989       1988(a)
                                                           ----           ----          ----         ----       -------
  NET ASSET VALUE, BEGINNING OF PERIOD                    $ 1.000       $ 1.000        $ 1.000      $ 1.000     $ 1.000
                                                          -------       -------        -------      -------     -------
  Investment Activities

    Net Investment Income                                   0.044         0.066          0.078        0.080       0.055
                                                          -------       -------        -------      -------     -------

  Distributions

    Net Investment Income                                  (0.044)       (0.066)        (0.078)      (0.080)     (0.055)
                                                          -------       -------        -------      -------     -------

  NET ASSET VALUE, END OF PERIOD                          $ 1.000       $ 1.000        $ 1.000      $ 1.000     $ 1.000
                                                          =======       =======        =======      =======     =======


  Total Return                                               4.78%         6.82%          8.10%        8.31%       5.66%(e)

  RATIOS/SUPPLEMENTARY DATA:

    Net Assets, End of Period (000)                      $400,242      $341,903       $248,671     $201,012    $136,823

    Ratio of Expenses to Average Net Assets                  0.64%         0.65%          0.65%        0.63%       0.62%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets                                             4.43%         6.54%          7.79%        8.00%       6.25%(c)

    Ratio of Expenses to Average Net Assets*                 0.66%         0.67%          0.67%        0.68%       0.73%(c)

    Ratio of Net Investment Income (Loss) to Average
      Net Assets*                                            4.41%         6.52%          7.77%        7.95%       6.14%(c)


NOTES TO FINANCIAL HIGHLIGHTS:
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Period from commencement of operations.

(b) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on the basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(c)      Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)      Not annualized.


(f) As of January 1, 1995, Gulfstream assumed the role of subadviser with respect to the International Fund and the portion of the Balanced Allocation Fund invested in foreign securities. Prior to that date, Ivory & Sime International, Inc. and Ivory & Sime plc served as subadvisers to the International Fund and the Balanced Allocation Fund had no subadviser.




PROSPECTUS - Investor A Shares                                          PAGE 41

(g) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives of each of the Funds are set forth below under the headings describing the Funds. The investment objective of each Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information). The investment policies of a Fund may be changed without a vote of the holders of a majority of outstanding shares of that Fund unless the policy is expressly deemed to be a fundamental policy or changeable only by such majority vote. There can be no assurance that the investment objective of any Fund will be achieved. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by First of America or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

GROWTH FUNDS

THE SMALL CAPITALIZATION FUND, THE MID CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND

THE INVESTMENT OBJECTIVE OF THE SMALL CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF SMALL- TO MEDIUM-SIZED COMPANIES. THE INVESTMENT OBJECTIVE OF THE MID CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. THE INVESTMENT OBJECTIVE OF THE LARGE CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF COMPANIES WITH LARGE MARKET CAPITALIZATION.

Under normal market conditions, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by First of America to have a market capitalization of less than $1 billion. The Mid Capitalization Fund, under normal market conditions, will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by First of America to have a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund will do the same with companies





PROSPECTUS - Investor A Shares                                          PAGE 42
considered by First of America to have a market capitalization of greater than $5 billion. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of American depository receipts ("ADRs") or European depository receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper ("CCP"), and in Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Foreign Securities."


The Mid Capitalization Fund anticipates investing in growth-oriented, medium-sized companies. Medium-sized companies are considered to be those with a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund anticipates investing in growth-oriented companies with large market capitalization, defined as capitalization of over $5 billion. For both the Mid Capitalization Fund and Large Capitalization Fund, investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Mid Capitalization Fund and Large Capitalization Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.


The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. Small-sized companies are considered to be those with a market capitalization of less than $1 billion. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of such Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized more aggressive than a general equity fund.

Consistent with the foregoing, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will focus its investments in those companies and types of





PROSPECTUS - Investor A Shares                                          PAGE 43
companies that First of America believes will enable such Fund to achieve its investment objective.

The Small Capitalization Fund, The Mid Capitalization Fund and The Large Capitalization Fund
  SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

    *Complex Securities                     *Foreign Securities               *Foreign Currency Transactions
    *Futures Contracts                      *Government Obligations           *Lending Portfolio Securities
    *Mortgage-Related Securities            *Other Mutual Funds               *Portfolio Turnover
    *Put and Call Options                   *Repurchase Agreements            *Restricted Securities
    *Reverse Repurchase Agreements          *When-Issued and
      and Dollar Roll Agreements              Delayed-Delivery Transactions

THE INTERNATIONAL FUND

THE INVESTMENT OBJECTIVE OF THE INTERNATIONAL FUND IS TO SEEK LONG-TERM GROWTH OF CAPITAL.

Under normal market conditions the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small- or medium-sized companies on the basis of their capitalization.

Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs.

For purposes of investment by the International Fund only, companies are deemed to be small- or medium-sized if, at the time of purchase, they are of a size which would rank them in the lower half of a major market index in the applicable country by weighted market capitalization and in the lower half of all equity securities listed in recognized secondary markets where such markets exist. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more restrictive, the equity securities of all listed companies will be eligible for investment. In major markets, issuers could have capitalizations of up to approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.

The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Normally the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Fund's assets could be invested in the securities of U.S. companies. In addition, the International Fund temporarily may invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.





PROSPECTUS - Investor A Shares                                          PAGE 44

  The International Fund
  SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

    *Complex Securities             *Foreign Securities               *Foreign Currency Transactions
    *Futures Contracts              *Government Obligations           *Lending Portfolio Securities
    *Other Mutual Funds             *Portfolio Turnover               *Put and Call Options
    *Repurchase Agreements          *Restricted Securities            *Reverse Repurchase
    *When-Issued and Delayed-                                          Agreements and Dollar
      Delivery Transactions                                            Roll Agreements


GROWTH AND INCOME FUNDS


THE BALANCED ALLOCATION FUND

THE INVESTMENT OBJECTIVE OF THE BALANCED ALLOCATION FUND IS TO SEEK CURRENT INCOME, LONG-TERM CAPITAL GROWTH AND CONSERVATION OF CAPITAL.

The Balanced Allocation Fund may invest in any type or class of security.
Under normal market conditions the Balanced Allocation Fund will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed-rate preferred stock, convertible fixed-income securities, options and rights). The Balanced Allocation Fund intends to invest 45% to 65% of its total assets in common stocks and securities convertible into common stocks, 25% to 55% of its total assets in fixed-income securities and up to 30% of its total assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's total assets will be in foreign securities.

For the Balanced Allocation Fund, common stocks are held primarily for the purpose of providing long-term growth of capital. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection. The Balanced Allocation Fund will invest in the common and preferred stocks of companies with a market capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The Balanced Allocation Fund intends to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings.

For the Balanced Allocation Fund, fixed-income securities held consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Balanced Allocation Fund's assets may, from time to time, be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Balanced Allocation Fund invests may have warrants or options attached. The Balanced Allocation Fund may also invest in repurchase agreements.

The Balanced Allocation Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S.




PROSPECTUS - Investor A Shares                                          PAGE 45

Treasury obligations ("Stripped Treasury Obligations"), such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations" below.

The Balanced Allocation Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Balanced Allocation Fund will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating categories assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed-income securities rated within the fourth highest rating category assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities."

The Balanced Allocation Fund may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Balanced Allocation Fund may also invest in securities of other investment companies.

The Balanced Allocation Fund may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The Balanced Allocation Fund's investments in foreign securities may be made either directly or through the purchase of ADRs and the Balanced Allocation Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon First of America's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Allocation Fund reserves the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by First of America. However, to the extent that the Balanced Allocation Fund is so invested, its investment objective may not be achieved during that time.

Like any investment program, investment in the Balanced Allocation Fund entails certain risks. As a Fund investing in common stocks the Balanced Allocation Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.




PROSPECTUS - Investor A Shares                                       PAGE 46

Since the Balanced Allocation Fund also invests in bonds, investors in the Balanced Allocation Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result the Balanced Allocation Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.

  The Balanced Allocation Fund
  SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

    *Complex Securities             *Foreign Securities               *Foreign Currency Transactions
    *Futures Contracts              *Government Obligations           *Lending Portfolio Securities
    *Medium-Grade Securities        *Mortgage-Related Securities      *Other Mutual Funds
    *Portfolio Turnover             *Put and Call Options             *Repurchase Agreements
    *Restricted Securities          *Reverse Repurchase               *When-Issued and Delayed-Delivery
                                      Agreements Dollar Roll           Transactions
                                      Agreements


THE EQUITY INCOME FUND

THE INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS TO SEEK CURRENT INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF HIGH QUALITY, DIVIDEND-PAYING COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. A SECONDARY INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS GROWTH OF CAPITAL.

The Equity Income Fund, under normal market conditions, will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management, the ability to finance expected growth and the ability to pay above-average dividends. The Equity Income Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Equity Income Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, the Equity Income Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in


PROSPECTUS - Investor A Shares                                       PAGE 47

Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Foreign Securities."

The Equity Income Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the Equity Income Fund may be considered more conservative than growth-oriented equity funds such as the Group's Small Capitalization Fund and Mid Capitalization Fund.

Consistent with the foregoing, the Equity Income Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

  The Equity Income Fund
  SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

    *Complex Securities                     *Foreign Securities               *Foreign Currency Transactions
    *Futures Contracts                      *Government Obligations           *Lending Portfolio Securities
    *Mortgage-Related Securities            *Other Mutual Funds               *Portfolio Turnover
    *Put and Call Options                   *Repurchase Agreements            *Restricted Securities
    *Reverse Repurchase Agreements          *When-Issued and
      and Dollar Roll Agreements              Delayed-Delivery Transactions



INCOME FUNDS

THE BOND FUND AND THE LIMITED MATURITY BOND FUND

THE INVESTMENT OBJECTIVE OF THE BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES. THE INVESTMENT OBJECTIVE OF THE LIMITED MATURITY BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES WITH REMAINING MATURITIES OF SIX YEARS OR LESS.

Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances,





PROSPECTUS - Investor A Shares              PAGE 48
certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies, as more fully described below. Some of the securities in which the Bond Fund invests may have warrants or options attached.

Under normal market conditions, the Limited Maturity Bond Fund will invest at least 80% of the value of its total assets in the following securities which have remaining maturities of six years or less: bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Limited Maturity Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Limited Maturity Bond Fund's total assets may be invested in the debt securities listed above without regard to maturity, as well as preferred stocks, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs. Under normal market conditions, the Limited Maturity Bond Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three years or less. By seeking to maintain a dollar-weighted average portfolio maturity of three years or less, the Limited Maturity Bond Fund attempts to minimize the fluctuation in its shares' net asset value relative to those funds which invest in longer-term obligations. Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Limited Maturity Bond Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

The Bond Fund and Limited Maturity Bond Fund each expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations."

The Bond Fund and the Limited Maturity Bond Fund each also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Bond Fund and the Limited Maturity Bond Fund each will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating categories

 PROSPECTUS - Investor A Shares                      PAGE 49
assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the four highest rating categories assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities."

The Bond Fund and the Limited Maturity Bond Fund each may also invest in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, First of America may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

  The Bond Fund and The Limited Maturity Bond Fund
  SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

  *Complex Securities               *Foreign Securities               *Foreign Currency Transactions
  *Futures Contracts                *Government Obligations           *Guaranteed Investment Contracts
  *Lending Portfolio Securities     *Medium-Grade Securities          *Mortgage-Related Securities
  *Other Mutual Funds               *Portfolio Turnover               *Put and Call Options
  *Repurchase Agreements            *Restricted Securities            *Reverse Repurchase
  *When-Issued and Delayed-Delivery                                     Agreements and Dollar Roll
   Transactions                                                         Agreements


THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

THE INVESTMENT OBJECTIVE OF THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND IS TO SEEK CURRENT INCOME WITH PRESERVATION OF CAPITAL BY INVESTING IN U.S. GOVERNMENT SECURITIES WITH REMAINING MATURITIES OF TWELVE YEARS OR LESS.

Under normal market conditions, the Intermediate Government Obligations Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and with remaining maturities of twelve years or less, although up to 20% of the value of its total assets may be invested in debt securities, preferred stocks and other investments without regard to maturity, except as set forth below. Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three to ten years. By seeking to maintain a


PROSPECTUS - Investor A Shares                                      PAGE 50
dollar-weighted average portfolio maturity of three to ten years, the Intermediate Government Obligations Fund attempts to minimize the fluctuation in its shares' net asset value relative to funds which invest in longer-term obligations.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Intermediate Government Obligations Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

The types of U.S. government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations."

The Intermediate Government Obligations Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations."


  The Intermediate Government Obligations Fund
  SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

    *Complex Securities             *Foreign Currency Transactions            *Futures Contracts
    *Government Obligations         *Lending Portfolio Securities             *Mortgage-Related Securities
    *Municipal Securities           *Other Mutual Funds                       *Portfolio Turnover
    *Put and Call Options           *Repurchase Agreements                    *Restricted Securities
    *Reverse Repurchase             *When-Issued and Delayed-Delivery
      Agreements and Dollar Roll      Transactions
      Agreements


THE GOVERNMENT INCOME FUND

THE INVESTMENT OBJECTIVE OF THE GOVERNMENT INCOME FUND IS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRUDENT INVESTMENT RISK.

Under normal market conditions, the Government Income Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in debt securities and preferred stocks of non-governmental issuers. Consistent with the foregoing, under current market conditions, the Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other





PROSPECTUS - Investor A Shares                                         PAGE 51
securities described below. For more information, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Mortgage-Related Securities."

The types of U.S. government obligations, including mortgage-related securities, invested in by the Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations."

The Government Income Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities which are rated at the time of purchase within the top three rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.

  The Government Income Fund
  SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

    *Complex Securities             *Foreign Currency Transactions    *Foreign Securities
    *Futures Contracts              *Government Obligations           *Lending Portfolio Securities
    *Mortgage-Related Securities    *Other Mutual Funds               *Portfolio Turnover
    *Put and Call Options           *Repurchase Agreements            *Restricted Securities
    *Reverse Repurchase             *When-Issued and Delayed-Delivery
      Agreements and Dollar Roll      Transactions
      Agreements


TAX-FREE INCOME FUNDS

THE MUNICIPAL BOND FUND AND THE MICHIGAN BOND FUND

THE INVESTMENT OBJECTIVE OF THE MUNICIPAL BOND FUND IS TO SEEK CURRENT INTEREST INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAXES AND PRESERVATION OF CAPITAL. THE INVESTMENT OBJECTIVE OF THE MICHIGAN BOND FUND IS TO SEEK INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAX AND MICHIGAN STATE INCOME AND INTANGIBLES TAXES, ALTHOUGH SUCH INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX WHEN RECEIVED BY CERTAIN SHAREHOLDERS, AND PRESERVATION OF CAPITAL.

Under normal market conditions and as a fundamental policy, at least 80% of the net assets of the Municipal Bond Fund will be invested in a diversified portfolio of Municipal Securities, and at least 80% of the net assets of the Michigan Bond Fund will be invested in a portfolio of Michigan Municipal Securities.

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
"Municipal Securities" include obligations consisting of bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. "Michigan Municipal Securities" include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangibles taxes. For more information regarding Municipal Securities and Michigan Municipal Securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Municipal Securities."

Under normal market conditions, at least 65% of the net assets of each of the Municipal Bond Fund and the Michigan Bond Fund will be invested in Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond
Fund) consisting of bonds and notes with remaining maturities at the time of purchase of one year or more. Quality is the primary consideration in selecting Michigan Municipal Securities for investment by the Michigan Bond Fund.


The Municipal Bond Fund also intends that under normal market conditions its portfolio will maintain an average weighted rating of AA/Aa. Each of the Municipal Bond Fund and the Michigan Bond Fund intends that, under normal market conditions, it will be invested in long-term Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) and that the average weighted maturity of such investments will be 5 to 12 years, although the Michigan Bond Fund may invest in Michigan Municipal Securities of any maturity and First of America may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of a Tax-Free Income Fund's portfolio may vary depending upon the availability of suitable Municipal Securities or other relevant market factors.


The Michigan Bond Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by an NRSRO. The Michigan Bond Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Michigan Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a description of debt securities rated within the fourth highest rating categories assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities."

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Tax-Free Income Funds will not treat these bonds as "Municipal Securities" or "Michigan Municipal Securities" for purposes of measuring compliance with the 80% tests described above. To the extent the Tax-Free Income Funds invest in these bonds, individual





PROSPECTUS - Investor A Shares                                     PAGE 53
shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Tax-Free Income Funds' distributions derived from these bonds. For further information relating to the types of municipal securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION - Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.

Investments of the Tax-Free Income Funds may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by First of America to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Tax-Free Income Funds' quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. Under such circumstances and during the period of such investment, the affected Tax-Free Income Fund may not achieve its stated investment objectives.

Although the Municipal Bond Fund may invest more than 25% of its net assets in
(i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Municipal Bond Fund's assets are concentrated in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state, or are concentrated in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so concentrated.

Because the Michigan Bond Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Michigan Bond Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State. However, the Michigan Bond Fund attempts to diversify, to the extent First of America deems appropriate, among issuers and geographic areas in the State of Michigan.

The Michigan Bond Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Michigan Bond Fund that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). Nevertheless, the Michigan Bond Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires the Michigan Bond Fund generally to invest, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, the Michigan Bond Fund is not so restricted. In no event, however, may the Michigan Bond Fund invest more than 25% of its total assets in the obligations of any one issuer. Compliance with this requirement is measured at the close of each quarter of the Michigan Bond Fund's taxable year. Since a relatively high percentage of the Michigan Bond Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Michigan Bond Fund's portfolio





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
securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

  Tax-Free Income Funds
  SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

    *Complex Securities             *Foreign Currency Transactions    *Futures Contracts (Municipal Bond
    *Government Obligations         *Lending Portfolio Securities       Fund Only)
    *Medium-Grade Securities        *Mortgage-Related Securities      *Municipal Securities
    *Other Mutual Funds             *Portfolio Turnover               *Private Activity Bonds
    *Put and Call Options           *Repurchase Agreements            *Restricted Securities
    *Reverse Repurchase             *When-Issued and Delayed-Delivery
      Agreements and Dollar Roll      Transactions
      Agreements


MONEY MARKET FUNDS

THE U.S. GOVERNMENT OBLIGATIONS FUND, THE PRIME OBLIGATIONS FUND, THE TREASURY FUND AND THE TAX-FREE FUND

THE INVESTMENT OBJECTIVE OF EACH OF THE U.S. GOVERNMENT OBLIGATIONS FUND, THE PRIME OBLIGATIONS FUND AND THE TREASURY FUND IS TO SEEK CURRENT INCOME WITH LIQUIDITY AND STABILITY OF PRINCIPAL. THE INVESTMENT OBJECTIVE OF THE TAX-FREE FUND IS TO SEEK AS HIGH A LEVEL OF CURRENT INTEREST INCOME FREE FROM FEDERAL INCOME TAXES AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND RELATIVE STABILITY OF PRINCIPAL.

Under normal market conditions, the U.S. Government Obligations Fund invests at least 65% of the value of its total assets in short-term U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Prime Obligations Fund invests in high-quality money market instruments, including Municipal Securities and other instruments deemed to be of comparable high quality as determined by the Board of Trustees. Under normal market conditions, the Treasury Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, its agencies or instrumentalities and in repurchase agreements related to such securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the Tax-Free Fund's total assets will be invested in Municipal Securities.

The U.S. Government Obligations Fund may invest up to 35% of the value of its total assets in high-quality money market instruments, including Municipal Securities, bankers' acceptances, certificates of deposit, time deposits, and other instruments deemed to be of comparable high quality as determined by the Board of Trustees.

The Tax-Free Fund may invest up to 20% of its total assets in obligations the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). If deemed appropriate for temporary defensive purposes, the Tax-Free Fund may increase its holdings in Taxable Obligations to over 20% of its total assets and may also hold uninvested cash reserves pending investment. Taxable Obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of





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
deposit and bankers' acceptances of selected banks, and commercial paper meeting the Tax-Free Fund's quality standards for tax-exempt commercial paper (as described below). These obligations are described further in the Statement of Additional Information.


As a money market fund, each Money Market Fund invests exclusively in United States dollar-denominated instruments which the Trustees of the Group and First of America determine present minimal credit risks and which at the time of acquisition are rated by one or more NRSROs in one of the two highest rating categories for short-term debt obligations or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. In addition, each of the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund diversifies its investments so that, with minor exceptions and except for United States government securities, not more than 5% of its total assets is invested in the securities of any one issuer, not more than 5% of its total assets is invested in securities of all issuers rated by an NRSRO at the time of investment in the second highest rating category for short-term debt obligations or deemed to be of comparable quality to securities rated in the second highest rating category for short-term debt obligations (either referred to as "Second Tier Securities") and not more than the greater of 1% of total assets or $1 million is invested in the Second Tier Securities of one issuer. All securities or instruments in which a Money Market Fund invests have remaining maturities of 397 calendar days (13 months) or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). The dollar-weighted average maturity of the obligations in a Money Market Fund will not exceed 90 days.

The Prime Obligations Fund and, within the limitations described above, the U.S. Government Obligations Fund may invest in commercial paper and other short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating categories assigned by an NRSRO or, if not rated, found by the Group's Board of Trustees to be of comparable quality. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument. For a description of the rating categories of the NRSROs, see the Appendix to the Statement of Additional Information. The Prime Obligations Fund may also invest in CCP, Europaper, bankers' acceptances, certificates of deposit and time deposits.

Variable amount master demand notes in which the U.S. Government Obligations Fund, the Prime Obligations Fund and certain other Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. First of America will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand, which shall not exceed seven days.




PROSPECTUS - Investor A Shares                                    PAGE 56

Each of the Money Market Funds may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying security, a dealer in the security, or by another third party, and may not be transferred separately from the underlying security. The Money Market Funds use these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable after a payment default on the underlying security may be treated as a form of credit enhancement.

Certain of the Money Market Funds' permitted investments may have received credit enhancement by a guaranty, letter of credit, or insurance. The Money Market Funds may evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the entity providing the credit enhancement, rather than the issuer. The bankruptcy, receivership, or default of an entity providing credit enhancement may adversely affect the quality and marketability of the underlying security.

Pursuant to the requirements of Rule 2a-7 adopted under the 1940 Act, each of the Money Market Funds will limit its investment, with respect to 75% of its assets, in the demand features of a single issuer to 10% of the Fund's assets. With respect to the remaining 25% of a Money Market Fund's assets, the Fund may invest in securities subject to demand features from, or directly issued by, one or more institutions, provided they are rated in the highest rating category assigned by an NRSRO and are issued by a "non-controlled person," as defined in the Rule. In addition, a demand feature, other than a standby commitment, may be acquired by a Money Market Fund only if the demand feature or its issuer has received a short-term rating from an NRSRO and not more than 5% of the Fund's assets are invested in demand features from a single issuer rated in the second highest short-term rating category assigned by an NRSRO.

Each of the Money Market Funds intends to follow the operational policies described above, as well as other non-fundamental policies that will enable the Fund to comply with the laws and regulations applicable to money market mutual funds, particularly Rule 2a-7 under the 1940 Act. Each of the Money Market Funds shall determine the effective maturity of its investments, the applicable credit rating of securities, and adequate diversification by reference to Rule 2a-7. Each of the Money Market Funds may change its operational policies to reflect changes in the laws and regulations applicable to money market mutual funds without shareholder approval.

The Tax-Free Fund may acquire zero-coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity. Additionally, the Tax-Free Fund, within the limitations described above and subject to the quality standards for tax-exempt commercial paper described below, may invest in commercial paper.

Although the Tax-Free Fund presently does not intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities which are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations the repayment of which is dependent upon similar types of projects or projects located in the same state. Such





PROSPECTUS - Investor A Shares                                PAGE 57
investments would be made only if deemed necessary or appropriate by the Investment Adviser. To the extent that the Tax-Free Fund's assets are concentrated in Municipal Securities that are so related, the Tax-Free Fund will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Tax-Free Fund's assets were not so concentrated.

  Money Market Funds
  SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

   *Complex Securities (except      *Foreign Securities               *Government Obligations
    Treasury Fund)                  *Guaranteed Investment Contracts  *Lending Portfolio Securities
   *Municipal Securities              (Prime Obligations Fund only)   *Portfolio Turnover
     (except Treasury Fund)         *Private Activity Bonds           *Put and Call Options (Tax-Free Fund)
   *Repurchase Agreements             (Tax-Free Fund Only)            *Restricted Securities (except Treasury
   *Reverse Repurchase              *When-Issued and Delayed-            Fund)
     Agreements and Dollar            Delivery Transactions
     Roll Agreements


RISK FACTORS AND INVESTMENT TECHNIQUES


Like any investment program, an investment in a Fund entails certain risks.
The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with First of America Bank, N.A. (formerly, First of America Bank-Michigan, N.A., "FOA," the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to FOA's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.

COMPLEX SECURITIES

Some of the investment techniques utilized by First of America, and in the case of the International Fund and Balanced Allocation Fund, Gulfstream, in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN SECURITIES

The International Fund invests primarily in the securities of foreign issuers. The Balanced Allocation Fund may invest up to 20% of its total assets in foreign securities. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and Equity Income Fund



PROSPECTUS - Investor A Shares                               PAGE 58
may invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. The Government Income Fund, the U.S. Government Obligations Fund, the Prime Obligations Fund and the Tax-Free Fund may invest in foreign securities by purchasing:
Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks outside the U.S.; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank; Canadian time deposits ("CTDs"), which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks; Yankee certificates of deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank but held in the U.S.; CCP; and Europaper.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S.-domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality.
Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency





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
declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.


U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The International Fund and Balanced Allocation Fund may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.


Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the ECU, which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FOREIGN CURRENCY TRANSACTIONS

Each of the Funds, with the exception of the Money Market Funds and the Tax-Free Income Funds, may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed





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
number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.


For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes it will increase, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.


The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to buy the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.


If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of such currency increases. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the




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difference (the "spread") between the prices at which they are buying and selling various currencies.


No Fund intends to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. A Fund also will not enter into forward currency contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.


For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FUTURES CONTRACTS

The Growth Funds, the Growth and Income Funds, the Income Funds and the Municipal Bond Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercising of the option at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio





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securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS

The U.S. Government Obligations Fund will invest primarily in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Subject to the investment parameters described above, each of the remaining Funds may also invest in such obligations. The Treasury Fund, however, will invest exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such securities.

The types of U.S. government obligations in which each of these Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Stripped Treasury Obligations in which the Money Market Funds may invest do not include certificates of accrual on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").


Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, SLMA or FHLMC, since it is not obligated to do so by law. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when First of America believes that the credit risk with respect thereto is minimal.


GUARANTEED INVESTMENT CONTRACTS

The Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund may invest in GICs. When investing in GICs, the Bond Fund the Limited Maturity Bond Fund and the Prime Obligations Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. The Prime Obligations Fund may only invest in GICs that have





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received the requisite ratings by one or more NRSROs, see "INVESTMENT
OBJECTIVES AND POLICIES - The Money Market Funds" in this Prospectus. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment. For each of the Bond Fund and Limited Maturity Bond Fund, no more than 15% of its total assets will be invested in instruments which are considered to be illiquid. For the Prime Obligations Fund, no more than 10% of its total assets may be invested in instruments which are considered to be illiquid. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

MEDIUM-GRADE SECURITIES


Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund and Michigan Bond Fund may invest in fixed-income securities rated within the fourth highest rating category assigned by an NRSRO (i.e., BBB or Baa by S&P or Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.


Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, First of America will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES


The Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. However, the Government Income Fund may invest greater amounts as conditions warrant. Each of the remaining Funds, except the International Fund, may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Government Income Fund, Prime Obligations Fund and U.S. Government Obligations Fund may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.


The mortgage-related securities in which the these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated payment mortgage obligations, fifteen-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations





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is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate





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collection of principal but are not backed by the full faith and credit of the
United States government.

The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers First of America determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in First of America's opinion are illiquid if, as a result, more than 15% of the value of the Government Income Fund's total assets will be illiquid.

Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, First of America will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.





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MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities (Michigan Municipal Securities, in the case of the Michigan Bond Fund) which may be held by the Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund, Michigan Bond Fund, Prime Obligations Fund, U.S. Government Obligations Fund and Tax-Free Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Municipal Bond Fund and Michigan Bond Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The above-named Funds may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Each of the above-named Funds invests primarily in Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or in the highest rating category assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. These Funds may also purchase Municipal Securities which are unrated at the time of purchase but determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The Money Market Funds may invest in Municipal Securities only in compliance with the requirements of Rule 2a-7 under the 1940 Act, which generally requires that they invest only in securities rated in the two highest rating categories assigned by an NRSRO (with no more than 5% of their assets invested in the second highest rating category). The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating category assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities."


Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor First of America will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

Municipal Securities and Michigan Municipal Securities purchased by the Tax-Free Income Funds may include rated and unrated variable and floating rate tax-exempt notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Tax-


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Free Income Funds will be determined by First of America, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Funds' investment policies. In making such determinations, First of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Free Income Funds will approximate their par value. The Tax-Free Income Funds will not purchase variable and floating rate notes or any other securities which in First of America's opinion are illiquid if, as a result, more than 15% of either Tax-Free Income Fund's total assets will be illiquid.

OTHER MUTUAL FUNDS


Each of the Funds, except the Money Market Funds, may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Parkstone Money Market Funds, provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Fund in shares of the Money Market Funds of the Group, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE FUNDS - Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor" and "GENERAL INFORMATION - Transfer Agency and Fund Accounting Services") will charge their fees to the investing Fund, rather than the Money Market Funds. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of unaffiliated mutual funds. Additional restrictions regarding the Funds' investments in securities of unaffiliated mutual funds and/or the Money Market Funds of the Group are contained in the Statement of Additional Information.


PRIVATE ACTIVITY BONDS

The Tax-Free Income Funds and the Tax-Free Fund may invest in private activity bonds. It should be noted that the Tax Reform Act of 1986 substantially revised provisions of prior federal law affecting the issuance and use of proceeds of certain tax-exempt obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Any reference herein to private activity bonds includes industrial development bonds. Interest on private activity bonds is tax-exempt (and such bonds will be considered Municipal Securities for purposes of this Prospectus) only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. If a Fund invests in private activity bonds which fall outside these categories, shareholders may become subject to the alternative minimum tax on that part of the Fund's distributions derived from interest on such bonds. The Tax Reform Act generally does not change the federal tax treatment of bonds issued to finance government operations. For further information relating to the types of private activity bonds which will be included in income subject to the alternative minimum tax, see "ADDITIONAL INFORMATION - Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.

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PUT AND CALL OPTIONS


Each of the Growth Funds, the Growth and Income Funds, the Income Funds and the Tax-Free Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each Fund may also engage in writing call options from time to time as First of America or Gulfstream, as the case may be with respect to the Balanced Allocation Fund or International Fund, deem appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds will cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to each of the Balanced Allocation Fund and International Fund, 20% of its net assets.


Each of the Growth Funds, the Growth and Income Funds and the Government Income Fund, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.


In addition, each of the Tax-Free Fund and the Tax-Free Income Funds may acquire "puts" with respect to Municipal Securities (or Michigan Municipal Securities, as the case may be), held in its portfolio. Under a put, such Fund would have the right to sell a specified Municipal Security



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(or Michigan Municipal Security, as the case may be) within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. Each of the Tax-Free Fund and the Tax-Free Income Funds will acquire puts solely either to facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate of return. Each of the Tax-Free Fund and the Tax-Free Income Funds expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).


REPURCHASE AGREEMENTS

Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which First of America or Gulfstream, as the case may be, deem creditworthy under the guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

RESTRICTED SECURITIES

Securities in which each of the Funds, with the exception of the Treasury Fund, may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.


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Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1993 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. For each of the Non-Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. For each of the Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 10% of the market value of its net assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Each of the Funds may borrow money by entering into reverse repurchase agreements and, in the case of the Income Funds and the Tax-Free Income Funds, dollar roll agreements in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities, at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income Funds and Tax-Free Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVES AND POLICIES
- Additional Information on Portfolio Instruments-Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities


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
or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.


No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of First of America or Gulfstream, as the case may be, to manage it might be adversely affected. The Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, each Fund except the Treasury Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by First of America or Gulfstream, as the case may be. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time.
While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that First of America or Gulfstream, as the case may be, have determined are creditworthy under guidelines established by the Group's Board of Trustees.


PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

Because the Money Market Funds intend to invest primarily in securities with maturities of less than one year (although each may invest in securities with maturities of up to 13 months) and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to each of the Money Market Funds is expected to be zero for regulatory purposes. For portfolio turnover rates for each of the Non-Money Market Funds, see "FINANCIAL HIGHLIGHTS."

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The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).

None of the Funds, with the exception of the Michigan Bond Fund, may:

         Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Irrespective of the investment restriction above, and pursuant to Rule 2a-7 under the 1940 Act, the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund and the Treasury Fund each will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to above under the caption "INVESTMENT OBJECTIVES AND POLICIES - The Money Market Funds."

The Michigan Bond Fund may not:

         Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, (a) more than 5% of the value of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the value of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in the securities of a single issuer.

For purposes of the investment limitations above, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security and, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

PROSPECTUS - Investor A Shares                                        PAGE 73

None of the Funds will:

1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

2. (a) Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% (10% in the case of the Money Market Funds) of its total assets at the time of borrowing (and provided that such bank borrowings, reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing; (b) enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements; and (c) issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder.

3. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

For purposes of investment limitation number 1 above only, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

The following additional investment restriction may be changed without the vote of a majority of the outstanding shares of a Fund.

Each Fund may not:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% (10% in the case of the Money Market Funds) of the Fund's net assets would be invested in securities that are illiquid.





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
In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES - Investment Restrictions" in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

TRUSTEES


Overall responsibility for management of the Group rests with its Board of Trustees. The Group will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently five Trustees, three of whom are not "interested persons" of the Group within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations. The names, addresses, birth dates and principal occupations during the past five years of the Trustees are set forth in the Statement of Additional Information.

The Trustees of the Group receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of First of America Bank Corporation ("FABC"), BISYS, The BISYS Group, Inc. or BISYS Ohio receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator and may receive fees from each of the Funds pursuant to the Investor A Distribution and Shareholder Service Plan described below. BISYS Ohio, an affiliate of BISYS, receives fees from the Group for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER AND SUBADVISER

First of America, 303 North Rose Street, Suite 500, Kalamazoo, Michigan 49007, was established in 1932 and is the investment adviser of the Group. First of America, a registered investment adviser, is a wholly-owned subsidiary of FOA, which is a wholly-owned subsidiary of FABC. FABC currently has over $21.5 billion in assets and provides financial services to communities in Michigan, Indiana, Illinois and Florida. FABC has, however, entered into an agreement to sell its operations in Florida, thereby reducing its assets by approximately $1.1 billion. As of June 30, 1997, First of America managed over $15.8 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. First of America acts as subadviser to the Trust Division of FABC with respect to $7.2 billion in discretionary assets, providing equity, fixed income, balanced and money management services.

Subject to such policies as the Group's Board of Trustees may determine, First of America, either directly or, with respect to the International Fund and the Balanced Allocation Fund, through Gulfstream, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.


First of America utilizes a team approach to the investment management of the Funds, with up to three professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objectives. Roger H. Stamper, Managing Director of First of America, is primarily responsible for the day-to-day

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
management of each of the Growth Funds (except the International Fund) and the Growth and Income Funds. Mark R. Kummerer, Managing Director - Fixed Income of First of America, is primarily responsible for the day-to-day management of the Income Funds. Christian S. Swantek, Vice President of First of America, is primarily responsible for the day-to-day management of the Tax-Free Income Funds. Messrs. Stamper and Kummerer have held their respective positions with First of America since 1988 and 1986, respectively. Prior to June 1993, Mr. Swantek was a portfolio manager at PNC Investment Management & Research and its various investment management affiliates.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, First of America receives a fee from the Large Capitalization Fund, computed daily and paid monthly, at the annual rate of 0.80% of the Fund's average daily net assets. For its services in connection with each of the Small Capitalization Fund, Mid Capitalization Fund, Equity Income Fund and Balanced Allocation Fund, First of America's fee is computed daily and paid monthly at the annual rate of 1.00% of the applicable Fund's average daily net assets. For its services in connection with the International Fund, First of America's fee is computed daily and paid monthly at the annual rate of 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million and 1.05% of average daily net assets above $400 million. For its services in connection with each Income Fund and Tax-Free Income Fund, First of America's fee is computed daily and paid monthly at the annual rate of 0.74% of each Income Fund's and Tax-Free Income Fund's average daily net assets. For its services in connection with the Money Market Funds, First of America's fee is computed daily and paid monthly, at the annual rate of 0.40% of each Money Market Fund's average daily net assets. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.


Pursuant to the terms of its Investment Advisory Agreement with the Group, First of America has entered into a Sub-Investment Advisory Agreement with Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement, Gulfstream has been retained by First of America to manage the investment and reinvestment of the assets of the International Fund and to manage the investment and reinvestment of those assets of the Balanced Allocation Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for day-to-day management of the International Fund's assets and the applicable portion of the Balanced Allocation Fund, reviewing investment performance policies and guidelines and maintaining certain books and records, and First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. First of America may also render advice with respect to the International Fund's investments in the United States. Gulfstream utilizes a team approach to investment management to ensure a disciplined investment process designed to result in long-term performance consistent with a Fund's investment objective. No one person is responsible for a Fund's management.



PROSPECTUS - Investor A Shares                                 PAGE 76

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with First of America, Gulfstream receives from First of America a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Allocation Fund which are invested in foreign securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James
P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. First of America is the sole limited partner, and as of August 31, 1996, exercised options to increase its interest in Gulfstream from 49% to 72%. As of June 30, 1997, Gulfstream had over $8.6 million in international assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average over 20 years of investment experience and 10 years of international investment experience.


Under Gulfstream's partnership agreement, First of America possesses veto authority over the general budgetary affairs of Gulfstream. Because of its current 72% ownership interest, First of America is deemed to control Gulfstream for purposes of the 1940 Act.

For further information regarding the relationship between Gulfstream and First of America, see "MANAGEMENT OF THE GROUP - Investment Adviser" in the Statement of Additional Information.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each Fund of the Group, and also acts as the Group's principal underwriter and distributor. (the "Administrator" or the "Distributor," as the context indicates). First of America serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Ohio, are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee, computed daily and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets, or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator, First of America receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the


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
net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

The Distributor acts as agent for the Funds in the distribution of each of their shares and, in such capacity, solicits orders for the sale of shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain some or all of any sales charge imposed upon the Investor A Shares and may receive compensation under the Distribution and Shareholder Service Plan described below.

EXPENSES


First of America, Gulfstream and BISYS each bear all expenses in connection with the performance of its services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Investor A Shares and the other classes of shares of the Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and may, in the case of Investor A Shares, Investor B Shares and Investor C Shares, also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.


The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including the Investor A Shares class, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees' fees incurred as a result of issues relating solely to one class of shares.

DISTRIBUTION PLAN FOR INVESTOR A SHARES

Rule 12b-1, adopted by the SEC under the 1940 Act, permits an investment company to pay directly or indirectly expenses associated with the distribution of its shares in accordance with a plan adopted by an investment company's trustees and approved by its shareholders. Pursuant to such Rule, the Group has adopted an Investor A Distribution and Shareholder Service Plan (the

PROSPECTUS - Investor A Shares                                      PAGE 78

"Investor A Plan") with respect to the Investor A Shares of each Fund.
Pursuant to the Investor A Plan, each Fund is authorized to pay or reimburse BISYS, as Distributor of the Investor A Shares, for certain expenses that are incurred in connection with shareholder and distribution services. The Plan authorizes any Fund to pay BISYS, as Distributor of Investor A Shares, a shareholder and distribution service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of Investor A Shares of such Fund. Such amount may be used by BISYS to pay banks and their affiliates (including FOA-Michigan, and its affiliates), and other institutions, including broker-dealers ("Participating Organizations") for administration, distribution, and/or shareholder service assistance pursuant to an agreement between BISYS and the Participating Organization. Under the Investor A Plan, a Participating Organization may include BISYS, its subsidiaries, and its affiliates.


Fees paid pursuant to the Investor A Plan are accrued daily and paid monthly, and are charged as expenses of Investor A Shares of a Fund as accrued.
Payments under the Investor A Plan will be calculated daily and paid monthly at a rate not to exceed the limits described above, which rate is set from time to time by the Board of Trustees.


Pursuant to the Investor A Plan, the Distributor may enter into agreements with Participating Organizations for providing shareholder and distribution services to their customers who are the record or beneficial owners of Investor A Shares. Such Participating Organizations will be compensated at the annual rate of up to 0.25% of the average daily net asset value of the Investor A Shares held of record or beneficially by the Participating Organization's customers. The shareholder and distribution services provided by Participating Organizations may include promoting the purchase of Investor A Shares of a Fund by their customers; processing purchase, exchange, and redemption requests from customers and placing orders with the Distributor or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor A Shares; providing sub-accounting with respect to Investor A Shares beneficially owned by customers or the information necessary for sub-accounting; responding to inquiries from customers concerning their investment in Investor A Shares; arranging for bank wires; and providing other similar services as may be reasonably requested.

Actual distribution and shareholder service expenses for Investor A Shares at any given time may exceed the Rule 12b-1 fees collected. These unrecovered amounts plus interest thereon will be carried forward and paid from future Rule 12b-1 fees collected. If the Investor A Plan were terminated or not continued, the Group would not be contractually obligated to pay for any expenses not previously reimbursed by the Group. During the fiscal year ended June 30, 1997, Rule 12b-1 fees collected were sufficient to cover actual distribution and shareholder service expenses; that is, there were no unrecovered amounts to be carried forward.

Conflict of interest restrictions may apply to the receipt by Participating Organizations of compensation from BISYS in connection with the investment of fiduciary assets in Investor A Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor A Shares.

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
As authorized by the Investor A Plan, BISYS has entered into a Participating Organization Agreement with First of America Securities, Inc. ("FSI"), a wholly-owned subsidiary of FABC, as a party and on behalf of its affiliate, First of America Brokerage Services, Inc. ("FOA- Brokerage"), a subsidiary of FOA-Michigan, pursuant to which FSI and FOA Brokerage have agreed to provide certain shareholder and distribution services in connection with Investor A Shares of the Funds purchased and held by FSI or FOA Brokerage for the accounts of its customers and Investor A Shares of the Funds purchased and held by customers of FSI or FOA Brokerage directly. These shareholder and distribution services include, but are not limited to, printing and distributing prospectuses to persons other than holders of Investor A Shares of the Funds, printing and distributing advertising and sales literature in connection with the sale of Investor A Shares, answering routine customer questions concerning the Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. In consideration of such services BISYS has agreed to pay FSI a monthly fee, computed at the annual rate of 0.10% of the average aggregate net asset value of Investor A Shares of the Money Market Funds and 0.25% of the average aggregate net asset value of Investor A Shares of the Non-Money Market Funds held during the period in customer accounts for which FSI or FOA Brokerage has provided services under this Agreement. FSI is responsible for payment of any portion of that fee payable to FOA Brokerage under the Agreement. BISYS will be compensated by the Funds in an amount equal to its payments to FSI under the Participating Organization Agreement. Such fee may exceed the actual costs incurred by FSI in providing such services.

Also in accordance with the Investor A Plan, BISYS has entered into a Participating Organization Agreement with FABC on behalf of its wholly- owned subsidiary banks (the "Subsidiary Banks"), pursuant to which the Subsidiary Banks have agreed to provide certain distribution, administrative and shareholder support service in connection with Investor A Shares purchased through their accounts. Such services include, but are not limited to, advertising and marketing the Investor A Shares, printing and distributing prospectuses to persons other than holders of Investor A Shares, printing and distributing advertising and sales literature in connection with the sale of Investor A Shares, answering routine customer questions concerning the Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. In consideration for such services, BISYS has agreed to pay FABC a monthly fee, computed at the annual rate of 0.10% for the Money Market Funds and 0.25% for the Non-Money Market Funds of the average aggregate net asset value of Investor A Shares held during the period in customer accounts for which the Subsidiary Banks provided such services under this Agreement. FABC is responsible for making any applicable payments to each Subsidiary Bank. BISYS will be compensated by each Fund in an amount equal to its payments to FABC under the Participating Organization Agreement with respect to Investor A Shares of that Fund. Such fee may exceed the actual costs incurred by the Subsidiary Banks in providing the services.

The Group understands that Participating Organizations may charge fees to their customers who are the owners of Investor A Shares for additional services provided in connection with their customer accounts. These fees would be in addition to any amounts which may be received by a Participating Organization under its Agreement with BISYS. Customers of Participating Organizations should read this Prospectus in light of the terms governing their account with a Participating Organization.

PROSPECTUS - Investor A Shares                                     PAGE 80

The Investor A Plan requires the officers of the Group to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board reviews these reports in connection with its decisions with respect to the Plan.

As required by Rule 12b-1, the Investor A Plan was approved by the Trustees of the Group, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Group and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"). The Investor A Plan continues in effect as long as such continuance is specifically approved at least annually by the Group's Trustees, including a majority of the Independent Trustees.

The Investor A Plan may be terminated by a vote of a majority of the Independent Trustees, or by a vote of a majority of the holders of the outstanding voting securities of the Investor A Shares. Any change in the Investor A Plan that would increase materially the distribution expenses paid by a Fund requires shareholder approval; otherwise, the Plan may be amended by the Trustees, including a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting upon the amendment. As long as the Investor A Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Group's Transfer Agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Ohio also provides certain accounting services for each of the Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP - Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

While BISYS Ohio is a distinct legal entity from BISYS (the Group's Administrator and Distributor), BISYS Ohio is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.

BANKING LAWS

First of America believes that it may perform the investment advisory services for the Group's Funds contemplated by the Investment Advisory Agreement and by this Prospectus without violating applicable banking laws or regulations.
FABC, FSI, FOA Brokerage and the Subsidiary Banks believe that they may provide the shareholder and distribution services contemplated by their Participating Organization Agreements with BISYS and by this Prospectus without violating applicable banking laws or regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which First of America, FSI, FOA Brokerage or the Subsidiary Banks could continue to perform such services for the Group. See the Statement of Additional Information ("MANAGEMENT OF THE GROUP - Glass-Steagall Act") for further discussion.

PROSPECTUS - Investor A Shares                                        PAGE 81

HOW TO BUY INVESTOR A SHARES


Investor A Shares of each Fund are continuously offered and may be purchased directly either by mail or by telephone. Investor A Shares of the Michigan Bond Fund may only be sold in those states where the Fund has filed the required notification documents, currently only Colorado, District of Columbia, Florida, Georgia, Hawaii, Illinois, Indiana, Michigan, Mississippi, New Jersey, Ohio and Virginia. Investor A Shares may also be purchased through a broker-dealer who has entered into a dealer agreement with the Distributor. Except as otherwise discussed below under "Other Information Regarding Purchases" and "Auto Invest Plan," the minimum initial investment in a Fund, based upon the public offering price, is $1,000; however, there is no minimum subsequent purchase. Shareholders will pay the next calculated net asset value after the receipt by the Distributor of an order to purchase Investor A Shares, plus any applicable sales charge as described below (see "SALES CHARGES"). In the case of an order for the purchase of shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly.


BY MAIL

To purchase Investor A Shares of any of the Funds by mail, complete an Account Application Form and return it along with a check or money order made payable to The Parkstone Group of Funds at the following address:

                          The Parkstone Group of Funds
                                 P.O. Box 50551
                        Kalamazoo, Michigan  49005-0551


An Account Application Form can be obtained by calling the Group at (800) 451-8377.


BY TELEPHONE

To purchase Investor A Shares of any of the Funds by telephone, an Account Application Form must have been previously received by the Distributor. To place an order by telephone, even if payment is to be made by wire, call the Group's toll-free number (800) 451-8377. Payment for such Investor A Shares ordered by telephone may be made by check or wire. Where payment is made by check, the transaction will not be processed until the check is received by the Group's Custodian. If a check received to purchase Investor B Shares does not clear or if a wire transfer is not received by the Group's Custodian within three Business Days (as defined in "HOW SHARES ARE VALUED") of the purchase order, the purchase may be canceled and the investor could be liable for any losses or fees incurred. When purchasing Investor A Shares by wire, contact the Distributor at (800) 851-1227 for wire instructions.


OTHER INFORMATION REGARDING PURCHASES

Investor A Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by FABC or one of its affiliates. Investor A Shares of the Funds sold to FABC or the affiliate acting in a fiduciary, advisory, custodial, or other similar capacity on behalf



PROSPECTUS - Investor A Shares                               PAGE 82
of Customers will normally be held of record by FABC or the affiliate. With respect to such Investor A Shares so sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof on a timely basis. Beneficial ownership of such Investor A Shares of the Funds will be recorded by FABC or one of its affiliates and reflected in the account statements provided to Customers. FABC or one of its affiliates may exercise voting authority for those Investor A Shares for which it has been granted authority by the Customer.


Investor A Shares of the Funds are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Investor A Shares plus any applicable sales charge as described below. Purchases of Investor A Shares of any of the Funds will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund. Investor A Shares of all Funds, except the Money Market Funds, are eligible to earn dividends on the first Business Day following the execution of the purchase. Investor A Shares of the Money Market Funds purchased before 11:30 a.m., Eastern Time, begin earning dividends on the same Business Day. Investor A Shares of the Funds continue to be eligible to earn dividends through the day before their redemption.

An order to purchase Investor A Shares will be deemed to have been received by the Distributor only when federal funds are available to the Group's Custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Investor A Shares which is transmitted by federal funds wire will be available the same day for investment by the Group's Custodian, if received prior to the last Valuation Time (see "HOW SHARES ARE VALUED"). Purchases made by check or other means are made at the price next determined upon receipt of the purchase instrument. However, proceeds from redeemed shares purchased by check will not be sent until the method of payment has cleared. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Investor A Shares.


The minimum initial investment amount referred to above may be waived if purchases are made in connection with Individual Retirement Accounts (IRAs), Keoghs or similar plans. For information on IRAs, Keoghs or similar plans, contact FABC at (800) 544-6155. Due to the relatively high cost of handling small investments, the Group reserves the right to redeem involuntarily, at net asset value, the Investor A Shares of any shareholder if, because of redemptions of Investor A Shares by or on behalf of the shareholder (but not as a result of a decrease in the market price of such Investor A Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such shareholder in that Fund has a value of less than $1,000. Accordingly, an investor purchasing Investor A Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if the investor thereafter redeems any such Investor A Shares. If at any time a shareholder's account balance falls below $1,000, upon 30 days' notice, the Group may exercise its right to redeem such Investor A Shares and to send the proceeds to the shareholder.

PROSPECTUS - Investor A Shares                                      PAGE 83

Depending upon the terms of a particular Customer account, FABC or one of its affiliates may charge a Customer account fees for services provided in connection with investment in a Fund. Information concerning these services and any charges may be obtained from FABC or the affiliate. This Prospectus should be read in conjunction with any such information so received.

The Group reserves the right to reject any order for the purchase of Investor A Shares in whole or in part.

Every shareholder will receive a confirmation of each new transaction in the shareholder's account which will also show the total number of Investor A Shares of the respective Fund of the Group owned by the shareholder. Confirmation of purchases and redemptions of Investor A Shares of the Funds by FABC or one of its affiliates on behalf of a Customer may be obtained from FABC or the affiliate. Shareholders may rely on these statements in lieu of certificates. Certificates representing Investor A Shares of the Funds will not be issued.

AUTO INVEST PLAN


The Parkstone Group of Funds Auto Invest Plan (the "Auto Invest Plan") enables shareholders to make regular monthly or quarterly purchases of Investor A Shares through automatic deduction from their bank accounts. With shareholder authorization, the Group's Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the shareholder's bank account which will automatically be invested in shares at the public offering price on the date of such deduction (or the next Business Day thereafter, as defined under "HOW SHARES ARE VALUED" below). The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments in a Fund is $50. To participate in the Auto Invest Plan, shareholders should complete the appropriate section of the Account Application Form or a supplemental Auto Invest Plan application that can be acquired by calling the Group at (800) 451-8377. For a shareholder to change the Auto Invest Plan instructions, the request must be made in writing to the Group's Distributor, BISYS Fund Services, c/o The Parkstone Group of Funds, P.O. Box 50551, Kalamazoo, Michigan 49005-0551 and may take up to 15 days to implement.




PROSPECTUS - Investor A Shares                                    PAGE 84

SALES CHARGES

The public offering price of Investor A Shares of the Funds is equal to net asset value plus the applicable sales charge. BISYS receives this sales charge as Distributor and may reallow it as dealer discounts and brokerage commissions as follows:

GROWTH FUNDS
GROWTH AND INCOME FUNDS

                                                                                     Dealer
                                                                                     Discounts
                                                   Sales Charge     Sales            and Brokerage
                                                   as % of          Charge as        Commissions
Amount of Transaction at                           Net Amount       % of Public      as % of Public
Public Offering Price                              Invested         Offering Price   Offering Price
---------------------------------------------------------------------------------------------------
Less than $50,000 . . . . . . . . . . . . . . .     4.71%              4.50%            4.00%
$50,000 but less than $100,000  . . . . . . . .     4.17               4.00             3.50
$100,000 but less than $250,000 . . . . . . . .     3.09               3.00             2.50
$250,000 but less than $500,000 . . . . . . . .     2.04               2.00             1.50
$500,000 but less than $1,000,000 . . . . . . .     1.01               1.00             1.00
$1,000,000 or more  . . . . . . . . . . . . . .     0.00               0.00             0.00

INCOME FUNDS
TAX-FREE INCOME FUNDS

                                                                                      Dealer
                                                                                      Discounts
                                                   Sales Charge     Sales             and Brokerage
                                                   as % of          Charge as         Commissions
Amount of Transaction at                           Net Amount       % of Public       as % of Public
Public Offering Price                              Invested         Offering Price    Offering Price
----------------------------------------------------------------------------------------------------
Less than $50,000 . . . . . . . . . . . . . . .     4.17%              4.00%            3.75%
$50,000 but less than $100,000  . . . . . . . .     3.63               3.50             3.25
$100,000 but less than $250,000 . . . . . . . .     3.09               3.00             2.50
$250,000 but less than $500,000 . . . . . . . .     2.04               2.00             1.50
$500,000 but less than $1,000,000 . . . . . . .     1.01               1.00             1.00
$1,000,000 or more  . . . . . . . . . . . . . .     0.00               0.00             0.00

IN GENERAL

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

In addition to amounts paid to dealers as a dealer concession out of the sales charge paid by investors, if any, the Distributor may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of shares of a Fund during a specified


PROSPECTUS - Investor A Shares                                  PAGE 85
period of time. Any such additional consideration or incentive program may be terminated at any time by the Distributor.


The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor except FSI, to which the Distributor reallows all of the sales charge on the shares sold by FSI. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of any of the Funds of the Group. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash items offered through sales contests: (1) vacation trips, including travel arrangements and lodging at resorts; (2) tickets for entertainment events (such as concerts, cruises and sporting events); and (3) merchandise (such as clothing, trophies, clocks and pens). The Distributor, at its expense, currently conducts an annual sales contest for dealers, including FSI, in connection with their sales of shares of the Funds. Dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

REDUCED SALES CHARGES

SALES CHARGE WAIVERS

The Distributor may waive sales charges for the purchase of Investor A Shares of a Fund by or on behalf of (1) employees and retired employees (including spouses, children and parents of employees and retired employees) of FABC, BISYS and any affiliates thereof, (2) Trustees of the Group, (3) directors and retired directors (including spouses and children of directors and retired directors) of FABC and any affiliate thereof, (4) employees (and their spouses and children under the age of 21) of any broker-dealer with which the Distributor enters into an agreement to sell shares of the Funds, (5) orders placed on behalf of other investment companies distributed by the Distributor and (6) qualified orders placed by broker-dealers, investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such broker-dealers, investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner on the books and records of the broker or agent. Investors may be charged a fee if they effect transactions in Investor A Shares through a broker or agent. In addition, the Distributor may waive sales charges on Investor A Shares purchased with the proceeds from the redemption of shares of an unaffiliated mutual fund that were purchased or sold with a sales load or commission. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or his financial institution, at the time the purchase is made. A copy of the investor's account statement showing the redemption must accompany such notice. Investors are advised that a sales charge will not be waived in situations where a broker or dealer has reached an agreement with its customer that




PROSPECTUS - Investor A Shares                                   PAGE 86
the sales charge will be collected, notwithstanding the fact that a Fund purchase is made with the proceeds from the redemption of shares of an unaffiliated mutual fund. In these cases, investors acknowledge that the sales charge compensates the broker or dealer for the services of such broker or dealer.


The Distributor may also waive sales charges for the purchase of Investor A Shares of a Fund by employee benefit plans qualified under Section 401 of the Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Internal Revenue Code, subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by the Distributor. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent thirteen-month period in the Funds or the Investor A Shares of the other Funds of the Group totals at least $1,000,000. Participating Organizations through which employee benefit plans purchase Investor A Shares may be compensated by the Distributor under the Investor A Plan.

CONCURRENT PURCHASES

For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Investor A Shares of one Fund and of one or more of the other Funds of the Group sold with a sales charge. For example, if a shareholder concurrently purchases Investor A Shares in one of the other Funds of the Group sold with a sales charge at the total public offering price of $25,000 and Investor A Shares in a Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $50,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice.

LETTERS OF INTENT

An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Investor A Shares of a Fund at a designated total public offering price within a designated 13-month period. Each purchase of Investor A Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). A Letter of Intent may include purchases of Investor A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her initial purchase(s) of shares at the end of the 13-month period the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

PROSPECTUS - Investor A Shares                                     PAGE 87

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Investor A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Investor A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Investor A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Investor A Shares, whether paid in cash or reinvested in additional Investor A Shares, are not subject to escrow. The escrowed Investor A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. If and when the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased, along with any purchases made during the 90 days prior to the date such investor signs the Letter of Intent, at the applicable public offering price at the end of the 13-month period. The difference in sales charge will be used to purchase additional Investor A Shares of such Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

For further information about Letters of Intent, interested investors should contact the Distributor at (800) 451-8377. This program, however, may be modified or eliminated at any time or from time to time by the Group without notice.

RIGHT OF ACCUMULATION

Pursuant to the right of accumulation, investors are permitted to purchase Investor A Shares of a Fund at the public offering price applicable to the total of (a) the total public offering price of the Investor A Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the "purchaser's combined holdings" of the Investor A Shares of all of the Funds of the Group sold with a sales charge. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Group without notice.

DIRECTED DIVIDEND OPTION

A shareholder may elect to have all income dividends and capital gains distributions paid by check, reinvested in the Fund or reinvested in any of the Group's other Funds, without the payment of a sales charge (provided the other Fund is maintained at the minimum required balance). If you elect to receive distributions paid by check and the check (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your payment election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks that remain uncashed for six months will be cancelled and reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

PROSPECTUS - Investor A Shares                                       PAGE 88

The Directed Dividend Option may be modified or terminated by the Group at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in any of the Parkstone IRAs.

EXCHANGE PRIVILEGE


The exchange privilege enables shareholders of Investor A Shares to acquire Investor A Shares that are offered by another Fund of the Group with a different investment objective. In order for the exchange privilege to apply, the redemption of one Fund and corresponding purchase of another Fund must occur on the same Business Day (as defined in "HOW SHARES ARE VALUED" below). Except in the case of holders of Investor C Shares wishing to exchange their shares for Investor A Shares of any of the Money Market Funds, holders of shares of one class may not exchange their shares for shares of another class. For example, holders of a Fund's Investor B Shares may not exchange their shares for Investor A Shares, and holders of a Fund's Investor A Shares may not exchange their shares for Investor B Shares.


Holders of Investor A Shares of any of the Group's Money Market Funds (including Investor A Shares acquired through reinvestment of dividends and distributions on such shares) may exchange those Investor A Shares at net asset value without any sales charge for Investor A Shares offered by any of the Group's other Money Market Funds, provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Similarly, holders of Investor A Shares of any of the Group's other Funds (the "Non-Money Market Funds") may exchange those Investor A Shares at net asset value without any sales charge for Investor A Shares offered by any Fund of the Group, including the Money Market Funds. Holders of Investor A Shares of any of the Group's Money Market Funds may exchange those Investor A Shares for Investor A Shares offered by the Non-Money Market Funds of the Group, but a sales load will be charged on the exchange.

An exchange is considered a sale of shares on which a shareholder may realize a capital gain or loss for federal income tax purposes. A shareholder may not include any sales charge on shares of a Fund as a part of the cost of those shares for purposes of calculating the gain or loss realized on an exchange of those shares within 90 days of their purchase.

A shareholder wishing to exchange his or her shares may do so by contacting the Group at (800) 451-8377 or by providing written instructions to the Transfer Agent. Any shareholder who wishes to make an exchange should obtain and review the current Prospectus of the Fund of the Group in which the shareholder wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "HOW TO REDEEM YOUR INVESTOR A SHARES - By Telephone" below.

PARKSTONE INDIVIDUAL RETIREMENT ACCOUNTS

Investor A Shares of the Funds are available to shareholders on a tax-deferred basis through the following retirement plans:

PROSPECTUS - Investor A Shares                                   PAGE 89

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

A Parkstone IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Parkstone IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")

A Parkstone SEP/IRA may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions into IRAs on behalf of all eligible employees.




All Parkstone IRA distribution requests must be made in writing to the Transfer Agent. Any additional deposits to a Parkstone IRA must distinguish the type and year of the contribution.

For more information on any of the Parkstone IRAs or other retirement plan options available (401(k) Defined Contribution Plans, 403(b)(7) Defined Compensation Plans, etc.), call the Group at (800) 451-8377. Shareholders are advised to consult a tax adviser on Parkstone IRA contribution and withdrawal requirements and restrictions.

HOW TO REDEEM YOUR INVESTOR A SHARES


Shareholders may redeem their Investor A Shares on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Holders of Investor A Shares with over $1 million invested in the Small Capitalization Fund who redeem such shares within one year from the date of purchase will be subject to a 1.00% redemption fee. All other shareholders may redeem their Investor A Shares without charge. Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Redemptions may be requested by mail or by telephone.


BY MAIL

A written request for redemption must be received by the Transfer Agent in order to honor the request. The Transfer Agent's address is: BISYS Fund Services Ohio, Inc., c/o The Parkstone Group of Funds, P.O. Box 50551, Kalamazoo, Michigan 49005-0551. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record, and (2) the redemption check is mailed to the shareholder(s) at the address of record. The shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.

PROSPECTUS - Investor A Shares                                     PAGE 90

For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations, as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that neither is a member of a clearing corporation nor maintains net capital of at least $100,000.

BY TELEPHONE

Investor A Shares may be redeemed by telephone if the Account Application Form reflects that the shareholder has that capability. The shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments will be transmitted on the next Business Day (as defined in "HOW SHARES ARE VALUED" below). Wire redemption requests may be made by the shareholder by telephone to the Group at (800) 451-8377. While the Transfer Agent currently does not charge a wire redemption fee, the Transfer Agent reserves the right to impose such a fee in the future.

The Group's Account Application Form provides that neither BISYS, BISYS Ohio, the Group nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. If the telephone feature was not originally selected, the shareholder must provide written instructions to the Group to add it. The Group will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may mail the request to the Transfer Agent. In addition, redemptions by telephone will be suspended for a period of 10 days following any change in the applicable telephone number.

CHECK WRITING FEATURE

Shareholders of Investor A Shares of the Money Market Funds may write checks on accounts for a minimum of $500. Once a shareholder has signed and returned a signature card, he or she will receive a supply of checks. A check may be made payable to any person, and the shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of the Fund account, a shareholder may not use a check to close his or her account. The shareholder's account will be charged a fee for stopping payment of a check upon the shareholder's request or if the check cannot be honored because of insufficient funds or other valid reasons.

PROSPECTUS - Investor A Shares                                  PAGE 91

AUTO WITHDRAWAL PLAN

The Auto Withdrawal Plan enables shareholders of a Fund to make regular monthly or quarterly redemptions of Investor A Shares. With shareholder authorization, the Transfer Agent will automatically redeem such Investor A Shares at the net asset value on the fifteenth day of the month or quarter (or the next Business Day, as defined in "HOW SHARES ARE VALUED," thereafter) and have the amount specified transferred according to the written instructions of the shareholder. Shareholders participating in this plan must maintain a minimum account balance of $1,000. The required minimum withdrawal is $100, monthly or quarterly.

The Auto Withdrawal Plan may be modified or terminated without notice. In addition, the Group may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or in the event that the account balance is less than the minimum $1,000 amount.

To participate in the Auto Withdrawal Plan, shareholders should call (800) 451-8377 for more information. Purchases of additional Investor A Shares concurrently with withdrawals may be disadvantageous to certain shareholders because of tax liabilities and sales charges. For a shareholder to change the Auto Withdrawal Plan instructions, the request must be made in writing to the Distributor and may take up to 15 days to implement.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES

All or part of a customer's Investor A Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at FABC or one of its affiliates.


Redemption orders are effected at the net asset value per share next determined after the Investor A Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Investor A Shares of the Funds may be more or less than the amount invested. Payment to shareholders for such Investor A Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from shareholders for next day payments upon redemption of Investor A Shares will be honored if received by the Transfer Agent before 4:00 p.m. (Eastern Time) on a Business Day (as defined below in "HOW SHARES ARE VALUED") or, if received after 4:00 p.m. (Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Also to the greatest extent possible, requests for same day payments upon redemption of Investor A Shares of the Money Market Funds will be honored if the request for redemption is received by the Transfer Agent before 11:30 a.m., (Eastern Time), on a Business Day or, if received after 11:30 a.m., (Eastern Time), on the next Business Day, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.


At various times, the Group may be requested to redeem Investor A Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed until payment has been collected for the purchase of such Investor A Shares which delay may be for 15 days or more. Such delay may be avoided if such Investor A Shares are purchased by

PROSPECTUS - Investor A Shares                                 PAGE 92
wire transfer of federal funds. The Group intends to pay cash for all Investor A Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

See the Statement of Additional Information ("ADDITIONAL PURCHASE AND REDEMPTION INFORMATION") for examples of when the Group may suspend the right of redemption or redeem Investor A Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

HOW SHARES ARE VALUED


The net asset value of the Investor A Shares of the Funds, with the exception of the Money Market Funds, is determined and the shares are priced as of the close of trading on the New York Stock Exchange (the "NYSE") on each Business Day (generally 4:00 p.m. Eastern Time) (with respect to the Non-Money Market Funds, the "Valuation Time"). The net asset value of the Investor A Shares of the Money Market Funds is determined and the shares are priced as of 12:00 p.m. noon (Eastern Time) and as of the close of trading on the NYSE on each Business Day (with respect to the Money Market Funds, the "Valuation Times"). A "Business Day" is a day on which the NYSE is open for trading and any other day other than a day on which no shares are tendered for redemption and no order to purchase any shares is received. Currently, the NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding shares of such class.

The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes. However, the assets in each Money Market Fund are valued based upon the amortized cost method. Pursuant to the rules and regulations of the SEC regarding the use of the amortized cost method, each Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Group seeks to maintain each Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

PROSPECTUS - Investor A Shares                                       PAGE 93

DIVIDENDS AND TAXES

GENERAL


Net income for each Fund is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is paid monthly, except for the Money Market Funds which declare dividends daily and pay them monthly. In some months, certain Funds may not pay any dividends. Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash or elects to participate in the Directed Dividend Option. Such election, or any revocation thereof, must be made in writing to the Transfer Agent, c/o The Parkstone Group of Funds, P.O. Box 50551, Kalamazoo, Michigan 49005-0551, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


Each Fund's net investment income available for distribution to the holders of Investor A Shares will be reduced by the amount of Rule 12b-1 fees payable to Participating Organizations under the Investor A Plan. Each Fund's net investment income available for distribution to the holders of Investor A Shares may also be reduced by the amount of retail transfer agency fees payable to the Transfer Agent applicable to the Investor A Shares.

Each of the Funds of the Group is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of its shareholders and each intends to distribute all of its net income and capital gains so that it is not required to pay federal income taxes on amounts so distributed to shareholders.

To avoid federal income tax, the Code requires each Fund to distribute each taxable year at least 90% of its investment company taxable income and at least 90% of its exempt-interest income. In addition, to avoid imposition of a non-deductible 4% excise tax, each Fund is required annually to distribute, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the twelve months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year. Finally, in order to permit the Municipal Bond Fund and the Michigan Bond Fund each to distribute exempt-interest dividends which shareholders may exclude from their gross taxable income for federal income tax purposes, at least 50% of such Fund's total assets must consist of obligations the interest on which is exempt from federal income tax as of the close of each fiscal quarter of such Fund.

A shareholder receiving a distribution of ordinary income and/or an excess of short-term capital gain over net long-term loss would treat it as a receipt of ordinary income. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends from domestic corporations, if any, received by that Fund bear to its gross income. A shareholder will not be able to take the dividends-received deduction unless that shareholder holds the shares for at least 46 days.

PROSPECTUS - Investor A Shares                                       PAGE 94

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to its shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held shares. Such distributions are not eligible for the dividends-received deduction.

Prior to purchasing shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.


Taxes may be imposed on the Funds, particularly the Balanced Allocation Fund and International Fund, by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its shareholders. In this case, shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Funds will report to their shareholders each year the amount, if any, of foreign taxes per share that they have elected to have treated as paid by their shareholders.


Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.

THE MUNICIPAL BOND FUND, THE MICHIGAN BOND FUND AND THE TAX-FREE FUND (THE "EXEMPT FUNDS")

Dividends derived from exempt-interest income may be treated by an Exempt Fund's shareholders as items of interest which may be excluded from their gross income. However, such dividends may be taxable to shareholders of the Municipal Bond Fund and the Tax-Free Fund under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. In determining net exempt-interest income, expenses of the Exempt Fund are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to the Exempt Fund's total gross income, excluding net capital gains. (Shareholders are advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion if such shareholder would be treated as a "substantial user" or a "related person" to such user under the Code). Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares is not deductible for federal income tax purposes if an Exempt Fund distributes exempt-interest dividends during the shareholder's taxable year. It is anticipated that distributions from the Exempt Funds will not be eligible for the dividends-received deduction for corporations.

Under the Code, if a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend, although the Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for





PROSPECTUS - Investor A Shares                                        PAGE 95
regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations have been issued as of the date of this Prospectus. In addition, dividends attributable to interest on certain private activity bonds may have to be included in shareholders' income for purposes of calculating alternative minimum tax. See "ADDITIONAL INFORMATION - Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information for more information regarding the federal alternative minimum tax.

To the extent dividends paid to shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax. A shareholder should consult his or her own tax adviser for any special advice.

Distributions by the Michigan Bond Fund to holders of shares who are subject to the Michigan personal income tax and/or single business tax will not be subject to the Michigan personal income tax, single business tax or any Michigan city income tax to the extent that the distributions are attributable to income received by the Michigan Bond Fund as interest from Michigan Municipal Securities or to the extent that the distributions are attributable to interest income and gains from the sale or disposal of United States obligations exempted from state taxation by the United States Constitution, treaties, and statutes. However, some or all of the other distributions by the Michigan Bond Fund may be taxable by the State of Michigan or subject to applicable city income taxes, even if the distributions are attributable to income of the Michigan Bond Fund derived from obligations of the United States or its agencies and instrumentalities. In addition, to the extent that a shareholder of the Michigan Bond Fund is obligated to pay state or local taxes outside of Michigan, dividends earned by an investment in the Michigan Bond Fund may represent taxable income. Investments held in the Michigan Bond Fund by a Michigan resident are not subject to the Michigan intangible personal property tax to the extent that the investments are attributable to bonds or other similar obligations of the State of Michigan or a political subdivision thereof, or obligations of the United States.

The Michigan Department of Treasury in a 1986 Revenue Administrative Bulletin has taken the position that the tax attributes of the securities held by a mutual fund flow through to the investors. Based on this position, the Michigan Department of Treasury has stated that mutual fund distributions attributable to interest from the fund's investment in direct U.S. government securities, as well as Municipal Securities, will not be subject to the Michigan personal income tax. The Michigan Department of Treasury also has stated that an owner of a share of a mutual fund will not be subject to intangible personal property tax to the extent that the pro rata share of the securities underlying the mutual fund would be exempt.

For Michigan personal income tax and intangible personal property tax purposes, taxable distributions from investment income and short-term capital gains, if any, are taxable as ordinary income, whether received in cash or additional shares, and are subject to the Michigan intangible personal property tax and to applicable Michigan city income taxes. The Michigan single business tax, a modified value added tax, is computed by applying the tax rate to a tax base determined by making certain adjustments to federal taxable income. Taxable distributions from investment income and gains, if any, may be included in federal taxable income or may comprise one of the adjustments made to the tax base. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer attributable to any gain

PROSPECTUS - Investor A Shares                                    PAGE 96
realized from the sale, exchange or other disposition of Michigan Municipal Securities may be included in the Michigan single business taxpayer's adjusted tax base for purposes of the Michigan single business tax to the extent included in federal taxable income. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer are not subject to the Michigan single business tax to the extent that the distributions are attributable to interest income from and any gain realized from the sale, exchange or other disposition of U.S. securities. Taxable long-term capital gains distributions are taxable as long-term capital gains for Michigan purposes irrespective of how long a shareholder has held the shares, except that such distributions reinvested in shares of the Michigan Bond Fund are exempt from the Michigan intangible personal property tax.

THE U.S. GOVERNMENT OBLIGATIONS FUND, THE PRIME OBLIGATIONS FUND AND THE TREASURY FUND

Since all of the net investment income of the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends-received deduction for corporations. The U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gains dividends" as described in the Code.

The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. Potential investors are advised to consult their tax advisers concerning state and local taxes, which may differ from the federal, state and local income taxes described above.

PERFORMANCE INFORMATION

From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in a Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a class of shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares' net investment income per share earned during a recent one-month period by that class of shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the Funds may present their respective distribution rates for a class of shares in shareholder reports and in supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per

PROSPECTUS - Investor A Shares                                         PAGE 97
share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Investor A Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of shares of the Funds, the net yield and total return on Investor A Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor A Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.


Investors may also judge the performance of any class of shares or Fund by comparing or referencing it to the performance of various mutual fund or market indices such as those published by various services, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION - Performance Comparisons" in the Statement of Additional Information.


Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by FABC or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if First of America and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

FUNDATA(R)

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's Funds through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by BISYS, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP


The Group was organized as a Massachusetts business trust in 1987 and currently offers eighteen Funds. The shares of each of the Funds of the Group, other than its four Money Market Funds, two Tax-Free Income Funds, the Conservative Allocation Fund and the Aggressive Allocation Fund are offered in four separate classes: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. Shares of each of the two Tax-Free Income Funds and the Prime




PROSPECTUS - Investor A Shares                                      PAGE 98

Obligations Fund are offered in three separate classes: Investor A Shares, Investor B Shares and Institutional Shares. Shares of each of the U.S. Government Obligations Fund, the Treasury Fund, and the Tax-Free Fund are offered in two separate classes: Investor A Shares and Institutional Shares. Shares of the Conservative Allocation Fund and the Aggressive Allocation Fund currently only offer Institutional Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have a par value.


Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement. In addition, holders of Investor A Shares of a Fund will vote as a class and not with holders of another class of that Fund with respect to the approval of its Investor A Plan.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

As of June 30, 1997, FABC, through its wholly-owned subsidiaries, possessed on behalf of its underlying accounts voting or investment power with respect to more than 25% of the shares of each of the Funds, and therefore may be presumed to control each Fund within the meaning of the 1940 Act.

MULTIPLE CLASSES OF SHARES


In addition to Investor A Shares, the Group also offers Investor B Shares, Investor C Shares and Institutional Shares of certain Funds pursuant to a Multiple Class Plan adopted by the Group's Trustees under Rule 18f-3 of the 1940 Act. A salesperson or other person entitled to receive compensation for selling or servicing the shares may receive different compensation with respect to one particular class of shares over another in the same Fund. The amount of dividends payable with respect to other classes of shares will differ from dividends on Investor A Shares as a result of the Investor A Plan fees applicable to Investor A Shares and because Investor A Shares may bear different retail transfer agency expenses. For further details regarding these other classes of shares, call the Group at (800) 451-8377.



PROSPECTUS - Investor A Shares                                   PAGE 99

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at P.O. Box 50551, Kalamazoo, MI 49005-0551, or by calling toll-free
(800) 451-8377.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.


PROSPECTUS - Investor A Shares                                      PAGE 100

THE PARKSTONE GROUP OF FUNDS
Investor A Shares

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
First of America Investment Corporation
Suite 500
303 North Rose Street
Kalamazoo, Michigan  49007


SUBADVISER (INTERNATIONAL FUND AND BALANCED ALLOCATION FUND)
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas  75201


DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
San Francisco, California  94111

LEGAL COUNSEL
Howard & Howard Attorneys, P.C.
Suite 400
107 West Michigan Avenue
Kalamazoo, Michigan  49007


PROSPECTUS - Investor A Shares                                      PAGE 101

                            INVESTMENT PORTFOLIOS OF
                          THE PARKSTONE GROUP OF FUNDS

                               INVESTOR B SHARES

                           THE PARKSTONE GROWTH FUNDS
                     THE PARKSTONE GROWTH AND INCOME FUNDS
                           THE PARKSTONE INCOME FUNDS
                      THE PARKSTONE TAX-FREE INCOME FUNDS
                      THE PARKSTONE PRIME OBLIGATIONS FUND

                                   FORM N-1A
                             CROSS REFERENCE SHEET

PART A.  INFORMATION REQUIRED IN A PROSPECTUS
ITEM NO.                                                          RULE 404(A) CROSS REFERENCE
---------------------------------------------------------------------------------------------
1.       Cover Page ..........................................    Cover Page

2.       Synopsis.............................................    Prospectus Summary; Fee Tables

3.       Condensed Financial Information......................    Financial Highlights; Performance Information

4.       General Description of Registrant....................    Cover Page; Investment Objectives and Policies;
                                                                  Investment Restrictions; Risk Factors and
                                                                  Investment Techniques; General Information -
                                                                  Organization of the Group

5.       Management of the Fund...............................    Management of the Funds; Fee Tables

5A.      Management's Discussion of Fund
         Performance..........................................    Not Applicable

6.       Capital Stock and Other Securities...................    Directed Dividend Option; Dividends and Taxes;
                                                                  General Information - Organization of the Group;
                                                                  General Information - Multiple Classes of Shares;
                                                                  General Information - Miscellaneous

7.       Purchase of Securities Being Offered.................    Management of the Funds - Administrator, Sub-
                                                                  Administrator and Distributor; Management of
                                                                  the Funds - Distribution Plan for Investor B
                                                                  Shares; How to Buy Investor B Shares; Sales
                                                                  Charges; Exchange Privilege; Parkstone
                                                                  Individual Retirement Accounts; How Shares are
                                                                  Valued

8.       Redemption or Repurchase.............................    Sales Charges; Contingent Deferred Sales Charge;
                                                                  Exchange Privilege; Conversion Feature; How to
                                                                  Redeem Your Investor B Shares

9.       Pending Legal Proceedings............................    Not Applicable

THE PARKSTONE GROUP OF FUNDS
INVESTOR B SHARES                                                      PROSPECTUS dated SEPTEMBER 30, 1997
GROWTH FUNDS                                                           For more information
Parkstone Small Capitalization Fund                                    call:
Parkstone Mid Capitalization Fund                                      (800) 451-8377
Parkstone Large Capitalization Fund                                    or
Parkstone International Discovery Fund                                 write to:
                                                                       3435 Stelzer Road

GROWTH AND INCOME FUNDS                                                Columbus, Ohio 43219
Parkstone Balanced Allocation Fund
Parkstone Equity Income Fund                                           THESE SECURITIES HAVE

                                                                       NOT BEEN APPROVED OR
INCOME FUNDS                                                           DISAPPROVED BY THE
Parkstone Bond Fund                                                    SECURITIES AND
Parkstone Limited Maturity Bond Fund                                   EXCHANGE COMMISSION
Parkstone Intermediate Government Obligations                          OR ANY STATE SECURITIES
   Fund                                                                COMMISSION NOR HAS THE
Parkstone U.S. Government Income Fund                                  COMMISSION  OR ANY
                                                                       STATE SECURITIES
TAX-FREE INCOME FUNDS                                                  COMMISSION PASSED UPON
Parkstone Municipal Bond Fund                                          THE ACCURACY OR
Parkstone Michigan Municipal Bond Fund                                 ADEQUACY OF THIS
                                                                       PROSPECTUS. ANY

MONEY MARKET FUND                                                      REPRESENTATION TO THE
Parkstone Prime Obligations Fund                                       CONTRARY IS A CRIMINAL
                                                                       OFFENSE

The funds listed above are each of the thirteen currently-offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Investor B Shares. This Prospectus explains concisely what you should know before investing in the Investor B Shares of the Funds listed above. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in the September 30, 1997 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference.


THE SHARES OF THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF FIRST OF AMERICA INVESTMENT CORPORATION OR ITS PARENT, AND THE INVESTMENTS DESCRIBED IN THIS PROSPECTUS ARE NOT ENDORSED, INSURED OR GUARANTEED BY FIRST OF AMERICA INVESTMENT CORPORATION, ITS PARENT OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.

PROSPECTUS--Investor B Shares                                            PAGE 1

                               TABLE OF CONTENTS

PROSPECTUS SUMMARY..............................................................................................  5
FEE TABLES .....................................................................................................  9
FINANCIAL HIGHLIGHTS............................................................................................ 12
INVESTMENT OBJECTIVES AND POLICIES.............................................................................. 28
RISK FACTORS AND INVESTMENT TECHNIQUES.......................................................................... 43
INVESTMENT RESTRICTIONS......................................................................................... 58
MANAGEMENT OF THE FUNDS......................................................................................... 60
HOW TO BUY INVESTOR B SHARES.................................................................................... 67
SALES CHARGES................................................................................................... 70
CONTINGENT DEFERRED SALES CHARGE................................................................................ 71
DIRECTED DIVIDEND OPTION........................................................................................ 72
EXCHANGE PRIVILEGE.............................................................................................. 72
FACTORS TO CONSIDER WHEN SELECTING INVESTOR B SHARES............................................................ 73
CONVERSION FEATURE.............................................................................................. 74
PARKSTONE INDIVIDUAL RETIREMENT ACCOUNTS........................................................................ 75
HOW TO REDEEM YOUR INVESTOR B SHARES............................................................................ 75
HOW SHARES ARE VALUED........................................................................................... 78
DIVIDENDS AND TAXES............................................................................................. 79
PERFORMANCE INFORMATION......................................................................................... 82
FUNDATA(R)...................................................................................................... 83
GENERAL INFORMATION............................................................................................. 84

PROSPECTUS--Investor B Shares                                            PAGE 2

PROSPECTUS ROADMAP

For information about the following subjects, consult the pages indicated on the table below.


---------------------------------------------------------------------------------------------------------------------
                                                                        INVESTMENT
                                                      FINANCIAL         OBJECTIVES           RISK FACTORS AND
FUND                                                 HIGHLIGHTS        AND POLICIES       INVESTMENT TECHNIQUES
---------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund
---------------------------------------------------------------------------------------------------------------------
Bond Fund
---------------------------------------------------------------------------------------------------------------------
Equity Income Fund
---------------------------------------------------------------------------------------------------------------------
Government Income Fund
---------------------------------------------------------------------------------------------------------------------
International Discovery Fund
---------------------------------------------------------------------------------------------------------------------
Intermediate Government Obligations Fund
---------------------------------------------------------------------------------------------------------------------
Large Capitalization Fund
---------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund
---------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund
---------------------------------------------------------------------------------------------------------------------
Mid Capitalization Fund
---------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund
---------------------------------------------------------------------------------------------------------------------
Prime Obligations Fund
---------------------------------------------------------------------------------------------------------------------
Small Capitalization Fund
---------------------------------------------------------------------------------------------------------------------

The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers to the public eighteen separate investment portfolios, seventeen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.

This Prospectus relates only to the Investor B Shares of the following Funds:

         Parkstone Small Capitalization Fund (the "Small Capitalization Fund") Parkstone Mid Capitalization Fund, formerly known as the Parkstone
            Equity Fund (the "Mid Capitalization Fund")
         Parkstone Large Capitalization Fund (the "Large Capitalization Fund") Parkstone International Discovery Fund (the "International Fund") Parkstone Balanced Allocation Fund, formerly known as the Parkstone
           Balanced Fund (the "Balanced Allocation Fund")
         Parkstone Equity Income Fund, formerly known as the Parkstone High
           Income Equity Fund (the "Equity Income Fund")
         Parkstone Bond Fund (the "Bond Fund")
         Parkstone Limited Maturity Bond Fund (the "Limited Maturity Bond Fund") Parkstone Intermediate Government Obligations Fund (the "Intermediate
           Government Obligations Fund")
         Parkstone U.S. Government Income Fund (the "Government Income Fund") Parkstone Municipal Bond Fund (the "Municipal Bond Fund")




PROSPECTUS--Investor B Shares                                            PAGE 3

       Parkstone Michigan Municipal Bond Fund (the "Michigan Bond Fund") Parkstone Prime Obligations Fund (the "Prime Obligations Fund")

For convenience of reference, the above Funds are sometimes referred to as part of a general grouping. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and International Fund are collectively referred to as the "Growth Funds." The Balanced Allocation Fund and Equity Income Fund are collectively referred to as the "Growth and Income Funds." The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund are collectively referred to as the "Income Funds." The Michigan Bond Fund and Municipal Bond Fund are collectively referred to as the "Tax-Free Income Funds." Finally, the Prime Obligations Fund is referred to as a "Money Market Fund."

The Trustees of the Group have divided beneficial ownership of each of the Funds into an unlimited number of transferable units called shares. Most Funds of the Group offer multiple classes of shares. This Prospectus describes Investor B Shares for certain of the Group's Funds. Interested persons who wish to obtain a copy of any of the Group's other Prospectuses or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.

The investment objectives of each of the Funds are described in this Prospectus and are summarized in the Prospectus Summary. First of America Investment Corporation, Kalamazoo, Michigan ("First of America" or the "Investment Adviser"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the International Fund and Balanced Allocation Fund for investments in foreign securities, First of America has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").



PROSPECTUS--Investor B Shares                                            PAGE 4

PROSPECTUS SUMMARY

Shares Offered

This Prospectus relates to Investor B Shares of the following Funds of the
Group:

         GROWTH FUNDS
         Small Capitalization Fund
         Mid Capitalization Fund
         Large Capitalization Fund
         International Fund

         GROWTH AND INCOME FUNDS
         Balanced Allocation Fund
         Equity Income Fund

         INCOME FUNDS
         Bond Fund
         Limited Maturity Bond Fund
         Intermediate Government Obligations Fund
         Government Income Fund

         TAX-FREE INCOME FUNDS
         Municipal Bond Fund
         Michigan Bond Fund

         MONEY MARKET FUND
         Prime Obligations Fund

These Funds represent thirteen separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares


The public offering price of Investor B Shares of each Fund is equal to the net asset value per share, which, in the case of the Prime Obligations Fund, the Group will seek to maintain at $1.00. Investors who purchase Investor B Shares on or after January 1, 1997 may be subject to a contingent deferred sales charge of up to 5.00% when such shares are redeemed prior to five years from the date of purchase. Investors who purchased Investor B Shares prior to January 1, 1997 may be subject to a contingent deferred sales charge of up to 4.00% when such shares are redeemed prior to four years from the date of purchase. Shares may be purchased by mail or telephone, through a broker-dealer who has entered into an agreement with the Group's distributor, BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor"), through the Group's Auto Invest Plan or through certain Parkstone Individual Retirement Accounts. Investor B Shares of one Fund of the Group may be exchanged for Investor B Shares of another Fund of the Group at net asset value without the imposition of a contingent deferred sales charge, provided certain conditions are met. Shares may be redeemed by contacting the Transfer Agent




PROSPECTUS--Investor B Shares                                            PAGE 5
or through the Group's Auto Withdrawal Plan. See "HOW TO BUY INVESTOR B SHARES," "EXCHANGE PRIVILEGE," "HOW TO REDEEM INVESTOR B SHARES" and "HOW SHARES ARE VALUED."

Minimum Purchase

There is a $1,000 minimum initial purchase (based upon the public offering price) per Fund with no minimum subsequent investments. Such minimum initial investment may be waived for certain purchasers and is reduced to $100 for investors using the Auto Invest Plan described herein to invest in a Fund, although such investors are subject to a $50 minimum for each subsequent investment in such Fund. Investor B Shares must be purchased in amounts less than $250,000.

Conversion Feature

Investor B Shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to Investor A Shares.

Investment Objectives


-----------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------
Balanced Allocation            seeks current income, long-term capital growth and conservation of capital
Fund
-----------------------------------------------------------------------------------------------------------------------
Bond Fund                      seeks to provide current income and preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities
-----------------------------------------------------------------------------------------------------------------------
Equity Income Fund             primarily seeks current income by
                               investing in a diversified portfolio of high
                               quality, dividend-paying stocks and securities
                               convertible into common stocks; a secondary
                               objective is growth of capital
-----------------------------------------------------------------------------------------------------------------------
Government Income              seeks to provide shareholders with a high level of current income consistent with
Fund                           prudent investment risk
-----------------------------------------------------------------------------------------------------------------------
Intermediate Government        seeks to provide current income with preservation of capital by investing in a
Obligations Fund               diversified portfolio of U.S. government securities with remaining maturities of 12 years or less
-----------------------------------------------------------------------------------------------------------------------
International Fund             seeks long-term growth of capital
-----------------------------------------------------------------------------------------------------------------------
Large Capitalization           seeks growth of capital by investing primarily in a diversified portfolio of common
Fund                           stocks and securities convertible into common stocks of companies with large market capitalization
-----------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond          seeks to provide current income and preservation of capital by investing in a
Fund                           portfolio of high- and medium-grade fixed-income securities, the remaining maturities on which will be six years or less
-----------------------------------------------------------------------------------------------------------------------
Michigan Bond Fund             seeks income which is exempt from federal income tax and Michigan state income and intangibles tax, although such income may be subject to the federal alternative minimum tax when received by certain shareholders; also seeks preservation of capital
-----------------------------------------------------------------------------------------------------------------------



PROSPECTUS--Investor B Shares                                           PAGE 6

-----------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------
Mid Capitalization Fund        seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks
-----------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund            seeks to provide current interest income which is exempt from federal income taxes as well as preservation of capital
-----------------------------------------------------------------------------------------------------------------------
Prime Obligations Fund         seeks to provide current income, with liquidity and stability of principal
-----------------------------------------------------------------------------------------------------------------------
Small Capitalization           seeks growth of capital by investing primarily in a diversified portfolio of common
Fund                           stocks and securities convertible into common stocks of small- to medium-sized companies
-----------------------------------------------------------------------------------------------------------------------

Investment Policies

Under normal market conditions, each Fund will invest as described in the following table:

-----------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT POLICY
-----------------------------------------------------------------------------------------------------------------------
Balanced Allocation            in any type or class of securities, including all types of common stocks, fixed-
Fund                           income securities and securities convertible into common stocks.
-----------------------------------------------------------------------------------------------------------------------
Bond Fund                      at least 80% of its total assets in bonds, debentures and certain other debt securities specified herein
-----------------------------------------------------------------------------------------------------------------------
Equity Income Fund             at least 80% of its total assets in common stocks, and securities convertible into common stocks, of companies believed by the investment adviser to be characterized by sound management, the ability to finance expected growth and the ability to pay above-
                               average dividends
-----------------------------------------------------------------------------------------------------------------------
Government Income              at least 65% of its total assets in obligations issued or guaranteed by the U.S.
Fund                           government or its agencies or instrumentalities; under current market conditions, up to 80% of its total assets in mortgage-related securities, which are issued or guaranteed by the U.S. government or its agencies or instrumentalities and up to
                               35% of its total assets in mortgage-related securities issued by non-governmental entities
-----------------------------------------------------------------------------------------------------------------------
Intermediate Government        at least 80% of its total assets in obligations issued or guaranteed by the U.S.
Obligations Fund               government or its agencies or instrumentalities and with remaining maturities of twelve years or less
-----------------------------------------------------------------------------------------------------------------------
International Fund             at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United
                               States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are ranked as small- or medium-sized companies on the basis of their capitalization
-----------------------------------------------------------------------------------------------------------------------
Large Capitalization           at least 80% of its total assets in common stocks, and securities convertible into
Fund                           common stocks, of companies believed to be characterized by sound management and the ability to finance expected long-term growth
-----------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond          at least 80% of the value of its total assets in bonds, debentures and certain other
Fund                           debt securities specified herein with remaining maturities of six years or less
-----------------------------------------------------------------------------------------------------------------------



PROSPECTUS--Investor B Shares                                            PAGE 7

-----------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT POLICY
-----------------------------------------------------------------------------------------------------------------------
Michigan Bond Fund             at least 80% of its total assets in debt securities of all types; at least 65% of the net assets in municipal securities issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities
-----------------------------------------------------------------------------------------------------------------------
Mid Capitalization Fund        at least 80% of its total assets in common stocks, and securities convertible into common stocks, of companies believed by the investment adviser to be characterized by sound management and the ability to finance expected growth
-----------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund            at least 80% of its total assets in tax-exempt obligations
-----------------------------------------------------------------------------------------------------------------------
Prime Obligations Fund         in high quality money market instruments and other comparable investments
-----------------------------------------------------------------------------------------------------------------------
Small Capitalization           at least 80% of its total assets in common stocks, and securities convertible into
Fund                           common stocks, of companies believed by the investment adviser to be characterized by sound management and the ability to finance expected growth
-----------------------------------------------------------------------------------------------------------------------


Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."

Management of the Funds


First of America serves as investment adviser, and, with respect to the International Fund and a portion of the Balanced Allocation Fund, Gulfstream serves as subadviser. First of America also serves as sub-administrator. BISYS, a partnership owned by The BISYS Group, Inc., serves as distributor and administrator. BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Transfer Agent") serves as transfer agent, dividend paying agent and fund accountant. Union Bank of California, N.A., formerly known as The Bank of California, N.A. ("Union Bank" or the "Custodian"), serves as custodian.

Dividends and Taxes

Dividends from net income are declared and paid, if at all, on a monthly basis, except for the Prime Obligations Fund which declares dividends daily and pays them monthly. Net realized capital gains are distributed at least annually. The Directed Dividend Option enables shareholders to have dividends and capital gains paid by check, or reinvested automatically without payment of sales charges. See "DIRECTED DIVIDEND OPTION." Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.



PROSPECTUS--Investor B Shares                                            PAGE 8

FEE TABLES (INVESTOR B SHARES)

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge (as a percentage of the offering price)...........................................           None

Sales Charge on Reinvested Distributions...............................................................           None

                                                                                                                 5.00%/
Maximum Deferred Sales Charge on Redemptions(1)........................................................          4.00%

Redemption Fees(2).....................................................................................           None

Exchange Fees..........................................................................................           None


(1) A contingent deferred sales charge of up to 5.00% is currently charged with respect to Investor B Shares redeemed prior to five years from the date of purchase. For Investor B Shares purchased prior to January 1, 1997, a contingent deferred sales charge of up to 4.00% will be charged with respect to Investor B Shares redeemed prior to four years from the date of purchase. (See "CONTINGENT DEFERRED SALES CHARGE" herein.)

(2) Although no such fee is currently in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)(3)

                                                                                                                 Total
                                                           Management            12b-1           Other         Operating
                                                              Fees                Fees         Expenses        Expenses
                                                           ----------            -----         --------        ---------
GROWTH FUNDS:
Small Capitalization Fund..........................           1.00%              1.00%          _____%          _____%
Mid Capitalization Fund............................           1.00%              1.00%          _____%          _____%
Large Capitalization Fund..........................           0.80%              1.00%          _____%          _____%
International Fund.................................          _____%(4)           1.00%          _____%          _____%

GROWTH AND INCOME FUNDS:
Balanced Allocation Fund...........................           0.75%              1.00%          _____%          _____%
Equity Income Fund.................................           1.00%              1.00%          _____%          _____%

INCOME FUNDS:
Bond Fund.........................................            0.70%              1.00%          _____%          _____%
Limited Maturity Bond Fund.........................           0.55%              1.00%          _____%          _____%
Intermediate Government Obligations                           0.70%              1.00%          _____%          _____%
Fund...............................................
Government Income Fund.............................           0.45%              1.00%          _____%          _____%

TAX-FREE INCOME FUNDS:
Municipal Bond Fund................................           0.55%              1.00%          _____%          _____%



PROSPECTUS--Investor B Shares                                            PAGE 9

Michigan Bond Fund.................................           0.55%              1.00%          _____%          _____%

MONEY MARKET FUND:
Prime Obligations Fund.............................           0.40%              ____%          _____%          _____%

(3) After expense reductions.

(4)Calculated based on 1.25% of the first $50 million in average daily net assets, 1.20% of the next $50 million, 1.15% of the next $300 million and 1.05% over $400 million.

Management Fees and Total Expenses as a percentage of average net assets for the Balanced Allocation Fund, absent the voluntary reduction of advisory fees and administration fees, would have been 1.00% and _____%, respectively. Management Fees, Other Expenses and Total Expenses as a percentage of average net assets for the Board Fund, absent the voluntary reduction of administration fees and advisory fees, would have been 0.74%, _____% and _____%, respectively. For the Limited Maturity Bond Fund, they would have been 0.74%, _____% and _____%, respectively. For the Intermediate Government Obligations Fund, they would have been 0.74%, _____% and _____%, respectively. For the Government Income Fund, they would have been 0.74%, _____% and _____%, respectively. For the Municipal Bond Fund, they would have been 0.74%, _____% and _____%, respectively. For the Michigan Bond Fund, they would have been 0.74%, _____% and _____%, respectively. The annual percentages of Other Expenses and Total Expenses for the Prime Obligations Fund are based on such fees and expenses incurred by other classes of shares of that Fund and expected voluntary reductions. Absent the expected voluntary reduction of administration fees, Other Expenses and Total Expenses would be ____% and ____%, respectively. (See "MANAGEMENT OF THE FUNDS - Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor.")

EXPENSE EXAMPLES

You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Investor B Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                      1             3             5             10
                                                                    YEAR          YEARS         YEARS         YEARS
GROWTH FUNDS:
Small Capitalization Fund.....................................      $____         $____         $____         $_____
Mid Capitalization Fund.......................................      $____         $____         $____         $_____
Large Capitalization Fund.....................................      $____         $____         $____         $_____
International Fund............................................      $____         $____         $____         $_____

GROWTH AND INCOME FUNDS:
Balanced Allocation Fund......................................      $____         $____         $____         $_____
Equity Income Fund............................................      $____         $____         $____         $_____



PROSPECTUS--Investor B Shares                                           PAGE 10

INCOME FUNDS:
Bond Fund.....................................................      $____         $____         $____         $_____
Limited Maturity Bond Fund....................................      $____         $____         $____         $_____
Intermediate Government Obligations Fund......................      $____         $____         $____         $_____
Government Income Fund........................................      $____         $____         $____         $_____

TAX-FREE INCOME FUNDS:
Municipal Bond Fund...........................................      $____         $____         $____         $_____
Michigan Bond Fund............................................

MONEY MARKET FUND:
Prime Obligations Fund........................................      $____         $____         $____         $_____


You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Investor B Shares, assuming (1) 5% annual return and (2) no redemption at the end of each time period:


                                                                           1             3             5             10
                                                                         YEAR          YEARS         YEARS         YEARS
GROWTH FUNDS:
Small Capitalization Fund..........................................      $____         $____         $____         $____
Mid Capitalization Fund............................................      $____         $____         $____         $____
Large Capitalization Fund..........................................      $____         $____         $____         $____
International Fund.................................................      $____         $____         $____         $____

GROWTH AND INCOME FUNDS:
Balanced Allocation Fund...........................................      $____         $____         $____         $____
Equity Income Fund.................................................      $____         $____         $____         $____

INCOME FUNDS:
Bond Fund..........................................................      $____         $____         $____         $____
Limited Maturity Bond Fund.........................................      $____         $____         $____         $____
Intermediate Government Obligations Fund...........................      $____         $____         $____         $____
Government Income Fund.............................................      $____         $____         $____         $____

TAX-FREE INCOME FUNDS:
Municipal Bond Fund................................................      $____         $____         $____         $____
Michigan Bond Fund.................................................
MONEY MARKET FUND:

Prime Obligations Fund.............................................      $____         $____         $____         $____



The information set forth in the foregoing Fee Tables and expense examples relates only to Investor B Shares of the Funds. Each of the Funds also may offer other classes of shares. The

PROSPECTUS--Investor B Shares                                           PAGE 11
other classes of shares of the Funds are subject to the same expenses except that sales charges and Rule 12b-1 fees will differ between classes.

As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The NASD has adopted rules effective July 7, 1993, which generally limit the aggregate sales charges and payments under the Group's Investor B Distribution and Shareholder Service Plan to a certain percentage of total new gross share sales, plus interest. The Funds would stop accruing 12b-1 fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

The purpose of the above tables is to assist a potential purchaser of Investor B Shares of any Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by First of America or any of its affiliates to its customer accounts which may invest in Investor B Shares of the Funds. See "MANAGEMENT OF THE FUNDS," "GENERAL INFORMATION" and "SALES CHARGES" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of each of the Funds. The expense information for Investor B Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


The tables on the following pages set forth certain information concerning the investment results of the Investor B Shares of each of the Funds since its inception. Information is not provided for the Prime Obligations Fund, since Investor B Shares of that Fund were not yet being offered prior to the date of this Prospectus. Further financial information is included in the Statement of Additional Information and the Group's June 30, 1997 Annual Report to Shareholders which may be obtained free of charge.


The Financial Highlights for the periods presented below have been derived from financial statements audited by Coopers & Lybrand L.L.P., independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.

PROSPECTUS--Investor B Shares                                           PAGE 12

SMALL CAPITALIZATION FUND - INVESTOR B SHARES

                                                                                   Year Ended June 30,
                                                                 ---------------------------------------------------------
                                                                                                                   Feb. 4,
                                                                                                                   1994 to
                                                                                                                  June 30,
                                                                 1997           1996             1995              1994(e)
                                                                 ----           ----             ----              -------
NET ASSET VALUE, BEGINNING OF PERIOD                            $33.78         $25.79           $19.83             $22.71
                                                                ------         ------           ------             ------
Investment Activities
  Net Investment Loss                                                           (0.39)           (0.19)             (0.09)
  Net Realized and Unrealized Gains (Losses) on
     Investments                                                                12.03             8.30              (2.79)
                                                                ------         ------           ------             ------
    Total from Investment Activities                                            11.64             8.11              (2.88)
                                                                ------         ------           ------             ------
Distributions
  Net Investment Income
  Net Realized Gains                                                            (3.65)           (2.15)               --
                                                                ------         ------           ------             ------
    Total Distributions                                                         (3.65)           (2.15)               --
                                                                ------         ------           ------             ------
NET ASSET VALUE, END OF PERIOD                                  $              $33.78           $25.79             $19.83
                                                                ======         ======           ======             ======


Total Return (excluding sales and redemption charges)           _____%          48.87%           43.78%            (12.68)%(d)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                                 $____         $30,310           $9,990             $2,130
Ratio of Expenses to Average Net Assets                         _____%           2.29%            2.32%              2.35%(b)
Ratio of Net Investment Loss to Average
    Net Assets                                                  _____%          (1.93)%          (2.03)%            (2.19)%(b)
Ratio of Expenses to Average Net Assets*                        _____%           2.29%            2.55%              2.61%(b)
Ratio of Net Investment Loss to Average
    Net Assets*                                                 _____%          (1.93)%          (2.26)%            (2.45)%(b)
Portfolio Turnover Rate (c)                                     _____%          67.22%           50.53%             72.64%
Average Commission Rate Paid (g)                                $____         $0.0800


PROSPECTUS--Investor B Shares                                           PAGE 13

MID CAPITALIZATION FUND - INVESTOR B SHARES

                                                                                Year Ended June 30,
                                                              -----------------------------------------------------------
                                                                                                                  Feb. 4,
                                                                                                                  1994 to
                                                                                                                 June 30,
                                                               1997            1996              1995             1994(e)
                                                               ----            ----              ----             -------
NET ASSET VALUE, BEGINNING OF PERIOD                          $20.28          $16.35            $14.63            $16.66
                                                              ------          ------            ------            ------
Investment Activities
  Net Investment Loss                                                          (0.23)            (0.11)            (0.05)
  Net Realized and Unrealized Gains (Losses) on
     Investments                                                                4.82              3.30             (1.98)
                                                              ------          ------            ------            ------
    Total from Investment Activities                                            4.59              3.19             (2.03)
                                                              ------          ------            ------            ------
Distributions
  Net Investment Income
  Net Realized Gains                                                           (0.66)            (0.48)              --
  In Excess of Net Realized Gains                                                --              (0.99)              --
                                                              ------          ------            ------            ------
    Total Distributions                                                        (0.66)            (1.47)              --
                                                              ------          ------            ------            ------
NET ASSET VALUE, END OF PERIOD                                $               $20.28            $16.35            $14.63
                                                              ======          ======            ======            ======

Total Return (excluding sales and redemption charges)         _____%           28.59%            23.88%           (12.18)%(d)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                               $____          $15,840            $6,073            $1,616
Ratio of Expenses to Average Net Assets                       _____%            2.29%             2.29%             2.30%(b)
Ratio of Net Investment Loss to Average
   Net Assets                                                 _____%           (1.70)%           (1.61)%           (1.57)%(b)
Ratio of Expenses to Average Net Assets*                      _____%            2.29%             2.54%             2.56%(b)
Ratio of Net Investment Loss to Average
   Net Assets*                                                _____%           (1.71)%           (1.87)%           (1.83)%(b)
Portfolio Turnover Rate (c)                                   _____%           49.27%            46.39%            70.87%
Average Commission Rate Paid (g)                              $____          $0.0796


PROSPECTUS--Investor B Shares                                          PAGE 14

LARGE CAPITALIZATION FUND - INVESTOR B SHARES

b                                                                                            Year Ended June 30,
                                                                                          -------------------------
                                                                                                           Dec. 28,
                                                                                                            1995 to
                                                                                                           June 30,
                                                                                           1997             1996(a)
                                                                                           ----             -------
NET ASSET VALUE, BEGINNING OF PERIOD                                                      $11.22            $10.00
                                                                                          ------            ------
Investment Activities
  Net Investment Income (Loss)                                                                                0.01
  Net Realized and Unrealized Gains (Losses) on
     Investments                                                                                              1.23
                                                                                          ------            ------
    Total from Investment Activities                                                                          1.24
                                                                                          ------            ------
Distributions
  Net Investment Income                                                                                      (0.02)
  Net Realized Gains                                                                                           --
    Total Distributions                                                                                      (0.02)
                                                                                          ------            ------
NET ASSET VALUE, END OF PERIOD                                                            $                 $11.22
                                                                                          ======            ======

Total Return (excluding sales and redemption charges)                                     ______%             8.77%(d)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                                                           $_____              $832
Ratio of Expenses to Average Net Assets                                                   ______%             1.78%(b)
Ratio of Net Investment Loss to Average
   Net Assets                                                                             ______%            (0.32)%(b)
Ratio of Expenses to Average Net Assets*                                                  ______%             4.07%(b)
Ratio of Net Investment Loss to Average
   Net Assets*                                                                            ______%            (2.61)%(b)
Portfolio Turnover Rate (c)                                                               ______%             0.86%
Average Commission Rate Paid (g)                                                          $_____           $0.0800


PROSPECTUS--Investor B Shares                                           PAGE 15

INTERNATIONAL FUND - INVESTOR B SHARES

                                                                                   Year Ended June 30,
                                                                 ---------------------------------------------------------
                                                                                                                   Feb. 4,
                                                                                                                   1994 to
                                                                                                                   June 30,
                                                                 1997           1996            1995(f)            1994(e)
                                                                 ----           ----            -------            -------
NET ASSET VALUE, BEGINNING OF PERIOD                            $13.77        $12.15           $13.21              $14.12
                                                                ------        ------           ------              ------
Investment Activities
  Net Investment Loss                                                          (0.08)           (0.04)              (0.01)
  Net Realized and Unrealized Gains (Losses) on
     Investments and Foreign Currency Transactions                              1.70            (0.40)              (0.90)
                                                                ------        ------           ------              ------
    Total from Investment Activities                                            1.62            (0.44)              (0.91)
                                                                ------        ------           ------              ------
Distributions
  In Excess of Net Realized Gains                                                --             (0.62)                --
                                                                ------        ------           ------              ------
    Total Distributions                                                         0.00            (0.62)               0.00
                                                                ------        ------           ------              ------
NET ASSET VALUE, END OF PERIOD                                  $             $13.77           $12.15              $13.21
                                                                ======        ======           ======              ======

Total Return (excluding sales and redemption charges)           ______%        13.33%           (3.03)%             (6.44)%(d)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                                 $_____         $9,489          $5,469              $2,680
Ratio of Expenses to Average Net Assets                         ______%         2.55%            2.57%               2.56%(b)
Ratio of Net Investment Loss to Average
   Net Assets                                                   ______%        (0.86)%          (0.49)%             (0.22)%(b)
Ratio of Expenses to Average Net Assets*                        ______%         2.63%            2.92%               2.61%(b)
Ratio of Net Investment Loss to Average
   Net Assets*                                                  ______%        (0.94)%          (0.84)%             (0.27)%(b)
Portfolio Turnover Rate (c)                                     ______%        54.47%          104.39%              37.23%
Average Commission Rate Paid (g)                                $_____       $0.0321


PROSPECTUS--Investor B Shares                                           PAGE 16

BALANCED ALLOCATION FUND - INVESTOR B SHARES

                                                                                   Year Ended June 30,
                                                                 ---------------------------------------------------------
                                                                                                                   Feb. 4,
                                                                                                                   1994 to
                                                                                                                   June 30,
                                                                   1997          1996            1995(f)            1994(e)
                                                                   ----          ----            -------            -------
NET ASSET VALUE, BEGINNING OF PERIOD                              $13.36        $12.18           $10.67             $11.71
                                                                  ------        ------           ------             ------
Investment Activities
  Net Investment Income (Loss)                                                    0.23             0.20               0.10
  Net Realized and Unrealized Gains (Losses) on
     Investments                                                                  1.74             1.67              (1.05)
                                                                  ------        ------           ------             ------
    Total from Investment Activities                                              1.97             1.87              (0.95)
                                                                  ------        ------           ------             ------
Distributions
  Net Investment Income                                                          (0.22)           (0.20)             (0.09)
  Net Realized Gains                                                             (0.57)           (0.06)               --
  In Excess of Net Realized Gains                                                  --             (0.10)               --
                                                                  ------        ------           ------             ------
    Total Distributions                                                          (0.79)           (0.36)             (0.09)
                                                                  ------        ------           ------             ------
NET ASSET VALUE, END OF PERIOD                                    $             $13.36           $12.18             $10.67
                                                                  ======        ======           ======             ======

Total Return (excluding sales and redemption charges)             ______%        16.71%           17.96%             (8.16)%(d)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                                   $_____        $4,278           $1,291               $744
Ratio of Expenses to Average Net Assets                           ______%         2.16%            2.25%              2.05%(b)
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                     ______%         1.64%            1.74%              1.94%(b)
Ratio of Expenses to Average Net Assets*                          ______%         2.45%            2.77%              2.61%(b)
Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                                    1.35%            1.22%              1.38%(b)
Portfolio Turnover Rate (c)                                       ______%       437.90%          250.66%            192.39%
Average Commission Rate Paid (g)                                  $_____       $0.0848


PROSPECTUS--Investor B Shares                                           PAGE 17

EQUITY INCOME FUND - INVESTOR B SHARES

                                                                               Year Ended June 30,
                                                              ---------------------------------------------------------
                                                                                                                 Feb. 4,
                                                                                                                 1994 to
                                                                                                                June 30,
                                                              1997              1996            1995             1994(e)
                                                              ----              ----            ----             -------
NET ASSET VALUE, BEGINNING OF PERIOD                         $17.27            $14.47          $13.49            $14.92
                                                             ------            ------          ------            ------
Investment Activities
  Net Investment Income (Loss)                                                   0.19            0.26              0.13
  Net Realized and Unrealized Gains (Losses) on
     Investments                                                                 3.25            0.99             (1.43)
                                                             ------            ------          ------            ------
    Total from Investment Activities                                             3.44            1.25             (1.30)
                                                             ------            ------          ------            ------
Distributions
  Net Investment Income                                                         (0.19)          (0.26)            (0.13)
  In Excess of Net Investment Income                                              --            (0.01)              --
  Net Realized Gains                                                            (0.45)            --                --
                                                             ------            ------          ------            ------
    Total Distributions                                                         (0.64)          (0.27)            (0.13)
                                                             ------            ------          ------            ------
NET ASSET VALUE, END OF PERIOD                               $                 $17.27          $14.47            $13.49
                                                             ======            ======          ======            ======

Total Return (excluding sales and redemption charges)        ______%            24.11%           9.41%            (8.76)%(d)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                              $_____           $12,590          $7,131            $3,836
Ratio of Expenses to Average Net Assets                      ______%             2.32%           2.32%             2.33%(b)
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                ______%             1.11%           1.86%             1.87%(b)
Ratio of Expenses to Average Net Assets*                     ______%             2.32%           2.57%             2.59%(b)
Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                               ______%             1.11%           1.61%             1.61%(b)
Portfolio Turnover Rate (c)                                  ______%            40.75%          77.70%            69.35%
Average Commission Rate Paid (g)                             $_____           $0.0800


PROSPECTUS--Investor B Shares                                           PAGE 18

BOND FUND - INVESTOR B SHARES

                                                                              Year Ended June 30,
                                                            ---------------------------------------------------------
                                                                                                             Feb. 4,
                                                                                                             1994 to
                                                                                                            June 30,
                                                             1997             1996           1995            1994(e)
                                                             ----             ----           ----            -------
NET ASSET VALUE, BEGINNING OF PERIOD                         $9.51            $9.68          $9.26            $9.95
                                                             -----            -----          -----            -----
Investment Activities
  Net Investment Income (Loss)                                                 0.50           0.52             0.22
  Net Realized and Unrealized Gains (Losses) on
     Investments                                                              (0.17)          0.42            (0.70)
                                                             -----            -----          -----            -----
    Total from Investment Activities                                           0.33           0.94            (0.48)
                                                             -----            -----          -----            -----
Distributions
  Net Investment Income                                                       (0.50)         (0.52)           (0.21)
                                                             -----            -----          -----            -----
    Total Distributions                                                       (0.50)         (0.52)           (0.21)
                                                             -----            -----          -----            -----
NET ASSET VALUE, END OF PERIOD                               $                $9.51          $9.68            $9.26
                                                             =====            =====          =====            =====

Total Return (excluding sales and redemption charges)        _____%            3.46%         10.62%           (4.84)%(d)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                              $____           $4,426         $1,330             $485
Ratio of Expenses to Average Net Assets                      _____%            1.94%          2.03%            1.89%(b)
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                _____%            4.97%          5.54%            5.34%(b)
Ratio of Expenses to Average Net Assets*                     _____%            2.03%          2.39%            2.29%(b)
Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                               _____%            4.88%          5.18%            4.94%(b)
Portfolio Turnover Rate (c)                                  _____%         1189.27%       1010.64%          893.27%


PROSPECTUS--Investor B Shares                                           PAGE 19

LIMITED MATURITY BOND FUND - INVESTOR B SHARES


                                                                               Year Ended June 30,
                                                              ---------------------------------------------------------
                                                                                                                Feb. 4,
                                                                                                                1994 to
                                                                                                                June 30,
                                                              1997            1996             1995             1994(e)
                                                              ----            ----             ----             -------
NET ASSET VALUE, BEGINNING OF PERIOD                          $9.46          $9.70            $9.56              $9.99
                                                              -----          -----            -----              -----
Investment Activities
  Net Investment Income (Loss)                                                0.55             0.49               0.23
  Net Realized and Unrealized Gains (Losses) on
     Investments                                                             (0.22)            0.12              (0.44)
                                                              -----          -----            -----              -----
    Total from Investment Activities                                          0.33             0.61              (0.21)
                                                              -----          -----            -----              -----
Distributions
  Net Investment Income                                                      (0.55)           (0.47)             (0.22)
  Tax Return of Capital                                                      (0.02)             --                 --
                                                              -----          -----            -----              -----
    Total Distributions                                                      (0.57)           (0.47)             (0.22)
                                                              -----          -----            -----              -----
NET ASSET VALUE, END OF PERIOD                                $              $9.46            $9.70              $9.56
                                                              =====          =====            =====              =====

Total Return (excluding sales and redemption charges)         _____%          3.43%            6.68%             (2.09)%(d)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                               $____         $1,547             $892               $629
Ratio of Expenses to Average Net Assets                       _____%          1.84%            1.85%              1.78%(b)
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                 _____%          5.35%            5.14%              5.36%(b)
Ratio of Expenses to Average Net Assets*                      _____%          2.08%            2.36%              2.33%(b)
Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                _____%          5.11%            4.62%              4.81%(b)
Portfolio Turnover Rate (c)                                   _____%        618.60%          397.97%            353.28%


PROSPECTUS--Investor B Shares                                          PAGE 20

INTERMEDIATE GOVERNMENT OBLIGATIONS FUND - INVESTOR B SHARES

                                                                                  Year Ended June 30,
                                                                ---------------------------------------------------------
                                                                                                                  Feb. 4,
                                                                                                                  1994 to
                                                                                                                  June 30,
                                                                1997             1996             1995            1994(e)
                                                                ----             ----             ----            -------
NET ASSET VALUE, BEGINNING OF PERIOD                           $9.67            $9.89            $9.60             $10.14
                                                               -----            -----            -----             ------
Investment Activities
  Net Investment Income (Loss)                                                   0.53             0.43              0.21
  Net Realized and Unrealized Gains (Losses) on
     Investments                                                                (0.24)            0.30             (0.54)
                                                               -----            -----            -----             -----
    Total from Investment Activities                                             0.29             0.73             (0.33)
                                                               -----            -----            -----             -----
Distributions
  Net Investment Income                                                         (0.51)           (0.44)            (0.21)
                                                               -----            -----            -----             -----
    Total Distributions                                                         (0.51)           (0.44)            (0.21)
                                                               -----            -----            -----             -----
NET ASSET VALUE, END OF PERIOD                                 $                $9.67            $9.89             $9.60
                                                               =====            =====            =====             =====

Total Return (excluding sales and redemption charges)          _____%            2.93%            7.84%            (3.31)%(d)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                                $____           $1,843             $977              $531
Ratio of Expenses to Average Net Assets                        _____%            1.96%            2.06%             1.92%(b)
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                  _____%            4.78%            4.41%             4.80%(b)
Ratio of Expenses to Average Net Assets*                       _____%            2.05%            2.42%             2.32%(b)
Ratio of Net Investment Income (Loss) to Average               _____%
   Net Assets*                                                                   4.69%            4.05%             4.41%(b)
Portfolio Turnover Rate (c)                                    _____%          916.39%          549.13%           546.06%


PROSPECTUS--Investor B Shares                                          PAGE 21

GOVERNMENT INCOME FUND - INVESTOR B SHARES

                                                                             Year Ended June 30,
                                                           ---------------------------------------------------------
                                                                                                             Feb. 4,
                                                                                                             1994 to
                                                                                                             June 30,
                                                            1997           1996             1995             1994(e)
                                                            ----           ----             ----             -------
NET ASSET VALUE, BEGINNING OF PERIOD                        $9.21          $9.39            $9.38             $9.88
                                                            -----          -----            -----             -----
Investment Activities
  Net Investment Income (Loss)                                              0.66             0.68              0.28
  Net Realized and Unrealized Gains (Losses) on
     Investments                                                           (0.18)            0.01             (0.50)
                                                            -----          -----            -----             -----
    Total from Investment Activities                                        0.48             0.69             (0.22)
                                                            -----          -----            -----             -----
Distributions
  Net Investment Income                                                    (0.59)           (0.61)            (0.27)
  Tax Return of Capital                                                    (0.07)           (0.07)            (0.01)
                                                            -----          -----            -----             -----
    Total Distributions                                                    (0.66)           (0.68)            (0.28)
                                                            -----          -----            -----             -----
NET ASSET VALUE, END OF PERIOD                              $              $9.21            $9.39             $9.38
                                                            =====          =====            =====             =====

Total Return (excluding sales and redemption charges)       _____%          5.22%            7.71%            (2.26)%(d)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                             $____        $19,556           $8,478            $2,787
Ratio of Expenses to Average Net Assets                     _____%          1.76%            1.83%             1.77%(b)
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                               _____%          6.92%            7.28%             6.72%(b)
Ratio of Expenses to Average Net Assets*                    _____%          2.10%            2.44%             2.42%(b)
Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                              _____%          6.58%            6.67%             6.08%(b)
Portfolio Turnover Rate (c)                                 _____%        348.01%          114.71%           102.24%


PROSPECTUS--Investor B Shares                                           PAGE 22

MICHIGAN BOND FUND - INVESTOR B SHARES

                                                                            Year Ended June 30,
                                                          ---------------------------------------------------------
                                                                                                            Feb. 4,
                                                                                                            1994 to
                                                                                                            June 30,
                                                           1997            1996            1995             1994(e)
                                                           ----            ----            ----             -------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.76          $10.75          $10.52             $11.09
                                                          ------          ------          ------             ------
Investment Activities
  Net Investment Income (Loss)                                              0.40            0.40               0.16
  Net Realized and Unrealized Gains (Losses) on
     Investments                                                            0.04            0.24              (0.57)
                                                          ------          ------          ------             ------
    Total from Investment Activities                                        0.44            0.64              (0.41)
                                                          ------          ------          ------             ------
Distributions
  Net Investment Income                                                    (0.40)          (0.40)             (0.16)
  In Excess of Net Investment Income                                         --            (0.01)               --
  Net Realized Gains                                                       (0.03)            --                 --
                                                          ------          ------          ------             ------
    Total Distributions                                                    (0.43)          (0.41)             (0.16)
                                                          ------          ------          ------             ------
NET ASSET VALUE, END OF PERIOD                            $               $10.76          $10.75             $10.52
                                                          ======          ======          ======             ======

Total Return (excluding sales and redemption charges)     ______%           4.13%           6.28%             (3.69)%(d)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                           $_____          $3,565          $2,270             $1,302
Ratio of Expenses to Average Net Assets                   ______%           1.77%           1.78%              1.77%(b)
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                             ______%           3.57%           3.80%              3.51%(b)
Ratio of Expenses to Average Net Assets*                  ______%           2.06%           2.32%              2.32%(b)
Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                            ______%           3.28%           3.25%              2.97%(b)
Portfolio Turnover Rate (c)                               ______%          27.66%          26.06%              6.69%


PROSPECTUS--Investor B Shares                                           PAGE 23

MUNICIPAL BOND FUND - INVESTOR B SHARES

                                                                              Year Ended June 30,
                                                            ---------------------------------------------------------
                                                                                                               Feb. 4,
                                                                                                               1994 to
                                                                                                               June 30,
                                                            1997            1996              1995             1994(e)
                                                            ----            ----              ----             -------
NET ASSET VALUE, BEGINNING OF PERIOD                       $               $10.36            $10.26             $10.76
                                                           ------          ------            ------             ------
Investment Activities
  Net Investment Income (Loss)                                               0.33              0.33               0.13
  Net Realized and Unrealized Gains (Losses) on
     Investments                                                             0.03              0.27              (0.50)
                                                           ------          ------            ------             ------
    Total from Investment Activities                                         0.36              0.60              (0.37)
                                                           ------          ------            ------             ------
Distributions
  Net Investment Income                                                     (0.33)            (0.33)             (0.13)
  In Excess of Net Investment Income                                          --              (0.17)               --
                                                           ------          ------            ------             ------
    Total Distributions                                                     (0.33)            (0.50)             (0.13)
                                                           ------          ------            ------             ------
NET ASSET VALUE, END OF PERIOD                             $               $10.39            $10.36             $10.26
                                                           ======          ======            ======             ======

Total Return (excluding sales and redemption charges)      ______%           3.48%             6.17%             (3.41)%(d)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                            $_____            $735              $447               $359
Ratio of Expenses to Average Net Assets                    ______%           1.80%             1.80%              1.80%(b)
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                              ______%           3.11%             3.22%              2.88%(b)
Ratio of Expenses to Average Net Assets*                   ______%           2.09%             2.33%              2.37%(b)
Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                             ______%           2.82%             2.68%              2.31%(b)
Portfolio Turnover Rate (c)                                ______%          47.46%            35.15%             44.39%

NOTES TO FINANCIAL HIGHLIGHTS:

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d) Not annualized.
(e) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.

PROSPECTUS--Investor B Shares                                          PAGE 24

(f) As of January 1, 1995, Gulfstream assumed the role of subadviser with respect to the International Fund and the portion of the Balanced Allocation Fund invested in foreign securities. Prior to that date, Ivory & Sime International, Inc. and Ivory & Sime plc served as subadvisers to the International Fund and the Balanced Allocation Fund had no subadviser.


(g) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives of each of the Funds are set forth below under the headings describing the Funds. The investment objective of each Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information). The investment policies of a Fund may be changed without a vote of the holders of a majority of outstanding shares of that Fund unless the policy is expressly deemed to be a fundamental policy or changeable only by such majority vote. There can be no assurance that the investment objective of any Fund will be achieved. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by First of America or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

GROWTH FUNDS

THE SMALL CAPITALIZATION FUND, THE MID CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND

THE INVESTMENT OBJECTIVE OF THE SMALL CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF SMALL- TO MEDIUM-SIZED COMPANIES. THE INVESTMENT OBJECTIVE OF THE MID CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. THE INVESTMENT OBJECTIVE OF THE LARGE CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF COMPANIES WITH LARGE MARKET CAPITALIZATION.

Under normal market conditions, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by First of America to have a market capitalization of less than

PROSPECTUS--Investor B Shares                                           PAGE 25

$1 billion. The Mid Capitalization Fund, under normal market conditions, will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by First of America to have a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund will do the same with companies considered by First of America to have a market capitalization of greater than $5 billion. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of American depository receipts ("ADRs") or European depository receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper ("CCP"), and in Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Foreign Securities."

The Mid Capitalization Fund anticipates investing in growth-oriented, medium-sized companies. Medium-sized companies are considered to be those with a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund anticipates investing in growth-oriented companies with large market capitalization, defined as capitalization of over $5 billion. For both the Mid Capitalization Fund and Large Capitalization Fund, investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Mid Capitalization Fund and Large Capitalization Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. Small-sized companies are considered to be those with a market capitalization of less than $1 billion. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of such Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized more aggressive than a general equity fund.

PROSPECTUS--Investor B Shares                                          PAGE 26

Consistent with the foregoing, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

The Small Capitalization Fund, The Mid Capitalization Fund and The Large Capitalization Fund

SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

*Complex Securities                 *Foreign Securities                *Foreign Currency Transactions
*Futures Contracts                  *Government Obligations            *Lending Portfolio Securities
*Mortgage-Related Securities        *Other Mutual Funds                *Portfolio Turnover
*Put and Call Options               *Repurchase Agreements             *Restricted Securities
*Reverse Repurchase Agreements      *When-Issued and
 and Dollar Roll Agreements          Delayed-Delivery Transactions

THE INTERNATIONAL FUND

THE INVESTMENT OBJECTIVE OF THE INTERNATIONAL FUND IS TO SEEK LONG-TERM GROWTH OF CAPITAL.

Under normal market conditions the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small- or medium-sized companies on the basis of their capitalization.

Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs.

For purposes of investment by the International Fund only, companies are deemed to be small-or medium-sized if at the time of purchase, they are of a size which would rank them in the lower half of a major market index in the applicable country by weighted market capitalization and in the lower half of all equity securities listed in recognized secondary markets where such markets exist. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more restrictive, the equity securities of all listed companies will be eligible for investment. In major markets, issuers could have capitalizations of up to approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.

The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Normally the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Fund's assets could be invested in the securities of U.S. companies. In addition, the International Fund

PROSPECTUS--Investor B Shares                                           PAGE 27
temporarily may invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.

The International Fund

SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

  *Complex Securities               *Foreign Securities                *Foreign Currency Transactions
  *Futures Contracts                *Government Obligations            *Lending Portfolio Securities
  *Other Mutual Funds               *Portfolio Turnover                *Put and Call Options
  *Repurchase Agreements            *Restricted Securities             *Reverse Repurchase Agreements and
  *When-Issued and                                                       Dollar Roll Agreements
    Delayed-Delivery Transactions

GROWTH AND INCOME FUNDS


THE BALANCED ALLOCATION FUND

THE INVESTMENT OBJECTIVE OF THE BALANCED ALLOCATION FUND IS TO SEEK CURRENT INCOME, LONG-TERM CAPITAL GROWTH AND CONSERVATION OF CAPITAL.

The Balanced Allocation Fund may invest in any type or class of security. Under normal market conditions the Balanced Allocation Fund will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed-rate preferred stock, convertible fixed-income securities, options and rights). The Balanced Allocation Fund intends to invest 45% to 65% of its total assets in common stocks and securities convertible into common stocks, 25% to 55% of its total assets in fixed-income securities and up to 30% of its total assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's total assets will be in foreign securities.

For the Balanced Allocation Fund, common stocks are held primarily for the purpose of providing long-term growth of capital. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection. The Balanced Allocation Fund will invest in the common and preferred stocks of companies with a market capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The Balanced Allocation Fund intends to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings.

For the Balanced Allocation Fund, fixed-income securities held consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Balanced Allocation Fund's assets may, from time to time, be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Balanced Allocation Fund invests may have warrants or options attached. The Balanced Allocation Fund may also invest in repurchase agreements.


PROSPECTUS--Investor B Shares                                           PAGE 28

The Balanced Allocation Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations"), such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations" below.

The Balanced Allocation Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Balanced Allocation Fund will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating categories assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed-income securities rated within the fourth highest rating category assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities."

The Balanced Allocation Fund may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Balanced Allocation Fund may also invest in securities of other investment companies.

The Balanced Allocation Fund may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The Balanced Allocation Fund's investments in foreign securities may be made either directly or through the purchase of ADRs and the Balanced Allocation Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon First of America's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Allocation Fund reserves the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by First of America. However, to the extent that the Balanced Allocation Fund is so invested, its investment objective may not be achieved during that time.

Like any investment program, investment in the Balanced Allocation Fund entails certain risks. As a Fund investing in common stocks the Balanced Allocation Fund is subject to stock market




PROSPECTUS--Investor B Shares                                           PAGE 29
risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the Balanced Allocation Fund also invests in bonds, investors in the Balanced Allocation Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result the Balanced Allocation Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.

The Balanced Allocation Fund

SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

  *Complex Securities               *Foreign Securities                *Foreign Currency Transactions
  *Futures Contracts                *Government Obligations            *Lending Portfolio Securities
  *Medium-Grade Securities          *Mortgage-Related Securities       *Other Mutual Funds
  *Portfolio Turnover               *Put and Call Options              *Repurchase Agreements
  *Restricted Securities            *Reverse Repurchase                *When-Issued and Delayed-
                                      Agreements and Dollar              Delivery Transactions
                                      Roll Agreements


THE EQUITY INCOME FUND

THE INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS TO SEEK CURRENT INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF HIGH QUALITY, DIVIDEND-PAYING COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. A SECONDARY INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS GROWTH OF CAPITAL.

The Equity Income Fund, under normal market conditions, will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management, the ability to finance expected growth and the ability to pay above-average dividends. The Equity Income Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Equity Income Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

PROSPECTUS--Investor B Shares                                           PAGE 30

Subject to the foregoing policies, the Equity Income Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Foreign Securities."

The Equity Income Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the Equity Income Fund may be considered more conservative than growth-oriented equity funds such as the Group's Small Capitalization Fund and Mid Capitalization Fund.

Consistent with the foregoing, the Equity Income Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

The Equity Income Fund

SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

  *Complex Securities               *Foreign Securities                *Foreign Currency Transactions
  *Futures Contracts                *Government Obligations            *Lending Portfolio Securities
  *Mortgage-Related Securities      *Other Mutual Funds                *Portfolio Turnover
  *Put and Call Options             *Repurchase Agreements             *Restricted Securities
  *Reverse Repurchase               *When-Issued and
   Agreements and Dollar Roll        Delayed-Delivery Transactions
   Agreements

INCOME FUNDS

THE BOND FUND AND THE LIMITED MATURITY BOND FUND

THE INVESTMENT OBJECTIVE OF THE BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES. THE INVESTMENT OBJECTIVE OF THE LIMITED MATURITY BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES WITH REMAINING MATURITIES OF SIX YEARS OR LESS.

Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's

PROSPECTUS--Investor B Shares                                           PAGE 31
total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies, as more fully described below. Some of the securities in which the Bond Fund invests may have warrants or options attached.

Under normal market conditions, the Limited Maturity Bond Fund will invest at least 80% of the value of its total assets in the following securities which have remaining maturities of six years or less: bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Limited Maturity Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Limited Maturity Bond Fund's total assets may be invested in the debt securities listed above without regard to maturity, as well as preferred stocks, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs. Under normal market conditions, the Limited Maturity Bond Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three years or less. By seeking to maintain a dollar-weighted average portfolio maturity of three years or less, the Limited Maturity Bond Fund attempts to minimize the fluctuation in its shares' net asset value relative to those funds which invest in longer term obligations. Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Limited Maturity Bond Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

The Bond Fund and Limited Maturity Bond Fund each expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations."

The Bond Fund and the Limited Maturity Bond Fund each also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

PROSPECTUS--Investor B Shares                                           PAGE 32

The Bond Fund and the Limited Maturity Bond Fund each will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the four highest rating categories assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities."

The Bond Fund and the Limited Maturity Bond Fund each may also invest in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian bonds and in Supranational Agency Bonds. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, First of America may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

The Bond Fund and The Limited Maturity Bond Fund

SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

  *Complex Securities                   *Foreign Securities                     *Foreign Currency Transactions
  *Futures Contracts                    *Government Obligations                 *Guaranteed Investment Contracts
  *Lending Portfolio Securities         *Medium-Grade Securities                *Mortgage-Related Securities
  *Other Mutual Funds                   *Portfolio Turnover                     *Put and Call Options
  *Repurchase Agreements                *Restricted Securities                  *Reverse Repurchase Agreements
  *When-Issued and Delayed-                                                      and Dollar Roll Agreements
   Delivery Transactions

THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

THE INVESTMENT OBJECTIVE OF THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND IS TO SEEK CURRENT INCOME WITH PRESERVATION OF CAPITAL BY INVESTING IN U.S. GOVERNMENT SECURITIES WITH REMAINING MATURITIES OF TWELVE YEARS OR LESS.

Under normal market conditions, the Intermediate Government Obligations Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and with remaining maturities of twelve years or less, although up to 20% of the value of its total assets may be invested in debt securities, preferred stocks and other investments without regard to maturity, except as set forth below. Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted

PROSPECTUS--Investor B Shares                                           PAGE 33
average portfolio maturity of its debt securities of three to ten years. By seeking to maintain a dollar-weighted average portfolio maturity of three to ten years, the Intermediate Government Obligations Fund attempts to minimize the fluctuation in its shares' net asset value relative to funds which invest in longer-term obligations.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Intermediate Government Obligations Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

The types of U.S. government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations."

The Intermediate Government Obligations Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations."

The Intermediate Government Obligations Fund

SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

  *Complex Securities               *Foreign Currency Transactions              *Futures Contracts
  *Government Obligations           *Lending Portfolio Securities               *Mortgage-Related Securities
  *Municipal Securities             *Other Mutual Funds                         *Portfolio Turnover
  *Put and Call Options             *Repurchase Agreements                      *Restricted Securities
  *Reverse Repurchase               *When-Issued and Delayed-
    Agreements and Dollar             Delivery Transactions
    Roll Agreements

THE GOVERNMENT INCOME FUND

THE INVESTMENT OBJECTIVE OF THE GOVERNMENT INCOME FUND IS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRUDENT INVESTMENT RISK.

Under normal market conditions, the Government Income Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in debt securities and preferred stocks of non-governmental issuers. Consistent with the foregoing, under current market conditions, the Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other

PROSPECTUS--Investor B Shares                                           PAGE 34
securities described below. For more information, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Mortgage-Related Securities."

The types of U.S. government obligations, including mortgage-related securities, invested in by the Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations."

The Government Income Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes) rated at the time of purchase within the top two rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities which are rated at the time of purchase within the top three rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.

The Government Income Fund

SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

  *Complex Securities               *Foreign Currency Transactions     *Foreign Securities
  *Futures Contracts                *Government Obligations            *Lending Portfolio Securities
  *Mortgage-Related Securities      *Other Mutual Funds                *Portfolio Turnover
  *Put and Call Options             *Repurchase Agreements             *Restricted Securities
  *Reverse Repurchase               *When-Issued and Delayed-
   Agreements and Dollar Roll        Delivery Transactions
   Agreements

TAX-FREE INCOME FUNDS

THE MUNICIPAL BOND FUND AND THE MICHIGAN BOND FUND

THE INVESTMENT OBJECTIVE OF THE MUNICIPAL BOND FUND IS TO SEEK CURRENT INTEREST INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAXES AND PRESERVATION OF CAPITAL. THE INVESTMENT OBJECTIVE OF THE MICHIGAN BOND FUND IS TO SEEK INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAX AND MICHIGAN STATE INCOME AND INTANGIBLES TAXES, ALTHOUGH SUCH INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX WHEN RECEIVED BY CERTAIN SHAREHOLDERS, AND PRESERVATION OF CAPITAL.

Under normal market conditions and as a fundamental policy, at least 80% of the net assets of the Municipal Bond Fund will be invested in a diversified portfolio of Municipal Securities, and at least 80% of the net assets of the Michigan Bond Fund will be invested in a portfolio of Michigan Municipal Securities.

PROSPECTUS--Investor B Shares                                           PAGE 35

"Municipal Securities" include obligations consisting of bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. "Michigan Municipal Securities" include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangibles taxes. For more information regarding Municipal Securities and Michigan Municipal Securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Municipal Securities."

Under normal market conditions, at least 65% of the net assets of each of the Municipal Bond Fund and the Michigan Bond Fund will be invested in Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond
Fund) consisting of bonds and notes with remaining maturities at the time of purchase of one year or more. Quality is the primary consideration in selecting Michigan Municipal Securities for investment by the Michigan Bond Fund.


The Municipal Bond Fund also intends that under normal market conditions its portfolio will maintain an average weighted rating of AA/Aa. Each of the Municipal Bond Fund and the Michigan Bond Fund intends that, under normal market conditions, it will be invested in long-term Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) and that the average weighted maturity of such investments will be 5 to 12 years, although the Michigan Bond Fund may invest in Michigan Municipal Securities of any maturity and First of America may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of a Tax-Free Income Fund's portfolio may vary depending upon the availability of suitable Municipal Securities or other relevant market factors.


The Michigan Bond Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by an NRSRO. The Michigan Bond Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Michigan Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a description of debt securities rated within the fourth highest rating categories assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities."

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Tax-Free Income Funds will not treat these bonds as "Municipal Securities" or "Michigan Municipal Securities" for purposes of measuring compliance with the 80% tests

PROSPECTUS--Investor B Shares                                           PAGE 36
described above. To the extent the Tax-Free Income Funds invest in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Tax-Free Income Funds' distributions derived from these bonds. For further information relating to the types of municipal securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION - Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.

Investments of the Tax-Free Income Funds may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by First of America to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Tax-Free Income Funds' quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. Under such circumstances and during the period of such investment, the affected Tax-Free Income Fund may not achieve its stated investment objectives.

Although the Municipal Bond Fund may invest more than 25% of its net assets in
(i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Municipal Bond Fund's assets are concentrated in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state, or are concentrated in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so concentrated.

Because the Michigan Bond Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Michigan Bond Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State. However, the Michigan Bond Fund attempts to diversify, to the extent First of America deems appropriate, among issuers and geographic areas in the State of Michigan.

The Michigan Bond Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Michigan Bond Fund that may be invested in the securities of a single issuer is not limited by Investment Company Act of 1940, as amended ("the 1940 Act"). Nevertheless, the Michigan Bond Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires the Michigan Bond Fund generally to invest, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, the Michigan Bond Fund is not so restricted. In no event, however, may the Michigan Bond Fund invest more than 25% of its total assets in the obligations of any one issuer. Compliance with this requirement is measured at the close of each quarter of the Michigan Bond Fund's taxable year. Since a relatively high percentage of the

PROSPECTUS--Investor B Shares                                          PAGE 37

Michigan Bond Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Michigan Bond Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

Tax-Free Income Funds

SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

  *Complex Securities               *Foreign Currency Transactions              *Futures Contracts
  *Government Obligations           *Lending Portfolio Securities               (Municipal Bond Fund Only)
  *Medium-Grade Securities          *Mortgage-Related Securities                *Municipal Securities
  *Other Mutual Funds               *Portfolio Turnover                         *Private Activity Bonds
  *Put and Call Options             *Repurchase Agreements                      *Restricted Securities
  *Reverse Repurchase               *When-Issued and Delayed-
   Agreements and Dollar             Delivery Transactions
   Roll Agreements


MONEY MARKET FUND

THE PRIME OBLIGATIONS FUND

THE INVESTMENT OBJECTIVE OF THE PRIME OBLIGATIONS FUND IS TO SEEK CURRENT INCOME WITH LIQUIDITY AND STABILITY OF PRINCIPAL.

Under normal market conditions, the Prime Obligations Fund invests in high-quality money market instruments, including Municipal Securities and other instruments deemed to be of comparable high quality as determined by the Board of Trustees. As a money market fund, the Prime Obligations Fund invests exclusively in United States dollar-denominated instruments which the Trustees of the Group and First of America determine present minimal credit risks and which at the time of acquisition are rated by one or more NRSROs in one of the two highest rating categories for short-term debt obligations or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. In addition, the Prime Obligations Fund diversifies its investments so that, with minor exceptions and except for United States government securities, not more than 5% of its total assets is invested in the securities of any one issuer, not more than 5% of its total assets is invested in securities of all issuers rated by an NRSRO at the time of investment in the second highest rating category for short-term debt obligations or deemed to be of comparable quality to securities rated in the second highest rating category for short-term debt obligations (either referred to as "Second Tier Securities") and not more than the greater of 1% of total assets or $1 million is invested in the Second Tier Securities of one issuer. All securities or instruments in which the Prime Obligations Fund invests have remaining maturities of 397 calendar days (13 months) or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). The dollar-weighted average maturity of the obligations in the Prime Obligations Fund will not exceed 90 days.

The Prime Obligations Fund may invest in commercial paper and other short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating categories assigned by an NRSRO or, if not rated,




PROSPECTUS--Investor B Shares                                           PAGE 38
found by the Group's Board of Trustees to be of comparable quality. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument. For a description of the rating categories of the NRSROs, see the Appendix to the Statement of Additional Information. The Prime Obligations Fund may also invest in CCP, Europaper, bankers' acceptances, certificates of deposit and time deposits.

Variable amount master demand notes in which the Prime Obligations Fund and certain other Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. First of America will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand, which shall not exceed seven days.

The Prime Obligations Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying security, a dealer in the security, or by another third party, and may not be transferred separately from the underlying security. The Prime Obligations Fund uses these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable after a payment default on the underlying security may be treated as a form of credit enhancement.

Certain of the Prime Obligation Fund's permitted investments may have received credit enhancement by a guaranty, letter of credit, or insurance. The Prime Obligations Fund may evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the entity providing the credit enhancement, rather than the issuer. The bankruptcy, receivership, or default of an entity providing credit enhancement may adversely affect the quality and marketability of the underlying security.

Pursuant to the requirements of Rule 2a-7 adopted under the 1940 Act, the Prime Obligations Fund will limit its investment, with respect to 75% of its assets, in the demand features of a single issuer to 10% of the Fund's assets. With respect to the remaining 25% of the Prime Obligations Fund's assets, the Fund may invest in securities subject to demand features from, or directly issued by, one or more institutions, provided they are rated in the highest rating category assigned by an NRSRO and are issued by a "non-controlled person," as defined in the Rule. In addition, a demand feature, other than a standby commitment, may be acquired by the Prime Obligations Fund only if the demand feature or its issuer has received a short-term rating from




PROSPECTUS--Investor B Shares                                           PAGE 39
an NRSRO and not more than 5% of the Fund's assets are invested in demand features from a single issuer rated in the second highest short-term rating category assigned by an NRSRO.

The Prime Obligations Fund intends to follow the operational policies described above, as well as other non-fundamental policies that will enable the Fund to comply with the laws and regulations applicable to money market mutual funds, particularly Rule 2a-7 under the 1940 Act. The Prime Obligations Fund shall determine the effective maturity of its investments, the applicable credit rating of securities, and adequate diversification by reference to Rule 2a-7. The Prime Obligations Fund may change its operational policies to reflect changes in the laws and regulations applicable to money market mutual funds without shareholder approval.

The Prime Obligations Fund

SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

  *Complex Securities                       *Foreign Securities                 *Government Obligations
  *Guaranteed Investment Contracts          *Lending Portfolio Securities       *Municipal Securities
  *Portfolio Turnover                       *Repurchase Agreements              *Restricted Securities
  *Reverse Repurchase                       *When-Issued and Delayed-
   Agreements and Dollar                     Delivery Transactions
   Roll Agreements

RISK FACTORS AND INVESTMENT TECHNIQUES

Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with First of America Bank, N.A. (formerly, First of America Bank-Michigan, N.A., "FOA," the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to FOA's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.

COMPLEX SECURITIES

Some of the investment techniques utilized by First of America, and in the case of the International Fund and Balanced Allocation Fund, Gulfstream in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.




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FOREIGN SECURITIES


The International Fund invests primarily in the securities of foreign issuers. The Balanced Allocation Fund may invest up to 20% of its total assets in foreign securities. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and Equity Income Fund may invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. The Government Income Fund and the Prime Obligations Fund may invest in foreign securities by purchasing:
Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks outside the U.S.; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank; Canadian time deposits ("CTDs"), which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks; Yankee certificates of deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank but held in the U.S.; CCP; and Europaper.


Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S.-domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S.

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dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.


U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The International Fund and Balanced Allocation Fund may also invest in EDRs which are receipts evidencing an arrangement with a European bank similar to that for ADRs and designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.


Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the ECU, which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FOREIGN CURRENCY TRANSACTIONS


Each of the Funds, with the exception of the Tax-Free Income Funds and the Prime Obligations Fund, may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign


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currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.


For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes it will increase, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.


The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to buy the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential

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gain which might result if the value of such currency increases. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.


No Fund intends to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. A Fund also will not enter into forward currency contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.


For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FUTURES CONTRACTS

The Growth Funds, the Growth and Income Funds, the Income Funds and the Municipal Bond Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercising the option at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an

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unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS


Subject to the investment parameters described above, each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The types of U.S. government obligations in which each of these Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Stripped Treasury Obligations in which the Prime Obligations Fund may invest do not include certificates of accrual on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").

Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, SLMA or FHLMC, since it is not obligated to do so by law. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when First of America believes that the credit risk with respect thereto is minimal.

GUARANTEED INVESTMENT CONTRACTS

The Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund may invest in GICs. When investing in GICs, the Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. The Prime Obligations Fund may only invest in GICs that have received the requisite ratings by one or more NRSROs, see "INVESTMENT OBJECTIVES AND




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POLICIES - The Money Market Fund" in this Prospectus. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment. For each of the Bond Fund and Limited Maturity Bond Fund, no more than 15% of its total assets will be invested in instruments which are considered to be illiquid. For the Prime Obligations Fund, no more than 10% of its total assets may be invested in instruments which are considered to be illiquid. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

MEDIUM-GRADE SECURITIES

Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund and Michigan Bond Fund may invest in fixed-income securities rated within the fourth highest rating category assigned by an NRSRO (i.e., BBB or Baa by S&P or Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.


Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, First of America will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES


The Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. However, the Government Income Fund may invest greater amounts as conditions warrant. Each of the remaining Funds, except the International Fund, may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Government Income Fund and Prime Obligations Fund may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.


The mortgage-related securities in which the these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated payment mortgage obligations, fifteen-year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest,

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principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States government.

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The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, First of America determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in First of America's opinion are illiquid if, as a result, more than 15% of the value of the Government Income Fund's total assets will be illiquid.

Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, First of America will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

MUNICIPAL SECURITIES


The two principal classifications of Municipal Securities (Michigan Municipal Securities, in the case of the Michigan Bond Fund) which may be held by the Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund, Michigan Bond Fund and Prime Obligations Fund are "general



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obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Municipal Bond Fund and Michigan Bond Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The above-named Funds may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Each of the above-named Funds invests primarily in Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or in the highest rating category assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. These Funds may also purchase Municipal Securities which are unrated at the time of purchase but determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The Prime Obligations Fund may invest in Municipal Securities only in compliance with the requirements of Rule 2a-7 under the 1940 Act, which generally requires that it invest only in securities rated in the two highest rating categories assigned by an NRSRO (with no more than 5% of its assets invested in the second highest rating category). The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating category assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities."


Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor First of America will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

Municipal Securities and Michigan Municipal Securities purchased by the Tax-Free Income Funds may include rated and unrated variable and floating rate tax-exempt notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Tax-Free Income Funds will be determined by First of America, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Funds' investment policies. In making such determinations, First of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding

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and other companies) and will continuously monitor their financial condition.
There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Free Income Funds will approximate their par value. The Tax-Free Income Funds will not purchase variable and floating rate notes or any other securities which in First of America's opinion are illiquid if, as a result, more than 15% of either Tax-Free Income Fund's total assets will be illiquid.

OTHER MUTUAL FUNDS


Each of the Funds, except the Prime Obligations Fund, may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Parkstone Money Market Funds: the Parkstone Prime Obligations Fund, the Parkstone U.S. Government Obligations Fund, the Parkstone Tax-Free Fund and the Parkstone Treasury Fund), provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Fund in shares of the Money Market Funds of the Group, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE FUNDS - Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor" and "GENERAL INFORMATION - Transfer Agency and Fund Accounting Services") will charge their fees to the investing Fund, rather than the Money Market Funds. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of unaffiliated mutual funds. Additional restrictions regarding the Funds' investments in securities of unaffiliated mutual funds and/or the Money Market Funds of the Group are contained in the Statement of Additional Information.


PRIVATE ACTIVITY BONDS

The Tax-Free Income Funds may invest in private activity bonds. It should be noted that the Tax Reform Act of 1986 substantially revised provisions of prior federal law affecting the issuance and use of proceeds of certain tax-exempt obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Any reference herein to private activity bonds includes industrial development bonds. Interest on private activity bonds is tax-exempt (and such bonds will be considered Municipal Securities for purposes of this Prospectus) only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. If a Fund invests in private activity bonds which fall outside these categories, shareholders may become subject to the alternative minimum tax on that part of the Fund's distributions derived from interest on such bonds. The Tax Reform Act generally does not change the federal tax treatment of bonds issued to finance government operations. For further information relating to the types of private activity bonds which will be included in income subject to the alternative minimum tax, see "ADDITIONAL INFORMATION - Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.

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PUT AND CALL OPTIONS


Each of the Growth Funds, the Growth and Income Funds, the Income Funds and the Tax-Free Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each Fund may also engage in writing call options from time to time as First of America or Gulfstream, as the case may be with respect to the Balanced Allocation Fund or International Fund, deem appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds will cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to each of the Balanced Allocation Fund and International Fund, 20% of its net assets.


Each of the Growth Funds, the Growth and Income Funds and the Government Income Fund, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

In addition, each of the Tax-Free Income Funds may acquire "puts" with respect to Municipal Securities (or Michigan Municipal Securities, as the case may be), held in its portfolio. Under a put, such Fund would have the right to sell a specified Municipal Security (or Michigan

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Municipal Security, as the case may be) within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. The Tax-Free Income Funds will acquire puts solely either to facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate of return. Each of the Tax-Free Income Funds expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

REPURCHASE AGREEMENTS

Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which First of America or Gulfstream, as the case may be, deem creditworthy under the guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

RESTRICTED SECURITIES

Securities in which each of the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction.
Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1993 Act. An illiquid investment is any investment that cannot be disposed of within seven days

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


in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. The Prime Obligations Fund may not invest in illiquid securities if, as a result, more than 10% of the market value of its assets would be invested in illiquid securities.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Each of the Funds may borrow money by entering into reverse repurchase agreements and, in the case of the Income Funds and the Tax-Free Income Funds, dollar roll agreements in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income Funds and Tax-Free Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVES AND POLICIES
- Additional Information on Portfolio Instruments-Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as

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



an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of First of America or Gulfstream, as the case may be, to manage it might be adversely affected. The Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by First of America or Gulfstream, as the case may be. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that First of America or Gulfstream, as the case may be, have determined are creditworthy under guidelines established by the Group's Board of Trustees.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.


Because the Prime Obligations Fund intends to invest primarily in securities with maturities of less than one year (although it may invest in securities with maturities of up to 13 months) and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to the Prime Obligations Fund is expected to be zero for regulatory purposes. For portfolio turnover rates for each of the other Funds, see "FINANCIAL HIGHLIGHTS."


The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage

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commissions, to a Fund and may result in additional tax consequences to a
Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).

None of the Funds, with the exception of the Michigan Bond Fund, may:

         Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.


Irrespective of the investment restriction above, and pursuant to Rule 2a-7 under the 1940 Act, the Prime Obligations Fund will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule which limitations are referred to above under the caption "INVESTMENT OBJECTIVES AND POLICIES - The Money Market Fund."


The Michigan Bond Fund may not:

         Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, (a) more than 5% of the value of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the value of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in the securities of a single issuer.

For purposes of the investment limitations above, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security and, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

None of the Funds will:

1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government

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    or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities;
    (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.


2. (a) Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% (10% in the case of the Prime Obligations Fund) of its total assets at the time of borrowing (and provided that such bank borrowings, reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing; (b) enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements; and (c) issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder.


3. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

For purposes of investment limitation number 1 above only, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

The following additional investment restriction may be changed without the vote of a majority of the outstanding shares of a Fund.

Each Fund may not:


1. Purchase or otherwise acquire any securities, if as a result, more than 15% (10% in the case of the Prime Obligations Fund) of the Fund's net assets would be invested in securities that are illiquid.


In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES - Investment Restrictions" in the Statement of Additional Information.

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MANAGEMENT OF THE FUNDS

TRUSTEES


Overall responsibility for management of the Group rests with its Board of Trustees. The Group will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently five Trustees, three of whom are not "interested persons" of the Group within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations. The names, addresses, birth dates and principal occupations during the past five years of the Trustees are set forth in the Statement of Additional Information.

The Trustees of the Group receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of First of America Bank Corporation ("FABC"), BISYS, The BISYS Group, Inc. or BISYS Ohio receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator and may receive fees from each of the Funds pursuant to the Investor B Distribution and Shareholder Service Plan described below. BISYS Ohio, an affiliate of BISYS, receives fees from the Group for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER AND SUBADVISER

First of America, 303 North Rose Street, Suite 500, Kalamazoo, Michigan 49007, was established in 1932 and is the investment adviser of the Group. First of America, a registered investment adviser, is a wholly-owned subsidiary of FOA, which is a wholly-owned subsidiary of FABC. FABC currently has over $21.5 billion in assets and provides financial services to communities in Michigan, Indiana, Illinois and Florida. FABC has, however, entered into an agreement to sell its operations in Florida, thereby reducing its assets by approximately $1.1 billion. As of June 30, 1997, First of America managed over $15.8 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. First of America acts as subadviser to the Trust Division of FABC with respect to $7.2 billion in discretionary assets, providing equity, fixed income, balanced and money management services.

Subject to such policies as the Group's Board of Trustees may determine, First of America, either directly or, with respect to the International Fund and the Balanced Allocation Fund, through Gulfstream, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.


First of America utilizes a team approach to the investment management of the Funds, with up to three professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objectives. Roger H. Stamper, Managing Director of First of America, is primarily responsible for the day-to-day management of each of the Growth Funds (except the International Fund) and the Growth and Income Funds. Mark R. Kummerer, Managing Director - Fixed Income of First of America, is primarily responsible for the day-to-day management of the Income Funds. Christian S. Swantek,

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Vice President of First of America, is primarily responsible for the day-to-day management of the Tax-Free Income Funds. Messrs. Stamper and Kummerer have held their respective positions with First of America since 1988 and 1986, respectively. Prior to June 1993, Mr. Swantek was a portfolio manager at PNC Investment Management & Research and its various investment management affiliates.


For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, First of America receives a fee from the Large Capitalization Fund, computed daily and paid monthly, at the annual rate of 0.80% of the Fund's average daily net assets. For its services in connection with each of the Small Capitalization Fund, Mid Capitalization Fund, Equity Income Fund and Balanced Allocation Fund, First of America's fee is computed daily and paid monthly at the annual rate of 1.00% of the applicable Fund's average daily net assets. For its services in connection with the International Fund, First of America's fee is computed daily and paid monthly at the annual rate of 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million and 1.05% of average daily net assets above $400 million. For its services in connection with each Income Fund and Tax-Free Income Fund, First of America's fee is computed daily and paid monthly at the annual rate of 0.74% of each Income Fund's and Tax-Free Income Fund's average daily net assets. For its services in connection with the Prime Obligations Fund, First of America's fee is computed daily and paid monthly, at the annual rate of 0.40% of the Prime Obligations Fund's average daily assets. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.


Pursuant to the terms of its Investment Advisory Agreement with the Group, First of America has entered into a Sub-Investment Advisory Agreement with Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement, Gulfstream has been retained by First of America to manage the investment and reinvestment of the assets of the International Fund and to manage the investment and reinvestment of those assets of the Balanced Allocation Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for day-to-day management of the International Fund's assets and the applicable portion of the Balanced Allocation Fund, reviewing investment performance policies and guidelines and maintaining certain books and records, and First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. First of America may also render advice with respect to the International Fund's investments in the United States. Gulfstream utilizes a team approach to investment management to ensure a disciplined investment process designed to result in long-term performance consistent with a Fund's investment objective. No one person is responsible for the Fund's management.

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with First of America, Gulfstream receives from First of America a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Allocation Fund

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which are invested in foreign securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.


Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James
P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. First of America is the sole limited partner, and as of August 31, 1996, exercised options to increase its interest in Gulfstream from 49% to 72%. As of June 30, 1997, Gulfstream had over $8.6 million in international assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average over 20 years of investment experience and 10 years of international investment experience.


Under Gulfstream's partnership agreement, First of America possesses veto authority over the general budgetary affairs of Gulfstream. Because of its current 72% ownership interest, First of America is deemed to control Gulfstream for purposes of the 1940 Act.

For further information regarding the relationship between Gulfstream and First of America, see "MANAGEMENT OF THE GROUP - Investment Adviser" in the Statement of Additional Information.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each Fund of the Group, and also acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). First of America serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Ohio, are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee, computed daily and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets, or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator, First of America receives from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

PROSPECTUS--Investor B Shares                                           PAGE 59

The Distributor acts as agent for the Funds in the distribution of each of their shares and, in such capacity, solicits orders for the sale of shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain some or all of any sales charge imposed upon the Investor B Shares and may receive compensation under the Distribution and Shareholder Service Plan described below.

EXPENSES


First of America, Gulfstream and BISYS each bear all expenses in connection with the performance of its services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Investor B Shares and the other classes of shares of the Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and may, in the case of Investor A Shares, Investor B Shares and Investor C Shares, also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.


The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including the Investor B Shares class, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees' fees incurred as a result of issues relating solely to one class of shares.

DISTRIBUTION PLAN FOR INVESTOR B SHARES

Rule 12b-1, adopted by the SEC under the 1940 Act, permits an investment company to pay directly or indirectly expenses associated with the distribution of its shares in accordance with a plan adopted by an investment company's trustees and approved by its shareholders. Pursuant to such Rule, the Group has adopted an Investor B Distribution and Shareholder Service Plan (the "Investor B Plan") with respect to the Investor B Shares of each Fund. Pursuant to the Investor B Plan, each Fund is authorized to pay or reimburse BISYS, as Distributor of the Investor B Shares, for certain expenses that are incurred in connection with shareholder and distribution services. The Plan authorizes any Fund to pay BISYS, as Distributor of Investor B Shares, a distribution

PROSPECTUS--Investor B Shares                                          PAGE 60
fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of Investor B Shares of such Fund (the "Distribution Fee"). Such amount may be used by BISYS to pay banks and their affiliates (including FOA and its affiliates), and other institutions, including broker-dealers ("Participating Organizations") for administration, distribution, and/or shareholder service assistance pursuant to an agreement between BISYS and the Participating Organization. Under the Investor B Plan, a Participating Organization may include BISYS, its subsidiaries and its affiliates.

Also pursuant to the Investor B Plan, a Fund is authorized to pay a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Investor B Shares of such Fund (the "Service Fee"). Such amount may be used to pay Participating Organizations for shareholder services provided or expenses incurred in providing such services.

Fees paid pursuant to the Investor B Plan are accrued daily and paid monthly, and are charged as expenses of Investor B Shares of a Fund as accrued. Payments under the Investor B Plan will be calculated daily and paid monthly at a rate not to exceed the limits described above, which rate is set from time to time by the Board of Trustees.

Pursuant to the Investor B Plan, the Distributor may enter into agreements with Participating Organizations for providing distribution assistance and shareholder services with respect to the Investor B Shares. Such Participating Organizations will be compensated at the annual rate of up to 1.00% (up to 0.75% Distribution Fee plus up to 0.25% Service Fee) of the average daily net asset value of the Investor B Shares held of record or beneficially by the Participating Organization's customers. The distribution services provided by Participating Organizations for which the Distribution Fee may be paid may include promoting the purchase of Investor B Shares of a Fund by their customers; processing purchase, exchange, and redemption requests from customers and placing orders with the Distributor or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor B Shares; responding to inquiries from customers concerning their investment in Investor B Shares; and providing other similar services as may be reasonably requested. The shareholder services provided by Participating Organizations for which the Service Fee may be paid may include providing sub-accounting with respect to Investor B Shares beneficially owned by customers or the information necessary for sub-accounting; arranging for bank wires; and other continuing personal services to holders of Investor B Shares.

Actual distribution and shareholder service expenses for Investor B Shares at any given time may exceed the Rule 12b-1 fees and contingent deferred sales charges collected. These unrecovered amounts plus interest thereon will be carried forward and paid from future Rule 12b-1 fees and contingent deferred sales charges collected. If the Investor B Plan were terminated or not continued, the Group would not be contractually obligated to pay for any expenses not previously reimbursed by the Group or recovered through contingent deferred sales charges. During the fiscal year ended June 30, 1997, Rule 12b-1 fees and contingent deferred sales charges collected were sufficient to cover actual distribution and shareholder service expenses; that is, there were no unrecovered amounts to be carried forward.

Conflict of interest restrictions may apply to the receipt by Participating Organizations of compensation from BISYS in connection with the investment of fiduciary assets in Investor B

PROSPECTUS--Investor B Shares                                           PAGE 61

Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor B Shares.

As authorized by the Investor B Plan, BISYS has entered into a Service and Commission Agreement with Security Distributors, Inc. ("SDI"), Security Benefit Group, Inc. ("SBG") and First of America Brokerage Service, Inc. ("FOA-Brokerage") which relates to purchases of Investor B Shares made prior to January 1, 1995. Pursuant to the Service and Commission Agreement, FOA-Brokerage performs certain brokerage and related services in connection with the purchase of Investor B Shares by its customers and maintains shareholder accounts for such customers. Also pursuant to the Service and Commission Agreement, SBG provides financing assistance, consistent with the Investor B Plan, in connection with the services performed by FOA-Brokerage. Services provided by FOA-Brokerage include placing orders to purchase Investor B Shares, as agent for its customers, pursuant to the terms of its Dealer Agreement; providing shareholder liaison services; responding to inquiries; providing such information as FOA-Brokerage and SDI mutually determine to be appropriate in order to properly maintain shareholder accounts; and providing at its own expense such office space, equipment, facilities and personnel as may be reasonably necessary or beneficial in order to provide such services to customers. In consideration for such services, FOA-Brokerage receives from SBG a commission rate of 4.00% of the net asset value of Investor B Shares purchased by FOA-Brokerage as agent for its customers. SDI, either directly or through an affiliate, receives amounts specified in the Shareholder Services and Financing Agreement dated February 1, 1994 between BISYS and SDI. Under that Agreement, SDI receives compensation for financing assistance at the annual rate of up to 0.75% of the average daily net assets of Investor B Shares of each Fund and compensation for shareholder support services at an annual rate of up to 0.25% of the average daily net assets of the Investor B Shares of each Fund.

The Group understands that Participating Organizations may charge fees to their customers who are owners of Investor B Shares for additional services provided in connection with their customer accounts. These fees would be in addition to any amounts which may be received by a Participating Organization under its Agreement with BISYS.

The Investor B Plan requires the officers of the Group to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board reviews these reports in connection with its decisions with respect to the Plan.

As required by Rule 12b-1, the Investor B Plan was approved by the Trustees of the Group, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Group and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"). The Investor B Plan continues in effect as long as such continuance is specifically approved at least annually by the Group's Trustees, including a majority of the Independent Trustees.

The Investor B Plan may be terminated by a vote of a majority of the Independent Trustees, or by a vote of a majority of the holders of the outstanding voting securities of the Investor B

PROSPECTUS--Investor B Shares                                           PAGE 62

Shares. Any change in the Investor B Plan that would increase materially the distribution expenses paid by a Fund requires shareholder approval; otherwise, the Plan may be amended by the Trustees, including a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting upon the amendment. As long as the Investor B Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Group's Transfer Agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Ohio also provides certain accounting services for each of the Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP - Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

While BISYS Ohio is a distinct legal entity from BISYS (the Group's Administrator and Distributor), BISYS Ohio is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.

BANKING LAWS

First of America believes that it may perform the investment advisory services for the Group's Funds contemplated by the Investment Advisory Agreement and by this Prospectus without violating applicable banking laws or regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which First of America could continue to perform such services for the Group. See the Statement of Additional Information ("MANAGEMENT OF THE GROUP - Glass-Steagall Act") for further discussion.

HOW TO BUY INVESTOR B SHARES


Investor B Shares of each Fund are continuously offered and may be purchased directly either by mail or by telephone. Investor B Shares of the Michigan Bond Fund may only be sold in those states where the Fund has filed the required notification documents, currently only Colorado, District of Columbia, Florida, Georgia, Hawaii, Illinois, Indiana, Michigan, Mississippi, New Jersey, Ohio and Virginia. Investor B Shares may also be purchased through a broker-dealer who has entered into a dealer agreement with the Distributor. Except as otherwise discussed below under "Other Information Regarding Purchases" and "Auto Invest Plan," the minimum initial investment in a Fund, based upon the public offering price, is $1,000; however, there is no minimum subsequent purchase. Shareholders will pay the next calculated net asset value after the receipt by the Distributor of an order to purchase Investor B Shares, plus any applicable sales charge as described below (see "SALES CHARGES"). In the case of an order for the purchase of shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly.



PROSPECTUS--Investor B Shares                                           PAGE 63

BY MAIL

To purchase Investor B Shares of any of the Funds by mail, complete an Account Application Form and return it along with a check or money order made payable to The Parkstone Group of Funds at the following address:

                          The Parkstone Group of Funds
                                 P.O. Box 50551
                         Kalamazoo, Michigan 49005-0551

An Account Application Form can be obtained by calling the Group at (800) 451-8377.


BY TELEPHONE

To purchase Investor B Shares of any of the Funds by telephone, an Account Application Form must have been previously received by the Distributor. To place an order by telephone, even if payment is to be made by wire, call the Group's toll-free number (800) 451-8377. Payment for such Investor B Shares ordered by telephone may be made by check or wire. Where payment is made by check, the transaction will not be processed until the check is received by the Group's Custodian. If a check received to purchase Investor B Shares does not clear or if a wire transfer is not received by the Group's Custodian within three Business Days (as defined in "HOW SHARES ARE VALUED") of the purchase order, the purchase may be canceled and the investor could be liable for any losses or fees incurred. When purchasing Investor B Shares by wire, contact the Distributor at (800) 851-1227 for wire instructions.


OTHER INFORMATION REGARDING PURCHASES

Investor B Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by FABC or one of its affiliates. Investor B Shares of the Funds sold to FABC or the affiliate acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by FABC or the affiliate. With respect to such Investor B Shares so sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof on a timely basis. Beneficial ownership of such Investor B Shares of the Funds will be recorded by FABC or one of its affiliates and reflected in the account statements provided to Customers. FABC or one of its affiliates may exercise voting authority for those Investor B Shares for which it has been granted authority by the Customer.


Investor B Shares of the Funds are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Investor B Shares plus any applicable sales charge as described below. Purchases of Investor B Shares of any of the Funds will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund. Investor B Shares of all Funds, except the Prime



PROSPECTUS--Investor B Shares                                          PAGE 64

Obligations Fund, are eligible to earn dividends on the first Business Day following the execution of the purchase. Investor B Shares of the Prime Obligations Fund purchased before 11:30 a.m., Eastern Time, begin earning dividends on the same Business Day. Investor B Shares continue to be eligible to earn dividends through the day before their redemption.

An order to purchase Investor B Shares will be deemed to have been received by the Distributor only when federal funds are available to the Group's Custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Investor B Shares which is transmitted by federal funds wire will be available the same day for investment by the Group's Custodian, if received prior to the last Valuation Time (see "HOW SHARES ARE VALUED"). Purchases made by check or other means are made at the price next determined upon receipt of the purchase instrument. However, proceeds from reclaimed shares purchased by check will not be sent until the method of payment has cleared. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Investor B Shares.


The minimum initial investment amount referred to above may be waived if purchases are made in connection with Individual Retirement Accounts (IRAs), Keoghs or similar plans. For information on IRAs, Keoghs or similar plans, contact FABC at (800) 544-6155. Due to the relatively high cost of handling small investments, the Group reserves the right to redeem involuntarily, at net asset value, the Investor B Shares of any shareholder if, because of redemptions of Investor B Shares by or on behalf of the shareholder (but not as a result of a decrease in the market price of such Investor B Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such shareholder in that Fund has a value of less than $1,000. Accordingly, an investor purchasing Investor B Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if the investor thereafter redeems any such Investor B Shares. If at any time a shareholder's account balance falls below $1,000, upon 30 days' notice, the Group may exercise its right to redeem such Investor B Shares and to send the proceeds to the shareholder.

Depending upon the terms of a particular Customer account, FABC or one of its affiliates may charge a customer account fees for services provided in connection with investment in a Fund. Information concerning these services and any charges may be obtained from FABC or the affiliate. This Prospectus should be read in conjunction with any such information so received.

The Group reserves the right to reject any order for the purchase of Investor B Shares in whole or in part.

Every shareholder will receive a confirmation of each new transaction in the shareholder's account which will also show the total number of Investor B Shares of the respective Fund of the Group owned by the shareholder. Confirmation of purchases and redemptions of Investor B Shares of the Funds by FABC or one of its affiliates on behalf of a Customer may be obtained from FABC or the affiliate. Shareholders may rely on these statements in lieu of certificates. Certificates representing Investor B Shares of the Funds will not be issued.

PROSPECTUS--Investor B Shares                                           PAGE 65

AUTO INVEST PLAN


The Parkstone Group of Funds Auto Invest Plan (the "Auto Invest Plan") enables shareholders to make regular monthly or quarterly purchases of Investor B Shares through automatic deduction from their bank accounts. With shareholder authorization, the Group's Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the shareholder's bank account which will automatically be invested in shares at the public offering price on the date of such deduction (or the next Business Day thereafter, as defined under "HOW SHARES ARE VALUED" below). The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments in a Fund is $50. To participate in the Auto Invest Plan, shareholders should complete the appropriate section of the Account Application Form or a supplemental Auto Invest Plan application that can be acquired by calling the Group at (800) 451-8377. For a shareholder to change the Auto Invest Plan instructions, the request must be made in writing to the Group's Distributor, BISYS Fund Services, c/o The Parkstone Group of Funds, P.O--Box 50551, Kalamazoo, Michigan 49005-0551 and may take up to 15 days to implement.

SALES CHARGES

Investor B Shares may be purchased only in amounts of less than $250,000. There is no sales charge imposed upon purchases of Investor B Shares, but currently investors may be subject to a contingent deferred sales charge of up to 5.00% when Investor B Shares are redeemed prior to five years from the date of purchase. For Investor B Shares purchased prior to January 1, 1997, investors may be subject to a contingent deferred sales charge of up to 4.00% when Investor B Shares are redeemed prior to four years from the date of purchase. See "CONTINGENT DEFERRED SALES CHARGE" below.


From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

In addition to amounts paid to dealers as a dealer concession out of the sales charge paid by investors, if any, the Distributor may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor B Plan, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of shares of a Fund during a specified period of time. The Distributor also may, from time to time, arrange for the payment of additional consideration to dealers not to exceed 6.25% of the offering price per share on all sales of Investor B Shares as an expense of the Distributor or for which the Distributor may be reimbursed under the Investor B Plan or upon receipt of a contingent deferred sales charge. Any such additional consideration or incentive program may be terminated at any time by the Distributor.

The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of any of the Funds of the Group. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell

PROSPECTUS--Investor B Shares                                           PAGE 66
a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash items offered through sales contests: (1) vacation trips, including travel arrangements and lodging at resorts; (2) tickets for entertainment events (such as concerts, cruises and sporting events); and (3) merchandise (such as clothing, trophies, clocks and pens). The Distributor, at its expense, currently conducts an annual sales contest for dealers, including First of America Securities, Inc. ("FSI"), a wholly-owned subsidiary of FABC, in connection with their sales of shares of the Funds. Dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

CONTINGENT DEFERRED SALES CHARGE

Investor B Shares which are redeemed prior to five years from the date of purchase will be subject to a contingent deferred sales charge equal to a percentage of the lesser of net asset value at the time of purchase of the Investor B Shares being redeemed or net asset value of such shares at the time of redemption, as set forth in the chart below:

           Year of                     Contingent Deferred
          Redemption                       Sales Charge
          ----------                       ------------
            First                              5.00%
           Second                              5.00%
            Third                              4.00%
           Fourth                              3.00%
            Fifth                              2.00%

Investor B Shares which were purchased prior to January 1, 1997 and redeemed prior to four years from the date of purchase will be subject to a contingent deferred sales charge equal to a percentage of the lesser of net asset value at the time of purchase of the Investor B Shares being redeemed or net asset value of such shares at the time of redemption, as set forth in the chart below:

           Year of                     Contingent Deferred
          Redemption                       Sales Charge
          ----------                       ------------
            First                              4.00%
           Second                              4.00%
            Third                              3.00%
           Fourth                              2.00%


Accordingly, a contingent deferred sales charge will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a charge will not be assessed on Investor B Shares purchased through reinvestment of dividends or capital gains distributions.

Solely for purposes of determining the number of years which have elapsed from the time of purchase of any Investor B Shares, all purchases during a month will be aggregated and deemed

PROSPECTUS--Investor B Shares                                           PAGE 67
to have been made on the last day of the month. In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for more than four years or shares acquired pursuant to reinvestment of dividends or distributions.

For example, assume an investor purchased 100 Investor B Shares with a net asset value of $10 per share (i.e., at an aggregate net asset value of $1,000) and in the eleventh month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired five additional Investor B Shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 Investor B Shares (producing proceeds of $600), five of such shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 45 Investor B Shares being redeemed, the charge will be applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, only $450 of the $600 redemption proceeds will be subject to the charge of 5.00%, totalling $22.50.

The contingent deferred sales charge is waived on redemptions of Investor B Shares (i) following the death or disability (as defined in the Code ) of a shareholder (or both shareholders in the case of joint accounts), (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

DIRECTED DIVIDEND OPTION

A shareholder may elect to have all income dividends and capital gains distributions paid by check, reinvested in the Fund or reinvested in any of the Group's other Funds, without the payment of a sales charge (provided the other Fund is maintained at the minimum required balance). If you elect to receive distributions paid by check and the check (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your payment election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks that remain uncashed for six months will be cancelled and reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

The Directed Dividend Option may be modified or terminated by the Group at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in any of the Parkstone IRAs.

EXCHANGE PRIVILEGE


The exchange privilege enables shareholders of Investor B Shares to acquire Investor B Shares that are offered by another Fund of the Group with a different investment objective. In order for the exchange privilege to apply, the redemption of one Fund and corresponding purchase of another Fund must occur on the same Business Day (as defined in "HOW SHARES ARE



PROSPECTUS--Investor B Shares                                           PAGE 68

VALUED" below). Except in the case of holders of Investor C Shares wishing to exchange their shares for Investor A Shares of any of the Money Market Funds, holders of shares of one class may not exchange their shares for shares of another class. For example, holders of a Fund's Investor B Shares may not exchange their shares for Investor A Shares, and holders of a Fund's Investor A Shares may not exchange their shares for Investor B Shares.


Holders of Investor B Shares of any of the Group's Funds (including Investor B Shares acquired through reinvestment of dividends and distributions on such shares) may exchange those Investor B Shares at net asset value without the imposition of a contingent deferred sales charge for Investor B Shares offered by any of the Group's other Funds, provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized.


If a holder of Investor B Shares of the Prime Obligations Fund remains invested in such Fund for 18 consecutive months, the investor will be required to redeem such shares, and incur any applicable contingent deferred sales charges, or exchange their shares for Investor B Shares of another Fund.


An exchange is considered a sale of shares on which a shareholder may realize a capital gain or loss for federal income tax purposes. A shareholder may not include any sales charge on shares of a Fund as a part of the cost of those shares for purposes of calculating the gain or loss realized on an exchange of those shares within 90 days of their purchase. An exchange of Investor B Shares will not be considered a redemption on which a contingent deferred sales charge will be applicable. Redemptions of Investor B Shares which have been exchanged will be subject to contingent deferred sales charges based upon the date of the purchase of the original Investor B Shares.

A shareholder wishing to exchange his or her shares may do so by contacting the Group at (800) 451-8377 or by providing written instructions to the Transfer Agent. Any shareholder who wishes to make an exchange should obtain and review the current Prospectus of the Fund of the Group in which the shareholder wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "HOW TO REDEEM YOUR INVESTOR B SHARES - By Telephone" below.

FACTORS TO CONSIDER WHEN SELECTING INVESTOR B SHARES

Before purchasing Investor B Shares of a Fund, investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated Rule 12b-1 fees and potential contingent deferred sales charges on Investor B Shares prior to conversion (as described below) would be less than the initial sales charge and accumulated Rule 12b-1 fees on shares of a traditionally-priced fund (Funds of the Group which offer Investor A Shares are examples of such funds) purchased at the same time, and to what extent such differential would be offset by the higher yield of a traditionally-priced fund. To the extent that the sales charge for Investor B Shares is waived or reduced by one of the methods described above, investments in Investor A Shares become more desirable. The Group will refuse all purchase orders for Investor B Shares of over $250,000.

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



Although Investor A Shares are subject to Rule 12b-1 fees, they are not subject to the higher Rule 12b-1 fees applicable to Investor B Shares. For this reason, Investor A Shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor A Shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in a Fund than purchasers of Investor B Shares.

As described above, purchasers of Investor B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Investor B Shares. Because the Group's future returns cannot be predicted, there can be no assurance that this will be the case. Investors in Investor B Shares would, however, own shares that are subject to higher annual expenses and, for shares purchased prior to January 1, 1997, for a four-year period, would be subject to a contingent deferred sales charge of up to 4.00% upon redemption, depending upon the year of redemption. For Investor B Shares purchased on or after January 1, 1997, for a five-year period, such shares would be subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during a period in which a contingent deferred sales charge may be imposed should compare the cost of the contingent deferred sales charge plus the aggregate annual Investor B Shares' Rule 12b-1 fees to the cost of the initial sales charge and Rule 12b-1 fees on the Investor A Shares. Over time, the expenses of the annual Rule 12b-1 fees on the Investor B Shares may equal or exceed the initial sales charge and annual Rule 12b-1 fees applicable to Investor A Shares. For example, if net asset value remains constant, the aggregate Rule 12b-1 fees with respect to Investor B Shares on the Funds would equal or exceed the initial sales charge and aggregate Rule 12b-1 fees of Investor A Shares approximately seven years after the purchase. In order to reduce such fees for investors that hold Investor B Shares for more than eight years, Investor B Shares will be automatically converted to Investor A Shares, as described below, at the end of an eight-year period. This example assumes that the initial purchase of Investor A Shares would be subject to the maximum initial sales charge of 4.50%. This example does not take into account the time value of money which reduces the impact of the Investor B Shares' administrative and Rule 12b-1 fees on the investment, the benefit of having the additional initial purchase price invested during the period before it is effectively paid out as administrative and Rule 12b-1 fees, fluctuations in net asset value or the effect of different performance assumptions.

CONVERSION FEATURE

Investor B Shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to Investor A Shares and, consequently, will no longer be subject to the higher Rule 12b-1 fees of the Investor B Plan. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge or other charge except that the Rule 12b-1 fees applicable to Investor A Shares shall thereafter be applied to such converted shares. Such investors will then benefit from the lower Rule 12b-1 fees of Investor A Shares. Because the per share net asset value of the Investor A Shares may be higher than that of the Investor B Shares at the time of conversion, a shareholder may receive fewer Investor A Shares than the number of Investor B Shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Investor B Shares will not be considered new purchases for purposes of the conversion feature.

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The Investor A Shares into which the Investor B Shares will convert will differ only in the amount of the Rule 12b-1 fees assessed to the shareholder. The Rule 12b-1 fees which may be assessed to holders of Investor A Shares is equal to 0.25% of the average daily net assets of the Investor A Shares owned, rather than 1.00% of the average daily net assets assessed to holders of Investor B Shares.

If a shareholder effects one or more exchanges among Investor B Shares of the Funds during the eight-year period, the holding period for shares so exchanged will be counted toward such period.

PARKSTONE INDIVIDUAL RETIREMENT ACCOUNTS

Investor B Shares of the Funds are available to shareholders on a tax-deferred basis through the following retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

A Parkstone IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Parkstone IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")

A Parkstone SEP/IRA may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions into IRAs on behalf of all eligible employees.




All Parkstone IRA distribution requests must be made in writing to the Transfer Agent. Any additional deposits to a Parkstone IRA must distinguish the type and year of the contribution.

For more information on any of the Parkstone IRAs or other retirement plan options available (401(k) Defined Contribution Plans, 403(b)(7) Defined Compensation Plans, etc.), call the Group at (800) 451-8377. Shareholders are advised to consult a tax advisor on Parkstone IRA contribution and withdrawal requirements and restrictions.

HOW TO REDEEM YOUR INVESTOR B SHARES

Shareholders may redeem their Investor B Shares, subject to the contingent deferred sales charge described above, on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Redemptions may be requested by mail or by telephone.

BY MAIL


A written request for redemption must be received by the Transfer Agent in order to honor the request. The Transfer Agent's address is: BISYS Fund Services Ohio, Inc., c/o The Parkstone Group of Funds, P.O. Box 50551, Kalamazoo, Michigan 49005-0551. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record, and (2) the redemption check is mailed to the shareholder(s) at the address of record. The shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the



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



address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.

For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that neither is a member of a clearing corporation nor maintains net capital of at least $100,000.

BY TELEPHONE

Investor B Shares may be redeemed by telephone if the Account Application Form reflects that the shareholder has that capability. The shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments will be transmitted on the next Business Day (as defined in "HOW SHARES ARE VALUED" below). Wire redemption requests may be made by the shareholder by telephone to the Group at (800) 451-8377. While the Transfer Agent currently does not charge a wire redemption fee, the Transfer Agent reserves the right to impose such a fee in the future.

The Group's Account Application Form provides that neither BISYS, BISYS Ohio, the Group nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. If the telephone feature was not originally selected, the shareholder must provide written instructions to the Group to add it. The Group will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may mail the request to the Transfer Agent. In addition, redemptions by telephone will be suspended for a period of 10 days following any change in the applicable telephone number.

AUTO WITHDRAWAL PLAN

The Auto Withdrawal Plan enables shareholders of a Fund to make regular monthly or quarterly redemptions of Investor B Shares, subject to applicable contingent deferred sales charges. With shareholder authorization, the Transfer Agent will automatically redeem such Investor B Shares at the net asset value on the fifteenth day of the month or quarter (or the next Business Day, as defined in "HOW SHARES ARE VALUED," thereafter) and have the amount specified transferred according to the written instructions of the shareholder. Shareholders participating

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



in this plan must maintain a minimum account balance of $1,000. The required minimum withdrawal is $100, monthly or quarterly.

The Auto Withdrawal Plan may be modified or terminated without notice. In addition, the Group may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or in the event that the account balance is less than the minimum $1,000 amount.

To participate in the Auto Withdrawal Plan, shareholders should call (800) 451-8377 for more information. Purchases of additional Investor B Shares concurrently with withdrawals may be disadvantageous to certain shareholders because of tax liabilities and sales charges. For a shareholder to change the Auto Withdrawal Plan instructions, the request must be made in writing to the Distributor and may take up to 15 days to implement.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES

All or part of a Customer's Investor B Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at FABC or one of its affiliates.


Redemption orders are effected at the net asset value per share next determined after the Investor B Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Investor B Shares of the Funds, less any applicable contingent deferred sales charge, may be more or less than the amount invested. Payment to shareholders for such Investor B Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from shareholders for next day payments upon redemption of Investor B Shares will be honored if received by the Transfer Agent before 4:00 p.m. (Eastern Time) on a Business Day (as defined below in "HOW SHARES ARE VALUED") or, if received after 4:00 p.m. (Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Also, to the greatest extent possible, requests for same day payments upon redemption of Investor B Shares of the Prime Obligations Fund will be honored if the request for redemption is received by the Transfer Agent before 11:30 a.m. (Eastern Time), on a Business Day or, if received after 11:30 a.m. (Eastern Time), on the next Business Day, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.


At various times, the Group may be requested to redeem Investor B Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed until payment has been collected for the purchase of such Investor B Shares which delay may be for 15 days or more. Such delay may be avoided if such Investor B Shares are purchased by wire transfer of federal funds. The Group intends to pay cash for all Investor B Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.


See the Statement of Additional Information ("ADDITIONAL PURCHASE AND REDEMPTION INFORMATION") for examples of when the Group may suspend the right of redemption or



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


redeem Investor B Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

HOW SHARES ARE VALUED

The net asset value of the Investor B Shares of the Funds, with the exception of the Prime Obligations Fund, is determined and the shares are priced as of the close of trading on the New York Stock Exchange (the "NYSE") on each Business Day (generally 4:00 p.m. Eastern Time) (with respect to each of the Funds except the Prime Obligations Fund, the "Valuation Time"). The net asset value of the Investor B Shares of the Prime Obligations Fund is determined and the shares are priced as of 12:00 p.m. noon (Eastern Time) and as of the close of trading on the NYSE on each Business Day (with respect to the Prime Obligations Fund, the "Valuation Times"). A "Business Day" is a day on which the NYSE is open for trading and any other day other than a day on which no shares are tendered for redemption and no order to purchase any shares is received. Currently, the NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding shares of such class. The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes. However, the assets of the Prime Obligations Fund are valued based upon the amortized cost method. Pursuant to the rules and regulations of the SEC regarding the use of the amortized cost method, the Prime Obligations Fund will maintain a dollar-weighted average portfolio of 90 days or less. Although the Group seeks to maintain the Prime Obligations Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.


The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

DIVIDENDS AND TAXES

GENERAL


Net income for each Fund is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is paid monthly, except for the Prime Obligations Fund which declares dividends daily and pays them monthly. In some months, certain Funds may not pay any dividends. Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash or elects to participate in the Directed Dividend Option. Such election, or any revocation thereof, must be made in writing to



PROSPECTUS--Investor B Shares                                           PAGE 74
the Transfer Agent, c/o The Parkstone Group of Funds, P.O. Box 50551, Kalamazoo, Michigan 49005-0551, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


Each Fund's net investment income available for distribution to the holders of Investor B Shares will be reduced by the amount of Rule 12b-1 fees payable to Participating Organizations under the Investor B Plan. Each Fund's net investment income available for distribution to the holders of Investor B Shares may also be reduced by the amount of retail transfer agency fees payable to the Transfer Agent applicable to the Investor B Shares.

Each of the Funds of the Group is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of its shareholders and each intends to distribute all of its net income and capital gains so that it is not required to pay federal income taxes on amounts so distributed to shareholders.

To avoid federal income tax, the Code requires each Fund to distribute each taxable year at least 90% of its investment company taxable income and at least 90% of its exempt interest income. In addition, to avoid imposition of a non-deductible 4% excise tax, each Fund is required annually to distribute, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the twelve months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year. Finally, in order to permit the Municipal Bond Fund and the Michigan Bond Fund each to distribute exempt-interest dividends which shareholders may exclude from their gross taxable income for federal income tax purposes, at least 50% of such Fund's total assets must consist of obligations the interest on which is exempt from federal income tax as of the close of each fiscal quarter of such Fund.

A shareholder receiving a distribution of ordinary income and/or an excess of short-term capital gain over net long-term loss would treat it as a receipt of ordinary income. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends from domestic corporations, if any, received by that Fund bear to its gross income. A shareholder will not be able to take the dividends-received deduction unless that shareholder holds the shares for at least 46 days.

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to its shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held shares. Such distributions are not eligible for the dividends-received deduction.

Prior to purchasing shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

PROSPECTUS--Investor B Shares                                          PAGE 75

Taxes may be imposed on the Funds, particularly the Balanced Allocation Fund and International Fund, by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its shareholders. In this case, shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Funds will report to their shareholders each year the amount, if any, of foreign taxes per share that they have elected to have treated as paid by their shareholders.


Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.

THE MUNICIPAL BOND FUND AND THE MICHIGAN BOND FUND (THE "EXEMPT FUNDS")

Dividends derived from exempt interest income may be treated by an Exempt Fund's shareholders as items of interest which may be excluded from their gross income. However, such dividends may be taxable to shareholders of the Municipal Bond Fund under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. In determining net exempt interest income, expenses of the Exempt Fund are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to the Exempt Fund's total gross income, excluding net capital gains. (Shareholders are advised to consult a tax adviser with respect to whether exempt interest dividends retain the exclusion if such shareholder would be treated as a "substantial user" or a "related person" to such user under the Code). Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares is not deductible for federal income tax purposes if an Exempt Fund distributes exempt interest dividends during the shareholder's taxable year. It is anticipated that distributions from the Exempt Funds will not be eligible for the dividends-received deduction for corporations.

Under the Code, if a shareholder receives an exempt interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt interest dividend, although the Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations have been issued as of the date of this Prospectus. In addition, dividends attributable to interest on certain private activity bonds may have to be included in shareholders' income for purposes of calculating alternative minimum tax. See "ADDITIONAL INFORMATION - Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information for more information regarding the federal alternative minimum tax.

To the extent dividends paid to shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax. A shareholder should consult his or her own tax adviser for any special advice.

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



Distributions by the Michigan Bond Fund to holders of shares who are subject to the Michigan personal income tax and/or single business tax will not be subject to the Michigan personal income tax, single business tax or any Michigan city income tax to the extent that the distributions are attributable to income received by the Michigan Bond Fund as interest from Michigan Municipal Securities or to the extent that the distributions are attributable to interest income and gains from the sale or disposal of United States obligations exempted from state taxation by the United States Constitution, treaties, and statutes. However, some or all of the other distributions by the Michigan Bond Fund may be taxable by the State of Michigan or subject to applicable city income taxes, even if the distributions are attributable to income of the Michigan Bond Fund derived from obligations of the United States or its agencies and instrumentalities. In addition, to the extent that a shareholder of the Michigan Bond Fund is obligated to pay state or local taxes outside of Michigan, dividends earned by an investment in the Michigan Bond Fund may represent taxable income. Investments held in the Michigan Bond Fund by a Michigan resident are not subject to the Michigan intangible personal property tax to the extent that the investments are attributable to bonds or other similar obligations of the State of Michigan or a political subdivision thereof, or obligations of the United States.

The Michigan Department of Treasury in a 1986 Revenue Administrative Bulletin has taken the position that the tax attributes of the securities held by a mutual fund flow through to the investors. Based on this position, the Michigan Department of Treasury has stated that mutual fund distributions attributable to interest from the fund's investment in direct U.S. government securities, as well as Municipal Securities, will not be subject to the Michigan personal income tax. The Michigan Department of Treasury also has stated that an owner of a share of a mutual fund will not be subject to intangible personal property tax to the extent that the pro rata share of the securities underlying the mutual fund would be exempt.

For Michigan personal income tax and intangible personal property tax purposes, taxable distributions from investment income and short-term capital gains, if any, are taxable as ordinary income, whether received in cash or additional shares, and are subject to the Michigan intangible personal property tax and to applicable Michigan city income taxes. The Michigan single business tax, a modified value added tax, is computed by applying the tax rate to a tax base determined by making certain adjustments to federal taxable income. Taxable distributions from investment income and gains, if any, may be included in federal taxable income or may comprise one of the adjustments made to the tax base. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer attributable to any gain realized from the sale, exchange or other disposition of Michigan Municipal Securities may be included in the Michigan single business taxpayer's adjusted tax base for purposes of the Michigan single business tax to the extent included in federal taxable income. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer are not subject to the Michigan single business tax to the extent that the distributions are attributable to interest income from and any gain realized from the sale, exchange or other disposition of U.S. securities. Taxable long-term capital gains distributions are taxable as long-term capital gains for Michigan purposes irrespective of how long a shareholder has held the shares, except that such distributions reinvested in shares of the Michigan Bond Fund are exempt from the Michigan intangible personal property tax.

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


THE PRIME OBLIGATIONS FUND

Since all of the net investment income of the Prime Obligations Fund is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends-received deduction for corporations. The Prime Obligations Fund does not expect to realize any long-term capital gains and, therefore, does not foresee paying any "capital gains dividends" as described in the Code.

The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. Potential investors are advised to consult their tax advisers concerning state and local taxes, which may differ from the federal, state and local income taxes described above.


PERFORMANCE INFORMATION

From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in a Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a class of shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares' net investment income per share earned during a recent one-month period by that class of shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the Funds may present their respective distribution rates for a class of shares in shareholder reports and in supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Investor B Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of shares of the Funds, the net yield and total return on Investor B Shares may be different from that for another class of the same Fund. For example, net yield and total return

PROSPECTUS--Investor B Shares                                           PAGE 78
on Investor B Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.


Investors may also judge the performance of any class of shares or Fund by comparing or referencing it to the performance of various mutual fund or market indices such as those published by various services, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION-Performance Comparisons" in the Statement of Additional Information.


Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by FABC or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if First of America and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

FUNDATA(R)

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's Funds through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by BISYS, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP


The Group was organized as a Massachusetts business trust in 1987 and currently offers eighteen Funds. The shares of each of the Funds of the Group, other than its four Money Market Funds, two Tax-Free Income Funds, the Conservative Allocation Fund and the Aggressive Allocation Fund are offered in four separate classes: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. Shares of each of the two Tax-Free Income Funds and the Prime Obligations Fund are offered in three separate classes: Investor A Shares, Investor B Shares and Institutional Shares. Shares of each of the U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund are offered in two separate classes: Investor A Shares and Institutional Shares. Shares of the Conservative Allocation Fund and the Aggressive Allocation Fund currently only offer Institutional Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have par value.


Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, shareholders of the

PROSPECTUS--Investor B Shares                                           PAGE 79

Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement. In addition, holders of Investor B Shares of a Fund will vote as a class and not with holders of another class of that Fund with respect to the approval of its Investor B Plan.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

As of June 30, 1997, FABC, through its wholly-owned subsidiaries, possessed on behalf of its underlying accounts voting or investment power with respect to more than 25% of the shares of each of the Funds, and therefore may be presumed to control each Fund within the meaning of the 1940 Act.

MULTIPLE CLASSES OF SHARES

In addition to Investor B Shares, the Group also offers Investor A Shares, Investor C Shares and Institutional Shares of certain Funds pursuant to a Multiple Class Plan adopted by the Group's Trustees under Rule 18f-3 of the 1940 Act. A salesperson or other person entitled to receive compensation for selling or servicing the shares may receive different compensation with respect to one particular class of shares over another in the same Fund. The amount of dividends payable with respect to other classes of shares will differ from dividends on Investor B Shares as a result of the Investor B Plan fees applicable to Investor B Shares and because Investor B Shares may bear different retail transfer agency expenses. For further details regarding these other classes of shares, call the Group at (800) 451-8377.

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at P.O. Box 50551, Kalamazoo, MI 49005-0551, or by calling toll-free
(800) 451-8377.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized

PROSPECTUS--Investor B Shares                                           PAGE 80
by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

PROSPECTUS--Investor B Shares                                           PAGE 81

THE PARKSTONE GROUP OF FUNDS
Investor B Shares

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
First of America Investment Corporation
Suite 500
303 North Rose Street
Kalamazoo, Michigan  49007


SUBADVISER (INTERNATIONAL FUND AND BALANCED ALLOCATION FUND)
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas  75201


DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio  43219

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio  43219

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
San Francisco, California  94111

LEGAL COUNSEL
Howard & Howard Attorneys, P.C.
Suite 400
107 West Michigan Avenue
Kalamazoo, Michigan  49007


PROSPECTUS--Investor B Shares                                           PAGE 82

                            INVESTMENT PORTFOLIOS OF
                          THE PARKSTONE GROUP OF FUNDS

                                INVESTOR C SHARES

                           THE PARKSTONE GROWTH FUNDS
                      THE PARKSTONE GROWTH AND INCOME FUNDS
                           THE PARKSTONE INCOME FUNDS

                                    FORM N-1A
                              CROSS-REFERENCE SHEET

PART A.  INFORMATION REQUIRED IN A PROSPECTUS

ITEM NO.                                                          RULE 404(a) CROSS REFERENCE
------------------------------------------------------------------------------------------------------------------
1.       Cover Page ..........................................    Cover Page

2.       Synopsis.............................................    Prospectus Summary; Fee Tables

3.       Condensed Financial Information......................    Financial Highlights; Performance Information

4.       General Description of Registrant....................    Cover Page; Investment Objectives and Policies;
                                                                  Investment Restrictions; Risk Factors and
                                                                  Investment Techniques; General Information -
                                                                  Organization of the Group

5.       Management of the Fund...............................    Management of the Funds; Fee Tables

5A.      Management's Discussion of Fund
         Performance..........................................    Not Applicable

6.       Capital Stock and Other Securities...................    Directed Dividend Option; Dividends and Taxes;
                                                                  General Information - Organization of the Group;
                                                                  General Information - Multiple Classes of Shares;
                                                                  General Information - Miscellaneous

7.       Purchase of Securities Being Offered.................    Management of the Funds - Administrator, Sub-
                                                                  Administrator and Distributor; Management of
                                                                  the Funds - Distribution Plan for Investor C
                                                                  Shares; How to Buy Investor C Shares; Sales
                                                                  Charges; Exchange Privilege; How Shares are
                                                                  Valued

8.       Redemption or Repurchase.............................    Sales Charges; Contingent Deferred Sales Charge;
                                                                  Exchange Privilege; Conversion Feature; How to
                                                                  Redeem Your Investor C Shares

9.       Pending Legal Proceedings............................    Not Applicable

THE PARKSTONE GROUP OF FUNDS
INVESTOR C SHARES                          PROSPECTUS dated SEPTEMBER 30, 1997


GROWTH FUNDS                               For more information
Parkstone Small Capitalization Fund        call:
Parkstone Mid Capitalization Fund          (800) 451-8377
Parkstone Large Capitalization Fund        or
Parkstone International Discovery Fund     write to:
                                           3435 Stelzer Road

GROWTH AND INCOME FUNDS                    Columbus, Ohio 43219
Parkstone Balanced Allocation Fund
Parkstone Equity Income Fund               THESE SECURITIES HAVE NOT

                                           BEEN APPROVED OR
INCOME FUNDS                               DISAPPROVED BY THE
Parkstone Bond Fund                        SECURITIES AND EXCHANGE
Parkstone Limited Maturity Bond Fund       COMMISSION OR ANY STATE
Parkstone Intermediate Government          SECURITIES COMMISSION
   Obligations Fund                        NOR HAS THE COMMISSION
Parkstone U.S. Government Income Fund      OR ANY STATE SECURITIES
                                           COMMISSION PASSED UPON
                                           THE ACCURACY OR
                                           ADEQUACY OF THIS
                                           PROSPECTUS. ANY
                                           REPRESENTATION TO THE
                                           CONTRARY IS A CRIMINAL
                                           OFFENSE

The funds listed above are each of the ten currently-offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Investor C Shares. This Prospectus explains concisely what you should know before investing in the Investor C Shares of the Funds listed above. Please read it carefully and keep it for future reference. Investor C Shares are currently offered only to
(i) employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), subject to requirements established by the Group's distributor, BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor"), and (ii) retail investors that purchase Investor C Shares through a broker or dealer that has entered into a sales agreement with the Distributor. You can find more detailed information about the Funds in the September 30, 1997 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference.

THE SHARES OF THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF FIRST OF AMERICA INVESTMENT CORPORATION OR ITS PARENT, AND THE INVESTMENTS DESCRIBED IN THIS PROSPECTUS ARE NOT ENDORSED, INSURED OR GUARANTEED BY FIRST OF AMERICA INVESTMENT CORPORATION, ITS PARENT OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.

PROSPECTUS--Investor C Shares                                          PAGE 1


                                                 TABLE OF CONTENTS

PROSPECTUS SUMMARY..............................................................................................  5
FEE TABLES .....................................................................................................  9
FINANCIAL HIGHLIGHTS............................................................................................ 11
INVESTMENT OBJECTIVES AND POLICIES.............................................................................. 22
RISK FACTORS AND INVESTMENT TECHNIQUES.......................................................................... 33
INVESTMENT RESTRICTIONS......................................................................................... 46
MANAGEMENT OF THE FUNDS......................................................................................... 48
HOW TO BUY INVESTOR C SHARES.................................................................................... 54
SALES CHARGES................................................................................................... 57
CONTINGENT DEFERRED SALES CHARGE................................................................................ 58
DIRECTED DIVIDEND OPTION........................................................................................ 58
EXCHANGE PRIVILEGE.............................................................................................. 59
FACTORS TO CONSIDER WHEN SELECTING INVESTOR C SHARES............................................................ 60
CONVERSION FEATURE.............................................................................................. 61
HOW TO REDEEM YOUR INVESTOR C SHARES............................................................................ 61
HOW SHARES ARE VALUED........................................................................................... 63
DIVIDENDS AND TAXES............................................................................................. 64
PERFORMANCE INFORMATION......................................................................................... 66
FUNDATA(R)...................................................................................................... 67
GENERAL INFORMATION............................................................................................. 67

PROSPECTUS--Investor C Shares                                           PAGE 2

PROSPECTUS ROADMAP
For information about the following subjects, consult the pages indicated on the table below.


----------------------------------------------------------------------------------------------------------------------------
                                                                           INVESTMENT
                                                       FINANCIAL           OBJECTIVES             RISK FACTORS AND
FUND                                                   HIGHLIGHTS         AND POLICIES          INVESTMENT TECHNIQUES
----------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund
----------------------------------------------------------------------------------------------------------------------------
Bond Fund
----------------------------------------------------------------------------------------------------------------------------
Equity Income Fund
----------------------------------------------------------------------------------------------------------------------------
Government Income Fund
----------------------------------------------------------------------------------------------------------------------------
International Discovery Fund
----------------------------------------------------------------------------------------------------------------------------
Intermediate Government Obligations Fund
----------------------------------------------------------------------------------------------------------------------------
Large Capitalization Fund
----------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund
----------------------------------------------------------------------------------------------------------------------------
Mid Capitalization Fund
----------------------------------------------------------------------------------------------------------------------------
Small Capitalization Fund
----------------------------------------------------------------------------------------------------------------------------

The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers to the public eighteen separate investment portfolios, seventeen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.

This Prospectus relates only to the Investor C Shares of the following Funds:

         Parkstone Small Capitalization Fund (the "Small Capitalization Fund") Parkstone Mid Capitalization Fund, formerly known as the Parkstone
           Equity Fund (the "Mid Capitalization Fund")
         Parkstone Large Capitalization Fund (the "Large Capitalization Fund") Parkstone International Discovery Fund (the "International Fund") Parkstone Balanced Allocation Fund, formerly known as the Parkstone
           Balanced Fund (the "Balanced Allocation Fund")
         Parkstone Equity Income Fund, formerly known as the Parkstone High
           Income Equity Fund (the "Equity Income Fund")
         Parkstone Bond Fund (the "Bond Fund")
         Parkstone Limited Maturity Bond Fund (the "Limited Maturity Bond
           Fund")
         Parkstone Intermediate Government Obligations Fund (the "Intermediate
           Government Obligations Fund")
         Parkstone U.S. Government Income Fund (the "Government Income Fund")

For convenience of reference, the above Funds are sometimes referred to as part of a general grouping. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and International Fund are collectively referred to as the "Growth Funds." The Balanced Allocation Fund and Equity Income Fund are collectively referred to as the "Growth and Income Funds." The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund are collectively referred to as the "Income Funds."



PROSPECTUS--Investor C Shares                                           PAGE 3

The Trustees of the Group have divided beneficial ownership of each of the Funds into an unlimited number of transferable units called shares. Most Funds of the Group offer multiple classes of shares. This Prospectus describes Investor C Shares for certain of the Group's Funds. Interested persons who wish to obtain a copy of any of the Group's other Prospectuses or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.

The investment objectives of each of the Funds are described in this Prospectus and are summarized in the Prospectus Summary. First of America Investment Corporation, Kalamazoo, Michigan ("First of America" or the "Investment Adviser"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the International Fund and Balanced Allocation Fund for investments in foreign securities, First of America has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").



PROSPECTUS--Investor C Shares                                         PAGE 4

PROSPECTUS SUMMARY

Shares Offered

This Prospectus relates to Investor C Shares of the following Funds of the
Group:

         GROWTH FUNDS
         Small Capitalization Fund
         Mid Capitalization Fund
         Large Capitalization Fund
         International Fund


         GROWTH AND INCOME FUNDS
         Balanced Allocation Fund
         Equity Income Fund


         INCOME FUNDS
         Bond Fund
         Limited Maturity Bond Fund
         Intermediate Government Obligations Fund
         Government Income Fund

These Funds represent ten separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares

The public offering price of Investor C Shares of each Fund is equal to the net asset value per share, but investors may be subject to a contingent deferred sales charge of up to 1.00% when Investor C Shares are redeemed prior to one year from the date of purchase. Shares may be purchased by mail or telephone, through a broker-dealer who has entered into an agreement with BISYS, through the Group's Auto Invest Plan or through certain Parkstone Individual Retirement Accounts. Investor C Shares of one Fund of the Group may be exchanged for Investor C Shares of another Fund of the Group at net asset value without the imposition of a contingent deferred sales charge, provided certain conditions are met. Shares may be redeemed by contacting the Transfer Agent or through the Group's Auto Withdrawal Plan. See "HOW TO BUY INVESTOR C SHARES," "EXCHANGE PRIVILEGE," "HOW TO REDEEM INVESTOR C SHARES" and "HOW SHARES ARE VALUED."

Minimum Purchase

There is a $1,000 minimum initial purchase (based upon the public offering price) per Fund with no minimum subsequent investments. Such minimum initial investment may be waived for certain purchasers and is reduced to $100 for investors using the Auto Invest Plan described herein to invest in a Fund, although such investors are subject to a $50 minimum for each subsequent investment in such Fund.

PROSPECTUS--Investor C Shares                                         PAGE 5

Conversion Feature

Investor C Shares which have been outstanding for nine years after the end of the month in which the shares were initially purchased will automatically convert to Investor A Shares.

Investment Objectives


-----------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------
Balanced Allocation            seeks current income, long-term capital growth and conservation of capital
Fund
-----------------------------------------------------------------------------------------------------------------------
Bond Fund                      seeks to provide current income and preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities
-----------------------------------------------------------------------------------------------------------------------
Equity Income Fund             primarily seeks current income by investing in a diversified portfolio of high quality, dividend-paying stocks and securities convertible into common stocks; a secondary objective is growth of capital
-----------------------------------------------------------------------------------------------------------------------
Government Income              seeks to provide shareholders with a high level of current income consistent with
Fund                           prudent investment risk
-----------------------------------------------------------------------------------------------------------------------
Intermediate Government        seeks to provide current income with preservation of capital by investing in a
Obligations Fund               diversified portfolio of U.S. government securities with remaining maturities of 12 years or less
-----------------------------------------------------------------------------------------------------------------------
International Fund             seeks long-term growth of capital
-----------------------------------------------------------------------------------------------------------------------
Large Capitalization           seeks growth of capital by investing primarily in a diversified portfolio of common
Fund                           stocks and securities convertible into common stocks of companies with large market capitalization.
-----------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond          seeks to provide current income and preservation of capital by investing in a
Fund                           portfolio of high- and medium-grade fixed-income securities, the remaining maturities on which will be six years or less
-----------------------------------------------------------------------------------------------------------------------
Mid Capitalization Fund        seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks
-----------------------------------------------------------------------------------------------------------------------
Small Capitalization           seeks growth of capital by investing primarily in a diversified portfolio of common
Fund                           stocks and securities convertible into common stocks of small- to medium-sized companies
-----------------------------------------------------------------------------------------------------------------------

Investment Policies

Under normal market conditions, each Fund will invest as described in the following table:

-----------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT POLICY
-----------------------------------------------------------------------------------------------------------------------
Balanced Allocation           in any type or class of securities, including all types of common stocks, fixed-
Fund                          income securities and securities convertible into common stocks.
-----------------------------------------------------------------------------------------------------------------------
Bond Fund                     at least 80% of its total assets in bonds, debentures and certain other debt securities specified herein
-----------------------------------------------------------------------------------------------------------------------



PROSPECTUS--Investor C Shares                                          PAGE 6

-----------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------
Equity Income Fund             at least 80% of its total assets in common stocks, and securities convertible into common stocks, of companies believed by the investment adviser to be characterized by sound management, the ability to finance expected growth and the ability to pay above-
                               average dividends
-----------------------------------------------------------------------------------------------------------------------
Government Income              at least 65% of its total assets in obligations issued or guaranteed by the U.S.
Fund                           government or its agencies or instrumentalities; under current market conditions, up to 80% of its total assets in mortgage-related securities, which are issued or guaranteed by the U.S. government or its agencies or instrumentalities and up to
                               35% of its total assets in mortgage-related securities issued by non-governmental entities
-----------------------------------------------------------------------------------------------------------------------
Intermediate Government        at least 80% of its total assets in obligations issued or guaranteed by the U.S.
Obligations Fund               government or its agencies or instrumentalities and with remaining maturities of twelve years or less
-----------------------------------------------------------------------------------------------------------------------
International Fund             at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United
                               States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are ranked as small- or medium-sized companies on the basis of their capitalization
-----------------------------------------------------------------------------------------------------------------------
Large Capitalization           at least 80% of its total assets in common stocks, and securities convertible into
Fund                           common stocks, of companies believed to be characterized by sound management and the ability to finance expected long-term growth
-----------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond          at least 80% of the value of its total assets in bonds, debentures and certain other debt
Fund                           securities specified herein with remaining maturities of six years or less
-----------------------------------------------------------------------------------------------------------------------
Mid Capitalization Fund        at least 80% of its total assets in common stocks, and securities convertible into common stocks, of companies believed by the investment adviser to be characterized by sound management and the ability to finance expected growth
-----------------------------------------------------------------------------------------------------------------------
Small Capitalization           at least 80% of its total assets in common stocks, and securities convertible into
Fund                           common stocks, of companies believed by the investment adviser to be characterized by sound management and the ability to finance expected growth
-----------------------------------------------------------------------------------------------------------------------


Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."

Management of the Funds


First of America serves as investment adviser, and, with respect to the International Fund and a portion of the Balanced Allocation Fund, Gulfstream serves as subadviser. First of America also serves as sub-administrator. BISYS, a partnership owned by The BISYS Group, Inc., serves as distributor and administrator. BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Transfer Agent") serves as transfer agent, dividend paying agent and fund accountant. Union Bank of California, N.A. ("Union Bank" or the "Custodian"), formerly known as The Bank of California, N.A., serves as custodian.



PROSPECTUS--Investor C Shares                                         PAGE 7

Dividends and Taxes


Dividends from net income are declared and paid, if at all, on a monthly basis. Net realized capital gains are distributed at least annually. The Directed Dividend Option enables shareholders to have dividends and capital gains paid by check, or reinvested automatically without payment of sales charges. See "DIRECTED DIVIDEND OPTION." Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.



PROSPECTUS--Investor C Shares                                         PAGE 8

FEE TABLES (INVESTOR C SHARES)

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge (as a percentage of the offering price)...........................................           None

Sales Charge on Reinvested Distributions...............................................................           None

Maximum Deferred Sales Charge on Redemptions(1)........................................................          1.00%

Redemption Fees(2).....................................................................................           None

Exchange Fees..........................................................................................           None


(1) A contingent deferred sales charge is charged only with respect to Investor C Shares redeemed prior to one year from the date of purchase. (See "CONTINGENT DEFERRED SALES CHARGE" herein.)

(2) Although no such fee is currently in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)(3)

                                                                                                                    Total
                                                           Management            12b-1            Other           Operating
                                                              Fees                Fees          Expenses          Expenses
GROWTH FUNDS:                                              ----------           -------         --------          ---------
Small Capitalization Fund.........................           1.00%               1.00%           ______%           ______%
Mid Capitalization Fund...........................           1.00%               1.00%           ______%           ______%
Large Capitalization Fund ........................           0.80%               1.00%           ______%           ______%
International Fund................................         _____%(4)             1.00%           ______%           ______%

GROWTH AND INCOME FUNDS:
Balanced Allocation Fund..........................           0.75%               1.00%           ______%           ______%
Equity Income Fund................................           1.00%               1.00%           ______%           ______%

INCOME FUNDS:
Bond Fund.........................................           0.70%               1.00%           ______%           ______%
Limited Maturity Bond Fund........................           0.55%               1.00%           ______%           ______%
Intermediate Government Obligations
Fund..............................................           0.70%               1.00%           ______%           ______%
Government Income Fund............................           0.45%               1.00%           ______%           ______%


(3) After expense reductions.

(4) Calculated based on 1.25% of the first $50 million in average daily net assets, 1.20% of the next $50 million, 1.20% on the next 450 million, 1.15% on the next $300 million and 1.05% over $400 million.



PROSPECTUS--Investor C Shares                                         PAGE 9

Management Fees and Total Expenses as a percentage of average net assets for the Balanced Allocation Fund, absent the voluntary reduction of advisory fees, would have been 1.00% and ______%, respectively. Management Fees, Other Expenses and Total Expenses as a percentage of average net assets for the Bond Fund, absent the voluntary reduction of administration fees and advisory fees, would have been 0.74%, ______% and ______%, respectively. For the Limited Maturity Bond Fund, they would have been 0.74%, ______% and ______%, respectively. For the Intermediate Government Obligations Fund, they would have been 0.74%, ______% and ______%, respectively. For the Government Income Fund, they would have been 0.74%, ______% and ______%, respectively. (See "MANAGEMENT OF THE FUNDS - Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor").

EXPENSE EXAMPLES

You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Investor C Shares, assuming (1) 5% annual return; (2) redemption at the end of Year 1 or no redemption; and (3) payment of the maximum sales charge:

                                                                           1
                                                      1                   YEAR
                                                     YEAR                 (NOT               3             5              10
                                                  (REDEEMED)            REDEEMED)          YEARS          YEARS         YEARS
GROWTH FUNDS:
Small Capitalization Fund..................         $_____               $_____            $____         $____          $____
Mid Capitalization Fund....................         $_____               $_____            $____         $____          $____
Large Capitalization Fund .................         $_____               $_____            $____         $____          $____
International Fund.........................         $_____               $_____            $____         $____          $____

GROWTH AND INCOME FUNDS:
Balanced Allocation Fund...................         $_____               $_____            $____         $____          $____
Equity Income Fund.........................         $_____               $_____            $____         $____          $____

INCOME FUNDS:
Bond Fund..................................         $_____               $_____            $____         $____          $____
Limited Maturity                                    $_____               $_____            $____         $____          $____
Bond Fund..................................
Intermediate Government
Obligations Fund...........................         $_____               $_____            $____         $____          $____
Government Income Fund.....................         $_____               $_____            $____         $____          $____


The information set forth in the foregoing Fee Tables and expense examples relates only to Investor C Shares of the Funds. Each of the Funds also may offer other classes of shares. The other classes of shares of the Funds are subject to the same expenses except that the sales charges and Rule 12b-1 fees will differ between classes.

PROSPECTUS--Investor C Shares                                         PAGE 10

As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The NASD has adopted rules effective July 7, 1993, which generally limit the aggregate sales charges and payments under the Group's Investor C Distribution and Shareholder Service Plan to a certain percentage of total new gross share sales, plus interest. The Funds would stop accruing 12b-1 fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

The purpose of the above tables is to assist a potential purchaser of Investor C Shares of any Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by First of America or any of its affiliates to its customer accounts which may invest in Investor C Shares of the Funds. See "MANAGEMENT OF THE FUNDS," "GENERAL INFORMATION" and "SALES CHARGES" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of each of the Funds. The expense information for Investor C Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


The tables on the following pages set forth certain information concerning the investment results of the Investor C Shares of each of the Funds since its inception. Further financial information is included in the Statement of Additional Information and the Group's June 30, 1997 Annual Report to Shareholders which may be obtained free of charge.


The Financial Highlights for the periods presented below have been derived from financial statements audited by Coopers & Lybrand L.L.P., independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.

PROSPECTUS--Investor C Shares                                         PAGE 11

         SMALL CAPITALIZATION FUND - INVESTOR C SHARES
==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                                        Year Ended June 30,
------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Nov. 16,
                                                                                                               1994 to
                                                                                                               June 30,
                                                                              1997            1996             1995(e)
                                                                              ----            ----             -------
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $33.83          $25.91             $24.17
                                                                             ------          ------             ------
------------------------------------------------------------------------------------------------------------------------------
Investment Activities
------------------------------------------------------------------------------------------------------------------------------
  Net Investment Loss                                                                        (0.20)             (0.05)
------------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                               _____          11.77               3.94
                                                                                             ------             -----
------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                          _____          11.57               3.89
                                                                                             ------             -----
------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                                        --                 --
------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                          _____          (3.65)             (2.15)
                                                                                             ------             ------
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       _____          (3.65)             (2.15)
                                                                                             ------             ------
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                               $_____          $33.83             $25.91
                                                                             ======          ======             ======
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                        _____%          48.32%           44.37%(f)
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
------------------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                                            $_____          $5,751              $224
------------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets                                    _____%           2.29%            3.53%(b)
------------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss to Average
    Net Assets                                                               _____%          (1.94)%          (3.06)%(b)
------------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets*                                   _____%           2.29%            3.53%(b)
------------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss to Average
    Net Assets*                                                              _____%          (1.94)%          (3.06)%(b)
------------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate (c)                                                _____%          67.22%             50.53%
------------------------------------------------------------------------------------------------------------------------------
  Average Commission Rate Paid (h)                                           $_____          $0.0800
==============================================================================================================================


PROSPECTUS--Investor C Shares                                         PAGE 12

         MID CAPITALIZATION FUND - INVESTOR C SHARES
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                         Year Ended June 30,
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               Nov. 16,
                                                                                                               1994 to
                                                                                                               June 30,
                                                                                1997            1996           1995(e)
                                                                                ----            ----           -------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $20.36          $16.40           $16.29
                                                                               ------          ------           ------
-----------------------------------------------------------------------------------------------------------------------------
Investment Activities
-----------------------------------------------------------------------------------------------------------------------------
  Net Investment Loss                                                                          (0.17)           (0.02)
-----------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                                 _____           4.79             1.60
                                                                                               ------           -----
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                            _____           4.62             1.58
                                                                                               ------           -----
-----------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------
 Net Investment Income                                                                           --               --
-----------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                                           (0.66)             --
-----------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                               _____            --             (1.47)
                                                                                                ----            ------
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                         _____          (0.66)           (1.47)
                                                                                               ------           ------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                   $             $20.36           $16.40
                                                                                 ==            ======           ======
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                          _____%          28.69%         23.56%(f)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
-----------------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                                              $_____          $1,088            $153
-----------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets                                      _____%           2.29%          2.27%(b)
-----------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss to Average
    Net Assets                                                                 _____%          (1.73)%        (1.43)%(b)
-----------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets*                                     _____%           2.29%          2.53%(b)
-----------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss to Average
    Net Assets*                                                                _____%          (1.74)%        (1.70)%(b)
-----------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate (c)                                                  _____%          49.27%           46.39%
-----------------------------------------------------------------------------------------------------------------------------
  Average Commission Rate Paid (h)                                             $_____          $0.0796
=============================================================================================================================


PROSPECTUS--Investor C Shares                                         PAGE 13

         LARGE CAPITALIZATION FUND - INVESTOR C SHARES
===============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                            Year Ended June 30,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Dec. 28,
                                                                                                                  1995 to
                                                                                                                 June 30,
                                                                                                   1997           1996(a)
                                                                                                   ----           -------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                              $11.16          $10.00
                                                                                                  ------          ------
-------------------------------------------------------------------------------------------------------------------------------
Investment Activities
-------------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                                                   _____            1.17
                                                                                                                  -----
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                                              _____            1.17
                                                                                                                  -----
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                                              _____           (0.01)
                                                                                                                  ------
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                           _____           (0.01)
                                                                                                                  ------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                      $             $11.16
                                                                                                    ==            ======
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                                             _____%         8.14%(d)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
-------------------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                                                                 $_____            $2
-------------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets                                                         _____%         2.24%(b)
-------------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss to Average
    Net Assets                                                                                    _____%        (0.45)%(b)
-------------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets*                                                        _____%         4.25%(b)
-------------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss to Average
    Net Assets*                                                                                   _____%        (2.46)%(b)
-------------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate (c)                                                                     _____%           0.86%
-------------------------------------------------------------------------------------------------------------------------------
  Average Commission Rate Paid (h)                                                                $_____          $0.0800
===============================================================================================================================


PROSPECTUS--Investor C Shares                                         PAGE 14

         INTERNATIONAL FUND - INVESTOR C SHARES
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                            Year Ended June 30,
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Nov. 16,
                                                                                                                   1994 to
                                                                                                                   June 30,
                                                                                   1997            1996           1995(e)(g)
                                                                                   ----            ----           ----------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $14.08          $12.42            $12.97
                                                                                  ------          ------            ------
---------------------------------------------------------------------------------------------------------------------------------
Investment Activities
---------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                                                    (0.10)             0.03
---------------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments and Foreign Currency Transactions                                 _____            1.79              0.04
                                                                                                  ------            -----
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                              _____            1.69              0.07
                                                                                                  ------            -----
---------------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                                             --                --
---------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                                                --              (0.62)
---------------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Investment Income                                              _____           (0.03)              --
                                                                                                  ------             ---
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                           _____           (0.03)            (0.62)
                                                                                                  ------            ------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                      $             $14.08            $12.42
                                                                                    ==            ======            ======
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                             _____%          13.62%          (1.15)%(f)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
---------------------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                                                 $_____           $474              $82
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets                                         _____%           2.50%           2.32%(b)
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                                                    _____%          (0.84)%          1.74%(b)
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets*                                        _____%           2.62%           3.27%(b)
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income (Loss) to Average
    Net Assets*                                                                   _____%          (0.97)%          0.79%(b)
---------------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate (c)                                                     _____%          54.47%           104.39%
---------------------------------------------------------------------------------------------------------------------------------
  Average Commission Rate Paid (h)                                                $_____          $0.0321
=================================================================================================================================


PROSPECTUS--Investor C Shares                                         PAGE 15

         BALANCED ALLOCATION FUND - INVESTOR C SHARES
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                        Year Ended June 30,
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               Nov. 16,
                                                                                                               1994 to
                                                                                                               June 30,
                                                                             1997             1996            1995(e)(g)
                                                                             ----             ----            ----------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $13.28           $12.12             $11.13
                                                                            ------           ------             ------
-----------------------------------------------------------------------------------------------------------------------------
Investment Activities
-----------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                                                0.24               0.09
-----------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                              _____            1.71               1.16
                                                                                             ------             -----
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                         _____            1.95               1.25
                                                                                             ------             -----
-----------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                                      (0.22)             (0.10)
-----------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                                         (0.57)               --
-----------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                            _____             --               (0.16)
                                                                                              ----              ------
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                      _____           (0.79)             (0.26)
                                                                                             ------             ------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                $              $13.28             $12.12
                                                                              ==             ======             ======
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption
  charges)                                                                  _____%           16.61%           17.53%(f)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
-----------------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                                           $_____            $362               $114
-----------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets                                   _____%            2.16%            2.16%(b)
-----------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                                              _____%            1.65%            1.65%(b)
-----------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets*                                  _____%            2.41%            2.68%(b)
-----------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income (Loss) to Average
    Net Assets*                                                             _____%            1.40%            1.13%(b)
-----------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate (c)                                               _____%           437.90%           250.66%
-----------------------------------------------------------------------------------------------------------------------------
  Average Commission Rate Paid (h)                                          $_____           $0.0848
=============================================================================================================================


PROSPECTUS--Investor C Shares                                         PAGE 16

         EQUITY INCOME FUND - INVESTOR C SHARES
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended June 30,
--------------------------------------------------------------------------------------------------------------------------
                                                                                                           Nov. 16,
                                                                                                           1994 to
                                                                                                           June 30,
                                                                          1997            1996             1995(e)
                                                                          ----            ----             -------
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $17.36          $14.54             $13.38
                                                                         ------          ------             ------
--------------------------------------------------------------------------------------------------------------------------
Investment Activities
--------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                                            0.19               0.11
--------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                           _____           3.27               1.17
                                                                                         ------             -----
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                      _____           3.46               1.28
                                                                                         ------             -----
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                                  (0.19)             (0.11)
--------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Investment Income                                                       --               (0.01)
--------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                                     (0.45)               --
--------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                                          --                 --
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                   _____          (0.64)             (0.12)
                                                                                         ------             ------
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $             $17.36             $14.54
                                                                           ==            ======             ======
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                    _____%          24.17%            9.71%(f)
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
--------------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                                        $_____           $164               $25
--------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets                                _____%           2.32%            2.30%(b)
--------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income (Loss) to Average
     Net Assets                                                          _____%           1.11%            1.88%(b)
--------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets*                               _____%           2.32%            2.55%(b)
--------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income (Loss) to Average
    Net Assets*                                                          _____%           1.11%            1.62%(b)
--------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate (c)                                            _____%          40.75%             77.70%
--------------------------------------------------------------------------------------------------------------------------
  Average Commission Rate Paid (h)                                       $_____          $0.0800
==========================================================================================================================


PROSPECTUS--Investor C Shares                                         PAGE 17

         BOND FUND - INVESTOR C SHARES
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended June 30,
----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Nov. 16,
                                                                                                              1994 to
                                                                                                             June 30,
                                                                           1997             1996              1995(e)
                                                                           ----             ----              -------
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $9.47            $9.64              $9.02
                                                                           -----            -----              -----
----------------------------------------------------------------------------------------------------------------------------
Investment Activities
----------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                                              0.50               0.22
----------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                            _____           (0.17)              0.62
                                                                                           ------             -----
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                       _____            0.33               0.84
                                                                                           ------             -----
----------------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                                    (0.50)             (0.22)
----------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Investment Income                                                         --                 --
----------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                                         --                 --
----------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                          _____             --                 --
                                                                                            ----               ---
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    _____           (0.50)             (0.22)
                                                                                           ------             ------
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $              $9.47              $9.64
                                                                            ==             ======             =====
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption
  charges)                                                                _____%            3.50%            8.41%(f)
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
----------------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                                         $_____            $210                $28
----------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets                                 _____%            1.91%            1.99%(b)
----------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                                            _____%            5.00%            5.62%(b)
----------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets*                                _____%            2.03%            2.26%(b)
----------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income (Loss) to Average
    Net Assets*                                                           _____%            4.88%            5.36%(b)
----------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate (c)                                             _____%          1189.27%           1010.64%
============================================================================================================================


PROSPECTUS--Investor C Shares                                         PAGE 18

         LIMITED MATURITY BOND FUND - INVESTOR C SHARES
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended June 30,
--------------------------------------------------------------------------------------------------------------------------
                                                                                                           Nov. 16,
                                                                                                           1994 to
                                                                                                           June 30,
                                                                          1997            1996             1995(e)
                                                                          ----            ----             -------
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $9.29          $9.53              $9.35
                                                                          -----          ------             -----
--------------------------------------------------------------------------------------------------------------------------
Investment Activities
--------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                                            0.58               0.20
--------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                           _____          (0.23)              0.17
                                                                                         ------             -----
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                      _____           0.35               0.37
                                                                                         ------             -----
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                                  (0.58)             (0.19)
--------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                         _____          (0.01)               --
                                                                                         ------              ---
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                   _____          (0.59)             (0.19)
                                                                                         ------             ------
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $             $9.29              $9.53
                                                                           ==            ======             =====
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                    _____%           3.71%            3.58%(f)
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
--------------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                                        $_____            $11                --
--------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets                                _____%           1.82%            1.18%(b)
--------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                                           _____%           5.34%            5.61%(b)
--------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets*                               _____%           2.02%            1.18%(b)
--------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income (Loss) to Average
    Net Assets*                                                          _____%           5.14%            5.61%(b)
--------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate (c)                                            _____%          618.60%           397.97%
==========================================================================================================================


PROSPECTUS--Investor C Shares                                         PAGE 19

         INTERMEDIATE GOVERNMENT OBLIGATIONS FUND - INVESTOR C SHARES
==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                                        Year Ended June 30,
------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Nov. 16,
                                                                                                               1994 to
                                                                                                               June 30,
                                                                              1997            1996             1995(e)
                                                                              ----            ----             -------
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $9.52          $9.76              $9.42
                                                                              -----          ------             -----
------------------------------------------------------------------------------------------------------------------------------
Investment Activities
------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                                                0.53               0.18
------------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                               _____          (0.25)              0.33
                                                                                             ------             -----
------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                          _____           0.28               0.51
                                                                                             ------             -----
------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                                      (0.52)             (0.17)
------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                                           --                 --
------------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                             _____            --                 --
                                                                                              ----               ---
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       _____          (0.52)             (0.17)
                                                                                             ------             ------
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $             $9.52              $9.76
                                                                               ==            ======             =====
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                        _____%           2.86%            5.21%(f)
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
------------------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                                            $_____            $80                $9
------------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets                                    _____%           1.96%            2.09%(b)
------------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                                               _____%           4.83%            4.24%(b)
------------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets*                                   _____%           2.05%            2.36%(b)
------------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income (Loss) to Average
    Net Assets*                                                              _____%           4.74%            3.98%(b)
------------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate (c)                                                _____%          916.39%           549.13%
==============================================================================================================================


PROSPECTUS--Investor C Shares                                         PAGE 20

         GOVERNMENT INCOME FUND - INVESTOR C SHARES
===============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                         Year Ended June 30,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Nov. 16,
                                                                                                                1994 to
                                                                                                                June 30,
                                                                               1997            1996             1995(e)
                                                                               ----            ----             -------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $9.19          $9.36              $9.12
                                                                               -----          ------             -----
-------------------------------------------------------------------------------------------------------------------------------
Investment Activities
-------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                                                 0.66               0.28
-------------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                                _____          (0.17)              0.24
                                                                                              ------             -----
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                           _____           0.49               0.52
                                                                                              ------             -----
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                                       (0.66)             (0.25)
-------------------------------------------------------------------------------------------------------------------------------
  Tax Return of Capital                                                        _____            --               (0.03)
                                                                                               ----              ------
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                        _____          (0.66)             (0.28)
                                                                                              ------             ------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $             $9.19              $9.36
                                                                                ==            ======             =====
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                         _____%           5.25%            5.26%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
-------------------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                                             $_____            $70               $29
-------------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets                                     _____%           1.76%            2.88%(b)
-------------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                                                _____%           6.92%           11.54%(b)
-------------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets*                                    _____%           2.10%            2.88%(b)
-------------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income (Loss) to Average
    Net Assets*                                                               _____%           6.58%           11.54%(b)
-------------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate (c)                                                 _____%          348.01%           114.71%
===============================================================================================================================

NOTES TO FINANCIAL HIGHLIGHTS:
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)  Not annualized.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.

PROSPECTUS--Investor C Shares                                         PAGE 21

(f) Represents total return for the Institutional Shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.

(g) As of January 1, 1995, Gulfstream assumed the role of subadviser with respect to the International Fund and the portion of the Balanced Allocation Fund invested in foreign securities. Prior to that date, Ivory & Sime International, Inc. and Ivory & Sime plc served as subadvisers to the International Fund and the Balanced Allocation Fund had no subadviser.

(h) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives of each of the Funds are set forth below under the headings describing the Funds. The investment objective of each Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information). The investment policies of a Fund may be changed without a vote of the holders of a majority of outstanding shares of that Fund unless the policy is expressly deemed to be a fundamental policy or changeable only by such majority vote. There can be no assurance that the investment objective of any Fund will be achieved. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by First of America or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

GROWTH FUNDS

THE SMALL CAPITALIZATION FUND, THE MID CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND

THE INVESTMENT OBJECTIVE OF THE SMALL CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF SMALL- TO MEDIUM-SIZED COMPANIES. THE INVESTMENT OBJECTIVE OF THE MID CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. THE INVESTMENT OBJECTIVE OF THE LARGE CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF COMPANIES WITH LARGE MARKET CAPITALIZATION.

Under normal market conditions, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common

PROSPECTUS--Investor C Shares                                         PAGE 22
stocks of companies considered by First of America to have a market capitalization of less than $1 billion. The Mid Capitalization Fund, under normal market conditions, will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by First of America to have a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund will do the same with companies considered by First of America to have a market capitalization of greater than $5 billion. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of American depository receipts ("ADRs") or European depository receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper ("CCP"), and in Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Foreign Securities" herein.

The Mid Capitalization Fund anticipates investing in growth-oriented, medium-sized companies. Medium-sized companies are considered to be those with a market capitalization of between $1 billion and $5 billion. The Large Capitalization Fund anticipates investing in growth-oriented companies with large market capitalization, defined as capitalization of over $5 billion. For both the Mid Capitalization Fund and the Large Capitalization Fund, investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Mid Capitalization Fund and Large Capitalization Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. Small-sized companies are considered to be those with a market capitalization of less than $1 billion. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of such Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the

PROSPECTUS--Investor C Shares                                         PAGE 23
short and medium term, the Small Capitalization Fund may be fairly characterized more aggressive than a general equity fund.

Consistent with the foregoing, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

-------------------------------------------------------------------------------------------------------------------
  The Small Capitalization Fund, The Mid Capitalization Fund and The Large Capitalization
  Fund
  SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

  *Complex Securities                    *Foreign Securities               *Foreign Currency Transactions
  *Futures Contracts                     *Government Obligations           *Lending Portfolio Securities
  *Mortgage-Related Securities           *Other Mutual Funds               *Portfolio Turnover
  *Put and Call Options                  *Repurchase Agreements            *Restricted Securities
  *Reverse Repurchase Agreements         *When-Issued and
   and Dollar Roll Agreements             Delayed-Delivery Transactions
-------------------------------------------------------------------------------------------------------------------

THE INTERNATIONAL FUND

THE INVESTMENT OBJECTIVE OF THE INTERNATIONAL FUND IS TO SEEK LONG-TERM GROWTH OF CAPITAL.

Under normal market conditions the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small- or medium-sized companies on the basis of their capitalization.

Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs.

For purposes of investment by the International Fund only, companies are deemed to be small-or medium-sized if, at the time of purchase, they are of a size which would rank them in the lower half of a major market index in the applicable country by weighted market capitalization and in the lower half of all equity securities listed in recognized secondary markets where such markets exist. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more restrictive, the equity securities of all listed companies will be eligible for investment. In major markets issuers could have capitalizations of up to approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.

The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Normally the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is

PROSPECTUS--Investor C Shares                                         PAGE 24
possible, although not currently anticipated, that up to 35% of the International Fund's assets could be invested in the securities of U.S. companies. In addition, the International Fund temporarily may invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.

-------------------------------------------------------------------------------------------------------------------
  The International Fund
  SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
  *Complex Securities             *Foreign Currency Transactions           *Foreign Securities
  *Future Contracts               *Government Obligations                  *Lending Portfolio Securities
  *Other Mutual Funds             *Portfolio Turnover                      *Put and Call Options
  *Repurchase Agreements          *Restricted Securities                   *Reverse Repurchase Agreements and
  *When-Issued and Delayed-                                                 Dollar Roll Agreements
   Delivery Transactions
-------------------------------------------------------------------------------------------------------------------

GROWTH AND INCOME FUNDS


THE BALANCED ALLOCATION FUND

THE INVESTMENT OBJECTIVE OF THE BALANCED ALLOCATION FUND IS TO SEEK CURRENT INCOME, LONG-TERM CAPITAL GROWTH AND CONSERVATION OF CAPITAL.

The Balanced Allocation Fund may invest in any type or class of security. Under normal market conditions the Balanced Allocation Fund will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed-rate preferred stock, convertible fixed-income securities, options and rights). The Balanced Allocation Fund intends to invest 45% to 65% of its total assets in common stocks and securities convertible into common stocks, 25% to 55% of its total assets in fixed-income securities and up to 30% of its total assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's total assets will be in foreign securities.

For the Balanced Allocation Fund, common stocks are held primarily for the purpose of providing long-term growth of capital. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection. The Balanced Allocation Fund will invest in the common and preferred stocks of companies with a market capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The Balanced Allocation Fund intends to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings.

For the Balanced Allocation Fund, fixed-income securities held consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Balanced Allocation Fund's assets may, from time to time, be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Balanced Allocation Fund



PROSPECTUS--Investor C Shares                                         PAGE 25
invests may have warrants or options attached. The Balanced Allocation Fund may also invest in repurchase agreements.

The Balanced Allocation Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations"), such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations" below.

The Balanced Allocation Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Balanced Allocation Fund will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating categories assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed-income securities rated within the fourth highest rating category assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities."

The Balanced Allocation Fund may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Balanced Allocation Fund may also invest in securities of other investment companies.

The Balanced Allocation Fund may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The Balanced Allocation Fund's investments in foreign securities may be made either directly or through the purchase of ADRs and the Balanced Allocation Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon First of America's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Allocation Fund reserves the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by First of America. However, to the extent that the Balanced Allocation Fund is so invested, its investment objectives may not be achieved during that time.



PROSPECTUS--Investor C Shares                                         PAGE 26

Like any investment program, investment in the Balanced Allocation Fund entails certain risks. As a Fund investing in common stocks the Balanced Allocation Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the Balanced Allocation Fund also invests in bonds, investors in the Balanced Allocation Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result the Balanced Allocation Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.

----------------------------------------------------------------------------------------------------------------------
The Balanced Allocation Fund
SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
  *Complex Securities               *Foreign Securities                    *Foreign Currency Transactions
  *Futures Contracts                *Government Obligations                *Lending Portfolio Securities
  *Medium-Grade Securities          *Mortgage-Related Securities           *Other Mutual Funds
  *Portfolio Turnover               *Put and Call Options                  *Repurchase Agreements
  *Restricted Securities            *Reverse Repurchase                    *When-Issued and Delayed-
                                     Agreements and Dollar                  Delivery Transactions
                                     Roll Agreements
----------------------------------------------------------------------------------------------------------------------


THE EQUITY INCOME FUND

THE INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS TO SEEK CURRENT INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF HIGH QUALITY, DIVIDEND-PAYING COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. A SECONDARY INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS GROWTH OF CAPITAL.

The Equity Income Fund, under normal market conditions, will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management, the ability to finance expected growth and the ability to pay above-average dividends. The Equity Income Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Equity Income

PROSPECTUS--Investor C Shares                                         PAGE 27

Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, the Equity Income Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Foreign Securities."

The Equity Income Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the Equity Income Fund may be considered more conservative than growth-oriented equity funds such as the Group's Small Capitalization Fund and Mid Capitalization Fund.

Consistent with the foregoing, the Equity Income Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

-------------------------------------------------------------------------------------------------------------------
  The Equity Income Fund
  SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
  *Complex Securities                 *Foreign Securities           *Foreign Currency Transactions
  *Futures Contracts                  *Government Obligations       *Lending Portfolio Securities
  *Mortgage-Related Securities        *Other Mutual Funds           *Portfolio Turnover
  *Put and Call Options               *Repurchase Agreements        *Restricted Securities
  *Reverse Repurchase Agreements      *When-Issued and
   and Dollar Roll Agreements          Delayed-Delivery
                                       Transactions
-------------------------------------------------------------------------------------------------------------------

INCOME FUNDS

THE BOND FUND AND THE LIMITED MATURITY BOND FUND

THE INVESTMENT OBJECTIVE OF THE BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES. THE INVESTMENT OBJECTIVE OF THE LIMITED MATURITY BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES WITH REMAINING MATURITIES OF SIX YEARS OR LESS.

Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund will invest in state and

PROSPECTUS--Investor C Shares                                         PAGE 28
municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies, as more fully described below. Some of the securities in which the Bond Fund invests may have warrants or options attached.

Under normal market conditions, the Limited Maturity Bond Fund will invest at least 80% of the value of its total assets in the following securities which have remaining maturities of six years or less: bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Limited Maturity Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Limited Maturity Bond Fund's total assets may be invested in the debt securities listed above without regard to maturity, as well as preferred stocks, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs. Under normal market conditions, the Limited Maturity Bond Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three years or less. By seeking to maintain a dollar-weighted average portfolio maturity of three years or less, the Limited Maturity Bond Fund attempts to minimize the fluctuation in its shares' net asset value relative to those funds which invest in longer term obligations. Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Limited Maturity Bond Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

The Bond Fund and Limited Maturity Bond Fund each expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations."

The Bond Fund and the Limited Maturity Bond Fund each also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be

PROSPECTUS--Investor C Shares                                         PAGE 29
secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Bond Fund and the Limited Maturity Bond Fund each will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the fourth highest rating categories assigned by the NRSROS, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities."

The Bond Fund and the Limited Maturity Bond Fund each may also invest in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, First of America may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

-------------------------------------------------------------------------------------------------------------------
  The Bond Fund and The Limited Maturity Bond Fund
  SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
  *Complex Securities                *Foreign Currency Transactions       *Foreign Securities
  *Futures Contracts                 *Government Obligations              *Guaranteed Investment Contracts
  *Lending Portfolio Securities      *Medium-Grade Securities             *Mortgage-Related Securities
  *Other Mutual Funds                *Portfolio Turnover                  *Put and Call Options
  *Repurchase Agreements             *Restricted Securities               *Reverse Repurchase Agreements
  *When-Issued and Delayed-                                                and Dollar Roll Agreements
   Delivery Transactions
-------------------------------------------------------------------------------------------------------------------

THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

THE INVESTMENT OBJECTIVE OF THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND IS TO SEEK CURRENT INCOME WITH PRESERVATION OF CAPITAL BY INVESTING IN U.S. GOVERNMENT SECURITIES WITH REMAINING MATURITIES OF TWELVE YEARS OR LESS.

Under normal market conditions, the Intermediate Government Obligations Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and with remaining maturities of twelve years or less, although up

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to 20% of the value of its total assets may be invested in debt securities, preferred stocks and other investments without regard to maturity, except as set forth below. Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three to ten years. By seeking to maintain a dollar-weighted average portfolio maturity of three to ten years, the Intermediate Government Obligations Fund attempts to minimize the fluctuation in its shares' net asset value relative to funds which invest in longer-term obligations.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Intermediate Government Obligations Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

The types of U.S. government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations."

The Intermediate Government Obligations Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations."

-------------------------------------------------------------------------------------------------------------------
  The Intermediate Government Obligations Fund
  SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
  *Complex Securities                     *Foreign Currency Transactions     *Futures Contracts
  *Government Obligations                 *Lending Portfolio Securities      *Mortgage-Related Securities
  *Municipal Securities                   *Other Mutual Funds                *Portfolio Turnover
  *Put and Call Options                   *Repurchase Agreements             *Restricted Securities
  *Reverse Repurchase Agreements          *When-Issued and Delayed-
   and Dollar Roll Agreements              Delivery Transactions
-------------------------------------------------------------------------------------------------------------------

THE GOVERNMENT INCOME FUND

THE INVESTMENT OBJECTIVE OF THE GOVERNMENT INCOME FUND IS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRUDENT INVESTMENT RISK.

Under normal market conditions, the Government Income Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in debt securities and preferred stocks of non-governmental issuers. Consistent with the foregoing, under current market conditions, the Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other

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



securities described below. For more information, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Mortgage-Related Securities."

The types of U.S. government obligations, including mortgage-related securities, invested in by the Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations".

The Government Income Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities which are rated at the time of purchase within the top three rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.

-------------------------------------------------------------------------------------------------------------------
  The Government Income Fund
  SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
  *Complex Securities               *Foreign Currency Transactions        *Foreign Securities
  *Futures Contracts                *Government Obligations               *Lending Portfolio Securities
  *Mortgage-Related Securities      *Other Mutual Funds                   *Portfolio Turnover
  *Put and Call Options             *Repurchase Agreements                *Restricted Securities
  *Reverse Repurchase               *When-Issued and Delayed-Delivery
   Agreements and Dollar Roll        Transactions
   Agreements
-------------------------------------------------------------------------------------------------------------------

RISK FACTORS AND INVESTMENT TECHNIQUES


Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with First of America Bank, N.A. (formerly, First of America Bank-Michigan, N.A., "FOA," the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to FOA's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.

COMPLEX SECURITIES

Some of the investment techniques utilized by First of America, and in the case of the International Fund and Balanced Allocation Fund, Gulfstream in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in



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



successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN SECURITIES


The International Fund invests primarily in the securities of foreign issuers. The Balanced Allocation Fund may invest up to 20% of its total assets in foreign securities. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and Equity Income Fund may invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. The Government Income Fund may invest in foreign securities by purchasing: Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks outside the U.S.; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank; Canadian time deposits ("CTDs"), which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks; Yankee certificates of deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank but held in the U.S.; CCP; and Europaper.


Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S.-domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less

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



liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.


U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The International Fund and Balanced Allocation Fund may also invest in EDRs which are receipts evidencing an arrangement with a European bank similar to that for ADRs and designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.


Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the ECU, which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

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



FOREIGN CURRENCY TRANSACTIONS

Each of the Funds may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.


For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes it will increase, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.


The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to buy the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of

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



foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of such currency increases. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.


No Fund intends to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. A Fund also will not enter into forward currency contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.


For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FUTURES CONTRACTS

The Growth Funds, the Growth and Income Funds and the Income Funds may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercising the option at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market

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



value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS

Subject to the investment parameters described above, each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The types of U.S. government obligations in which each of these Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government that are available for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.


Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, SLMA or FHLMC, since it is not obligated to do so by law. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when First of America believes that the credit risk with respect thereto is minimal.


GUARANTEED INVESTMENT CONTRACTS

The Bond Fund and the Limited Maturity Bond Fund may invest in GICs. When investing in GICs, the Bond Fund and the Limited Maturity Bond Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond

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



Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment. For each of the Bond Fund and Limited Maturity Bond Fund, no more than 15% of its total assets will be invested in instruments which are considered to be illiquid. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

MEDIUM-GRADE SECURITIES


Each of the Balanced Allocation Fund, Bond Fund, and the Limited Maturity Bond, may invest in fixed-income securities rated within the fourth highest rating category assigned by an NRSRO (i.e., BBB or Baa by S&P or Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.


Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, First of America will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES


The Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. However, the Government Income Fund may invest greater amounts as conditions warrant. Each of the remaining Funds, except the International Fund, may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.


The mortgage-related securities in which the these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated payment mortgage obligations, fifteen-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's

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



scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States government.

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The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, First of America determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in First of America's opinion are illiquid if, as a result, more than 15% of the value of the Government Income Fund's total assets will be illiquid.

Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, First of America will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities which may be held by the Bond Fund and Limited Maturity Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing

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power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The above-named Funds may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Each of the above-named Funds invests primarily in Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or in the highest rating category assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. These Funds may also purchase Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating category assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium Grade Securities" herein.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor First of America will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

OTHER MUTUAL FUNDS


Each of the Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Parkstone Money Market Funds: the Parkstone Prime Obligations Fund, the Parkstone U.S. Government Obligations Fund, the Parkstone Tax-Free Fund, and the Parkstone Treasury Fund), provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Fund in shares of the Money Market Funds of the Group, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE FUNDS - Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor" and "GENERAL INFORMATION - Transfer Agency and Fund Accounting Services") will charge their fees to the investing Fund, rather than the Money Market Funds. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of unaffiliated mutual funds. Additional restrictions regarding the Funds' investments in securities of unaffiliated mutual funds and/or Money Market Funds of the Group are contained in the Statement of Additional Information.


PUT AND CALL OPTIONS

Each of the Growth Funds, the Growth and Income Funds and the Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment

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policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each Fund may also engage in writing call options from time to time as First of America or Gulfstream, as the case may be with respect to the Balanced Allocation Fund or International Fund, deem appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds will cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to each of the Balanced Allocation Fund and International Fund, 20% of its net assets.


Each of the Growth Funds, the Growth and Income Funds and the Government Income Fund, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

REPURCHASE AGREEMENTS

Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which First of America or Gulfstream, as the case may be, deem creditworthy under the guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price

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paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES
- Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

RESTRICTED SECURITIES

Securities in which each of the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction.
Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1993 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Each of the Funds may borrow money by entering into reverse repurchase agreements and, in the case of the Income Funds, dollar roll agreements in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such

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as U.S. government securities or other liquid-high grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of First of America or Gulfstream, as the case may be, to manage it might be adversely affected. The Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by First of America or by Gulfstream, as the case may be. Should the market value of the

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loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that First of America or Gulfstream, as the case may be, have determined are creditworthy under guidelines established by the Group's Board of Trustees.

PORTFOLIO TURNOVER


The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions. For portfolio turnover rates for each of the Funds, see "FINANCIAL HIGHLIGHTS."


INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).

None of the Funds may:

         Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

For purposes of the investment limitation above, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security and, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

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None of the Funds will:

1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

2. (a) Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing; (b) enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements; and (c) issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder.

3. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

For purposes of investment limitation number 1 above only, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

The following additional investment restriction may be changed without the vote of a majority of the outstanding shares of a Fund.

Each Fund may not:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid.

In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES - Investment Restrictions" in the Statement of Additional Information.

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MANAGEMENT OF THE FUNDS

TRUSTEES


Overall responsibility for management of the Group rests with its Board of Trustees. The Group will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently five Trustees, three of whom are not "interested persons" of the Group within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations. The names, addresses, birth dates and principal occupations during the past five years of the Trustees are set forth in the Statement of Additional Information.

The Trustees of the Group receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of First of America Bank Corporation ("FABC"), BISYS, The BISYS Group, Inc. or BISYS Ohio receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator and may receive fees from each of the Funds pursuant to the Investor C Distribution and Shareholder Service Plan described below. BISYS Ohio, an affiliate of BISYS, receives fees from the Group for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER AND SUBADVISER

First of America, 303 North Rose Street, Suite 500, Kalamazoo, Michigan 49007, was established in 1932 and is the investment adviser of the Group. First of America, a registered investment adviser, is a wholly-owned subsidiary of FOA, which is a wholly-owned subsidiary of FABC. FABC currently has over $21.5 billion in assets and provides financial services to communities in Michigan, Indiana, Illinois and Florida. FABC has, however, entered into an agreement to sell its operations in Florida, thereby reducing its assets by approximately $1.1 billion. As of June 30, 1997, First of America managed over $15.8 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. First of America acts as subadviser to the Trust Division of FABC with respect to $7.2 billion in discretionary assets, providing equity, fixed income, balanced and money management services.

Subject to such policies as the Group's Board of Trustees may determine, First of America, either directly or, with respect to the International Fund and the Balanced Allocation Fund, through Gulfstream, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.


First of America utilizes a team approach to the investment management of the Funds, with up to three professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objectives. Roger H. Stamper, Managing Director of First of America, is primarily responsible for the day-to-day management of each of the Growth Funds (except the International Fund) and the Growth and Income Funds. Mark R. Kummerer, Managing Director - Fixed Income of First of America, is primarily responsible for the day-to-day management of the Income Funds. Messrs. Stamper and

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Kummerer have held their respective positions with First of America since 1988 and 1986, respectively.


For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, First of America receives a fee from the Large Capitalization Fund, computed daily and paid monthly, at an annual rate of 0.80% of the Fund's average daily net assets. For its services in connection with each of the Small Capitalization Fund, Mid Capitalization Fund, Equity Income Fund and Balanced Allocation Fund, First of America's fee is computed daily and paid monthly at the annual rate of 1.00% of the applicable Fund's average daily net assets. For its services in connection with the International Fund, First of America's fee is computed daily and paid monthly at the annual rate of 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million and 1.05% of average daily net assets above $400 million. For its services in connection with each Income Fund, First of America's fee is computed daily and paid monthly at the annual rate of 0.74% of each Income Fund's average daily net assets. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, First of America has entered into a Sub-Investment Advisory Agreement with Gulfstream 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement, Gulfstream has been retained by First of America to manage the investment and reinvestment of the assets of the International Fund and to manage the investment and reinvestment of those assets of the Balanced Allocation Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for day-to-day management of the International Fund's assets and the applicable portion of the Balanced Allocation Fund, reviewing investment performance policies and guidelines and maintaining certain books and records. First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. First of America may also render advice with respect to the International Fund's investments in the U.S. Gulfstream utilizes a team approach to investment management to ensure a disciplined investment process designed to result in long-term performance consistent with a Fund's investment objective. No one person is responsible for a Fund's management.

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with First of America, Gulfstream receives from First of America a fee, computed daily and paid monthly, at the 0.50% of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Allocation Fund which are invested in foreign securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.



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Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud,
Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James
P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. First of America is the sole limited partner, and as of August 31, 1996, exercised options to increase its interest in Gulfstream from 49% to 72%. As of June 30, 1997, Gulfstream had over $8.6 million in assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average over 20 years of investment experience and 10 years of international investment experience.


Under Gulfstream's partnership agreement, First of America possesses veto authority over the general budgetary affairs of Gulfstream. Because of its current 72% ownership interest, First of America is deemed to control Gulfstream for purposes of the 1940 Act.

For further information regarding the relationship between Gulfstream and First of America, see "MANAGEMENT OF THE GROUP - Investment Adviser" in the Statement of Additional Information.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each Fund of the Group, and also acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). First of America serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Ohio, are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee, computed daily and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets, or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator, First of America receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

The Distributor acts as agent for the Funds in the distribution of each of their shares and, in such capacity, solicits orders for the sale of shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain some or all of any sales charge

PROSPECTUS--Investor C Shares                                         PAGE 49
imposed upon the Investor C Shares and may receive compensation under the Distribution and Shareholder Service Plan described below.

EXPENSES


First of America, Gulfstream and BISYS each bear all expenses in connection with the performance of its services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Investor C Shares and the other classes of shares of the Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and may, in the case of Investor A Shares, Investor B Shares and Investor C Shares, also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.


The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including the Investor C Shares class, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees' fees incurred as a result of issues relating solely to one class of shares.

DISTRIBUTION PLAN FOR INVESTOR C SHARES

Rule 12b-1, adopted by the SEC under the 1940 Act, permits an investment company to pay directly or indirectly expenses associated with the distribution of its shares in accordance with a plan adopted by an investment company's trustees and approved by its shareholders. Pursuant to such Rule, the Group has adopted an Investor C Distribution and Shareholder Service Plan (the "Investor C Plan") with respect to the Investor C Shares of each Fund. Pursuant to the Investor C Plan, each Fund is authorized to pay or reimburse BISYS, as Distributor of the Investor C Shares, for certain expenses that are incurred in connection with shareholder and distribution services. The Plan authorizes any Fund to pay BISYS, as Distributor of Investor C Shares, a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of Investor C Shares of such Fund (the "Distribution Fee"). Such amount may be used by BISYS to pay banks and their affiliates (including FOA and its affiliates), and other institutions, including broker-dealers (collectively, "Participating Organizations") for distribution assistance

PROSPECTUS--Investor C Shares                                         PAGE 50
or to reimburse them for expenses incurred in providing distribution assistance pursuant to an agreement between BISYS and the Participating Organization. Under the Investor C Plan, BISYS, its subsidiaries and its affiliates may be Participating Organizations.

Also pursuant to the Investor C Plan, a Fund is authorized to pay a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Investor C Shares of such Fund (the "Service Fee"). Such amount may be used to pay Participating Organizations for shareholder services provided or expenses incurred in providing such services.

Fees paid pursuant to the Investor C Plan are accrued daily and paid monthly, and are charged as expenses of Investor C Shares of a Fund as accrued. Payments under the Investor C Plan will be calculated daily and paid monthly at a rate not to exceed the limits described above, which rate is set from time to time by the Board of Trustees.

Pursuant to the Investor C Plan, the Distributor may enter into agreements with Participating Organizations for providing distribution assistance and shareholder services with respect to the Investor C Shares. Such Participating Organizations will be compensated at the annual rate of up to 1.00% (up to 0.75% Distribution Fee plus up to 0.25% Service Fee) of the average daily net asset value of the Investor C Shares held of record or beneficially by the Participating Organization's customers. The distribution services provided by Participating Organizations for which the Distribution Fee may be paid may include promoting the purchase of Investor C Shares of a Fund by their customers; processing purchase, exchange, and redemption requests from customers and placing orders with the Distributor or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor C Shares; responding to inquiries from customers concerning their investment in Investor C Shares; and providing other similar services as may be reasonably requested. The shareholder services provided by Participating Organizations for which the Service Fee may be paid may include providing sub-accounting with respect to Investor C Shares beneficially owned by customers or the information necessary for sub-accounting; arranging for bank wires; and other continuing personal services to holders of Investor C Shares.


Actual distribution and shareholder service expenses for Investor C Shares at any given time may exceed the Rule 12b-1 fees and contingent deferred sales charges collected. These unrecovered amounts plus interest thereon will be carried forward and paid from future Rule 12b-1 fees and contingent deferred sales charges collected. If the Investor C Plan were terminated or not continued, the Group would not be contractually obligated to pay for any expenses not previously reimbursed by the Group or recovered through contingent deferred sales charges. During the fiscal year ended June 30, 1997, Rule 12b-1 fees collected were sufficient to cover actual distribution and shareholder service expenses; that is, there were no unrecovered amounts to be carried forward.


Conflict of interest restrictions may apply to the receipt by Participating Organizations of compensation from BISYS in connection with the investment of fiduciary assets in Investor C Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state

PROSPECTUS--Investor C Shares                                         PAGE 51
securities commissions, are urged to consult their legal advisers before investing such assets in Investor C Shares.

As authorized by the Investor C Plan, BISYS has entered into a Participating Organization Agreement with First of America Securities, Inc. ("FSI"), a wholly-owned subsidiary of FABC, pursuant to which FSI has agreed to provide certain shareholder and distribution services in connection with Investor C Shares of the Funds purchased through accounts of FSI. Such services include, but are not limited to, printing and distributing prospectuses to persons other than holders of Investor C Shares of the Funds and printing and distributing advertising and sales literature in connection with the sale of Investor C Shares; answering routine customer questions concerning the Funds and providing such personnel and equipment as is necessary and appropriate to accomplish such matters. In consideration for such services, BISYS has agreed to pay FSI a monthly fee, computed at an annual rate of 1.00% of the average aggregate net asset value of Investor C Shares held during the period for which FSI has provided services under the Agreement. BISYS will be compensated by the Funds in an amount equal to the payments to FSI under the Participating Organization Agreement. Such fee may exceed the actual costs incurred by FSI in providing the services.

The Group understands that Participating Organizations may charge fees to their customers who are owners of Investor C Shares for additional services provided in connection with their customer accounts. These fees would be in addition to any amounts which may be received by a Participating Organization under its Agreement with BISYS. Customers of Participating Organizations should read this Prospectus in light of the terms governing their account with a Participating Organization.

The Investor C Plan requires the officers of the Group to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board reviews these reports in connection with its decisions with respect to the Plan.

As required by Rule 12b-1, the Investor C Plan was approved by the Trustees of the Group, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Group and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"). The Investor C Plan continues in effect as long as such continuance is specifically approved at least annually by the Group's Trustees, including a majority of the Independent Trustees.

The Investor C Plan may be terminated by a vote of a majority of the Independent Trustees, or by a vote of a majority of the holders of the outstanding voting securities of the Investor C Shares. Any change in the Investor C Plan that would increase materially the distribution expenses paid by a Fund requires shareholder approval; otherwise, the Plan may be amended by the Trustees, including a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting upon the amendment. As long as the Investor C Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

PROSPECTUS--Investor C Shares                                         PAGE 52

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Group's Transfer Agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Ohio also provides certain accounting services for each of the Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP - Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

While BISYS Ohio is a distinct legal entity from BISYS (the Group's Administrator and Distributor), BISYS Ohio is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.

BANKING LAWS

First of America believes that it may perform the investment advisory services for the Group's Funds contemplated by the Investment Advisory Agreement and by this Prospectus without violating applicable banking laws or regulations. FSI believes that it may provide the shareholder and distributor services contemplated by its Participating Organization Agreement with BISYS and by this Prospectus without violating applicable banking laws or regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which First of America or FSI could continue to perform such services for the Group. See the Statement of Additional Information ("MANAGEMENT OF THE GROUP - Glass-Steagall Act") for further discussion.

HOW TO BUY INVESTOR C SHARES

Investor C Shares of each Fund are continuously offered and may be purchased directly either by mail or by telephone. Investor C Shares may also be purchased through a broker-dealer who has entered into a dealer agreement with the Distributor. Except as otherwise discussed below under "Other Information Regarding Purchases" and "Auto Invest Plan," the minimum initial investment in a Fund, based upon the public offering price, is $1,000; however, there is no minimum subsequent purchase. Shareholders will pay the next calculated net asset value after the receipt by the Distributor of an order to purchase Investor C Shares. In the case of an order for the purchase of shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly. Investor C Shares are currently offered only to (i) employee benefit plans qualified under Section 401 of the Code, subject to requirements established by the Distributor, and (ii) retail investors that purchase Investor C Shares through a broker or dealer that has entered into a sales agreement with the Distributor.

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



BY MAIL

To purchase Investor C Shares of any of the Funds by mail, complete an Account Application Form and return it along with a check or money order made payable to The Parkstone Group of Funds at the following address:

                          The Parkstone Group of Funds
                                 P.O. Box 50551
                         Kalamazoo, Michigan 49005-0551

An Account Application Form can be obtained by calling the Group at (800) 451-8377.


BY TELEPHONE

To purchase Investor C Shares of any of the Funds by telephone or by wire, an Account Application Form must have been previously received by the Distributor. To place an order by telephone, even if payment is to be made by wire, call the Group's toll-free number (800) 451-8377. Payment for such Investor C Shares ordered by telephone may be made by check or wire. Where payment is made by check, the transaction will not be processed until the check is received by the Group's Custodian. If a check received to purchase Investor B Shares does not clear or if a wire transfer is not received by the Group's Custodian within three Business Days (as defined in "HOW SHARES ARE VALUED") of the purchase order, the purchase may be canceled and the investor could be liable for any losses or fees incurred. When purchasing Investor C Shares by wire, contact the Distributor at (800) 851-1227 for wire instructions.


OTHER INFORMATION REGARDING PURCHASES

Investor C Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by FABC or one of its affiliates. Investor C Shares of the Funds sold to FABC or the affiliate acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by FABC or the affiliate. With respect to such Investor C Shares so sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof on a timely basis. Beneficial ownership of such Investor C Shares of the Funds will be recorded by FABC or one of its affiliates and reflected in the account statements provided to Customers. FABC or one of its affiliates may exercise voting authority for those Investor C Shares for which it has been granted authority by the Customer.

Investor C Shares of the Funds are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Investor C Shares plus any applicable sales charge as described below. Purchases of Investor C Shares of any of the Funds will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An order received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the next Business Day of that Fund. Investor C Shares of the Funds are eligible to earn dividends

PROSPECTUS--Investor C Shares                                         PAGE 54
on the first Business Day following the execution of the purchase. Investor C Shares continue to be eligible to earn dividends through the day before their redemption.


An order to purchase Investor C Shares will be deemed to have been received by the Distributor only when federal funds are available to the Group's Custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Investor C Shares which is transmitted by federal funds wire will be available the same day for investment by the Group's Custodian, if received prior to the Valuation Time (see "HOW SHARES ARE VALUED"). Purchases made by check for other means are made at the price next determined upon receipt of the purchase instrument. However, proceeds from redeemed shares purchased by check will not be sent until the method of payment has cleared. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Investor C Shares.


The minimum initial investment amount referred to above may be waived if purchases are made in connection with Individual Retirement Accounts (IRAs), Keoghs or similar plans. For information on IRAs, Keoghs or similar plans, contact FABC at (800) 544-6155. Due to the relatively high cost of handling small investments, the Group reserves the right to redeem involuntarily, at net asset value, the Investor C Shares of any shareholder if, because of redemptions of Investor C Shares by or on behalf of the shareholder (but not as a result of a decrease in the market price of such Investor C Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such shareholder in that Fund has a value of less than $1,000. Accordingly, an investor purchasing Investor C Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if the investor thereafter redeems any such Investor C Shares. If at any time a shareholder's account balance falls below $1,000, upon 30 days' notice, the Group may exercise its right to redeem such Investor C Shares and to send the proceeds to the shareholder.

Depending upon the terms of a particular Customer account, FABC or one of its affiliates may charge a Customer account fees for services provided in connection with investment in a Fund. Information concerning these services and any charges may be obtained from FABC or the affiliate. This Prospectus should be read in conjunction with any such information so received.

The Group reserves the right to reject any order for the purchase of Investor C Shares in whole or in part.

Every shareholder will receive a confirmation of each new transaction in the shareholder's account, which will also show the total number of Investor C Shares of the respective Fund of the Group owned by the shareholder. Confirmation of purchases and redemptions of Investor C Shares of the Funds by FABC or one of its affiliates on behalf of a Customer may be obtained from FABC or the affiliate. Shareholders may rely on these statements in lieu of certificates. Certificates representing Investor C Shares of the Funds will not be issued.

AUTO INVEST PLAN

The Parkstone Group of Funds Auto Invest Plan (the "Auto Invest Plan") enables shareholders to make regular monthly or quarterly purchases of Investor C Shares through automatic deduction

PROSPECTUS--Investor C Shares                                         PAGE 55
from their bank accounts. With shareholder authorization, the Group's Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the shareholder's bank account which will automatically be invested in shares at the public offering price on the date of such deduction (or the next Business Day thereafter, as defined under "HOW SHARES ARE VALUED" below). The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments in a Fund is $50. To participate in the Auto Invest Plan, shareholders should complete the appropriate section of the Account Application Form or a supplemental Auto Invest Plan application that can be acquired by calling the Group at (800) 451-8377. For a shareholder to change the Auto Invest Plan instructions, the request must be made in writing to the Group's Distributor, BISYS Fund Services, c/o The Parkstone Group of Funds, P.O. Box 50551, Kalamazoo, Michigan 49005-0551 and may take up to 15 days to implement.


SALES CHARGES

There is no sales charge imposed upon purchases of Investor C Shares, but investors may be subject to a contingent deferred sales charge of up to 1.00% when Investor C Shares are redeemed prior to one year from the date of purchase. See "CONTINGENT DEFERRED SALES CHARGE" below.

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

In addition to amounts paid to dealers as a dealer concession out of the sales charge paid by investors, if any, the Distributor may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor C Plan, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of shares of a Fund during a specified period of time. The Distributor also may, from time to time, arrange for the payment of additional consideration to dealers not to exceed 6.25% of the offering price per share on all sales of Investor C Shares as an expense of the Distributor or for which the Distributor may be reimbursed under the Investor C Plan or upon receipt of a contingent deferred sales charge. Any such additional consideration or incentive program may be terminated at any time by the Distributor.


The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of any of the Funds of the Group. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash items offered through sales contests: (1) vacation trips, including travel arrangements and lodging at resorts; (2) tickets for entertainment events (such as concerts, cruises and sporting events); and (3) merchandise (such as clothing, trophies, clocks and pens). The Distributor, at



PROSPECTUS--Investor C Shares                                         PAGE 56
its expense, currently conducts an annual sales contest for dealers in connection with their sales of shares of the Funds. Dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

CONTINGENT DEFERRED SALES CHARGE

Investor C Shares which are redeemed prior to one year from the date of purchase will be subject to a contingent deferred sales charge equal to 1.00% of the lesser of net asset value at the time of purchase of the Investor C Shares being redeemed or net asset value of such shares at the time of redemption. For an indefinite period of time, however, which may be discontinued upon notice by the Distributor in a supplement to this Prospectus, Investor C Shares are available for investment without the imposition of a contingent deferred sales charge upon redemption.

Accordingly, a contingent deferred sales charge will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a charge will not be assessed on Investor C Shares purchased through reinvestment of dividends or capital gains distributions.

Solely for purposes of determining the number of years which have elapsed from the time of purchase of any Investor C Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.

For example, assume an investor purchased 100 Investor C Shares with a net asset value of $10 per share (i.e., at an aggregate net asset value of $1,000) and in the eleventh month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired five additional Investor C Shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 Investor C Shares (producing proceeds of $600), five of such shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 45 Investor C Shares being redeemed, the charge will be applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, only $450 of the $600 redemption proceeds will be subject to the charge of 1.00%, totalling $4.50.

The contingent deferred sales charge is waived on redemptions of Investor C Shares (i) following the death or disability (as defined in the Code) of a shareholder (or both shareholders in the case of joint accounts), (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

PROSPECTUS--Investor C Shares                                         PAGE 57

DIRECTED DIVIDEND OPTION

A shareholder may elect to have all income dividends and capital gains distributions paid by check, reinvested in the Fund or reinvested in any of the Group's other Funds, without the payment of a sales charge (provided the other Fund is maintained at the minimum required balance). If you elect to receive distributions paid by check and the check (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your payment election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks that remain uncashed for six months will be cancelled and reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

The Directed Dividend Option may be modified or terminated by the Group at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Distributor.

EXCHANGE PRIVILEGE


The exchange privilege enables shareholders of Investor C Shares to acquire Investor C Shares that are offered by another Fund of the Group with a different investment objective. In order for the exchange privilege to apply, the redemption of one Fund and corresponding purchase of another Fund must occur on the same Business Day (as defined in "HOW SHARES ARE VALUED" below). Except in the case of holders of Investor C Shares wishing to exchange their shares for Investor A Shares of any of the Money Market Funds, holders of shares of one class may not exchange their shares for shares of another class.For example, holders of a Fund's Investor B Shares may not exchange their shares for Investor C Shares, and holders of a Fund's Investor C Shares may not exchange their shares for Investor B Shares.

Holders of Investor C Shares of any of the Group's Funds (including Investor C Shares acquired through reinvestment of dividends and distributions on such shares) may exchange those Investor C Shares at net asset value without the imposition of a contingent deferred sales charge for Investor C Shares offered by any of the Group's other Funds, provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. In addition, and subject to the same conditions for other exchanges, holders of Investor C Shares of any of the Group's Funds may exchange back and forth between such Investor C Shares and Investor A Shares offered by any of the Group's Money Market Funds without the imposition of any sales charges.


An exchange is considered a sale of shares on which a shareholder may realize a capital gain or loss for federal income tax purposes. A shareholder may not include any sales charge on shares of a Fund as a part of the cost of those shares for purposes of calculating the gain or loss realized on an exchange of those shares within 90 days of their purchase. An exchange of Investor C Shares will not be considered a redemption on which a contingent deferred sales charge will be applicable. Redemptions of Investor C Shares which have been exchanged will be subject to contingent deferred sales charges based upon the date of the purchase of the original Investor C Shares.

PROSPECTUS--Investor C Shares                                         PAGE 58

A shareholder wishing to exchange his or her shares may do so by contacting the Group at (800) 451-8377 or by providing written instructions to the Transfer Agent. Any shareholder who wishes to make an exchange should obtain and review the current Prospectus of the Fund of the Group in which the shareholder wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "HOW TO REDEEM YOUR INVESTOR C SHARES - By Telephone" below.

FACTORS TO CONSIDER WHEN SELECTING INVESTOR C SHARES

Before purchasing Investor C Shares of a Fund, investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated Rule 12b-1 fees and potential contingent deferred sales charges on Investor C Shares prior to conversion (as described below) would be less than the initial sales charge and accumulated Rule 12b-1 fees on shares of a traditionally-priced fund (Funds of the Group which offer Investor A Shares are examples of such funds) purchased at the same time, and to what extent such differential would be offset by the higher yield of a traditionally-priced fund. To the extent that the sales charge for the Investor A Shares is waived or reduced by one of the methods described above, investments in Investor A Shares become more desirable.

Although Investor A Shares are subject to Rule 12b-1 fees, they are not subject to the higher Rule 12b-1 fees applicable to Investor C Shares. For this reason, Investor A Shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor A Shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in a Fund than purchasers of Investor C Shares.

As described above, purchasers of Investor C Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Investor C Shares. Because the Group's future returns cannot be predicted, there can be no assurance that this will be the case. Investors in Investor C Shares would, however, own shares that are subject to higher annual expenses and, for a one-year period, such shares would be subject to a contingent deferred sales charge of 1.00% upon redemption. Investors expecting to redeem during this one-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual Investor C Shares' Rule 12b-1 fees to the cost of the initial sales charge and Rule 12b-1 fees on the Investor A Shares. Over time, the expenses of the annual Rule 12b-1 fees on the Investor C Shares may equal or exceed the initial sales charge and annual Rule 12b-1 fees applicable to Investor A Shares. For example, if net asset value remains constant, the aggregate Rule 12b-1 fees with respect to Investor C Shares on the Funds would equal or exceed the initial sales charge and aggregate Rule 12b-1 fees of Investor A Shares approximately seven years after the purchase. In order to reduce such fees for investors that hold Investor C Shares for more than nine years, Investor C Shares will be automatically converted to Investor A Shares, as described below, at the end of such nine-year period. This example assumes that the initial purchase of Investor A Shares would be subject to the maximum initial sales charge of 4.50%. This example does not take into account the time value of money which reduces the impact of the Investor C Shares' administrative and Rule 12b-1 fees on the investment, the benefit of having the additional initial purchase price invested during the period before it is effectively paid out as administrative and Rule 12b-1 fees, fluctuations in net asset value or the effect of different performance assumptions.

PROSPECTUS--Investor C Shares                                         PAGE 59

CONVERSION FEATURE

Investor C Shares which have been outstanding for nine years after the end of the month in which the shares were initially purchased will automatically convert to Investor A Shares and, consequently, will no longer be subject to the higher Rule 12b-1 fees of the Investor C Plan. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge or other charge except that the Rule 12b-1 fees applicable to Investor A Shares shall thereafter be applied to such converted shares. Such investors will then benefit from the lower Rule 12b-1 fees of Investor A Shares. Because the per share net asset value of the Investor A Shares may be higher than that of the Investor C Shares at the time of conversion, a shareholder may receive fewer Investor A Shares than the number of Investor C Shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Investor C Shares will not be considered new purchases for purposes of the conversion feature.

The Investor A Shares into which the Investor C Shares will convert will differ only in the amount of the Rule 12b-1 fees assessed to the shareholders. The Rule 12b-1 fees which may be assessed to holders of Investor A Shares is equal to 0.25% of the average daily net assets of the Investor A Shares owned, rather than 1.00% of the average daily net assets assessed to holders of Investor C Shares.

If a shareholder effects one or more exchanges among Investor C Shares of the Funds during the nine-year period, the holding period for shares so exchanged will be counted toward such period.

HOW TO REDEEM YOUR INVESTOR C SHARES

Shareholders may redeem their Investor C Shares, subject to the contingent deferred sales charge described above, on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Redemptions may be requested by mail or by telephone.

BY MAIL


A written request for redemption must be received by the Transfer Agent in order to honor the request. The Transfer Agent's address is: BISYS Fund Services Ohio, Inc., c/o The Parkstone Group of Funds, P.O. Box 50551, Kalamazoo, Michigan 49005-0551. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record, and (2) the redemption check is mailed to the shareholder(s) at the address of record. The shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.


For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings

PROSPECTUS--Investor C Shares                                         PAGE 60
associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that neither is a member of a clearing corporation nor maintains net capital of at least $100,000.

BY TELEPHONE

Investor C Shares may be redeemed by telephone if the Account Application Form reflects that the shareholder has that capability. The shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments will be transmitted on the next Business Day (as defined in "HOW SHARES ARE VALUED" below). Wire redemption requests may be made by the shareholder by telephone to the Group at (800) 451-8377. While the Transfer Agent currently does not charge a wire redemption fee, the Transfer Agent reserves the right to impose such a fee in the future.

The Group's Account Application Form provides that neither BISYS, the Transfer Agent, the Group or any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. If the telephone feature was not originally selected, the shareholder must provide written instructions to the Group to add it. The Group will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may mail the request to the Transfer Agent. In addition, redemption by telephone will be suspended for a period of 10 days following any change in the applicable telephone number.

AUTO WITHDRAWAL PLAN

The Auto Withdrawal Plan enables shareholders of a Fund to make regular monthly or quarterly redemptions of Investor C Shares, subject to applicable contingent deferred sales charges. With shareholder authorization, the Transfer Agent will automatically redeem such Investor C Shares at the net asset value on the fifteenth day of the month or quarter (or the next Business Day, as defined in "HOW SHARES ARE VALUED," thereafter) and have the amount specified transferred according to the written instructions of the shareholder. Shareholders participating in this plan must maintain a minimum account balance of $1,000. The required minimum withdrawal is $100, monthly or quarterly.

The Auto Withdrawal Plan may be modified or terminated without notice. In addition, the Group may suspend a shareholder's withdrawal plan without notice if the account contains insufficient

PROSPECTUS--Investor C Shares                                         PAGE 61
funds to effect a withdrawal or in the event that the account balance is less than the minimum $1,000 amount.

To participate in the Auto Withdrawal Plan, shareholders should call (800) 451-8377 for more information. Purchases of additional Investor C Shares concurrently with withdrawals may be disadvantageous to certain shareholders because of tax liabilities and sales charges. For a shareholder to change the Auto Withdrawal Plan instructions, the request must be made in writing to the Distributor and may take up to 15 days to implement.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES

All or part of a Customer's Investor C Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at FABC or one of its affiliates.

Redemption orders are effected at the net asset value per share next determined after the Investor C Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Investor C Shares in the Funds, less any applicable contingent deferred sales charge, may be more or less than the amount invested. Payment to shareholders for such Investor C Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from shareholders for next day payments upon redemption of Investor C Shares will be honored if received by the Transfer Agent before 4:00 p.m. (Eastern Time) on a Business Day (as defined below in "HOW SHARES ARE VALUED") or, if received after 4:00 p.m. (Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

At various times, the Group may be requested to redeem Investor C Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed until payment has been collected for the purchase of such Investor C Shares which delay may be for 15 days or more. Such delay may be avoided if such Investor C Shares are purchased by wire transfer of federal funds. The Group intends to pay cash for all Investor C Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.


See the Statement of Additional Information ("ADDITIONAL PURCHASE AND REDEMPTION INFORMATION") for examples of when the Group may suspend the right of redemption or redeem Investor C Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

HOW SHARES ARE VALUED

The net asset value of Investor C Shares of the Funds is determined and the shares are priced as of the close of trading on the New York Stock Exchange (the "NYSE") on each Business Day (generally 4:00 p.m. Eastern Time) (the "Valuation Time"). A "Business Day" is a day on which the NYSE is open for trading and any other day other than a day on which no shares are tendered for redemption and no order to purchase any shares is received. Currently, the NYSE will not



PROSPECTUS--Investor C Shares                                         PAGE 62
open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding shares of such class. The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes.

The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

DIVIDENDS AND TAXES

GENERAL


Net income is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is paid monthly. In some months, certain Funds may not pay any dividends. Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash or elects to participate in the Directed Dividend Option. Such election, or any revocation thereof, must be made in writing to the Transfer Agent, c/o The Parkstone Group of Funds, P.O. Box 50551, Kalamazoo, Michigan 49005-0551, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


Each Fund's net investment income available for distribution to the holders of Investor C Shares will be reduced by the amount of Rule 12b-1 fees payable to Participating Organizations under the Investor C Plan. Each Fund's net investment income available for distribution to the holders of Investor C Shares may also be reduced by the amount of retail transfer agency fees payable to the Transfer Agent applicable to the Investor C Shares.

Each of the Funds of the Group is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of its shareholders and each intends to distribute all of its net income and capital gains so that it is not required to pay federal income taxes on amounts so distributed to shareholders.

To avoid federal income tax, the Code requires each Fund to distribute each taxable year at least 90% of its investment company taxable income and at least 90% of its exempt-interest income. In addition, to avoid imposition of a non-deductible 4% excise tax, each Fund is required annually to distribute, prior to calendar year end, 98% of taxable ordinary income on a calendar

PROSPECTUS--Investor C Shares                                         PAGE 63
year basis, 98% of capital gain net income realized in the twelve months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year.

A shareholder receiving a distribution of ordinary income and/or an excess of short-term capital gain over net long-term loss would treat it as a receipt of ordinary income. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends from domestic corporations, if any, received by that Fund bear to its gross income. A shareholder will not be able to take the dividends-received deduction unless that shareholder holds the shares for at least 46 days.

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to its shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held shares. Such distributions are not eligible for the dividends-received deduction.

Prior to purchasing shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.


Taxes may be imposed on the Funds, particularly the Balanced Allocation Fund and International Fund, by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its shareholders. In this case, shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Funds will report to their shareholders each year the amount, if any, of foreign taxes per share that they have elected to have treated as paid by their shareholders.


Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.

The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. Potential investors are advised to consult their tax advisers concerning state and local taxes, which may differ from the federal income taxes described above.

PERFORMANCE INFORMATION

From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in a

PROSPECTUS--Investor C Shares                                         PAGE 64

Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a class of shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares' net investment income per share earned during a recent one-month period by that class of shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the Funds may present their respective distribution rates for a class of shares in shareholder reports and supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Investor C Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of shares of the Funds, the net yield and total return on Investor C Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor C Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.


Investors may also judge the performance of any class of shares or Fund by comparing or referencing it to the performance of various mutual fund or market indices such as those published by various services, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION - Performance Comparisons" in the Statement of Additional Information.


Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by FABC or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if First of America and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

PROSPECTUS--Investor C Shares                                         PAGE 65

FUNDATA(R)

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's Funds through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by BISYS, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP


The Group was organized as a Massachusetts business trust in 1987 and currently offers eighteen Funds. The shares of each of the Funds of the Group, other than its four Money Market Funds, the Municipal Bond Fund, the Michigan Municipal Bond Fund, the Conservative Allocation Fund and the Aggressive Allocation Fund, are offered in four separate classes: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. Shares of the Municipal Bond Fund, the Michigan Municipal Bond Fund and the Prime Obligations Fund are offered in three classes: Investor A Shares, Investor B Shares and Institutional Shares. Shares of the U.S. Government Obligations Fund, the Tax-Free Fund, and the Treasury Fund are offered in two separate classes: Investor A Shares and Institutional Shares. Shares of the Conservative Allocation Fund and the Aggressive Allocation Fund only offer Institutional Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have a par value.


Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement. In addition, holders of Investor C Shares of a Fund will vote as a class and not with holders of another class of that Fund with respect to the approval of its Investor C Plan.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

PROSPECTUS--Investor C Shares                                         PAGE 66

As of June 30, 1997, FABC, through its wholly owned subsidiaries, possessed on behalf of its underlying accounts voting or investment power with respect to more than 25% of the shares of each of the Funds, and therefore may be presumed to control each Fund within the meaning of the 1940 Act.


MULTIPLE CLASSES OF SHARES

In addition to Investor C Shares, the Group also offers Investor A Shares, Investor B Shares and Institutional Shares of certain Funds pursuant to a Multiple Class Plan adopted by the Group's Trustees under Rule 18f-3 of the 1940 Act. A salesperson or other person entitled to receive compensation for selling or servicing the shares may receive different compensation with respect to one particular class of shares over another in the same Fund. The amount of dividends payable with respect to other classes of shares will differ from dividends on Investor C Shares as a result of the different Investor C Plan fees applicable to Investor C Shares and because Investor C Shares may bear different retail transfer agency expenses. For further details regarding these other classes of shares, call the Group at (800) 451-8377.

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at P.O. Box 50551, Kalamazoo, MI 49005-0551, or by calling toll-free
(800) 451-8377.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

PROSPECTUS--Investor C Shares                                         PAGE 67

THE PARKSTONE GROUP OF FUNDS
Investor C Shares

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
First of America Investment Corporation
Suite 500
303 North Rose Street
Kalamazoo, Michigan  49007


SUBADVISER (INTERNATIONAL FUND AND BALANCED ALLOCATION FUND)
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas  75201


DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio  43219

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio  43219

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
San Francisco, California  94111

LEGAL COUNSEL
Howard & Howard Attorneys, P.C.
Suite 400
107 West Michigan Avenue
Kalamazoo, Michigan  49007


PROSPECTUS--Investor C Shares                                    PAGE 68

                            INVESTMENT PORTFOLIOS OF
                          THE PARKSTONE GROUP OF FUNDS

                              INSTITUTIONAL SHARES

                           THE PARKSTONE GROWTH FUNDS
                      THE PARKSTONE GROWTH AND INCOME FUNDS
                           THE PARKSTONE INCOME FUNDS
                       THE PARKSTONE TAX-FREE INCOME FUNDS
                        THE PARKSTONE MONEY MARKET FUNDS

                                    FORM N-1A
                              CROSS REFERENCE SHEET

PART A.  INFORMATION REQUIRED IN A PROSPECTUS

ITEM NO.                                                                              RULE 404(a) CROSS REFERENCE
-----------------------------------------------------------------------------------------------------------------
1.       Cover Page ..........................................    Cover Page

2.       Synopsis.............................................    Prospectus Summary; Fee Tables

3.       Condensed Financial Information......................    Financial Highlights; Performance Information

4.       General Description of Registrant....................    Cover Page; Investment Objectives and
                                                                  Policies; Investment Restrictions; Risk Factors
                                                                  and Investment Techniques; General
                                                                  Information - Organization of the Group

5.       Management of the Fund...............................    Management of the Funds; Fee Tables

5A.      Management's Discussion of Fund
         Performance..........................................    Not Applicable

6.       Capital Stock and Other Securities...................    Dividends and Taxes; General Information -
                                                                  Organization of the Group; General
                                                                  Information - Multiple Classes of Shares;
                                                                  General Information - Miscellaneous

7.       Purchase of Securities Being Offered.................    How to Buy Institutional Shares; How Shares
                                                                  are Valued

8.       Redemption or Repurchase.............................    How to Redeem Your Institutional Shares

9.       Pending Legal Proceedings............................    Not Applicable



THE PARKSTONE GROUP OF FUNDS
INSTITUTIONAL SHARES                               PROSPECTUS dated SEPTEMBER 30, 1997
GROWTH FUNDS                                                FOR MORE INFORMATION
Parkstone Small Capitalization Fund                         call:
Parkstone Mid Capitalization Fund                           (800) 451-8377
Parkstone Large Capitalization Fund                         or
Parkstone International Discovery Fund                      write to:
                                                            3435 Stelzer Road

GROWTH AND INCOME FUNDS                                     Columbus, Ohio 43219
Parkstone Balanced Allocation Fund
Parkstone Equity Income Fund


                                                            THESE SECURITIES HAVE
INCOME FUNDS                                                NOT BEEN APPROVED OR
Parkstone Bond Fund                                         DISAPPROVED BY THE
Parkstone Limited Maturity Bond Fund                        SECURITIES AND
Parkstone Intermediate Government Obligations               EXCHANGE COMMISSION
  Fund                                                      OR ANY STATE
Parkstone U.S. Government Income Fund                       SECURITIES COMMISSION
                                                            NOR HAS THE
TAX-FREE INCOME FUNDS                                       COMMISSION OR ANY
Parkstone Municipal Bond Fund                               STATE SECURITIES
Parkstone Michigan Municipal Bond Fund                      COMMISSION PASSED
                                                            UPON THE ACCURACY OR
MONEY MARKET FUNDS                                          ADEQUACY OF THIS
Parkstone Prime Obligations Fund                            PROSPECTUS.  ANY
Parkstone U.S. Government Obligations Fund                  REPRESENTATION TO THE
Parkstone Treasury Fund                                     CONTRARY IS A CRIMINAL
Parkstone Tax-Free Fund                                     OFFENSE


The funds listed above are sixteen of the eighteen currently-offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Institutional Shares. This Prospectus explains concisely what you should know before investing in the Institutional Shares of the Funds listed above. Please read it carefully and keep it for future reference. Institutional Shares are currently offered only to accounts that have a fiduciary or agency relationship with a financial institution. You can find more detailed information about the Funds in the September 30, 1997 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference.


THE SHARES OF THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF FIRST OF AMERICA INVESTMENT CORPORATION OR ITS PARENT, AND THE INVESTMENTS DESCRIBED IN THIS PROSPECTUS ARE NOT ENDORSED, INSURED OR GUARANTEED BY FIRST OF AMERICA INVESTMENT CORPORATION, ITS PARENT OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.



PROSPECTUS--Institutional Shares                                          PAGE 1

                                TABLE OF CONTENTS
PROSPECTUS SUMMARY..............................................................................................  6
FEE TABLES ..................................................................................................... 10
FINANCIAL HIGHLIGHTS............................................................................................ 12
INVESTMENT OBJECTIVES AND POLICIES.............................................................................. 41
RISK FACTORS AND INVESTMENT TECHNIQUES.......................................................................... 57
INVESTMENT RESTRICTIONS......................................................................................... 72
MANAGEMENT OF THE FUNDS......................................................................................... 74
HOW TO BUY INSTITUTIONAL SHARES................................................................................. 79
HOW TO REDEEM YOUR INSTITUTIONAL SHARES......................................................................... 81
HOW SHARES ARE VALUED........................................................................................... 81
DIVIDENDS AND TAXES............................................................................................. 82
PERFORMANCE INFORMATION......................................................................................... 86
FUNDATA(R)...................................................................................................... 87
GENERAL INFORMATION............................................................................................. 87



PROSPECTUS--Institutional Shares                                         PAGE 2

PROSPECTUS ROADMAP


For information about the following subjects, consult the pages indicated on the table below.

----------------------------------------------------------------------------------------------------------------------------
                                                                                INVESTMENT            RISK FACTORS AND
FUND                                                     FINANCIAL            OBJECTIVES AND             INVESTMENT
                                                         HIGHLIGHTS              POLICIES                TECHNIQUES
----------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund
----------------------------------------------------------------------------------------------------------------------------
Bond Fund
----------------------------------------------------------------------------------------------------------------------------
Equity Income Fund
----------------------------------------------------------------------------------------------------------------------------
Government Income Fund
----------------------------------------------------------------------------------------------------------------------------
International Discovery Fund
----------------------------------------------------------------------------------------------------------------------------
Intermediate Government Obligations Fund
----------------------------------------------------------------------------------------------------------------------------
Large Capitalization Fund
----------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund
----------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund
----------------------------------------------------------------------------------------------------------------------------
Mid Capitalization Fund
----------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund
----------------------------------------------------------------------------------------------------------------------------
Prime Obligations Fund
----------------------------------------------------------------------------------------------------------------------------
Small Capitalization Fund
----------------------------------------------------------------------------------------------------------------------------
Tax-Free Fund
----------------------------------------------------------------------------------------------------------------------------
Treasury Fund
----------------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations Fund
----------------------------------------------------------------------------------------------------------------------------

The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers to the public eighteen separate investment portfolios, seventeen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.

This Prospectus relates only to the Institutional Shares of the following Funds:

         Parkstone Small Capitalization Fund (the "Small Capitalization Fund")

         Parkstone Mid Capitalization Fund, formerly known as the Parkstone
               Equity Fund (the "Mid Capitalization Fund")

         Parkstone Large Capitalization Fund (the "Large Capitalization Fund")

         Parkstone International Discovery Fund (the "International Fund")

         Parkstone Balanced Allocation Fund, formerly known as the Parkstone
               Balanced Fund (the "Balanced Allocation Fund")

         Parkstone Equity Income Fund, formerly known as the Parkstone High
               Income Equity Fund (the "Equity Income Fund")

         Parkstone Bond Fund (the "Bond Fund")

         Parkstone Limited Maturity Bond Fund (the "Limited Maturity Bond Fund")

         Parkstone Intermediate Government Obligations Fund (the "Intermediate
               Government Obligations Fund")



PROSPECTUS--Institutional Shares                                         PAGE 3

         Parkstone U.S. Government Income Fund (the "Government Income Fund")

         Parkstone Municipal Bond Fund (the "Municipal Bond Fund")

         Parkstone Michigan Municipal Bond Fund (the "Michigan Bond Fund")

         Parkstone Prime Obligations Fund (the "Prime Obligations Fund")

         Parkstone U.S. Government Obligations Fund (the "U.S. Government
               Obligations Fund")

         Parkstone Treasury Fund (the "Treasury Fund")

         Parkstone Tax-Free Fund (the "Tax-Free Fund")


For convenience of reference, the above Funds are sometimes referred to as part of a general grouping. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and International Fund are collectively referred to as the "Growth Funds." The Balanced Allocation Fund and Equity Income Fund are collectively referred to as the "Growth and Income Funds." The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund are collectively referred to as the "Income Funds." The Michigan Bond Fund and Municipal Bond Fund are collectively referred to as the "Tax-Free Income Funds." Finally, the Prime Obligations Fund, Treasury Fund, Tax-Free Fund and U.S. Government Obligations Fund are collectively referred to as the "Money Market Funds."

The Trustees of the Group have divided beneficial ownership of each of the Funds into an unlimited number of transferable units called shares. Most Funds of the Group offer multiple classes of shares. This Prospectus describes Institutional Shares for certain of the Group's Funds. Interested persons who wish to obtain a copy of any of the Group's other Prospectuses or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.

The investment objectives of each of the Funds are described in this Prospectus and are summarized in the Prospectus Summary. First of America Investment Corporation, Kalamazoo, Michigan ("First of America" or the "Investment Adviser"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the International Fund and Balanced Allocation Fund for investments in foreign securities, First of America has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").




PROSPECTUS--Institutional Shares                                         PAGE 4

PROSPECTUS SUMMARY

Shares Offered

This Prospectus relates to Institutional Shares of the following Funds of the
Group:

         GROWTH FUNDS
         Small Capitalization Fund
         Mid Capitalization Fund
         Large Capitalization Fund
         International Fund


         GROWTH AND INCOME FUNDS
         Balanced Allocation Fund
         Equity Income Fund


         INCOME FUNDS
         Bond Fund
         Limited Maturity Bond Fund
         Intermediate Government Obligations Fund
         Government Income Fund

         TAX-FREE INCOME FUNDS
         Municipal Bond Fund
         Michigan Bond Fund

         MONEY MARKET FUNDS
         Prime Obligations Fund
         U.S. Government Obligations Fund
         Treasury Fund
         Tax-Free Fund

These Funds represent sixteen separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares


The public offering price of Institutional Shares of each Fund is equal to the net asset value per share, which, in the case of the Money Market Funds, the Group will seek to maintain at $1.00. There are no initial or contingent deferred sales charges on Institutional Shares. Shares may be purchased through procedures established by the Group's distributor, BISYS Fund Services, L.P. ("BISYS" or the "Distributor"). Shareholders may redeem their shares by contacting their trust administrator or financial consultant responsible for the account. See "HOW TO BUY INSTITUTIONAL SHARES," "HOW TO REDEEM INSTITUTIONAL SHARES" and "HOW SHARES ARE VALUED."




PROSPECTUS--Institutional Shares                                         PAGE 5

Minimum Purchase

         For financial institutions, there is a $100,000 minimum initial purchase (based on the public offering price) per Fund with no minimum subsequent investment. Such minimum initial investment may be waived for certain purchasers. There is no minimum requirement for individual shareholders on whose behalf the financial institutions are purchasing Institutional Shares.


Investment Objectives

---------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT OBJECTIVE
---------------------------------------------------------------------------------------------------------------------
Balanced Allocation            seeks current income, long-term capital growth and conservation of capital
Fund
---------------------------------------------------------------------------------------------------------------------
Bond Fund                      seeks to provide current income and preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities
---------------------------------------------------------------------------------------------------------------------
Equity Income Fund             primarily seeks current income by investing in a diversified portfolio of high quality, dividend-paying stocks and securities convertible into common stocks; a secondary objective is growth of capital
---------------------------------------------------------------------------------------------------------------------
Government Income              seeks to provide shareholders with a high level of current income consistent with
Fund                           prudent investment risk
---------------------------------------------------------------------------------------------------------------------
Intermediate Government        seeks to provide current income with preservation of capital by investing in a
Obligations Fund               diversified portfolio of U.S. government securities with remaining maturities of 12 years or less
---------------------------------------------------------------------------------------------------------------------
International Fund             seeks long-term growth of capital
---------------------------------------------------------------------------------------------------------------------
Large Capitalization           seeks growth of capital by investing primarily in a diversified portfolio of
Stock                          common stocks and securities convertible into common stocks of companies with large market capitalization
---------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond          seeks to provide current income and preservation of capital by investing in a
Fund                           portfolio of high- and medium-grade fixed-income securities, the remaining maturities on which will be six years or less
---------------------------------------------------------------------------------------------------------------------
Michigan Bond Fund             seeks income which is exempt from federal income tax and Michigan state income and intangibles tax, although such income may be subject to the federal alternative minimum tax when received by certain shareholders; also seeks preservation of capital
---------------------------------------------------------------------------------------------------------------------
Mid Capitalization Fund        seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks
---------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund            seeks to provide current interest income which is exempt from federal income taxes as well as preservation of capital
---------------------------------------------------------------------------------------------------------------------
Prime Obligations Fund         seeks to provide current income, with liquidity and stability of principal
---------------------------------------------------------------------------------------------------------------------
Small Capitalization           seeks growth of capital by investing primarily in diversified portfolio of common
Fund                           stocks and securities convertible into common stocks of small- to medium-sized companies
---------------------------------------------------------------------------------------------------------------------




PROSPECTUS--Institutional Shares                                         PAGE 6

---------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT OBJECTIVE
---------------------------------------------------------------------------------------------------------
Tax-Free Fund                  seeks to provide current interest income free from federal income taxes, preservation of capital and relative stability of principal
---------------------------------------------------------------------------------------------------------
Treasury Fund                  seeks to provide current income, with liquidity and stability of principal
---------------------------------------------------------------------------------------------------------
U.S. Government                seeks to provide current income, with liquidity and stability of principal
Obligations Fund
---------------------------------------------------------------------------------------------------------

Investment Policies


Under normal market conditions, each Fund will invest as described in the following table:

-----------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT POLICY
-----------------------------------------------------------------------------------------------------------------------
Balanced Allocation            in any type or class of securities, including all types of common stocks, fixed-
Fund                           income securities and securities convertible common stocks.
-----------------------------------------------------------------------------------------------------------------------
Bond Fund                      at least 80% of its total assets in bonds, debentures and certain other debt securities specified herein
-----------------------------------------------------------------------------------------------------------------------
Equity Income Fund             at least 80% of its total assets in common stocks, and securities convertible into common stocks, of companies believed by the investment adviser to be characterized by sound management, the ability to finance expected growth and the ability to pay above-average dividends
-----------------------------------------------------------------------------------------------------------------------
Government Income              at least 65% of its total assets in obligations issued or guaranteed by the U.S.
Fund                           government or its agencies or instrumentalities; under current market conditions, up to 80% of its total assets in mortgage-related securities, which are issued or guaranteed by the U.S. government or its agencies or instrumentalities and up to
                               35% of its total assets in mortgage-related securities issued by non-governmental entities
-----------------------------------------------------------------------------------------------------------------------
Intermediate Government        at least 80% of its total assets in obligations issued or guaranteed by the U.S.
Obligations Fund               government or its agencies or instrumentalities and with remaining maturities of twelve years or less
-----------------------------------------------------------------------------------------------------------------------
International Fund             at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United
                               States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are ranked as small- or medium-sized companies on the basis of their capitalization
-----------------------------------------------------------------------------------------------------------------------
Large Capitalization           at least 80% of its total assets in common stocks, and securities convertible into
Fund                           common stocks, of companies believed to be characterized by sound management and the ability to finance expected long-term growth.
-----------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond          at least 80% of the value of its total assets in bonds, debentures and certain other
Fund                           debt securities specified herein with remaining maturities of six years or less
-----------------------------------------------------------------------------------------------------------------------
Michigan Bond Fund             at least 80% of its total assets in debt securities of all types; at least 65%
                               of the net assets in municipal securities issued by or on behalf of the State of
                               Michigan, its political subdivisions, municipalities and public authorities
-----------------------------------------------------------------------------------------------------------------------




PROSPECTUS--Institutional Shares                                         PAGE 7

-----------------------------------------------------------------------------------------------------------------------
FUND                           INVESTMENT POLICY
-----------------------------------------------------------------------------------------------------------------------
Mid Capitalization Fund        at least 80% of its total assets in common stocks, and securities convertible into common stocks, of companies believed by the investment adviser to be characterized by sound management and the ability to finance expected growth
-----------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund            at least 80% of its total assets in tax-exempt obligations
-----------------------------------------------------------------------------------------------------------------------
Prime Obligations Fund         invests in high quality money market instruments and other comparable investments
-----------------------------------------------------------------------------------------------------------------------
Small Capitalization           at least 80% of its total assets in common stocks, and securities convertible into
Fund                           common stocks, of companies believed by the investment adviser to be characterized by sound management and the ability to finance expected growth
-----------------------------------------------------------------------------------------------------------------------
Tax-Free Fund                  at least 80% of its total assets in municipal obligations the interest on which is both exempt from federal income tax and not treated as a preference item for alternative minimum tax purposes
-----------------------------------------------------------------------------------------------------------------------
Treasury Fund                  exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such securities
-----------------------------------------------------------------------------------------------------------------------
U.S. Government                at least 65% of its total assets in short-term U.S. Treasury bills, notes and other
Obligations Fund               obligations issued by the U.S. government or its agencies or instrumentalities
-----------------------------------------------------------------------------------------------------------------------


Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."

Management of the Funds


First of America serves as investment adviser, and, with respect to the International Fund and a portion of the Balanced Allocation Fund, Gulfstream serves as subadviser. First of America also serves as sub-administrator. BISYS, a partnership owned by The BISYS Group, Inc., serves as distributor and administrator. BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Transfer Agent"), serves as transfer agent, dividend paying agent and fund accountant. Union Bank of California, N.A. ("Union Bank" or the "Custodian"), formerly known as The Bank of California, N.A., serves as custodian.

Dividends and Taxes

Dividends from net income are declared and paid, if at all, on a monthly basis, except for the Money Market Funds which declare dividends daily and pay them monthly. Net realized capital gains are distributed at least annually. Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.




PROSPECTUS--Institutional Shares                                         PAGE 8

FEE TABLES (INSTITUTIONAL SHARES)


SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge (as a percentage of the offering price)...........................................   None

Sales Charge on Reinvested Distributions...............................................................   None

Deferred Sales Charge on Redemptions...................................................................   None

Redemption Fees(1).....................................................................................   None

Exchange Fees..........................................................................................   None


(1) Although no such fee is currently in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)(2)

                                                                                                                Total
                                                          Management            12b-1          Other          Operating
                                                             Fees               Fees         Expenses        Expenses(3)
                                                          ----------            ----         --------        -----------
GROWTH FUNDS:
Small Capitalization Fund........................           1.00%               0.00%          ____%            ____%
Mid Capitalization Fund..........................           1.00%               0.00%          ____%            ____%
Large Capitalization Fund                                   0.80%               0.00%          ____%            ____%
International Fund...............................          _____%(4)            0.00%          ____%            ____%
GROWTH AND INCOME FUNDS:
Balanced Allocation Fund.........................           0.75%               0.00%          ____%            ____%
Equity Income Fund...............................           1.00%               0.00%          ____%            ____%
INCOME FUNDS:
Bond Fund........................................           0.70%               0.00%          ____%            ____%
Limited Maturity Bond Fund.......................           0.55%               0.00%          ____%            ____%
Intermediate Government Obligations                         0.70%               0.00%          ____%            ____%
Fund.............................................
Government Income Fund...........................           0.45%               0.00%          ____%            ____%
TAX-FREE INCOME FUNDS:
Municipal Bond Fund..............................           0.55%               0.00%          ____%            ____%
Michigan Bond Fund...............................           0.55%               0.00%          ____%            ____%
MONEY MARKET FUNDS:
Prime Obligations Fund...........................           0.40%               0.00%          ____%            ____%
U.S. Government Obligations Fund.................           0.40%               0.00%          ____%            ____%
Treasury Fund....................................           0.40%               0.00%          ____%            ____%
Tax-Free Fund....................................           0.40%               0.00%          ____%            ____%




PROSPECTUS--Institutional Shares                                         PAGE 9

(2) After expense reductions.

(3) Certain purchases of the Funds through financial institutions may be subject to fees for additional services provided to investors.

(4) Calculated based on 1.25% of the first $50 million in average daily net assets, 1.20% on the next $50 million, 1.15% on the next $300 million and 1.05% over $400 million.

Management Fees and Total Expenses as a percentage of average net assets for the Balanced Allocation Fund, absent the voluntary reduction of advisory fees, would have been 1.00% and _____%, respectively. Management Fees, Other Expenses and Total Expenses as a percentage of average net assets for the Bond Fund absent the voluntary reduction of administration fees and advisory fees, would have been 0.74%, _____% and _____%, respectively. For the Limited Maturity Bond Fund they would have been 0.74%, _____% and _____%, respectively. For the Intermediate Government Obligations Fund they would have been 0.74%, _____% and _____%, respectively. For the Government Income Fund they are estimated to be 0.74%, _____% and _____%, respectively. For the Municipal Bond Fund they would have been 0.74%, _____% and _____%, respectively. For the Michigan Bond Fund they would have been 0.74%, _____% and _____%, respectively. Other Expenses and Total Expenses as a percentage of average net assets for the Prime Obligations Fund, absent the voluntary reduction of administration fees, would have been _____% and _____%, respectively. For the U.S. Government Obligations Fund, they would have been _____% and _____%, respectively. For the Treasury Fund they would have been _____% and _____%, respectively. (See "MANAGEMENT OF THE FUNDS - Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor").


EXPENSE EXAMPLES

You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Institutional Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                        1              3              5             10
                                                                      YEAR            YEARS         YEARS         YEARS

GROWTH FUNDS:
Small Capitalization Fund......................................       $ __            $ __          $ __           $___
Mid Capitalization Fund........................................       $ __            $ __          $ __           $___
Large Capitalization Fund .....................................       $ __            $ __          $ __           $___
International Fund.............................................       $ __            $ __          $ __           $___




PROSPECTUS--Institutional Shares                                        PAGE 10

GROWTH AND INCOME FUNDS:
Balanced Allocation Fund.......................................       $ __            $ __          $ __           $___
Equity Income Fund.............................................       $ __            $ __          $ __           $___
INCOME FUNDS:
Bond Fund......................................................       $ __            $ __          $ __           $___
Limited Maturity Bond Fund.....................................       $ __            $ __          $ __           $___
Intermediate Government Obligations Fund.......................       $ __            $ __          $ __           $___
Government Income Fund.........................................       $ __            $ __          $ __           $___
TAX-FREE INCOME FUNDS:
Municipal Bond Fund............................................       $ __            $ __          $ __           $ __
Michigan Bond Fund.............................................       $ __            $ __          $ __           $ __
MONEY MARKET FUNDS:
Prime Obligations Fund.........................................       $ __            $ __          $ __           $ __
U.S. Government Obligations Fund...............................       $ __            $ __          $ __           $ __
Treasury Fund..................................................       $ __            $ __          $ __           $ __
Tax-Free Fund..................................................       $ __            $ __          $ __           $ __


The information set forth in the foregoing Fee Tables and expense examples relates only to Institutional Shares of the Funds. Each of the Funds also may offer other classes of shares. The other classes of shares of the Funds are subject to the same expenses except that Rule 12b-1 fees and sales charges may apply.

The purpose of the above tables is to assist a potential purchaser of Institutional Shares of any Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by a financial institution, including First of America or any of its affiliates, to its customer accounts which may invest in Institutional Shares of the Funds. See "MANAGEMENT OF THE FUNDS" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of each of the Funds. The expense information for Institutional Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


The tables on the following pages set forth certain information concerning the investment results of the Institutional Shares of each of the Funds since its inception. Further financial information is included in the Statement of Additional Information and the Group's June 30, 1997 Annual Report to Shareholders which may be obtained free of charge.



PROSPECTUS--Institutional Shares                                        PAGE 11

The Financial Highlights for the periods presented below have been derived from financial statements audited by Coopers & Lybrand L.L.P., independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.

On March 31, 1993, the shareholders of all of the then-existing Funds of the Group approved the reclassification of such Funds' outstanding shares into Investor A Shares and Institutional Shares. The financial information provided below and in the Annual Report includes periods prior to such reclassification.



PROSPECTUS--Institutional Shares                                        PAGE 12


         SMALL CAPITALIZATION FUND - INSTITUTIONAL SHARES
==============================================================================================================================
                                                                                     Year ended June 30,
------------------------------------------------------------------------------------------------------------------------------
                                                                                    Institutional Shares
------------------------------------------------------------------------------------------------------------------------------
                                                         1997             1996             1995              1994     1993(b)
                                                         ----             ----             ----              ----     -------
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $34.50           $26.08           $19.83            $20.31     $14.64
                                                        ------           ------           ------            ------     ------
------------------------------------------------------------------------------------------------------------------------------
Investment Activities
------------------------------------------------------------------------------------------------------------------------------
  Net Investment Loss                                                    (0.27)           (0.25)            (0.28)     (0.14)
------------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                          12.34             8.65              0.30       6.76
                                                                         ------           ------            ------     -----
------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                     12.07             8.40              0.02       6.62
                                                                         ------           ------            ------     -----
------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                    --                --               --         --
------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                     (3.65)           (2.15)            (0.50)     (0.95)
                                                                         ------           ------            ------     ------
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                  (3.65)           (2.15)            (0.50)     (0.95)
                                                                         ------           ------            ------     ------
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $                $34.50           $26.08            $19.83     $20.31
                                                        ======           ======           ======            ======     ======
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)       %            50.03%           45.32%           (0.15)%     45.77%
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:

------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)                         $               $528,866         $354,825          $271,425   $291,462
------------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets                   %            1.29%             1.33%            1.30%      1.26%
------------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss to Average                   %
    Net Assets                                                          (0.93)%           (1.06)%          (1.14)%    (0.98)%
------------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets*                  %            1.29%             1.33%            1.30%      1.28%
------------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss to Average                   %
    Net Assets*                                                         (0.93)%           (1.06)%          (1.14)%    (1.01)%
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                 %            67.22%           50.53%            72.64%     71.21%
------------------------------------------------------------------------------------------------------------------------------
Average Commission Rate Paid (g)                        $               $0.0800
==============================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 13


============================================================================================================================
                                                                             Year ended June 30,
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Oct. 31,
                                                                                                                      1988
                                                                                                                  to June 30,
                                                                  1992             1991            1990             1989(a)
                                                                  ----             ----            ----             -------
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $13.58           $14.82          $11.59             $10.00
                                                                 ------           ------          ------             ------
----------------------------------------------------------------------------------------------------------------------------
Investment Activities
----------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                   (0.08)            0.14            0.04               0.06
----------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                   1.89            (1.24)           3.23               1.59
                                                                 ------           ------          ------             -----
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                              1.81            (1.10)           3.27               1.65
                                                                 ------           ------          ------             -----
----------------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                             --            (0.14)          (0.04)             (0.06)
----------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                             (0.75)             --              --                 --
                                                                 ------            ----            ----               ---
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (0.75)           (0.14)          (0.04)             (0.06)
                                                                 ------           ------          ------             ------
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $14.64           $13.58          $14.82             $11.59
                                                                 ======           ======          ======             ======
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)            12.95%           (6.76)%         28.28%           16.60%(e)
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)                                 $180,079         $107,500         $94,517           $53,917
----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                           1.19%            1.15%           1.11%            1.29%(c)
----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                     (0.61)%           1.08%           0.37%            0.80%(c)
----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                          1.28%            1.33%           1.33%            1.54%(c)
----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                                    (0.70)%           0.90%           0.15%            0.55%(c)
----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                      95.02%           139.66%         83.10%             51.79%
============================================================================================================================





PROSPECTUS--Institutional Shares                                        PAGE 14

         MID CAPITALIZATION FUND - INSTITUTIONAL SHARES

================================================================================================================================
                                                                                      Year ended June 30,
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     Institutional Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                           1997             1996            1995             1994        1993(b)
                                                           ----             ----            ----             ----        -------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $20.83           $16.62          $14.70           $15.10       $12.80
                                                          ------           ------          ------           ------       ------
--------------------------------------------------------------------------------------------------------------------------------
Investment Activities
--------------------------------------------------------------------------------------------------------------------------------
  Net Investment Loss                                                      (0.16)          (0.08)           (0.11)       (0.01)
--------------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                             5.03            3.47            (0.25)        2.73
                                                            --             ------          ------           ------       -----
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                        4.87            3.39            (0.36)        2.72
                                                            --             ------          ------           ------       -----
--------------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                      --               --               --        (0.02)
--------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                       (0.66)          (0.49)           (0.04)       (0.40)
--------------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                            --            (0.98)             --           --
                                                            --              ----           ------            ----         ---
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    (0.66)          (1.47)           (0.04)       (0.42)
                                                            --             ------          ------           ------       ------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $              $20.83          $16.62           $14.70       $15.10
                                                            ==             ======          ======           ======       ======
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)        %             29.83%          25.20%           (2.44)%      21.34%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)                             $             $650,495        $683,320         $533,260     $595,127
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                      %             1.29%            1.29%            1.28%        1.24%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Loss to Average                      %

  Net Assets                                                              (0.68)%          (0.64)%          (0.65)%      (0.09)%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                     %             1.29%            1.29%            1.28%        1.27%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Loss to Average                      %

  Net Assets*                                                             (0.68)%          (0.65)%          (0.65)%      (0.11)%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                  %             49.27%          46.39%           70.87%       66.48%
--------------------------------------------------------------------------------------------------------------------------------
Average Commission Rate Paid (g)                            $             $0.0796
================================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 15

         MID CAPITALIZATION FUND - INSTITUTIONAL SHARES (CONT'D)
============================================================================================================================
                                                                                   Year ended June 30,
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Oct. 31,
                                                                                                                     1988
                                                                                                                 to June 30,
                                                                        1992             1991            1990      1989(a)
                                                                        ----             ----            ----      -------
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $11.69           $12.37          $11.48      $10.00
                                                                       ------           ------          ------      ------
----------------------------------------------------------------------------------------------------------------------------
Investment Activities
----------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                          0.17             0.45            0.30        0.20
----------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                         1.59            (0.53)           1.86        1.47
                                                                       ------           ------          ------      -----
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                    1.76            (0.08)           2.16        1.67
                                                                       ------           ------          ------      -----
----------------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                (0.17)           (0.45)          (0.28)      (0.19)
----------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                   (0.48)           (0.15)          (0.99)        --
----------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                        --               --              --          --
                                                                        ----             ----            ----        ---
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.65)           (0.60)          (1.27)      (0.19)
                                                                       ------           ------          ------      ------
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $12.80           $11.69          $12.37      $11.48
                                                                       ======           ======          ======      ======
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                  15.18%           (0.45)%         19.23%    16.83%(e)
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)                                       $407,782         $298,655        $247,683    $180,124
----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                 1.18%            1.10%           1.07%     1.06%(c)
----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                            1.24%            3.87%           2.51%     2.80%(c)
----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                                1.26%            1.28%           1.29%     1.31%(c)
----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                                           1.15%            3.69%           2.29%     2.55%(c)
----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                            93.76%           189.26%         136.95%     87.30%
============================================================================================================================





PROSPECTUS--Institutional Shares                                        PAGE 16

         LARGE CAPITALIZATION FUND - INSTITUTIONAL SHARES
===============================================================================================================================
                                                                         Year ended June 30,
-------------------------------------------------------------------------------------------------------------------------------
                                                                         Institutional Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Dec. 28,
                                                                                                                  1995
                                                                                                               to June 30,
                                                                                                1997             1996(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                           $11.25            $10.00
                                                                                               ------            ------
-------------------------------------------------------------------------------------------------------------------------------
Investment Activities
-------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                                                                    0.03
-------------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                                                                   1.25
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                                                              1.28
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                                                          (0.03)
-------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                                                               --
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                                          (0.03)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                   $               $11.25
                                                                                                 ==              ======
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                                             %             12.86%(e)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)                                                                  $              $274,150
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                                           %             2.19%(c)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average                                                  %
  Net Assets                                                                                                    1.26%(c)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                                                          %             2.26%(c)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average                                                  %
  Net Assets*                                                                                                   1.19%(c)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                                                       %               0.86%
-------------------------------------------------------------------------------------------------------------------------------
Average Commission Rate Paid (g)                                                                 $               $0.0800
===============================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 17

         INTERNATIONAL FUND - INSTITUTIONAL SHARES
===================================================================================================================================
                                                                                         Year ended June 30,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Institutional Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Dec. 29,
                                                                                                                           1992 to
                                                                                                                          June 30,
                                                                   1997       1996            1995(f)           1994     1993(a)(b)
                                                                   ----       ----            -------           ----     ----------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $14.11     $12.33           $13.24           $11.54      $10.00
                                                                  ------     ------           ------           ------      ------
-----------------------------------------------------------------------------------------------------------------------------------
Investment Activities
-----------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                                0.02             0.04            (0.01)       0.04
-----------------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments and Foreign Currency Transactions                             1.80            (0.33)            1.75        1.51
                                                                             ------           ------           ------      -----
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                          1.82            (0.29)            1.74        1.55
                                                                             ------           ------           ------      -----
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                      (0.02)              --            (0.02)      (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                            --            (0.62)           (0.02)         --
-----------------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Investment Income                                         (0.02)             --               --          --
                                                                             ------            ----             ----        ---
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                      (0.04)           (0.62)           (0.04)      (0.01)
                                                                             ------                            ------      ------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $        $14.11           $12.33           $13.24      $11.54
                                                                    ==       ======           ======           ======      ======
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                %       14.76%           (1.86)%          15.12%     15.52%(e)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)                                      $      $364,095         $264,759         $261,798    $114,822
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                              %        1.55%            1.56%           1.52%      1.58%(c)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                         %        0.12%            0.31%          (0.30)%     0.82%(c)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                             %        1.55%            1.59%           1.57%      1.63%(c)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                                        %        0.12%            0.28%          (0.35)%      (0.77)%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                          %       54.47%           104.39%          37.23%      12.47%
-----------------------------------------------------------------------------------------------------------------------------------
Average Commission Rate Paid (g)                                     $       $0.0321
===================================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 18

         BALANCED ALLOCATION FUND - INSTITUTIONAL SHARES
========================================================================================================================
                                                                                            Year Ended June 30,
------------------------------------------------------------------------------------------------------------------------
                                                                                           Institutional Shares
------------------------------------------------------------------------------------------------------------------------




                                                                                   1997           1996           1995(f)
                                                                                   ----           ----           -------
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $13.37         $12.19           $10.67
                                                                                  ------         ------           ------
------------------------------------------------------------------------------------------------------------------------
Investment Activities
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                                                    0.36             0.31
------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                                                   1.74             1.68
                                                                                                 ------           -----
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                                              2.10             1.99
                                                                                                 ------           -----
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                                          (0.35)           (0.31)
------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                                             (0.57)           (0.03)
------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                                                  --             (0.13)
                                                                                                  ----            ------
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                          (0.92)           (0.47)
                                                                                                 ------           ------
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                      $            $13.37           $12.19
                                                                                    ==           ======           ======
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                               %            17.81%           19.22%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)                                                     $           $113,493         $89,294
------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                             %             1.16%           1.25%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                                        %             2.62%           2.75%
------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                                            %             1.41%           1.52%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                                                       %             2.37%           2.47%
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                                         %            437.90%         250.66%
------------------------------------------------------------------------------------------------------------------------
Average Commission Rate Paid (g)                                                    $            $0.0848
========================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 19

         BALANCED ALLOCATION FUND - INSTITUTIONAL SHARES (CONT'D)
=======================================================================================================================
                                                                                Year ended June 30,
-----------------------------------------------------------------------------------------------------------------------
                                                                               Institutional Shares
-----------------------------------------------------------------------------------------------------------------------
                                                                                                               Jan. 31,
                                                                                                                 1992
                                                                                                             to June 30,
                                                                                1994          1993(b)          1992(a)
                                                                                ----          -------          -------
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $11.08          $9.68            $10.00
                                                                               ------          -----            ------
-----------------------------------------------------------------------------------------------------------------------
Investment Activities
-----------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                                  0.27            0.28             0.14
-----------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                                (0.41)           1.41            (0.34)
                                                                               ------          ------           ------
-----------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                           (0.14)           1.69            (0.20)
                                                                               ------          ------           ------
-----------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                        (0.27)          (0.29)           (0.12)
-----------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                              --             --               --
-----------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                                --              --               --
                                                                                ----            ----             ---
-----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                        (0.27)          (0.29)           (0.12)
                                                                               ------          ------           ------
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $10.67          $11.08           $9.68
                                                                               ======          ======           =====
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                          (1.44)%         17.66%         (2.06)%(e)
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)                                                $71,427        $42,318          $38,136
-----------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                         1.09%          1.15%           1.19%(c)
-----------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                                    2.49%          2.70%           3.46%(c)
-----------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                                        1.39%          1.46%           1.50%(c)
-----------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                                                   2.18%          2.40%           3.13%(c)
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                                    192.39%        177.99%           47.58%
-----------------------------------------------------------------------------------------------------------------------
Average Commission Rate Paid (g)
===========================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 20

         EQUITY INCOME FUND - INSTITUTIONAL SHARES
===============================================================================================================================
                                                                                        Year ended June 30,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Institutional Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                                   1997      1996              1995             1994    1993(b)
                                                                   ----      ----              ----             ----    -------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $17.30    $14.49            $13.50           $14.69   $13.14
                                                                  ------    ------            ------           ------   ------
-------------------------------------------------------------------------------------------------------------------------------
Investment Activities
-------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                               0.34              0.39             0.39     0.45
-------------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                              3.26              1.00            (0.56)    1.69
                                                                            ------            ------           ------   -----
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                         3.60              1.39            (0.17)    2.14
                                                                            ------            ------           ------   -----
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                     (0.34)            (0.39)           (0.39)   (0.45)
-------------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Investment Income                                           --             (0.01)              --       --
-------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                        (0.45)              --             (0.24)   (0.14)
-------------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                             --                --             (0.39)     --
                                                                             ----              ----            ------    ---
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                     (0.79)            (0.40)           (1.02)   (0.59)
                                                                            ------            ------           ------   ------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $       $17.30            $14.49           $13.50   $14.69
                                                                    ==      ======            ======           ======   ======
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                %      25.30%            10.55%           (1.53)%  16.73%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)                                      $     $337,318          $346,164         $355,538 $384.240
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                              %       1.32%            1.32%             1.30%    1.26%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average                     %
  Net Assets                                                                 2.11%            2.86%             2.64%    3.28%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                             %       1.32%            1.32%             1.30%    1.28%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average                     %
  Net Assets*                                                                2.11%            2.86%             2.64%    3.25%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                          %      40.75%            77.70%           69.35%   67.26%
-------------------------------------------------------------------------------------------------------------------------------
Average Commission Rate Paid (g)                                     $      $0.0800
===============================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 21

         EQUITY INCOME FUND - INSTITUTIONAL SHARES (CONT'D)
================================================================================================================================
                                                                                       Year ended June 30,
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Oct. 31,
                                                                                                                         1988
                                                                                                                     to June 30,
                                                                            1992            1991           1990        1989(a)
                                                                            ----            ----           ----        -------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $12.48          $12.19         $11.35        $10.00
                                                                           ------          ------         ------        ------
--------------------------------------------------------------------------------------------------------------------------------
Investment Activities
--------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                              0.54            0.57           0.56          0.35
--------------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                             0.99            0.38           1.04          1.32
                                                                           ------          ------         ------        -----
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                        1.53            0.95           1.60          1.67
                                                                           ------          ------         ------        -----
--------------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                    (0.54)          (0.59)         (0.54)        (0.32)
--------------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Investment Income                                         --               --             --           --
--------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                       (0.33)          (0.07)         (0.22)          --
--------------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                            --              --             --            --
                                                                            ----            ----           ----          ---
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    (0.87)          (0.66)         (0.76)        (0.32)
                                                                           ------          ------         ------        ------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $13.14          $12.48         $12.19        $11.35
                                                                           ======          ======         ======        ======
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                      12.56%           8.22%         14.37%      16.97%(e)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)                                           $270,549        $150,980        $96,344      $66,367
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                    1.19%            1.13%          1.11%       1.16%(c)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                                              4.12%            4.75%          4.69%       4.92%(c)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                                   1.27%            1.31%          1.33%       1.41%(c)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                                              4.03%            4.57%          4.47%       4.67%(c)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                                68.42%          115.68%        53.08%        29.55%
================================================================================================================================





PROSPECTUS--Institutional Shares                                        PAGE 22

         BOND FUND - INSTITUTIONAL SHARES
================================================================================================================================
                                                                                      Year ended June 30,
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      Institutional Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                         1997             1996               1995               1994     1993(b)
                                                         ----             ----               ----               ----     -------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $9.56           $9.72              $9.29              $10.53    $10.54
                                                         -----           -----              -----              ------    ------
--------------------------------------------------------------------------------------------------------------------------------
Investment Activities
--------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                            0.59               0.61               0.60      0.71
--------------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                         (0.16)               0.43              (0.72)     0.46
                                                                        -------             ------            --------   -----
--------------------------------------------------------------------------------------------------------------------------------
    Total From Investment Activities                                      0.43               1.04              (0.12)     1.17
                                                                         ------             ------             ------    -----
--------------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                  (0.59)             (0.61)             (0.58)    (0.73)
--------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                       --                 --                 --      (0.45)
--------------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                          --                 --               (0.54)      --
                                                                          ----               ----              ------     ---
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                 (0.59)              (0.61)             (1.12)    (1.18)
                                                                        -------             ------             ------    ------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $              $9.56              $9.72              $9.29     $10.53
                                                          ==             =====              =====              =====     ======
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                    4.49%              11.78%            (1.52)%    11.84%
                                                           %
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (000)                          $            $549,336           $509,189           $469,903  $442,291
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average net Assets                    %             0.94%              1.02%              0.88%      0.87%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average           %
  Net Assets                                                             5.96%              6.54%              5.97%      6.50%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                   %             1.03%              1.14%              1.02%      1.01%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average           %
  Net Assets*                                                            5.87%              6.42%              5.83%      6.36%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                %            1189.27%           1010.64%           893.27%    443.98%
================================================================================================================================




PROSPECTUS--Institutional Shares                                      PAGE 23

         BOND FUND - INSTITUTIONAL SHARES (CONT'D)
========================================================================================================================
                                                                         Year ended June 30,
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                                Oct. 31,
                                                                                                                  1988
                                                                                                                 to June
                                                                                                                   30,
                                                                1992             1991             1990           1989(a)
                                                                ----             ----             ----           -------
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $10.07           $10.00           $10.11          $10.00
                                                               ------           ------           ------          ------
------------------------------------------------------------------------------------------------------------------------
Investment Activities
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                  0.75             0.77             0.78            0.53
------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                 0.56             0.08            (0.11)           0.09
                                                               ------           ------           ------          -----
------------------------------------------------------------------------------------------------------------------------
    Total From Investment Activities                            1.31             0.85             0.67            0.62
                                                               ------           ------           ------          -----
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                        (0.76)           (0.78)           (0.78)          (0.51)
------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                           (0.08)              --              --               --
------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                --               --               --              --
                                                                ----             ----             ----            ---
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                        (0.84)           (0.78)           (0.78)          (0.51)
                                                               ------           ------           ------          ------
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $10.54           $10.07           $10.00          $10.11
                                                               ======           ======           ======          ======
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)          13.47%            8.80%           6.94%          6.42%(e)
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
------------------------------------------------------------------------------------------------------------------------
Net Assets and End of Period (000)                            $477,526         $432,225         $316,477        $123,928
------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                         0.87%            0.84%           0.81%          0.82%(c)
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                    7.19%            7.72%           8.04%          8.06%(c)
------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                        1.01%            1.02%           1.02%          1.06%(c)
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                                   7.05%            7.54%           7.83%          7.82%(c)
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                    289.38%          339.74%         314.71%          121.08%
========================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 24

         LIMITED MATURITY BOND FUND - INSTITUTIONAL SHARES
==================================================================================================================================
                                                                                         Year ended June 30,
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Institutional Shares
----------------------------------------------------------------------------------------------------------------------------------
                                                             1997            1996              1995              1994     1993(b)
                                                             ----            ----              ----              ----     -------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $9.48           $9.71             $9.57            $10.18     $10.25
                                                             -----           -----             -----            ------     ------
----------------------------------------------------------------------------------------------------------------------------------
Investment Activities
----------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                               0.65              0.58              0.64       0.65
----------------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                             (0.21)             0.13             (0.59)      0.13
                                                                            -------           ------            ------     -----
----------------------------------------------------------------------------------------------------------------------------------
    Total From Investment Activities                                         0.44              0.71              0.05       0.78
                                                                            ------            ------            ------     -----
----------------------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                     (0.65)            (0.57)            (0.62)     (0.69)
----------------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Investment Income                                        (0.01)               --               --         --
----------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                           --                --               --       (0.16)
----------------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                             --                --              (0.04)       --
----------------------------------------------------------------------------------------------------------------------------------
  Tax Return of Capital                                                     (0.01)              --                --         --
                                                                            -------            ----              ----       ---
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                     (0.67)            (0.57)            (0.66)     (0.85)
                                                                            -------           ------            ------     ------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $              $9.48             $9.71            $9.57      $10.18
                                                              ==             =====             =====            =====      ======
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)          %             4.65%             7.76%            0.43%      7.98%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (000)                              $           $136,681          $141,781          $156,678   $141,706
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                        %             0.84%             0.84%            0.76%      0.72%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average               %
  Net Assets                                                                 6.32%             6.11%            6.32%      6.45%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                       %             1.08%             1.11%            1.05%      1.01%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average               %
  Net Assets*                                                                6.08%             5.84%            6.03%      6.16%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                    %            618.60%           397.97%          353.28%    123.10%
==================================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 25

         LIMITED MATURITY BOND FUND - INSTITUTIONAL SHARES (CONT'D)
============================================================================================================================
                                                                        Year ended June 30,

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                              Oct. 31,
                                                                                                               1988 to
                                                                                                              June 30,
                                                              1992             1991            1990            1989(a)
                                                              ----             ----            ----            -------
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $9.93            $9.88          $10.08           $10.00
                                                              -----            -----          ------           ------
----------------------------------------------------------------------------------------------------------------------
Investment Activities
----------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                0.71             0.72            0.83             0.53
----------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                               0.35             0.10           (0.15)            0.02
                                                             ------           ------          ------           -----
----------------------------------------------------------------------------------------------------------------------
    Total From Investment Activities                          1.06             0.82            0.68             0.55
                                                             ------           ------          ------           -----
----------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                      (0.71)           (0.73)          (0.83)           (0.47)
----------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                         (0.03)           (0.04)          (0.05)             --
----------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                               --               --              --               --
----------------------------------------------------------------------------------------------------------------------
  Total Return of Capital                                      --               --              --               --
                                                              ----             ----            ----             ---
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                      (0.74)           (0.77)          (0.88)           (0.47)
                                                             ------           ------          ------           ------
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.25            $9.93           $9.88           $10.08
                                                             ======            =====           =====           ======
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)        11.00%            8.66%           7.10%          5.70%(e)
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
----------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (000)                           $117,241          $70,870         $43,696          $71,627
----------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                       0.83%            0.91%           0.92%          0.88%(c)
----------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                  7.13%            7.47%           8.01%          8.19%(c)
----------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                      1.05%            1.10%           1.14%          1.12%(c)
----------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                                 6.91%            7.28%           7.79%          7.95%(c)
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                  87.75%           161.32%         319.11%          117.37%
======================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 26

         INTERMEDIATE GOVERNMENT OBLIGATIONS FUND - INSTITUTIONAL SHARES
===============================================================================================================================
                                                                                         Year ended June 30,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Institutional Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                                 1997          1996        1995                1994     1993(b)
                                                                 ----          ----        ----                ----     -------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $9.71          $9.93       $9.62              $10.53     $10.42
                                                                -----          -----       -----              ------     ------
-------------------------------------------------------------------------------------------------------------------------------
Investment Activities
-------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                                 0.62        0.52                0.60       0.68
-------------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                               (0.24)       0.31               (0.66)      0.22
                                                                              -------     ------              ------     -----
-------------------------------------------------------------------------------------------------------------------------------
    Total From Investment Operations                                           0.38        0.83               (0.06)      0.90
                                                                              ------      ------              ------     -----
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                       (0.60)      (0.52)              (0.60)     (0.73)
-------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                             --          --                  --      (0.06)
-------------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                               --          --                (0.25)       --
                                                                               ----        ----               ------      ---
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.60)      (0.52)              (0.85)     (0.79)
                                                                              -------     ------              ------     ------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $            $9.71       $9.93               $9.62     $10.53
                                                                  ==           =====       =====               =====     ======
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)              %           3.95%       9.02%              (0.80)%    8.94%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (000)                                 $          $225,313    $249,169            $281,232   $272,60
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                            %           0.96%       1.04%               0.90%     0.87%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                       %           5.76%       5.43%               5.90%     6.54%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                           %           1.05%       1.16%               1.04%     1.01%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                                      %           5.67%       5.31%               5.76%     6.40%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                        %          916.39%     549.13%             546.06%   225.90%
===============================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 27

         INTERMEDIATE GOVERNMENT OBLIGATIONS FUND - INSTITUTIONAL SHARES (CONT'D)
=======================================================================================================================
                                                                                  Year ended June 30,
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                             Oct. 31,
                                                                                                               1988
                                                                                                            to June 30,
                                                                       1992        1991            1990       1989(a)
                                                                       ----        ----            ----       -------
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.05       $9.91          $10.05      $10.00
                                                                      ------       -----          ------      ------
-----------------------------------------------------------------------------------------------------------------------
Investment Activities
-----------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                         0.71        0.74            0.79        0.50
-----------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                        0.46        0.15           (0.11)      (0.02)
                                                                      ------      ------          ------      ------
-----------------------------------------------------------------------------------------------------------------------
    Total From Investment Activities                                   1.17        0.89            0.68        0.48
                                                                      ------      ------          ------      -----
-----------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                               (0.71)      (0.75)          (0.79)      (0.43)
-----------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                  (0.09)         --           (0.03)         --
-----------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                       --          --              --          --
                                                                       ----        ----            ----        ---
-----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               (0.80)      (0.75)          (0.82)      (0.43)
                                                                      ------      ------          ------      ------
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $10.42      $10.05           $9.91      $10.05
                                                                      ======      ======           =====      ======
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                 12.03%       9.32%           7.07%     4.92%(e)
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
-----------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (000)                                    $234,906    $142,864        $100,205     $83,212
-----------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                0.87%       0.86%           0.85%     0.87%(c)
-----------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                           7.07%       7.48%           8.04%     7.79%(c)
-----------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                               1.01%       1.04%           1.06%     1.11%(c)
-----------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                                          6.93%       7.30%           7.83%     7.55%(c)
-----------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate (d)                                         114.76%     164.59%         294.62%     111.96%
=======================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 28

         GOVERNMENT INCOME FUND - INSTITUTIONAL SHARES
=================================================================================================================================
                                                                                 Year ended June 30,
---------------------------------------------------------------------------------------------------------------------------------
                                                                                 Institutional Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Nov. 12,
                                                                                                                          1992
                                                                                                                      to June 30,
                                                       1997             1996             1995            1994          1993(a)(b)
                                                       ----             ----             ----            ----          ----------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $9.25             $9.42            $9.41          $10.04           $10.00
                                                      -----             -----            -----          ------           ------
---------------------------------------------------------------------------------------------------------------------------------
Investment Activities
---------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                          0.75             0.76            0.74             0.48
---------------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                        (0.17)            0.01           (0.63)            0.04
                                                                       -------          ------          ------           -----
---------------------------------------------------------------------------------------------------------------------------------
    Total From Investment Activities                                    0.58             0.77            0.11             0.52
                                                                       ------           ------          ------           -----
---------------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                (0.67)           (0.68)          (0.73)           (0.48)
---------------------------------------------------------------------------------------------------------------------------------
  Tax Return of Capital                                                (0.08)           (0.08)          (0.01)             --
                                                                       ----- -          ------          ------            ---
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.75)           (0.76)          (0.74)           (0.48)
                                                                       -------          ------          ------           ------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $               $9.25            $9.42           $9.41           $10.04
                                                        ==              =====            =====           =====           ======
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)    %              6.34%            8.70%           1.04%          5.37%(e)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (000)                       $             $130,615         $110,190        $101,506         $71,862
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                  %              0.76%            0.83%           0.72%          0.70%(c)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                             %              7.94%            8.25%           7.51%          7.49%(c)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                 %              1.10%            1.19%           1.11%          1.09%(c)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average         %
  Net Assets*                                                           7.60%            7.89%           7.12%          7.09%(c)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                              %             348.01%          114.71%         102.24%         135.06%
=================================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 29

         MICHIGAN BOND FUND - INSTITUTIONAL SHARES
=============================================================================================================================
                                                                              Year ended June 30,
-----------------------------------------------------------------------------------------------------------------------------
                                                                              Institutional Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                                     1997             1996            1995             1994
                                                                     ----             ----            ----             ----
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.77           $10.76          $10.53           $10.97
                                                                    ------           ------          ------           ------
-----------------------------------------------------------------------------------------------------------------------------
Investment Activities
-----------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                                        0.50            0.50             0.48
-----------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                                       0.04            0.25            (0.36)
                                                                                     ------          ------           ------
-----------------------------------------------------------------------------------------------------------------------------
    Total From Investment Activities                                                  0.54            0.75             0.12
                                                                                     ------          ------           -----
-----------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                              (0.50)          (0.50)           (0.46)
-----------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Investment Income                                                   --            (0.02)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                                 (0.03)            --             (0.01)
-----------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                                      --              --             (0.09)
                                                                                      ----            ----            ------
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                             (0.53)           (0.52)           (0.56)
                                                                                    -------          ------           ------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $              $10.77          $10.76           $10.53
                                                                      ==             ======          ======           ======
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                  %             5.12%           7.33%            1.02%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (000)                                     $             $185,191        $176,068         $181,051
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                %             0.77%           0.78%            0.75%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average                       %
  Net Assets                                                                         4.57%           4.79%            4.35%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                               %             1.06%           1.07%            1.04%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average                       %
  Net Assets*                                                                        4.28%           4.50%            4.06%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                            %             27.66%          26.06%           6.69%
=============================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 30

         MICHIGAN BOND FUND - INSTITUTIONAL SHARES (CONT'D)
=======================================================================================================================
                                                                           Year ended June 30,
-----------------------------------------------------------------------------------------------------------------------
                                                                        Institutional
                                                                            Shares
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              July 2,
                                                                                                               1990
                                                                                                            to June 30,
                                                                           1993(b)            1992            1991(a)
                                                                           -------            ----            -------
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $10.58           $10.14           $10.00
                                                                            ------           ------           ------
-----------------------------------------------------------------------------------------------------------------------
Investment Activities
-----------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                               0.50             0.52             0.55
-----------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                              0.47             0.44             0.11
                                                                            ------           ------           -----
-----------------------------------------------------------------------------------------------------------------------
    Total From Investment Activities                                         0.97             0.96             0.66
                                                                            ------           ------           -----
-----------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                     (0.54)           (0.52)           (0.52)
-----------------------------------------------------------------------------------------------------------------------
  In Excess of Net Investment Income                                          --               --                --
-----------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                        (0.04)             --                --
-----------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                             --               --               --
                                                                             ----             ----             ---
-----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                     (0.58)           (0.52)           (0.52)
                                                                            ------           ------           ------
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $10.97           $10.58           $10.14
                                                                            ======           ======           ======
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                       9.42%            9.73%           6.77%(e)
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
-----------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (000)                                          $165,414         $146,782          $90,182
-----------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                     0.76%            0.84%           0.57%(c)
-----------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                                4.70%            5.15%           5.67%(c)
-----------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                                    1.05%            1.05%           1.15%(c)
-----------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                                               4.41%            4.93%           5.18%(c)
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                                 35.81%           19.97%           45.30%
=======================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 31

         MUNICIPAL BOND FUND - INSTITUTIONAL SHARES
===================================================================================================================================
                                                                                          Year ended June 30,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Institutional Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                               1997          1996             1995              1994        1993(b)
                                                               ----          ----             ----              ----        -------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.43        $10.39           $10.29            $10.92       $10.58
                                                              ------        ------           ------            ------       ------
-----------------------------------------------------------------------------------------------------------------------------------
Investment Activities
-----------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                               0.43             0.46              0.41         0.49
-----------------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                              0.04             0.27             (0.31)        0.48
                                                                            ------           ------            ------       -----
-----------------------------------------------------------------------------------------------------------------------------------
    Total From Investment Operations                                         0.47             0.73              0.10         0.97
                                                                            ------           ------            ------       -----
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                     (0.43)           (0.46)            (0.40)       (0.53)
-----------------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Investment Income                                          --             (0.17)              --           --
-----------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                           --              --              (0.21)       (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                             --               --              (0.12)         --
                                                                             ----             ----             ------        ---
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                     (0.43)           (0.63)            (0.73)       (0.63)
                                                                            -------          ------            ------       ------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $           $10.43           $10.39            $10.29       $10.92
                                                                ==          ======           ======            ======       ======
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                        4.55%           7.25%             0.81%         9.48%
                                                                 %
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (000)                               $          $132,527         $134,784          $147,687     $146,302
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                      0.80%           0.80%             0.77%         0.73%
                                                                 %
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                     %           4.10%           4.21%             3.83%         4.61%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                         %           1.09%           1.08%             1.06%         1.02%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average                 %
  Net Assets*                                                                3.81%           3.93%             3.53%         4.31%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                      %          47.46%           35.15%            44.39%       67.26%
===================================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 32

         MUNICIPAL BOND FUND - INSTITUTIONAL SHARES (CONT'D)
=========================================================================================================================
                                                                           Year ended June 30,
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                               Oct. 31,
                                                                                                                 1988
                                                                                                             to June 30,
                                                             1992             1991            1990             1989(a)
                                                             ----             ----            ----             -------
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $10.20           $10.03          $10.18             $10.00
                                                            ------           ------          ------             ------
-------------------------------------------------------------------------------------------------------------------------
Investment Activities
-------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                               0.52             0.55            0.57               0.40
-------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                              0.39             0.18           (0.12)              0.14
                                                            ------           ------          ------             -----
-------------------------------------------------------------------------------------------------------------------------
    Total From Investment Activities                         0.91             0.73            0.45               0.54
                                                            ------           ------          ------             -----
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                     (0.52)           (0.56)          (0.58)             (0.36)
-------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                        (0.01)             --            (0.02)               --
-------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                             --               --              --                 --
                                                             ----             ----            ----               ---
-------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (0.53)           (0.56)          (0.60)             (0.36)
                                                            ------           ------          ------             ------
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $10.58           $10.20          $10.03             $10.18
                                                            ======           ======          ======             ======
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)       9.11%            7.51%            4.57%            5.52%(e)
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
-------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (000)                          $130,788         $98,186         $100,445           $68,256
-------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                     0.81%            0.87%            0.85%            0.85%(c)
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                5.09%            5.49%            5.78%            6.11%(c)
-------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                    1.03%            1.06%            1.06%            1.09%(c)
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                               4.88%            5.29%            5.57%            5.87%(c)
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                 66.31%           76.55%          113.12%            82.22%
=========================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 33

         PRIME OBLIGATIONS FUND - INSTITUTIONAL SHARES
==========================================================================================================================
                                                                            Year ended June 30,
--------------------------------------------------------------------------------------------------------------------------
                                                                           Institutional Shares
--------------------------------------------------------------------------------------------------------------------------
                                                 1997             1996             1995            1994            1993(b)
                                                 ----             ----             ----            ----            -------
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $1.000           $1.000           $1.000          $1.000           $1.000
                                                ------           ------           ------          ------           ------
--------------------------------------------------------------------------------------------------------------------------
Investment Activities
--------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                           0.051            0.048           0.028            0.029
                                                                 -------          -------         -------          ------
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                          (0.051)          (0.048)         (0.028)          (0.029)
                                                                 -------          -------         -------          -------
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $1.000           $1.000           $1.000          $1.000           $1.000
                                                ======           ======           ======          ======           ======
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Total Return                                       %              5.17%            4.91%           2.85%            2.91%
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
--------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (000)                  $            $596,075         $640,380        $561,697         $478,821
--------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets            %              0.64%            0.65%           0.64%            0.64%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                       %              5.05%            4.83%           2.84%            2.88%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*           %              0.66%            0.67%           0.66%            0.66%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                      %              5.03%            4.81%           2.82%            2.86%
==========================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 34

         PRIME OBLIGATIONS FUND - INSTITUTIONAL SHARES (CONT'D)
================================================================================================================================
                                                                                 Year ended June 30,
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Aug. 24,
                                                                                                                         1987
                                                                                                                     to June 30,
                                                      1992            1991            1990            1989             1988(a)
                                                      ----            ----            ----            ----             -------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $1.000          $1.000          $1.000          $1.000             $1.000
                                                     ------          ------          ------          ------             ------
--------------------------------------------------------------------------------------------------------------------------------
Investment Activities
--------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                               0.046           0.069           0.080           0.083             0.056
                                                     -------         -------         -------         -------           ------
--------------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                              (0.046)         (0.069)         (0.080)         (0.083)           (0.056)
                                                     -------         -------         -------         -------           -------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $1.000          $1.000          $1.000          $1.000             $1.000
                                                     ======          ======          ======          ======             ======
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Total Return                                          4.75%           7.15%           8.32%           8.58%            5.76%(e)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (000)                   $690,908        $702,340        $547,351        $526,450           $241,545
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets               0.64%           0.64%           0.65%           0.62%            0.60%(c)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                          4.61%           6.86%           8.03%           8.26%            6.48%(c)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*              0.66%           0.66%           0.67%           0.66%            0.70%(c)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                         4.59%           6.84%           8.01%           8.22%            6.38%(c)
================================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 35

         TAX-FREE FUND - INSTITUTIONAL SHARES
================================================================================================================================
                                                                                  Year ended June 30,
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 Institutional Shares

--------------------------------------------------------------------------------------------------------------------------------
                                                       1997             1996             1995            1994            1993(b)
                                                       ----             ----             ----            ----            -------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $1.000           $1.000           $1.000          $1.000           $1.000
                                                      ------           ------           ------          ------           ------
--------------------------------------------------------------------------------------------------------------------------------
Investment Activities
--------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                 0.030            0.030           0.019            0.019
                                                                       -------          -------         -------          ------
--------------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                               (0.030)           (0.030)         (0.019)          (0.019)
                                                                      --------          -------         -------          -------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $1.000           $1.000           $1.000          $1.000           $1.000
                                                      ======           ======           ======          ======           ======
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Total Return                                             %              3.02%            3.00%           1.92%            2.10%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (000)                        $            $106,154          $98,489         $84,465          $86,292
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                  %              0.66%            0.64%           0.58%            0.55%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                             %              2.97%            2.97%           1.90%            2.08%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                 %              0.68%            0.70%           0.68%            0.65%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                            %              2.95%            2.91%           1.80%            1.98%
================================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 36

         TAX-FREE FUND - INSTITUTIONAL SHARES (CONT'D)
===============================================================================================================================
                                                                               Year ended June 30,
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     July 30,
                                                                                                                       1987
                                                                                                                    to June 30,
                                                    1992             1991             1990            1989            1988(a)
                                                    ----             ----             ----            ----            -------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $1.000           $1.000           $1.000          $1.000           $1.000
                                                   ------           ------           ------          ------           ------
-------------------------------------------------------------------------------------------------------------------------------
Investment Activities
-------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                             0.033            0.046            0.054           0.055            0.040
                                                   -------          -------          -------         -------          ------
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                            (0.033)          (0.046)          (0.054)         (0.055)          (0.040)
                                                   -------          -------          -------         -------          -------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $1.000           $1.000           $1.000          $1.000           $1.000
                                                   ======           ======           ======          ======           ======
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total Return                                        3.34%            4.73%            5.75%           5.62%          4.08%(e)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (000)                 $141,913         $139,615         $142,004        $120,031         $107,199
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets             0.59%            0.60%            0.61%           0.63%          0.64%(c)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                        3.29%            4.63%            5.43%           5.46%          4.34%(c)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*            0.69%            0.70%            0.70%           0.73%          0.75%(c)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                       3.19%            4.53%            5.34%           5.36%          4.23%(c)
===============================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 37

         TREASURY FUND - INSTITUTIONAL SHARES
=============================================================================================================
                                                             Year ended June 30,
-------------------------------------------------------------------------------------------------------------
                                                                                                    Dec. 1,
                                                                                                     1993
                                                                                                  to June 30,
                                                   1997             1996            1995            1994(a)
                                                   ----             ----            ----            -------
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $1.000           $1.000          $1.000           $1.000
                                                  ------           ------          ------           ------
-------------------------------------------------------------------------------------------------------------
Investment Activities
-------------------------------------------------------------------------------------------------------------
  Net Investment Income                                             0.050           0.048            0.017
                                                                   -------         -------          ------
-------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------
  Net Investment Income                                           (0.050)          (0.048)          (0.017)
                                                                  --------         -------          -------
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $1.000           $1.000          $1.000           $1.000
                                                  ======           ======          ======           ======
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Total Return                                         %              5.14%           4.91%          1.72%(e)
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
-------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (000)                    $            $223,416        $192,232          $76,035
-------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets              %              0.60%           0.64%          0.54%(c)
-------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                         %              4.98%           4.95%          3.15%(c)
-------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*             %              0.70%           0.78%          0.74%(c)
-------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                        %              4.88%           4.81%          2.95%(c)
=============================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 38

         U.S. GOVERNMENT OBLIGATIONS FUND - INSTITUTIONAL SHARES
================================================================================================================================
                                                                                      Year ended June 30,
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     Institutional Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                           1997             1996             1995            1994        1993(b)
                                                           ----             ----             ----            ----        -------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $1.000           $1.000           $1.000          $1.000       $1.000
                                                          ------           ------           ------          ------       ------
--------------------------------------------------------------------------------------------------------------------------------
Investment Activities
--------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                     0.050            0.048           0.028        0.028
                                                                           -------          -------         -------      ------
--------------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                   (0.050)           (0.048)         (0.028)      (0.028)
                                                                          --------          -------         -------      -------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $1.000           $1.000           $1.000          $1.000       $1.000
                                                          ======           ======           ======          ======       ======
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Total Return                                                 %              5.10%            4.87%           2.79%        2.86%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (000)                            $            $207,451         $227,565        $192,612     $223,855
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                      %              0.64%            0.67%           0.67%        0.64%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                 %              4.99%            4.76%           2.74%        2.81%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                     %              0.66%            0.69%           0.69%        0.66%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                                %              4.97%            4.74%           2.72%        2.79%
================================================================================================================================




PROSPECTUS--Institutional Shares                                        PAGE 39

         U.S. GOVERNMENT OBLIGATIONS FUND - INSTITUTIONAL SHARES (CONT'D)

==================================================================================================================================
                                                                                      Year ended June 30,
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Aug. 24,
                                                                                                                         1987 to
                                                                                                                         June 30,
                                                            1992             1991            1990             1989       1988(a)
                                                            ----             ----            ----             ----       -------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $1.000           $1.000          $1.000           $1.000       $1.000
                                                           ------           ------          ------           ------       ------
----------------------------------------------------------------------------------------------------------------------------------
Investment Activities
----------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                    0.044            0.066            0.078           0.080        0.055
                                                          -------          -------          -------         -------      ------
----------------------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                   (0.044)          (0.066)          (0.078)         (0.080)      (0.055)
                                                          -------          -------          -------         -------      -------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $1.000           $1.000          $1.000           $1.000       $1.000
                                                           ======           ======          ======           ======       ======
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Total Return                                               4.78%            6.82%            8.10%           8.31%       5.66%(e)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (000)                         $400,242         $341,903        $248,671         $201,012     $136,823
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                    0.64%            0.65%            0.65%           0.63%       0.62%(c)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                               4.43%            6.54%            7.79%           8.00%       6.25%(c)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                   0.66%            0.67%            0.67%           0.68%       0.73%(c)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                              4.41%            6.52%            7.77%           7.95%       6.14%(c)
==================================================================================================================================

NOTES TO FINANCIAL HIGHLIGHTS:

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)       Period from commencement of operations.

(b) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on the basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.

(c)       Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)       Not annualized.



PROSPECTUS--Institutional Shares                                      PAGE 40

(f) As of January 1, 1995, Gulfstream assumed the role of subadviser with respect to the International Fund and the portion of the Balanced Allocation Fund invested in foreign securities. Prior to that date, Ivory & Sime International, Inc. and Ivory & Sime plc served as subadvisers to the International Fund and the Balanced Allocation Fund had no subadviser.


(g) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives of each of the Funds are set forth below under the headings describing the Funds. The investment objective of each Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information). The investment policies of a Fund may be changed without a vote of the holders of a majority of outstanding shares of that Fund unless the policy is expressly deemed to be a fundamental policy or changeable only by such majority vote. There can be no assurance that the investment objective of any Fund will be achieved. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by First of America or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

GROWTH FUNDS

THE SMALL CAPITALIZATION FUND, THE MID CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND

THE INVESTMENT OBJECTIVE OF THE SMALL CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF SMALL- TO MEDIUM-SIZED COMPANIES. THE INVESTMENT OBJECTIVE OF THE MID CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. THE INVESTMENT OBJECTIVE OF THE LARGE CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF COMPANIES WITH LARGE MARKET CAPITALIZATION.

Under normal market conditions, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by First of America to have a market capitalization of less than $1 billion. The Mid Capitalization Fund, under normal market conditions, will invest at least



PROSPECTUS--Institutional Shares                                        PAGE 41

65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by First of America to have a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund will do the same with companies considered by First of America to have a market capitalization of greater than $5 billion. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of American depository receipts ("ADRs") or European depository receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper ("CCP"), and in Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Foreign Securities."

The Mid Capitalization Fund anticipates investing in growth-oriented, medium-sized companies. Medium-sized companies are considered to be those with a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund anticipates investing in growth-oriented companies with large market capitalization, defined as capitalization of over $5 billion. For both the Mid Capitalization Fund and Large Capitalization Fund, investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Mid Capitalization Fund and Large Capitalization Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. Small-sized companies are considered to be those with a market capitalization of less than $1 billion. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of such Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized more aggressive than a general equity fund.


PROSPECTUS--Institutional Shares                                        PAGE 42

Consistent with the foregoing, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.


------------------------------------------------------------------------------------------------------------

The Small Capitalization Fund, The Mid Capitalization Fund and The Large
Capitalization Fund

SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
  *Complex Securities                    *Foreign Securities                  *Foreign Currency Transactions
  *Futures Contracts                     *Government Obligations              *Lending Portfolio Securities
  *Mortgage-Related Securities           *Other Mutual Funds                  *Portfolio Turnover
  *Put and Call Options                  *Repurchase Agreements               *Restricted Securities
  *Reverse Repurchase Agreements         *When-Issued and Delayed-
   and Dollar Roll Agreements             Delivery Transactions
------------------------------------------------------------------------------------------------------------


THE INTERNATIONAL FUND

THE INVESTMENT OBJECTIVE OF THE INTERNATIONAL FUND IS TO SEEK LONG-TERM GROWTH OF CAPITAL.

Under normal market conditions the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small- or medium-sized companies on the basis of their capitalization.

Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs.

For purposes of investment by the International Fund only, companies are deemed to be small- or medium-sized if, at the time of purchase, they are of a size which would rank them in the lower half of a major market index in the applicable country by weighted market capitalization and in the lower half of all equity securities listed in recognized secondary markets where such markets exist. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more restrictive, the equity securities of all listed companies will be eligible for investment. In major markets, issuers could have capitalizations of up to approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.

The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Normally the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Fund's assets



PROSPECTUS--Institutional Shares                                        PAGE 43
could be invested in the securities of U.S. companies. In addition, the International Fund temporarily may invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.

----------------------------------------------------------------------------------------------------------
The International Fund
SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
  *Complex Securities           *Foreign Securities                         *Foreign Currency Transactions
  *Futures Contracts            *Government Obligations                     *Lending Portfolio Securities
  *Other Mutual Funds           *Portfolio Turnover                         *Put and Call Options
  *Repurchase Agreements        *Restricted Securities                      *Reverse Repurchase Agreements
  *When-Issued and                                                           and Dollar Roll Agreements
   Delayed-Delivery
   Transactions
----------------------------------------------------------------------------------------------------------

GROWTH AND INCOME FUNDS


THE BALANCED ALLOCATION FUND

THE INVESTMENT OBJECTIVE OF THE BALANCED ALLOCATION FUND IS TO SEEK CURRENT INCOME, LONG-TERM CAPITAL GROWTH AND CONSERVATION OF CAPITAL.

The Balanced Allocation Fund may invest in any type or class of security. Under normal market conditions the Balanced Allocation Fund will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed- rate preferred stock, convertible fixed-income securities, options and rights). The Balanced Allocation Fund intends to invest 45% to 65% of its total assets in common stocks and securities convertible into common stocks, 25% to 55% of its total assets in fixed-income securities and up to 30% of its total assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's total assets will be in foreign securities.

For the Balanced Allocation Fund, common stocks are held primarily for the purpose of providing long-term growth of capital. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection. The Balanced Allocation Fund will invest in the common and preferred stocks of companies with a market capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The Balanced Allocation Fund intends to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings.

For the Balanced Allocation Fund, fixed-income securities held consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Balanced Allocation Fund's assets may, from time to time, be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Balanced Allocation Fund




PROSPECTUS--Institutional Shares                                        PAGE 44
invests may have warrants or options attached. The Balanced Allocation Fund may also invest in repurchase agreements.

The Balanced Allocation Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations"), such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations" below.

The Balanced Allocation Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Balanced Allocation Fund will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating categories assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed-income securities rated within the fourth highest rating category assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities."

The Balanced Allocation Fund may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Balanced Allocation Fund may also invest in securities of other investment companies.

The Balanced Allocation Fund may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The Balanced Allocation Fund's investments in foreign securities may be made either directly or through the purchase of ADRs and the Balanced Allocation Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon First of America's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Allocation Fund reserves the right to hold short-term securities in whatever




PROSPECTUS--Institutional Shares                                        PAGE 45
proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by First of America. However, to the extent that the Balanced Allocation Fund is so invested, its investment objective may not be achieved during that time.

Like any investment program, investment in the Balanced Allocation Fund entails certain risks. As a Fund investing in common stocks the Balanced Allocation Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the Balanced Allocation Fund also invests in bonds, investors in the Balanced Allocation Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result the Balanced Allocation Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.

-------------------------------------------------------------------------------------------------------
The Balanced Allocation Fund
SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
  *Complex Securities                 *Foreign Securities                *Foreign Currency Transactions
  *Futures Contracts                  *Government Obligations            *Lending Portfolio Securities
  *Medium-Grade Securities            *Mortgage-Related Securities       *Other Mutual Funds
  *Portfolio Turnover                 *Put and Call Options              *Repurchase Agreements
  *Restricted Securities              *Reverse Repurchase                *When-Issued and Delayed-
                                        Agreements and Dollar              Delivery Transactions
                                        Roll Agreements
-------------------------------------------------------------------------------------------------------


THE EQUITY INCOME FUND

THE INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS TO SEEK CURRENT INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF HIGH QUALITY, DIVIDEND-PAYING COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. A SECONDARY INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS GROWTH OF CAPITAL.

The Equity Income Fund, under normal market conditions, will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management, the ability to finance expected growth and the ability to pay above-average dividends. The Equity Income Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time



PROSPECTUS--Institutional Shares                                        PAGE 46
deposits of domestic and foreign banks and savings and loan associations. The Equity Income Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, the Equity Income Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Foreign Securities."

The Equity Income Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the Equity Income Fund may be considered more conservative than growth-oriented equity funds such as the Group's Small Capitalization Fund and Mid Capitalization Fund.

Consistent with the foregoing, the Equity Income Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

--------------------------------------------------------------------------------------------------
The Equity Income Fund
SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
  *Complex Securities              *Foreign Securities              *Foreign Currency Transactions
  *Futures Contracts               *Government Obligations          *Lending Portfolio Securities
  *Mortgage-Related Securities     *Other Mutual Funds              *Portfolio Turnover
                                   *Repurchase Agreements           *Restricted Securities
  *Put and Call Options            *When-Issued and Delayed-
  *Reverse Repurchase               Delivery Transactions
   Agreements and Dollar Roll
   Agreements
--------------------------------------------------------------------------------------------------

INCOME FUNDS

THE BOND FUND AND THE LIMITED MATURITY BOND FUND

THE INVESTMENT OBJECTIVE OF THE BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES. THE INVESTMENT OBJECTIVE OF THE LIMITED MATURITY BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES WITH REMAINING MATURITIES OF SIX YEARS OR LESS.

Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first



PROSPECTUS--Institutional Shares                                      PAGE 47
mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies, as more fully described below. Some of the securities in which the Bond Fund invests may have warrants or options attached.

Under normal market conditions, the Limited Maturity Bond Fund will invest at least 80% of the value of its total assets in the following securities which have remaining maturities of six years or less: bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Limited Maturity Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Limited Maturity Bond Fund's total assets may be invested in the debt securities listed above without regard to maturity, as well as preferred stocks, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs. Under normal market conditions, the Limited Maturity Bond Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three years or less. By seeking to maintain a dollar-weighted average portfolio maturity of three years or less, the Limited Maturity Bond Fund attempts to minimize the fluctuation in its shares' net asset value relative to funds which invest in longer-term obligations. Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Limited Maturity Bond Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

The Bond Fund and Limited Maturity Bond Fund each expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations."



PROSPECTUS--Institutional Shares                                      PAGE 48

The Bond Fund and the Limited Maturity Bond Fund each also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Bond Fund and the Limited Maturity Bond Fund each will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the four highest rating categories assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities."

The Bond Fund and the Limited Maturity Bond Fund each may also invest in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, First of America may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

----------------------------------------------------------------------------------------------------------------
The Bond Fund and The Limited Maturity Bond Fund
SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
  *Complex Securities                         *Foreign Currency Transactions       *Foreign Securities
  *Futures Contracts                          *Government Obligations              *Lending Portfolio Securities
  *Medium-Grade Securities                    *Mortgage-Related Securities         *Municipal Securities
  *Other Mutual Funds                         *Portfolio Turnover                  *Put and Call Options
  *Repurchase Agreements                      *Restricted Securities               *Reverse Repurchase
  *When-Issued and Delayed-                                                        Agreements
    Delivery Transactions                                                            and Dollar Roll Agreements
----------------------------------------------------------------------------------------------------------------

THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

THE INVESTMENT OBJECTIVE OF THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND IS TO SEEK CURRENT INCOME WITH PRESERVATION OF CAPITAL BY INVESTING IN U.S. GOVERNMENT SECURITIES WITH REMAINING MATURITIES OF TWELVE YEARS OR LESS.



PROSPECTUS--Institutional Shares                                      PAGE 49

Under normal market conditions, the Intermediate Government Obligations Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and with remaining maturities of twelve years or less, although up to 20% of the value of its total assets may be invested in debt securities, preferred stocks and other investments without regard to maturity, except as set forth below. Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three to ten years. By seeking to maintain a dollar-weighted average portfolio maturity of three to ten years, the Intermediate Government Obligations Fund attempts to minimize the fluctuation in its shares' net asset value relative to funds which invest in longer-term obligations.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Intermediate Government Obligations Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

The types of U.S. government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations."

The Intermediate Government Obligations Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations."

-----------------------------------------------------------------------------------------------------------------
The Intermediate Government Obligations Fund
SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
  *Complex Securities                         *Foreign Currency Transactions          *Futures Contracts
  *Government Obligations                     *Lending Portfolio Securities           *Mortgage-Related Securities
  *Municipal Securities                       *Other Mutual Funds                     *Portfolio Turnover
  *Put and Call Options                       *Repurchase Agreements                  *Restricted Securities
  *Reverse Repurchase Agreements              *When-Issued and Delayed-
    and Dollar Roll Agreements                  Delivery Transactions
-----------------------------------------------------------------------------------------------------------------

THE GOVERNMENT INCOME FUND

THE INVESTMENT OBJECTIVE OF THE GOVERNMENT INCOME FUND IS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRUDENT INVESTMENT RISK.

Under normal market conditions, the Government Income Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in debt securities and preferred stocks of non-governmental issuers. Consistent with the foregoing, under



PROSPECTUS--Institutional Shares                                        PAGE 50
current market conditions, the Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. For more information, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Mortgage-Related Securities."

The types of U.S. government obligations, including mortgage-related securities, invested in by the Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations".

The Government Income Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities which are rated at the time of purchase within the top three rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.

-------------------------------------------------------------------------------------------------------------
The Government Income Fund
SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
  *Complex Securities                  *Foreign Currency Transactions           *Foreign Securities
  *Futures Contracts                   *Government Obligations                  *Lending Portfolio Securities
  *Mortgage-Related Securities         *Other Mutual Funds                      *Portfolio Turnover
  *Put and Call Options                *Repurchase Agreements                   *Restricted Securities
  *Reverse Repurchase                  *When-Issued and Delayed-
   Agreements and Dollar Roll           Delivery Transactions
   Agreements
-------------------------------------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS

THE MUNICIPAL BOND FUND AND THE MICHIGAN BOND FUND

THE INVESTMENT OBJECTIVE OF THE MUNICIPAL BOND FUND IS TO SEEK CURRENT INTEREST INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAXES AND PRESERVATION OF CAPITAL. THE INVESTMENT OBJECTIVE OF THE MICHIGAN BOND FUND IS TO SEEK INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAX AND MICHIGAN STATE INCOME AND INTANGIBLES TAXES, ALTHOUGH SUCH INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX WHEN RECEIVED BY CERTAIN SHAREHOLDERS, AND PRESERVATION OF CAPITAL.

Under normal market conditions and as a fundamental policy, at least 80% of the net assets of the Municipal Bond Fund will be invested in a diversified portfolio of Municipal Securities and



PROSPECTUS--Institutional Shares                                        PAGE 51
at least 80% of the net assets of the Michigan Bond Fund will be invested in a portfolio of Michigan Municipal Securities.

"Municipal Securities" include obligations consisting of bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. "Michigan Municipal Securities" include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangibles taxes. For more information regarding Municipal Securities and Michigan Municipal Securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Municipal Securities."

Under normal market conditions, at least 65% of the net assets of each of the Municipal Bond Fund and the Michigan Bond Fund will be invested in Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) consisting of bonds and notes with remaining maturities at the time of purchase of one year or more. Quality is the primary consideration in selecting Michigan Municipal Securities for investment by the Michigan Bond Fund.


The Municipal Bond Fund also intends that under normal market conditions its portfolio will maintain an average weighted rating of AA/Aa. Each of the Municipal Bond Fund and the Michigan Bond Fund intends that, under normal market conditions, it will be invested in long-term Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) and that the average weighted maturity of such investments will be 5 to 12 years, although the Michigan Bond Fund may invest in Michigan Municipal Securities of any maturity and First of America may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of a Tax-Free Income Fund's portfolio may vary depending upon the availability of suitable Municipal Securities or other relevant market factors.


The Michigan Bond Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by an NRSRO. The Michigan Bond Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Michigan Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a description of debt securities rated within the fourth highest rating categories assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities."



PROSPECTUS--Institutional Shares                                        PAGE 52

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Tax-Free Income Funds will not treat these bonds as "Municipal Securities" or "Michigan Municipal Securities" for purposes of measuring compliance with the 80% tests described above. To the extent the Tax-Free Income Funds invest in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Tax-Free Income Funds' distributions derived from these bonds. For further information relating to the types of municipal securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION - Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.

Investments of the Tax-Free Income Funds may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by First of America to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Tax-Free Income Funds' quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. Under such circumstances and during the period of such investment, the affected Tax-Free Income Fund may not achieve its stated investment objectives.

Although the Municipal Bond Fund may invest more than 25% of its net assets in
(i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Municipal Bond Fund's assets are concentrated in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state, or are concentrated in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so concentrated.

Because the Michigan Bond Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Michigan Bond Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State. However, the Michigan Bond Fund attempts to diversify, to the extent First of America deems appropriate, among issuers and geographic areas in the State of Michigan.

The Michigan Bond Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Michigan Bond Fund that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended ("1940 Act"). Nevertheless, the Michigan Bond Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires the Michigan Bond Fund generally to invest, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, the Michigan Bond Fund is not so restricted. In no event, however, may the Michigan Bond Fund invest more than 25% of its total assets in the obligations



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of any one issuer. Compliance with this requirement is measured at the close of each quarter of the Michigan Bond Fund's taxable year. Since a relatively high percentage of the Michigan Bond Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Michigan Bond Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

------------------------------------------------------------------------------------------------------------------
Tax-Free Income Funds
SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
  *Complex Securities                        *Foreign Currency Transactions          *Futures Contracts (Municipal
  *Government Obligations                    *Lending Portfolio Securities            Bond Fund only)
  *Medium-Grade Securities                   *Mortgage-Related Securities            *Municipal Securities
  *Other Mutual Funds                        *Portfolio Turnover                     *Private Activity Bonds
  *Put and Call Options                      *Repurchase Agreements                  *Restricted Securities
  *Reverse Repurchase Agreements             *When-Issued and Delayed-
     and Dollar Roll Agreements              Delivery
                                                  Transactions
------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUNDS

THE U.S. GOVERNMENT OBLIGATIONS FUND, THE PRIME OBLIGATIONS FUND, THE TREASURY FUND AND THE TAX-FREE FUND

THE INVESTMENT OBJECTIVE OF EACH OF THE U.S. GOVERNMENT OBLIGATIONS FUND, THE PRIME OBLIGATIONS FUND AND THE TREASURY FUND IS TO SEEK CURRENT INCOME WITH LIQUIDITY AND STABILITY OF PRINCIPAL. THE INVESTMENT OBJECTIVE OF THE TAX-FREE FUND IS TO SEEK AS HIGH A LEVEL OF CURRENT INTEREST INCOME FREE FROM FEDERAL INCOME TAXES AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND RELATIVE STABILITY OF PRINCIPAL.

Under normal market conditions, the U.S. Government Obligations Fund invests at least 65% of the value of its total assets in short-term U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Prime Obligations Fund invests in high-quality money market instruments, including Municipal Securities and other instruments deemed to be of comparable high quality as determined by the Board of Trustees. Under normal market conditions, the Treasury Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, its agencies or instrumentalities and in repurchase agreements related to such securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the Tax-Free Fund's total assets will be invested in Municipal Securities.

The U.S. Government Obligations Fund may invest up to 35% of the value of its total assets in high-quality money market instruments, including Municipal Securities, bankers' acceptances, certificates of deposit, time deposits, and other instruments deemed to be of comparable high quality as determined by the Board of Trustees.

The Tax-Free Fund may invest up to 20% of its total assets in obligations the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). If deemed appropriate for temporary



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defensive purposes, the Tax-Free Fund may increase its holdings in Taxable
Obligations to over 20% of its total assets and may also hold uninvested cash reserves pending investment. Taxable Obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper meeting the Tax-Free Fund's quality standards for tax-exempt commercial paper (as described below). These obligations are described further in the Statement of Additional Information.


As a money market fund, each Money Market Fund invests exclusively in United States dollar-denominated instruments which the Trustees of the Group and First of America determine present minimal credit risks and which at the time of acquisition are rated by one or more NRSROs in one of the two highest rating categories for short-term debt obligations or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. In addition, each of the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund diversifies its investments so that, with minor exceptions and except for United States government securities, not more than 5% of its total assets is invested in the securities of any one issuer, not more than 5% of its total assets is invested in securities of all issuers rated by an NRSRO at the time of investment in the second highest rating category for short-term debt obligations or deemed to be of comparable quality to securities rated in the second highest rating category for short-term debt obligations (either referred to as "Second Tier Securities") and not more than the greater of 1% of total assets or $1 million is invested in the Second Tier Securities of one issuer. All securities or instruments in which a Money Market Fund invests have remaining maturities of 397 calendar days (13 months) or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). The dollar-weighted average maturity of the obligations in a Money Market Fund will not exceed 90 days.

The Prime Obligations Fund and, within the limitations described above, the U.S. Government Obligations Fund may invest in commercial paper and other short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating categories assigned by an NRSRO or, if not rated, found by the Group's Board of Trustees to be of comparable quality. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument. For a description of the rating categories of the NRSROs, see the Appendix to the Statement of Additional Information. The Prime Obligations Fund may also invest in CCP, Europaper, bankers' acceptances, certificates of deposit and time deposits.

Variable amount master demand notes in which the U.S. Government Obligations Fund, the Prime Obligations Fund and certain other Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. First of America will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount




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


master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand, which shall not exceed seven days.


Each of the Money Market Funds may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying security, a dealer in the security, or by another third party, and may not be transferred separately from the underlying security. The Money Market Funds use these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable after a payment default on the underlying security may be treated as a form of credit enhancement.

Certain of the Money Market Funds' permitted investments may have received credit enhancement by a guaranty, letter of credit, or insurance. The Money Market Funds may evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the entity providing the credit enhancement, rather than the issuer. The bankruptcy, receivership, or default of an entity providing credit enhancement may adversely affect the quality and marketability of the underlying security.

Pursuant to the requirements of Rule 2a-7 adopted under the 1940 Act, each of the Money Market Funds will limit its investment, with respect to 75% of its assets, in the demand features of a single issuer to 10% of the Fund's assets. With respect to the remaining 25% of a Money Market Fund's assets, the Fund may invest in securities subject to demand features from, or directly issued by, one or more institutions, provided they are rated in the highest rating category assigned by an NRSRO and are issued by a "non-controlled person," as defined in the Rule. In addition, a demand feature, other than a standby commitment, may be acquired by a Money Market Fund only if the demand feature or its issuer has received a short-term rating from an NRSRO and not more than 5% of the Fund's assets are invested in demand features from a single issuer rated in the second highest short-term rating category assigned by an NRSRO.

Each of the Money Market Funds intends to follow the operational policies described above, as well as other non-fundamental policies that will enable the Fund to comply with the laws and regulations applicable to money market mutual funds, particularly Rule 2a-7 under the 1940 Act. Each of the Money Market Funds shall determine the effective maturity of its investments, the applicable credit rating of securities, and adequate diversification by reference to Rule 2a-7. Each of the Money Market Funds may change its operational policies to reflect changes in the laws and regulations applicable to money market mutual funds without shareholder approval.

The Tax-Free Fund may acquire zero-coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity. Additionally, the Tax-Free Fund, within the limitations described above and subject to the quality standards for tax-exempt commercial paper described below, may invest in commercial paper.



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



Although the Tax-Free Fund presently does not intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities which are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Investment Adviser. To the extent that the Tax-Free Fund's assets are concentrated in Municipal Securities that are so related, the Tax-Free Fund will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Tax-Free Fund's assets were not so concentrated.

--------------------------------------------------------------------------------------------------------
Money Market Funds
SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
  *Complex Securities (except             *Foreign Securities                    *Government Obligations
   Treasury Fund)                         *Lending Portfolio Securities          *Municipal Securities
  *Guaranteed Investment Contracts        *Private Activity Bonds (Tax-Free        (except Treasury Fund)
    (Prime Obligations Fund only)           Fund only)                           *Put and Call Options
  *Portfolio Turnover                     *Restricted Securities (except           (Tax-Free Fund only)
  *Repurchase Agreements                    Treasury Fund)                       *Reverse Repurchase
  *When-Issued and Delayed-                                                        Agreements and Dollar
    Delivery Transactions                                                          Roll Agreements
--------------------------------------------------------------------------------------------------------

RISK FACTORS AND INVESTMENT TECHNIQUES


Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with First of America Bank, N.A. (formerly, First of America Bank-Michigan, N.A., "FOA," the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to FOA's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.

COMPLEX SECURITIES

Some of the investment techniques utilized by First of America and in the case of the International Fund and Balanced Allocation Fund, Gulfstream, in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.




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



FOREIGN SECURITIES


The International Fund invests primarily in the securities of foreign issuers. The Balanced Allocation Fund may invest up to 20% of its total assets in foreign securities. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and Equity Income Fund may invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. The Government Income Fund, the U.S. Government Obligations Fund, the Prime Obligations Fund and the Tax-Free Fund may invest in foreign securities by purchasing: Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks outside the U.S.; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank; Canadian time deposits ("CTDs"), which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks; Yankee certificates of deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank but held in the U.S.; CCP; and Europaper.


Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S.- domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value



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



of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.


U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The International Fund and Balanced Allocation Fund may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.


Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the ECU, which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FOREIGN CURRENCY TRANSACTIONS

Each of the Funds, with the exception of the Money Market Funds and the Tax-Free Income Funds, may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs



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in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.


For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes it will increase, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.


The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to buy the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk



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of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of such currency increases. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.


No Fund intends to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. A Fund also will not enter into forward currency contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.


For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FUTURES CONTRACTS

The Growth Funds, the Growth and Income Funds, the Income Funds and the Municipal Bond Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercising the option at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected



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benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS

The U.S. Government Obligations Fund will invest primarily in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Subject to the investment parameters described above, each of the remaining Funds may also invest in such obligations. The Treasury Fund, however, will invest exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such securities.

The types of U.S. government obligations in which each of these Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Stripped Treasury Obligations in which the Money Market Funds may invest do not include certificates of accrual on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").


Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, SLMA or FHLMC, since it is not obligated to do so by law. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when First of America believes that the credit risk with respect thereto is minimal.


GUARANTEED INVESTMENT CONTRACTS

The Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund may invest in GICs. When investing in GICs, the Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses



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and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. The Prime Obligations Fund may only invest in GICs that have received the requisite ratings by one or more NRSROs, see "INVESTMENT OBJECTIVES AND POLICIES - The Money Market Funds" in this Prospectus. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment. For each of the Bond Fund and Limited Maturity Bond Fund, no more than 15% of its total assets will be invested in instruments which are considered to be illiquid. For the Prime Obligations Fund, no more than 10% of its total assets may be invested in instruments which are considered to be illiquid. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

MEDIUM-GRADE SECURITIES


Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund and Michigan Bond Fund may invest in fixed-income securities rated within the fourth highest rating category assigned by an NRSRO (i.e., BBB or Baa by S&P or Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.


Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, First of America will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES


The Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. However, the Government Income Fund may invest greater amounts as conditions warrant. Each of the remaining Funds, except the International Fund, may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Government Income Fund, Prime Obligations Fund and U.S. Government Obligations Fund may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.


The mortgage-related securities in which the these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations,



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graduated payment mortgage obligations, fifteen-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit



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of the United States government. FHLMC is a corporate instrumentality of the
United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States government.

The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, First of America determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in First of America's opinion are illiquid if, as a result, more than 15% of the value of the Government Income Fund's total assets will be illiquid.

Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, First of America will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.



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MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities (Michigan Municipal Securities, in the case of the Michigan Bond Fund) which may be held by the Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund, Michigan Bond Fund, Prime Obligations Fund, U.S. Government Obligations Fund and Tax-Free Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Municipal Bond Fund and Michigan Bond Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The above-named Funds may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Each of the above-named Funds invests primarily in Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or in the highest rating category assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. These Funds may also purchase Municipal Securities which are unrated at the time of purchase but determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The Money Market Funds may invest in Municipal Securities only in compliance with the requirements of Rule 2a-7 under the 1940 Act, which generally requires that they invest only in securities rated in the two highest rating categories assigned by an NRSRO (with no more than 5% of their assets invested in the second highest rating category). The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating category assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium Grade Securities."


Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor First of America will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

Municipal Securities and Michigan Municipal Securities purchased by the Tax-Free Income Funds may include rated and unrated variable and floating rate tax-exempt notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Tax-



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Free Income Funds will be determined by First of America, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Funds' investment policies. In making such determinations, First of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Free Income Funds will approximate their par value. The Tax-Free Income Funds will not purchase variable and floating rate notes or any other securities which in First of America's opinion are illiquid if, as a result, more than 15% of either Tax-Free Income Fund's total assets will be illiquid.

OTHER MUTUAL FUNDS


Each of the Funds, except the Money Market Funds, may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Parkstone Money Market Funds), provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Fund in shares of the Money Market Funds of the Group, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE FUNDS - Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor" and "GENERAL INFORMATION - Transfer Agency and Fund Accounting Services") will charge their fees to the investing Fund, rather than the Money Market Funds. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of unaffiliated mutual funds. Additional restrictions regarding the Funds' investments in securities of unaffiliated mutual funds and/or Money Market Funds of the Group are contained in the Statement of Additional Information.


PRIVATE ACTIVITY BONDS

The Tax-Free Income Funds and the Tax-Free Fund may invest in private activity bonds. It should be noted that the Tax Reform Act of 1986 substantially revised provisions of prior federal law affecting the issuance and use of proceeds of certain tax-exempt obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Any reference herein to private activity bonds includes industrial development bonds. Interest on private activity bonds is tax-exempt (and such bonds will be considered Municipal Securities for purposes of this Prospectus) only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. If a Fund invests in private activity bonds which fall outside these categories, shareholders may become subject to the alternative minimum tax on that part of the Fund's distributions derived from interest on such bonds. The Tax Reform Act generally does not change the federal tax treatment of bonds issued to finance government operations. For further information relating to the types of private activity bonds which will be included in income subject to the alternative minimum tax, see "ADDITIONAL INFORMATION - Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.



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PUT AND CALL OPTIONS


Each of the Growth Funds, the Growth and Income Funds, the Income Funds and the Tax-Free Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each Fund may also engage in writing call options from time to time as First of America or Gulfstream, as the case may be with respect to the Balanced Allocation Fund or International Fund, deem appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds will cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to each of the Balanced Allocation Fund and International Fund, 20% of its net assets.


Each of the Growth Funds, the Growth and Income Funds and the Government Income Fund, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.


In addition, each of the Tax-Free Fund and the Tax-Free Income Funds may acquire "puts" with respect to Municipal Securities (or Michigan Municipal Securities, as the case may be), held in its portfolio. Under a put, such Fund would have the right to sell a specified Municipal Security




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(or Michigan Municipal Security, as the case may be) within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. Each of the Tax-Free Fund and the Tax-Free Income Funds will acquire puts either solely to facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate of return. Each of the Tax-Free Fund and the Tax-Free Income Funds expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).


REPURCHASE AGREEMENTS

Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which First of America or Gulfstream, as the case may be, deem creditworthy under the guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

RESTRICTED SECURITIES

Securities in which each of the Funds, with the exception of the Treasury Fund, may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.



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Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1993 Act. An illiquid investment is any investment that cannot be disposed of within seven (7) days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. For each of the Non-Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. For each of the Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 10% of the market value of its net assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Each of the Funds may borrow money by entering into reverse repurchase agreements and, in the case of the Income Funds and the Tax-Free Income Funds, dollar roll agreements, in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income Funds and Tax-Free Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities



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or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of First of America or Gulfstream, as the case may be, to manage it might be adversely affected. The Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage.

LENDING PORTFOLIO SECURITIES


In order to generate additional income, each Fund except the Treasury Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by First of America or Gulfstream, as the case may be. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that First of America or Gulfstream, as the case may be, have determined are creditworthy under guidelines established by the Group's Board of Trustees.


PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.


Because the Money Market Funds intend to invest primarily in securities with maturities of less than one year (although each may invest in securities with maturities of up to 13 months) and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to each of the Money Market Funds is expected to be zero for regulatory purposes. For portfolio turnover rates for each of the Non-Money Market Funds, see "FINANCIAL HIGHLIGHTS."




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The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).

None of the Funds, with the exception of the Michigan Bond Fund, may:

          Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Irrespective of the investment restriction above, and pursuant to Rule 2a-7 under the 1940 Act, the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund and the Treasury Fund each will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to above under the caption "INVESTMENT OBJECTIVES AND POLICIES - The Money Market Funds."

The Michigan Bond Fund may not:

          Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, (a) more than 5% of the value of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the value of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in the securities of a single issuer.

For purposes of the investment limitations above, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security and, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.



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None of the Funds will:

1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

2. (a) Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% (10% in the case of the Money Market Funds) of its total assets at the time of borrowing (and provided that such bank borrowings, reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing; (b) enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements; and (c) issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder.

3. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

For purposes of investment limitation number 1 above only, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

The following additional investment restriction may be changed without the vote of a majority of the outstanding shares of a Fund.

Each Fund will not:

1. Purchase or otherwise acquire any securities if, as a result, more than 15% (10% in the case of the Money Market Funds) of the Fund's net assets would be invested in securities that are illiquid.



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In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES - Investment Restrictions" in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

TRUSTEES


Overall responsibility for management of the Group rests with its Board of Trustees. The Group will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently five Trustees, three of whom are not "interested persons" of the Group within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations. The names, addresses, birth dates and principal occupations during the past five years of the Trustees are set forth in the Statement of Additional Information.

The Trustees of the Group receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of First of America Bank Corporation ("FABC"), BISYS, The BISYS Group, Inc. or BISYS Ohio receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator. BISYS Ohio, an affiliate of BISYS, receives fees from the Group for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER AND SUBADVISER

First of America, 303 North Rose Street, Suite 500, Kalamazoo, Michigan 49007, was established in 1932 and is the investment adviser of the Group. First of America, a registered investment adviser, is a wholly-owned subsidiary of FOA, which is a wholly-owned subsidiary of FABC. FABC currently has over $21.5 billion in assets and provides financial services to communities in Michigan, Indiana, Illinois and Florida. FABC has, however, entered into an agreement to sell its operations in Florida, thereby reducing its assets by approximately $1.1 billion. As of June 30, 1997, First of America managed over $15.8 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. First of America acts as subadviser to the Trust Division of FABC with respect to $7.2 billion in discretionary assets, providing equity, fixed income, balanced and money management services.

Subject to such policies as the Group's Board of Trustees may determine, First of America, either directly or, with respect to the International Fund and the Balanced Allocation Fund, through Gulfstream, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.


First of America utilizes a team approach to the investment management of the Funds, with up to three professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objectives. Roger H. Stamper, Managing Director of First of America, is primarily responsible for the day-to-day management of each of the Growth Funds (except the International Fund) and the Growth and



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Income Funds. Mark R. Kummerer, Managing Director - Fixed Income of First of
America, is primarily responsible for the day-to-day management of the Income Funds. Christian S. Swantek, Vice President of First of America, is primarily responsible for the day-to-day management of the Tax-Free Income Funds. Messrs. Stamper and Kummerer have held their respective positions with First of America since 1988 and 1986, respectively. Prior to June 1993, Mr. Swantek was a portfolio manager at PNC Investment Management & Research and its various investment management affiliates.


For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, First of America receives a fee from the Large Capitalization Fund, computed daily and paid monthly, at the annual rate of 0.80% of the Fund's average daily net assets. For its services in connection with each of the Small Capitalization Fund, Mid Capitalization Fund, Equity Income Fund and Balanced Allocation Fund, First of America's fee is computed daily and paid monthly at the annual rate of 1.00% of the applicable Fund's average daily net assets. For its services in connection with the International Fund, First of America's fee is computed daily and paid monthly at the annual rate of 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million and 1.05% of average daily net assets above $400 million. For its services in connection with each Income Fund and Tax-Free Income Fund, First of America's fee is computed daily and paid monthly at the annual rate of 0.74% of each Income Fund's and Tax-Free Income Fund's average daily net assets. For its services in connection with the Money Market Funds, First of America's fee is computed daily and paid monthly, at the annual rate of 0.40% of each Money Market Fund's average daily net assets. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, First of America has entered into a Sub-Investment Advisory Agreement with Gulfstream 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement Gulfstream has been retained by First of America to manage the investment and reinvestment of the assets of the International Fund and to manage the investment and reinvestment of those assets of the Balanced Allocation Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for day-to-day management of the International Fund's assets and the applicable portion of the Balanced Allocation Fund, reviewing investment performance policies and guidelines and maintaining certain books and records, and First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. First of America may also render advice with respect to the International Fund's investments in the U.S. Gulfstream utilizes a team approach to investment management to ensure a disciplined investment process designed to result in long-term performance consistent with a Fund's investment objective. No one person is responsible for a Fund's management.


For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with First of America, Gulfstream receives from First of America a fee, computed



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


daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Allocation Fund which are invested in foreign securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James
P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. First of America is the sole limited partner, and as of August 31, 1996 exercised options to increase its interest in Gulfstream from 49% to 72%. As of June 30, 1997, Gulfstream had over $8.6 million in international assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average over 20 years of investment experience and 10 years of international investment experience.


Under Gulfstream's partnership agreement, First of America possesses veto authority over the general budgetary affairs of Gulfstream. Because of its current 72% ownership interest, First of America is deemed to control Gulfstream for purposes of the 1940 Act.

For further information regarding the relationship between Gulfstream and First of America, see "MANAGEMENT OF THE GROUP - Investment Adviser" in the Statement of Additional Information.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each Fund of the Group, and also acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). First of America serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Ohio, are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee, computed daily and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets, or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator First of America receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will



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



cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

The Distributor acts as agent for the Funds in the distribution of each of their shares and, in such capacity, solicits orders for the sale of shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group.

EXPENSES


First of America, Gulfstream and BISYS each bear all expenses in connection with the performance of its services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Institutional Shares and the other classes of shares of the Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and may, in the case of Investor A Shares, Investor B Shares and Investor C Shares, also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.


The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including the Institutional Shares class, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees' fees incurred as a result of issues relating solely to one class of shares.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Group's Transfer Agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Ohio also provides certain accounting services for each of the Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP - Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.



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While BISYS Ohio is a distinct legal entity from BISYS (the Group's
Administrator and Distributor), BISYS Ohio is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.

BANKING LAWS

First of America believes that it may perform the investment advisory services for the Group's Funds contemplated by the Investment Advisory Agreement and by this Prospectus without violating applicable banking laws or regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which First of America could continue to perform such services for the Group. See the Statement of Additional Information ("MANAGEMENT OF THE GROUP - Glass-Steagall Act") for further discussion.

HOW TO BUY INSTITUTIONAL SHARES


Institutional Shares of each Fund are continuously offered and may be purchased through procedures established by the Distributor in connection with the requirements of customer accounts maintained by or on behalf of certain financial institutions acting as fiduciary or agent for their customers ("Customer Accounts"). These procedures may include instructions under which a Customer Account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the financial institution and the customer are invested by the Distributor in Institutional Shares of the Money Market Funds, depending upon the type of Customer Account and/or the instructions of the customer. Institutional Shares of the Michigan Bond Fund may only be sold in those states where the Fund has filed the required notification documents, currently only Colorado, District of Columbia, Florida, Georgia, Hawaii, Illinois, Indiana, Michigan, Mississippi, New Jersey, Ohio and Virginia.


Institutional Shares of the Group sold to financial institutions acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the financial institution. With respect to Institutional Shares of the Group so sold, it is the responsibility of the particular financial institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Institutional Shares of the Group will be recorded by the financial institution and reflected in the account statements provided by the financial institution to customers. A financial institution may exercise voting authority for those Institutional Shares for which it is granted authority by the customer.

Institutional Shares of each Fund are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Institutional Shares. Purchases of Institutional Shares of any of the Funds will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund.



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Institutional Shares of all Funds, except the Money Market Funds, are eligible to earn dividends on the first Business Day following the execution of the purchase. Institutional Shares of the Money Market Funds purchased before 11:30 a.m., Eastern Time, begin earning dividends on the same Business Day. Institutional Shares of the Funds continue to be eligible to earn dividends through the day before their redemption.


An order to purchase Institutional Shares will be deemed to have been received by the Distributor only when federal funds are available to the Group's Custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Institutional Shares which is transmitted by federal funds wire will be available the same day for investment by the Group's Custodian, if received prior to the last Valuation Time (see "HOW SHARES ARE VALUED"). Purchases made by check or other means are made at the price next determined upon receipt of the purchase instrument. However, proceeds from redeemed shares purchased by check will not be sent until the method of payment has cleared. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Institutional Shares.


There is no sales charge imposed by the Group in connection with the purchase of Institutional Shares of the Funds. Depending upon the terms of a particular Customer Account, a financial institution may charge a Customer Account fees for automatic investment and other cash management services provided in connection with investment in the Group. Information concerning these services and any charges may be obtained from the financial institution. This Prospectus should be read in conjunction with any such information received from the financial institution.

The Group reserves the right to reject any order for the purchase of Institutional Shares in whole or in part.

Confirmations of purchases and redemption of Institutional Shares of the Group by financial institutions on behalf of their customers may be obtained from the financial institutions. Shareholders may rely on these statements in lieu of certificates. Certificates representing Institutional Shares of the Funds will not be issued.




HOW TO REDEEM YOUR INSTITUTIONAL SHARES

Shareholders may redeem their Institutional Shares without charge on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Shareholders may request redemptions by contacting their trust administrator or other financial consultant responsible for the Customer Account.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES

All or part of a customer's Institutional Shares may be redeemed in accordance with instructions and limitations pertaining to his or her Customer Account with a financial institution. For example, if a customer has agreed with a bank to maintain a minimum balance in his or her account with the bank, and the balance in that account falls below that minimum, the customer may be obliged to redeem, or the bank may redeem for and on behalf of the customer, all or part



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of the customer's Institutional Shares of a Fund of the Group to the extent necessary to maintain the required minimum balance.


Redemption orders are effected at the net asset value per share next determined after the Institutional Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Institutional Shares of the Funds may be more or less than the amount invested. Payment to shareholders for Institutional Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from financial institutions for next day payments upon redemption of Institutional Shares will be honored if the request for redemption is received by the Transfer Agent before 4:00 p.m., (Eastern
Time), on a Business Day or, if received after 4:00 p.m., (Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Also to the greatest extent possible, requests for same day payments upon redemption of Institutional Shares of the Money Market Funds will be honored if the request for redemption is received by the Transfer Agent before 11:30 a.m., (Eastern Time), on a Business Day or, if received after 11:30 a.m., (Eastern Time), on the next Business Day, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Shareholders should contact their trust administrator or other financial consultant responsible for the account to determine the financial institution's requirements for effectuating redemptions.


See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem Institutional Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

HOW SHARES ARE VALUED


The net asset value of Institutional Shares of the Funds, with the exception of the Money Market Funds, is determined and the shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") on each Business Day (generally 4:00 p.m. Eastern Time) (with respect to the Non-Money Market Funds, the "Valuation Time"). The net asset value of the Institutional Shares of the Money Market Funds is determined and the shares are priced as of 12:00 p.m. noon (Eastern Time) and as of the close of trading on the NYSE on each Business Day (with respect to the Money Market Funds, the "Valuation Times"). A "Business Day" is a day on which the NYSE is open for trading and any other day other than a day on which no shares are tendered for redemption and no order to purchase any shares is received. Currently, the NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding shares of such class.



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The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes. However, the assets in each Money Market Fund are valued based upon the amortized cost method. Pursuant to the rules and regulations of the SEC regarding the use of the amortized cost method, each Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Group seeks to maintain each Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

DIVIDENDS AND TAXES

GENERAL


Net income for each Fund is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is paid monthly, except for the Money Market Funds which declare dividends daily and pay them monthly. In some months, certain Funds may not pay any dividends. Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash. A shareholder wishing to make such an election, or any revocation thereof, must contact the trust administrator or other financial consultant responsible for the account to submit the request in writing to the Transfer Agent, c/o The Parkstone Group of Funds, P.O. Box 50551, Kalamazoo, Michigan 49005-0551. Any election or revocation thereof will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


Each of the Funds of the Group is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of its shareholders and each intends to distribute all of its net income and capital gains so that it is not required to pay federal income taxes on amounts so distributed to shareholders.

To avoid federal income tax, the Code requires each Fund to distribute each taxable year at least 90% of its investment company taxable income and at least 90% of its exempt-interest income. In addition, to avoid imposition of a non-deductible 4% excise tax, each Fund is required annually to distribute, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the twelve months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year. Finally, in order to permit the Municipal Bond Fund and the Michigan Bond Fund each to distribute exempt-interest dividends which shareholders may exclude from their gross taxable income for federal income tax purposes, at least 50% of such Fund's total assets must consist of obligations the interest on which is exempt from federal income tax as of the close of each fiscal quarter of such Fund.



PROSPECTUS--Institutional Shares                                        PAGE 81

A shareholder receiving a distribution of ordinary income and/or an excess of short-term capital gain over net long-term loss would treat it as a receipt of ordinary income. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends from domestic corporations, if any, received by that Fund bear to its gross income. A shareholder will not be able to take the dividends-received deduction unless that shareholder holds the shares for at least 46 days.

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to its shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held shares. Such distributions are not eligible for the dividends-received deduction.

Prior to purchasing shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.


Taxes may be imposed on the Funds, particularly the Balanced Allocation Fund and International Fund, by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its shareholders. In this case, shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Funds will report to their shareholders each year the amount, if any, of foreign taxes per share that they have elected to have treated as paid by their shareholders.


Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.

THE MUNICIPAL BOND FUND, THE MICHIGAN BOND FUND AND THE TAX-FREE FUND (THE "EXEMPT FUNDS")

Dividends derived from exempt-interest income may be treated by an Exempt Fund's shareholders as items of interest which may be excluded from their gross income. However, such dividends may be taxable to shareholders of the Municipal Bond Fund and the Tax-Free Fund under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. In determining net exempt-interest income, expenses of the Exempt Fund are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to the Exempt Fund's total gross income, excluding net capital gains. (Shareholders are advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion if such shareholder would be treated as a "substantial user" or a "related person" to such user under the Code). Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares is not deductible for federal income tax purposes if an Exempt Fund distributes



PROSPECTUS--Institutional Shares                                        PAGE 82
exempt-interest dividends during the shareholder's taxable year. It is anticipated that distributions from the Exempt Funds will not be eligible for the dividends-received deduction for corporations.

Under the Code, if a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend, although the Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations have been issued as of the date of this Prospectus. In addition, dividends attributable to interest on certain private activity bonds may have to be included in shareholders' income for purposes of calculating alternative minimum tax. See "ADDITIONAL INFORMATION - Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information for more information regarding the federal alternative minimum tax.

To the extent dividends paid to shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax. A shareholder should consult his or her own tax adviser for any special advice.

Distributions by the Michigan Bond Fund to holders of shares who are subject to the Michigan personal income tax and/or single business tax will not be subject to the Michigan personal income tax, single business tax or any Michigan city income tax to the extent that the distributions are attributable to income received by the Michigan Bond Fund as interest from Michigan Municipal Securities or to the extent that the distributions are attributable to interest income and gains from the sale or disposal of United States obligations exempted from state taxation by the United States Constitution, treaties, and statutes. However, some or all of the other distributions by the Michigan Bond Fund may be taxable by the State of Michigan or subject to applicable city income taxes, even if the distributions are attributable to income of the Michigan Bond Fund derived from obligations of the United States or its agencies and instrumentalities. In addition, to the extent that a shareholder of the Michigan Bond Fund is obligated to pay state or local taxes outside of Michigan, dividends earned by an investment in the Michigan Bond Fund may represent taxable income. Investments held in the Michigan Bond Fund by a Michigan resident are not subject to the Michigan intangible personal property tax to the extent that the investments are attributable to bonds or other similar obligations of the State of Michigan or a political subdivision thereof, or obligations of the United States.

The Michigan Department of Treasury in a 1986 Revenue Administrative Bulletin has taken the position that the tax attributes of the securities held by a mutual fund flow through to the investors. Based on this position, the Michigan Department of Treasury has stated that mutual fund distributions attributable to interest from the fund's investment in direct U.S. government securities, as well as Municipal Securities, will not be subject to the Michigan personal income tax. The Michigan Department of Treasury also has stated that an owner of a share of a mutual fund will not be subject to intangible personal property tax to the extent that the pro rata share of the securities underlying the mutual fund would be exempt.

For Michigan personal income tax and intangible personal property tax purposes, taxable distributions from investment income and short-term capital gains, if any, are taxable as ordinary



PROSPECTUS--Institutional Shares                                        PAGE 83
income, whether received in cash or additional shares, and are subject to the Michigan intangible personal property tax and to applicable Michigan city income taxes. The Michigan single business tax, a modified value added tax, is computed by applying the tax rate to a tax base determined by making certain adjustments to federal taxable income. Taxable distributions from investment income and gains, if any, may be included in federal taxable income or may comprise one of the adjustments made to the tax base. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer attributable to any gain realized from the sale, exchange or other disposition of Michigan Municipal Securities may be included in the Michigan single business taxpayer's adjusted tax base for purposes of the Michigan single business tax to the extent included in federal taxable income. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer are not subject to the Michigan single business tax to the extent that the distributions are attributable to interest income from and any gain realized from the sale, exchange or other disposition of U.S. securities. Taxable long-term capital gains distributions are taxable as long-term capital gains for Michigan purposes irrespective of how long a shareholder has held the shares, except that such distributions reinvested in shares of the Michigan Bond Fund are exempt from the Michigan intangible personal property tax.

THE U.S. GOVERNMENT OBLIGATIONS FUND, THE PRIME OBLIGATIONS FUND AND THE TREASURY FUND

Since all of the net investment income of the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends-received deduction for corporations. The U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gains dividends" as described in the Code.

The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. Potential investors are advised to consult their tax advisers concerning state and local taxes, which may differ from the federal, state and local income taxes described above.

PERFORMANCE INFORMATION

From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in a Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a class of shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares' net investment income per share earned during a recent one-month period by that class of shares' per share maximum offering price (reduced by



PROSPECTUS--Institutional Shares                                        PAGE 84
any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the Funds may present their respective distribution rates for a class of shares in shareholder reports and in supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Institutional Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of shares of the Funds, the net yield and total return on Institutional Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor A Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.


Investors may also judge the performance of any class of shares or Fund by comparing or referencing it to the performance of various mutual fund or market indices such as those published by various services including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION - Performance Comparisons" in the Statement of Additional Information.


Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by FABC or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if First of America and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

FUNDATA(R)

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's Funds through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by BISYS, during regular business hours.



PROSPECTUS--Institutional Shares                                        PAGE 85

GENERAL INFORMATION

ORGANIZATION OF THE GROUP


The Group was organized as a Massachusetts business trust in 1987 and currently offers eighteen Funds. The shares of each of the Funds of the Group, other than its four Money Market Funds, two Tax-Free Income Funds, the Conservative Allocation Fund and the Aggressive Allocation Fund are offered in four separate classes: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. Shares of each of the two Tax-Free Income Funds and the Prime Obligations Fund are offered in three separate classes: Investor A Shares, Investor B Shares and Institutional Shares. Shares of each of the U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund are offered in two separate classes: Investor A Shares and Institutional Shares. Shares of the Conservative Allocation Fund and the Aggressive Allocation Fund currently only offer Institutional Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have a par value.


Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.


As of June 30, 1997, FABC, through its wholly-owned subsidiaries, possessed on behalf of its underlying accounts voting or investment power with respect to more than 25% of the shares of each of the Funds, and therefore may be presumed to control each Fund within the meaning of the 1940 Act.


MULTIPLE CLASSES OF SHARES

In addition to Institutional Shares, the Group also offers Investor A Shares, Investor B Shares and Investor C Shares of certain Funds pursuant to a Multiple Class Plan adopted by the Group's



PROSPECTUS--Institutional Shares                                        PAGE 86

Trustees under Rule 18f-3 of the 1940 Act. A salesperson or other person entitled to receive compensation for selling or servicing shares may receive different compensation with respect to one particular class of shares over another in the same Fund. The amount of dividends payable with respect to other classes of shares will differ from dividends on Institutional Shares as a result of the Distribution and Shareholder Service Plan fees applicable to such other classes of shares and because the different classes of shares may bear different retail transfer agency expenses. For further details regarding these other classes of shares, call the Group at (800) 451-8377.

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at P.O. Box 50551, Kalamazoo, MI 49005-0551, or by calling toll-free
(800) 451-8377.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.



PROSPECTUS--Institutional Shares                                        PAGE 87

THE PARKSTONE GROUP OF FUNDS
Institutional Shares

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
First of America Investment Corporation
Suite 500
303 North Rose Street
Kalamazoo, Michigan  49007


SUBADVISER (INTERNATIONAL FUND AND BALANCED ALLOCATION FUND)
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas  75201


DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio  43219

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio  43219

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
San Francisco, California  94111

LEGAL COUNSEL
Howard & Howard Attorneys, P.C.
Suite 400
107 West Michigan Avenue
Kalamazoo, Michigan  49007




PROSPECTUS--Institutional Shares                                        PAGE 88

                            INVESTMENT PORTFOLIOS OF
                          THE PARKSTONE GROUP OF FUNDS

                              INSTITUTIONAL SHARES

                               THE LIFEWORKS FUNDS
                     PARKSTONE CONSERVATIVE ALLOCATION FUND
                       PARKSTONE BALANCED ALLOCATION FUND
                      PARKSTONE AGGRESSIVE ALLOCATION FUND

                                    FORM N-1A
                              CROSS REFERENCE SHEET


PART A.  INFORMATION REQUIRED IN A PROSPECTUS

item NO.                                                                  RULE 404(a) CROSS REFERENCE
-----------------------------------------------------------------------------------------------------
1.   Cover Page ................................    Cover Page

2.   Synopsis...................................    Prospectus Summary; Fee Tables

3.   Condensed Financial Information............    Financial Highlights; Performance Information

4.   General Description of Registrant..........    Cover Page; Investment Objectives and Policies;
                                                    Investment Restrictions; Risk Factors and
                                                    Investment Techniques; General Information -
                                                    Organization of the Group

5.   Management of the Fund.....................    Management of the Funds; Fee Tables

5A.  Management's Discussion of Fund
     Performance................................    Not Applicable

6.   Capital Stock and Other Securities.........    Dividends and Taxes; General Information -
                                                    Organization of the Group; General Information -
                                                    Multiple Classes of Shares; General Information -
                                                     Miscellaneous

7.   Purchase of Securities Being Offered.......    How to Buy Institutional Shares; How Shares are
                                                    Valued

8.   Redemption or Repurchase...................    How to Redeem Your Institutional Shares

9.   Pending Legal Proceedings..................    Inapplicable

THE PARKSTONE GROUP OF FUNDS
INSTITUTIONAL SHARES                         PROSPECTUS DATED SEPTEMBER 30, 1997



THE LIFEWORKS FUNDS


Parkstone Conservative
  Allocation Fund

Parkstone Balanced
  Allocation Fund

Parkstone Aggressive
  Allocation Fund


For more information call:
(800) 451-8377
or write to:
3435 Stelzer Road
Columbus, Ohio 43219


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE


The funds listed above are three of the eighteen currently-offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Institutional Shares. This Prospectus explains concisely what you should know before investing in the Institutional Shares of the Funds listed above. Please read it carefully and keep it for future reference. Institutional Shares are currently offered only to accounts that have a fiduciary or agency relationship with a financial institution. You can find more detailed information about the Funds in the September 30, 1997 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference.


THE SHARES OF THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF FIRST OF AMERICA INVESTMENT CORPORATION OR ITS PARENT, AND THE INVESTMENTS DESCRIBED IN THIS PROSPECTUS ARE NOT ENDORSED, INSURED OR GUARANTEED BY FIRST OF AMERICA INVESTMENT CORPORATION, ITS PARENT OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.

PROSPECTUS--LifeWorks Funds                                               PAGE 1

                          T A B L E OF C O N T E N T S




PROSPECTUS SUMMARY.........................................................  4
FEE TABLES ................................................................  6
FINANCIAL HIGHLIGHTS.......................................................  7
INVESTMENT OBJECTIVES AND POLICIES......................................... 12
RISK FACTORS AND INVESTMENT TECHNIQUES..................................... 15
INVESTMENT RESTRICTIONS.................................................... 26
MANAGEMENT OF THE FUNDS.................................................... 27
HOW TO BUY LIFEWORKS FUNDS SHARES.......................................... 31
HOW TO REDEEM YOUR LIFEWORKS FUNDS......................................... 33
HOW SHARES ARE VALUED...................................................... 34
DIVIDENDS AND TAXES........................................................ 34
PERFORMANCE INFORMATION.................................................... 35
FUNDATA(R)................................................................. 37
GENERAL INFORMATION........................................................ 37




PROSPECTUS--LifeWorks Funds                                               PAGE 2

The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers to the public eighteen separate investment portfolios, seventeen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.

This Prospectus relates only to the Institutional Shares of the following Funds:

         Parkstone Conservative Allocation Fund (the "Conservative Allocation
             Fund")

         Parkstone Balanced Allocation Fund, formerly known as the Parkstone
             Balanced Fund (the "Balanced Allocation Fund")

         Parkstone Aggressive Allocation Fund (the "Aggressive Allocation Fund")


For convenience of reference, the above Funds are sometimes collectively referred to as the "LifeWorks Funds."

The Trustees of the Group have divided beneficial ownership of each of the Funds into an unlimited number of transferable units called shares. Most Funds of the Group offer multiple classes of shares. The Conservative Allocation Fund and the Aggressive Allocation Fund only offer Institutional Shares, while the Balanced Allocation Fund offers Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. This Prospectus describes Institutional Shares of each of the LifeWorks Funds. Interested persons who wish to obtain a copy of any of the Group's other Prospectuses or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.

The investment objectives of each of the LifeWorks Funds are described in this Prospectus and are summarized in the Prospectus Summary. First of America Investment Corporation, Kalamazoo, Michigan ("First of America" or the "Investment Adviser"), acts as the investment adviser to each of the LifeWorks Funds. To provide investment advisory services for the LifeWorks Funds for investments in foreign securities, First of America has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").




PROSPECTUS--LifeWorks Funds                                               PAGE 3

PROSPECTUS SUMMARY

Shares Offered

This Prospectus relates to Institutional Shares of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund.

These Funds represent three separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares


The public offering price of Institutional Shares of each Fund is equal to the net asset value per share. There are no initial or contingent deferred sales charges on Institutional Shares. Shares may be purchased through procedures established by the Group's distributor, BISYS Fund Services, L.P. ("BISYS" or the "Distributor"). Shareholders may redeem their shares by contacting their trust administrator or financial consultant responsible for the account. See "HOW TO BUY INSTITUTIONAL SHARES," "HOW TO REDEEM INSTITUTIONAL SHARES" and "HOW SHARES ARE VALUED."


Minimum Purchase

For financial institutions, there is a $100,000 minimum initial purchase (based on the public offering price) per Fund with no minimum subsequent investment. Such minimum initial investment may be waived for certain purchasers. There is no minimum requirement for individual shareholders on whose behalf the financial institutions are purchasing Institutional Shares.

Investment Objectives

The Conservative Allocation Fund seeks current income and conservation of capital, with a secondary objective of long-term capital growth. The Balanced Allocation Fund seeks current income, long-term capital growth and conservation of capital. The Aggressive Allocation Fund seeks capital appreciation and income growth.

Investment Policies


Under normal market conditions, each Fund will invest in various types or classes of securities, including all types of common stocks, fixed-income securities and securities convertible into common stocks. The emphasis of investment in each type of security varies among the LifeWorks Funds as described in this Prospectus.


Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."

PROSPECTUS--LifeWorks Funds                                               PAGE 4

Management of the Funds

First of America serves as investment adviser, and, with respect to a portion of the Funds, Gulfstream serves as subadviser. First of America also serves as sub-administrator. BISYS, a partnership owned by The BISYS Group, Inc., serves as distributor and administrator. BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Transfer Agent") serves as transfer agent, dividend paying agent and fund accountant. Union Bank of California, N.A. ("Union Bank" or the "Custodian"), formerly known as The Bank of California, N.A., serves as custodian.

Dividends and Taxes


Dividends from net income are declared and paid, if at all, on a monthly basis. Net realized capital gains are distributed at least annually. Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.




PROSPECTUS--LifeWorks Funds                                               PAGE 5

FEE TABLES (INSTITUTIONAL SHARES)

SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge (as a percentage of the offering price)...           None

Sales Charge on Reinvested Distributions.......................           None

Deferred Sales Charge on Redemptions...........................           None

Redemption Fees(1).............................................           None

Exchange Fees..................................................           None


(1) Although no such fee is currently in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)(2)

                                                                                 Total
                                          Management     12b-1       Other     Operating
                                             Fees        Fees      Expenses    Expenses(3)
                                          ----------     -----     --------    -----------
Conservative Allocation Fund........         0.70%       0.00%           %            %
Balanced Allocation Fund                     0.75%       0.00%           %            %
Aggressive Allocation Fund..........         0.85%       0.00%           %            %


(2) After expense reductions.

(3) Certain purchases of the Funds through financial institutions may be subject to fees for additional services provided to investors.

Management Fees and Total Expenses as a percentage of average net assets for the Balanced Allocation Fund, absent the voluntary reduction of advisory fees, would have been 1.00% and _____%, respectively. The annual percentages of Management Fees and Total Expenses for the Conservative Allocation Fund and Aggressive Allocation Fund are based on expected fees and expenses and expected voluntary reductions. Absent the expected voluntary reduction of advisory fees, Management Fees and Total Expenses for the Conservative Allocation Fund would be 1.00% and _____%, respectively. For the Aggressive Allocation Fund, they would be 1.00% and _____%, respectively. (See "MANAGEMENT OF THE FUNDS - Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor").



PROSPECTUS--LifeWorks Funds                                               PAGE 6

EXPENSE EXAMPLES

You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Institutional Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                               1         3         5        10
                                             YEAR      YEARS     YEARS     YEARS
Conservative Allocation Fund*..........     $          $           --        --
Balanced Allocation Fund...............     $          $         $         $
Aggressive Allocation Fund*............     $          $           --        --


*Because the Conservative Allocation Fund and the Aggressive Allocation Fund have been in operation for less than 10 months, expense example information is provided only for 1-year and 3-year periods.


The information set forth in the foregoing Fee Tables and expense examples relates only to Institutional Shares of the Funds. Each of the Funds also may offer other classes of shares. The other classes of shares are subject to the same expenses except that Rule 12b-1 fees and sales charges may apply.


The purpose of the above tables is to assist a potential purchaser of Institutional Shares of any of the LifeWorks Funds in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by a financial institution, including First of America or any of its affiliates, to its customer accounts which may invest in Institutional Shares of the Funds. See "MANAGEMENT OF THE FUNDS" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of each of the Funds. The expense information for Institutional Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


The tables on the following pages set forth certain information concerning the investment results of the Institutional Shares of each of the LifeWorks Funds since its inception. Further financial information regarding the LifeWorks Funds is included in the Statement of Additional Information and the Group's June 30, 1997 Annual Report to Shareholders which may be obtained free of charge.


The Financial Highlights for the periods presented below have been derived from financial statements audited by Coopers & Lybrand L.L.P., independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.

On March 31, 1993, the shareholders of all of the then-existing Funds of the Group, including the Balanced Allocation Fund, approved the reclassification of such Funds' outstanding shares into Investor A Shares and Institutional Shares. The financial information provided below and in the Annual Report includes periods prior to such reclassification.

PROSPECTUS--LifeWorks Funds                                               PAGE 7

        CONSERVATIVE ALLOCATION FUND - INSTITUTIONAL SHARES

======================================================================================
                                                                  Year ended June 30,
--------------------------------------------------------------------------------------
                                                                  Institutional Shares
--------------------------------------------------------------------------------------

                                                                           Dec. 30,
                                                                             1996
                                                                         to June 30,
                                                                           1997(a)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $10.00
                                                                            ------
--------------------------------------------------------------------------------------
Income from Investment Activities
--------------------------------------------------------------------------------------
  Net Investment Income (Loss)
--------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments
                                                                            ------
--------------------------------------------------------------------------------------
    Total from Investment Activities
                                                                            ------
--------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------
  Net Investment Income
--------------------------------------------------------------------------------------
  Net Realized Gains
--------------------------------------------------------------------------------------
  In Excess of Net Realized Gains
                                                                            ------
--------------------------------------------------------------------------------------
    Total Distributions
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $
                                                                            ======
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                             %(c)
--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
--------------------------------------------------------------------------------------
Net Assets, End of Period (000)                                             $
--------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                           %(c)
--------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average                                  %(c)
  Net Assets
--------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                                          %(c)
--------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average                                  %(c)
  Net Assets*
--------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                                       %
--------------------------------------------------------------------------------------
Average Commission Rate Paid (g)                                            $
======================================================================================


PROSPECTUS--LifeWorks Funds                                               PAGE 8

         BALANCED ALLOCATION FUND - INSTITUTIONAL SHARES

==================================================================================================
                                                                  Year ended June 30,
--------------------------------------------------------------------------------------------------
                                                                 Institutional Shares
--------------------------------------------------------------------------------------------------

                                                            1997           1996           1995(f)
                                                            ----           ----           -------
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $13.37        $ 12.19          $ 10.67
                                                           ------        -------          -------
--------------------------------------------------------------------------------------------------
Income from Investment Activities
--------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                              0.36             0.31
--------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                             1.74             1.68
                                                           ------        -------          -------
--------------------------------------------------------------------------------------------------
    Total from Investment Activities                                        2.10             1.99
                                                           ------        -------          -------
--------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------
  Net Investment Income                                                    (0.35)           (0.31)
--------------------------------------------------------------------------------------------------
  Net Realized Gains                                                       (0.57)           (0.03)
--------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                             --            (0.13)
                                                           ------        -------          -------
--------------------------------------------------------------------------------------------------
    Total Distributions                                                    (0.92)           (0.47)
                                                           ------        -------          -------
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $             $ 13.37          $ 12.19
                                                           ======        =======          =======
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)            %          17.81%          19.22%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)                            $             $113,493         $89,294
--------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                          %           1.16%           1.25%
--------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                     %           2.62%           2.75%
--------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                         %           1.41%           1.52%
--------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                                    %           2.37%           2.47%
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                      %         437.90%         250.66%
--------------------------------------------------------------------------------------------------
Average Commission Rate Paid (g)                           $            $  0.0848
==================================================================================================


PROSPECTUS--LifeWorks Funds                                               PAGE 9

===============================================================================================================
                                                                                  Year ended June 30,
---------------------------------------------------------------------------------------------------------------
                                                                                 Institutional Shares
---------------------------------------------------------------------------------------------------------------

                                                                                                  Jan. 31,
                                                                                                   1992
                                                                                                 to June 30,
                                                                      1994         1993(b)         1992(a)
                                                                      ----         -------         -------
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $ 11.08        $  9.68         $ 10.00
                                                                    -------        -------         -------
---------------------------------------------------------------------------------------------------------------
Income from Investment Activities
---------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                         0.27           0.28            0.14
---------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                       (0.41)          1.41           (0.34)
                                                                    -------        -------         -------
---------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                  (0.14)          1.69           (0.20)
                                                                    -------        -------         -------
---------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------
  Net Investment Income                                               (0.27)         (0.29)          (0.12)
---------------------------------------------------------------------------------------------------------------
  Net Realized Gains
---------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                        --             --              --
                                                                    -------        -------         -------
---------------------------------------------------------------------------------------------------------------
    Total Distributions                                               (0.27)         (0.29)          (0.12)
                                                                    -------        -------         -------
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $ 10.67        $ 11.08         $  9.68
                                                                    =======        =======         =======
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)                 (1.44)%        17.66%          (2.06)%(e)
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)                                     $71,427        $42,318         $38,136
---------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                1.09%          1.15%           1.19%(c)
---------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                           2.49%          2.70%           3.46%(c)
---------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                               1.39%          1.46%           1.50%(c)
---------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                                          2.18%          2.40%           3.13%(c)
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                          192.39%        177.99%          47.58%
---------------------------------------------------------------------------------------------------------------
Average Commission Rate Paid (g)
===============================================================================================================


PROSPECTUS--LifeWorks Funds                                              PAGE 10

         AGGRESSIVE ALLOCATION FUND - INSTITUTIONAL SHARES

================================================================================
                                                           Year ended June 30,
--------------------------------------------------------------------------------
                                                           Institutional Shares
--------------------------------------------------------------------------------

                                                                  Dec. 31,
                                                                    1996
                                                                to June 30,
                                                                  1997(a)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.00
                                                                   ------
-----------------------------------------------------------------------------
Income from Investment Activities
-----------------------------------------------------------------------------
  Net Investment Income (Loss)
-----------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments
-----------------------------------------------------------------------------
    Total from Investment Activities
-----------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------
  Net Investment Income
-----------------------------------------------------------------------------
  Net Realized Gains
-----------------------------------------------------------------------------
  In Excess of Net Realized Gains
-----------------------------------------------------------------------------
    Total Distributions
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)              $      (c)
-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
-----------------------------------------------------------------------------
Net Assets, End of Period (000)                                    $
-----------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                  %(c)
-----------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average                         %(c)
  Net Assets
-----------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                                 %(c)
-----------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                                            %(c)
-----------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                              %(c)
-----------------------------------------------------------------------------
Average Commission Rate Paid (g)                                   $
=============================================================================

NOTES TO FINANCIAL HIGHLIGHTS:

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Period from commencement of operations.

PROSPECTUS--LifeWorks Funds                                              PAGE 11

(b) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on the basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.

(c)      Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)      Not annualized.

(f) As of January 1, 1995, Gulfstream assumed the role of subadviser with respect to the portion of the Balanced Allocation Fund invested in foreign securities. Prior to that date the Balanced Allocation Fund had no subadviser.

(g) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives of each of the Funds are set forth below under the headings describing the Funds. The investment objective of each Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information). The investment policies of a Fund may be changed without a vote of the holders of a majority of outstanding shares of that Fund unless the policy is expressly deemed to be a fundamental policy or changeable only by such majority vote. There can be no assurance that the investment objective of any Fund will be achieved. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by First of America or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

LIFEWORKS FUNDS

THE CONSERVATIVE ALLOCATION FUND, THE BALANCED ALLOCATION FUND AND THE AGGRESSIVE ALLOCATION FUND

THE INVESTMENT OBJECTIVE OF THE CONSERVATIVE ALLOCATION FUND IS TO SEEK CURRENT INCOME AND CONSERVATION OF CAPITAL, WITH A SECONDARY OBJECTIVE OF LONG-TERM CAPITAL GROWTH. THE INVESTMENT OBJECTIVE OF THE BALANCED ALLOCATION FUND IS TO SEEK CURRENT INCOME, LONG-TERM CAPITAL GROWTH AND CONSERVATION OF CAPITAL. THE INVESTMENT OBJECTIVE OF THE AGGRESSIVE ALLOCATION FUND IS TO SEEK CAPITAL APPRECIATION AND INCOME GROWTH.


PROSPECTUS--LifeWorks Funds                                              PAGE 12

The LifeWorks Funds may invest in any type or class of security. Under normal market conditions the LifeWorks Funds will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed-rate preferred stock, convertible fixed-income securities, options and rights). The Conservative Allocation Fund anticipates investing between 25% and 35% of its total assets in common stocks and securities convertible into common stocks, between 35% and 75% of its total assets in fixed-income securities and up to 45% of its total assets in cash and cash equivalents. No more than 15% of the Conservative Allocation Fund's investments will be in foreign securities. The Balanced Allocation Fund intends to invest 45% to 65% of its total assets in common stocks and securities convertible into common stocks, 25% to 55% of its total assets in fixed-income securities and up to 30% of its total assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's total assets will be in foreign securities. The Aggressive Allocation Fund expects to invest between 50% and 90% of its total assets in common stocks and securities convertible into common stocks, between 15% and 40% of its total assets in fixed-income securities and up to 25% of its total assets in cash and cash equivalents. The Aggressive Allocation Fund may invest up to 25% in foreign securities.

For each of the Conservative Allocation Fund and Balanced Allocation Fund, common stocks are held primarily for the purpose of providing long-term growth of capital. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection. The Aggressive Allocation Fund will primarily invest in common stocks for capital appreciation and growth. Each of the LifeWorks Funds will invest in the common and preferred stocks of companies with a market capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The LifeWorks Funds intend to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings.

For the LifeWorks Funds, fixed-income securities held consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of each of the LifeWorks Funds assets may, from time to time, be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the LifeWorks Funds invest may have warrants or options attached. The LifeWorks Funds may also invest in repurchase agreements.

The LifeWorks Funds expect to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations"), such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations" below.

The LifeWorks Funds also expect to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured

PROSPECTUS--LifeWorks Funds                                              PAGE 13
promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The LifeWorks Funds will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating categories assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed-income securities rated within the fourth highest rating category assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities."

The LifeWorks Funds may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The LifeWorks Funds may also invest in securities of other investment companies.

The LifeWorks Funds may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The LifeWorks Funds' investments in foreign securities may be made either directly or through the purchase of American depository receipts ("ADRs") and the LifeWorks Funds may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon First of America's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The LifeWorks Funds reserve the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by First of America. However, to the extent that any of the LifeWorks Funds are so invested, its investment objective may not be achieved during that time.

Like any investment program, investment in any of the LifeWorks Funds entails certain risks. As Funds investing in common stocks, the LifeWorks Funds are subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the LifeWorks Funds also invest in bonds, investors in the Funds are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.


PROSPECTUS--LifeWorks Funds                                              PAGE 14

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result the LifeWorks Funds, with their balance of common stock and bond investments, are expected to entail less investment risk (and a potentially smaller investment return) than mutual funds investing exclusively in common stocks.

--------------------------------------------------------------------------------
The Conservative Allocation Fund, The Balanced Allocation Fund and The Aggressive Allocation Fund

SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

*Complex Securities       *Foreign Securities           *Foreign Currency
*Futures Contracts        *Government Obligations         Transactions
*Medium-Grade Securities  *Mortgage-Related Securities  *Lending Portfolio
*Portfolio Turnover       *Put and Call Options           Securities
*Restricted Securities    *Reverse Repurchase           *Other Mutual Funds
                            Agreements and Dollar       *Repurchase Agreements
                            Roll Agreements             *When-Issued and
                                                           Delayed-Delivery
                                                           Transactions
--------------------------------------------------------------------------------

RISK FACTORS AND INVESTMENT TECHNIQUES


Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with First of America Bank, N.A. (formerly, First of America Bank-Michigan, N.A., "FOA," the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to FOA's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.


COMPLEX SECURITIES

Some of the investment techniques utilized by First of America and Gulfstream in the management of each of the Funds involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN SECURITIES

Each of the LifeWorks Funds may invest a portion of its total assets in foreign securities. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and

PROSPECTUS--LifeWorks Funds                                              PAGE 15
income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S.-domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. Each of the LifeWorks Funds may also invest in European depository receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

PROSPECTUS--LifeWorks Funds                                              PAGE 16
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Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the LifeWorks Funds may invest in debt securities denominated in the ECU, which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FOREIGN CURRENCY TRANSACTIONS

Each of the LifeWorks Funds may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The LifeWorks Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.


For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes it will increase, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.




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The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to buy the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If any of the LifeWorks Funds retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of such currency increases. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.


None of the LifeWorks Funds intends to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. A Fund also will not enter into forward currency contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.


For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FUTURES CONTRACTS

The LifeWorks Funds may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.


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A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercising the option at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS

Each of the LifeWorks Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The types of U.S. government obligations in which each of the LifeWorks Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.


Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"),



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are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, SLMA or FHLMC, since it is not obligated to do so by law. The LifeWorks Funds will invest in the obligations of such agencies or instrumentalities only when First of America believes that the credit risk with respect thereto is minimal.

MEDIUM-GRADE SECURITIES

Each of the LifeWorks Funds may invest in fixed-income securities rated within the fourth highest rating category assigned by an NRSRO (i.e., BBB or Baa by S&P or Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, First of America will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES

Each of the LifeWorks Funds may invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the LifeWorks Funds may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.

The mortgage-related securities in which the these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated payment mortgage obligations, fifteen-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may

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not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States government.

Mortgage-related securities in which the LifeWorks Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any

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other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

OTHER MUTUAL FUNDS

Each of the LifeWorks Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Parkstone Money Market Funds: the Parkstone Prime Obligations Fund, the Parkstone U.S. Government Obligations Fund, the Parkstone Treasury Fund and the Parkstone Tax-Free Fund), provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Fund in shares of the Money Market Funds of the Group, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE FUNDS -Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor" and "GENERAL INFORMATION - Transfer Agency and Fund Accounting Services") will charge their fees to the LifeWorks Funds, rather than the Money Market Funds. The Investment Adviser and the Administrator will promptly forward such fees to the appropriate Fund. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of unaffiliated mutual funds. Additional restrictions regarding the Funds' investments in securities of unaffiliated mutual funds and/or Money Market Funds of the Group are contained in the Statement of Additional Information.

PUT AND CALL OPTIONS

Each of the LifeWorks Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each of the LifeWorks Funds may also engage in writing call options from time to time as First of America or Gulfstream deem appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds will cause the underlying value of portfolio securities and currencies subject to such options to exceed 20% of its net assets.

Each of the LifeWorks Funds, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities.

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Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

REPURCHASE AGREEMENTS

Securities held by each of the LifeWorks Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which First of America or Gulfstream, as the case may be, deem creditworthy under the guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the Investment Company Act of 1940 (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

RESTRICTED SECURITIES

Securities in which each of the LifeWorks Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by
Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the

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Board of Trustees of the Group, First of America may determine Section 4(2)
securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

Subject to the limitations described above, the LifeWorks Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1993 Act. An illiquid investment is any investment that cannot be disposed of within seven
(7) days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS

Each of the LifeWorks Funds may borrow money by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Reverse Repurchase Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the LifeWorks Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as

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an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.


No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of First of America or Gulfstream, as the case may be, to manage it might be adversely affected. The LifeWorks Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage.


LENDING PORTFOLIO SECURITIES

In order to generate additional income, each of the LifeWorks Funds may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by First of America or by Gulfstream, as the case may be. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The LifeWorks Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that First of America or Gulfstream, as the case may be, have determined are creditworthy under guidelines established by the Group's Board of Trustees.

PORTFOLIO TURNOVER


The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. For portfolio turnover rates for the Funds, see "FINANCIAL HIGHLIGHTS." During their initial year of operation, the Conservative Allocation Fund and the Aggressive Allocation Fund do not anticipate that their turnover rates will exceed 600% and 500%, respectively.


The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.


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INVESTMENT RESTRICTIONS

Each of the LifeWorks Funds is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).

None of the LifeWorks Funds will:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3. (a) Borrow money (not including reverse repurchase agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing; (b) enter into reverse repurchase agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase agreements; and (c) issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder.

4. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

The following additional investment restriction may be changed without the vote of a majority of the outstanding shares of a Fund.


PROSPECTUS--LifeWorks Funds                                              PAGE 26

Each LifeWorks Fund will not:

1. Purchase or otherwise acquire any securities if, as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid.

In addition to the above investment restrictions, the LifeWorks Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES - Investment Restrictions" in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

TRUSTEES


Overall responsibility for management of the Group rests with its Board of Trustees The Group will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently five Trustees, three of whom are not "interested persons" of the Group within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations. The names, addresses, birth dates and principal occupations during the past five years of the Trustees are set forth in the Statement of Additional Information.

The Trustees of the Group receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of First of America Bank Corporation ("FABC"), BISYS, The BISYS Group, Inc. or BISYS Ohio receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator. BISYS Ohio, an affiliate of BISYS, receives fees from the Group for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER AND SUBADVISER

First of America, 303 North Rose Street, Suite 500, Kalamazoo, Michigan 49007, was established in 1932 and is the investment adviser of the Group. First of America, a registered investment adviser, is a wholly-owned subsidiary of FOA, which is a wholly-owned subsidiary of FABC. FABC currently has over $21.5 billion in assets and provides financial services to communities in Michigan, Indiana, Illinois and Florida. FABC has, however, entered into an agreement to sell its operations in Florida, thereby reducing its assets by approximately $1.1 billion. As of June 30, 1997, First of America managed over $15.8 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. First of America acts as subadviser to the Trust Division of FABC with respect to $7.2 billion in discretionary assets, providing equity, fixed income, balanced and money management services.


Subject to such policies as the Group's Board of Trustees may determine, First of America, either directly or through Gulfstream, furnishes a continuous investment program for each of the LifeWorks Funds and makes investment decisions on behalf of each Fund.


PROSPECTUS--LifeWorks Funds                                              PAGE 27

First of America utilizes a team approach to the investment management of the Funds, with up to three professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objectives. Roger H. Stamper, Managing Director of First of America, is primarily responsible for the day-to-day management of each of the LifeWorks Funds. Mr. Stamper has been with First of America since 1988.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, First of America receives a fee from each of the LifeWorks Funds, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, First of America has entered into a Sub-Investment Advisory Agreement with Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement, Gulfstream has been retained by First of America to manage the investment and reinvestment of those assets of the LifeWorks Funds which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for day-to-day management of the applicable portion of the LifeWorks Funds, reviewing investment performance policies and guidelines and maintaining certain books and records, and First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. Gulfstream utilizes a team approach to investment management to ensure a disciplined investment process designed to result in long-term performance consistent with a Fund's investment objective. No one person is responsible for a Fund's management.

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with First of America, Gulfstream receives from First of America a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the average daily net assets of each of the LifeWorks Funds which are invested in foreign securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.


Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James
P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. First of America is the sole limited partner, and as of August 31, 1996 exercised options to increase its interest in Gulfstream from 49% to 72%. As of June 30, 1997, Gulfstream had over $8.6 million in international assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment




PROSPECTUS--LifeWorks Funds                                              PAGE 28
management. Gulfstream's portfolio management personnel average over 20 years of investment experience and 10 years of international investment experience.

Under Gulfstream's partnership agreement, First of America possesses veto authority over the general budgetary affairs of Gulfstream. Because of its current 72% ownership interest, First of America is deemed to control Gulfstream for purposes of the 1940 Act.

For further information regarding the relationship between Gulfstream and First of America, see "MANAGEMENT OF THE GROUP - Investment Adviser" in the Statement of Additional Information.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each of the LifeWorks Funds, and also acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). First of America serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Ohio, are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the LifeWorks Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee, computed daily and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets, or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator, First of America receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

The Distributor acts as agent for the LifeWorks Funds in the distribution of each of their shares and, in such capacity, solicits orders for the sale of shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group.

EXPENSES

First of America, Gulfstream and BISYS each bear all expenses in connection with the performance of its services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each of the LifeWorks Funds will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of preparing and printing

PROSPECTUS--LifeWorks Funds                                              PAGE 29
prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Institutional Shares and the other classes of shares of the LifeWorks Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and may, in the case of Investor A Shares, Investor B Shares and Investor C Shares, also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.

The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including the Institutional Shares class, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees' fees incurred as a result of issues relating solely to one class of shares.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Group's transfer agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Ohio also provides certain accounting services for each of the LifeWorks Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP - Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

While BISYS Ohio is a distinct legal entity from BISYS (the Group's administrator and distributor), BISYS Ohio is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.

BANKING LAWS

First of America believes that it may perform the investment advisory services for the Group's Funds contemplated by the Investment Advisory Agreement and by this Prospectus without violating applicable banking laws or regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which First of America could continue to perform such services for the Group. See the Statement of Additional Information ("MANAGEMENT OF THE GROUP - Glass-Steagall Act") for further discussion.


PROSPECTUS--LifeWorks Funds                                              PAGE 30

HOW TO BUY INSTITUTIONAL SHARES


Institutional Shares of each Fund are continuously offered and may be purchased through procedures established by the Distributor in connection with the requirements of customer accounts maintained by or on behalf of certain financial institutions acting as fiduciary or agent for their customers ("Customer Accounts"). These procedures may include instructions under which a Customer Account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the financial institution and the customer are invested by the Distributor in Institutional Shares of the Money Market Funds, depending upon the type of Customer Account and/or the instructions of the customer.


Institutional Shares of the Group sold to financial institutions acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the financial institution. With respect to Institutional Shares of the Group so sold, it is the responsibility of the particular financial institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Institutional Shares of the Group will be recorded by the financial institution and reflected in the account statements provided by the financial institution to customers. A financial institution may exercise voting authority for those Institutional Shares for which it is granted authority by the customer.

Institutional Shares of each of the LifeWorks Funds are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Institutional Shares. Purchases of Institutional Shares of a Fund will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund. Institutional Shares of the LifeWorks Funds are eligible to earn dividends on the first Business Day following the execution of the purchase. Institutional Shares of the Funds continue to be eligible to earn dividends through the day before their redemption.

An order to purchase Institutional Shares will be deemed to have been received by the Distributor only when federal funds are available to the Group's Custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Institutional Shares which is transmitted by federal funds wire will be available the same day for investment by the Group's Custodian, if received prior to the last Valuation Time (see "HOW SHARES ARE VALUED"). Purchases made by check or other means are made at the price next determined upon receipt of the purchase instrument. However, proceeds from redeemed shares purchased by check will not be sent until the method of payment has cleared. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Institutional Shares.

There is no sales charge imposed by the Group in connection with the purchase of Institutional Shares of the LifeWorks Funds. Depending upon the terms of a particular Customer Account, a financial institution may charge a Customer Account fees for automatic investment and other cash management services provided in connection with investment in the Group. Information

PROSPECTUS--LifeWorks Funds                                              PAGE 31
concerning these services and any charges may be obtained from the financial institution. This Prospectus should be read in conjunction with any such information received from the financial institution.

The Group reserves the right to reject any order for the purchase of Institutional Shares in whole or in part.

Confirmations of purchases and redemption of Institutional Shares of the Group by financial institutions on behalf of their customers may be obtained from the financial institutions. Shareholders may rely on these statements in lieu of certificates. Certificates representing Institutional Shares of the LifeWorks Funds will not be issued.




HOW TO REDEEM YOUR INSTITUTIONAL SHARES

Shareholders may redeem their Institutional Shares without charge on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Shareholders may request redemptions by contacting their trust administrator or other financial consultant responsible for the Customer Account.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES

All or part of a customer's Institutional Shares may be redeemed in accordance with instructions and limitations pertaining to his or her Customer Account with a financial institution. For example, if a customer has agreed with a bank to maintain a minimum balance in his or her account with the bank, and the balance in that account falls below that minimum, the customer may be obliged to redeem, or the bank may redeem for and on behalf of the customer, all or part of the customer's Institutional Shares of a Fund of the Group to the extent necessary to maintain the required minimum balance.


Redemption orders are effected at the net asset value per share next determined after the Institutional Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Institutional Shares of the Funds may be more or less than the amount invested. Payment to shareholders for Institutional Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from financial institutions for next day payments upon redemption of Institutional Shares will be honored if the request for redemption is received by the Transfer Agent before 4:00 p.m., (Eastern
Time), on a Business Day or, if received after 4:00 p.m., (Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Shareholders should contact their trust administrator or other financial consultant responsible for the account to determine the financial institution's requirements for effectuating redemptions.


See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem Institutional Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

PROSPECTUS--LifeWorks Funds                                              PAGE 32

HOW SHARES ARE VALUED


The net asset value of Institutional Shares of the LifeWorks Funds is determined and the shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") on each Business Day (generally 4:00 p.m. Eastern Time). A "Business Day" is a day on which the NYSE is open for trading and any other day other than a day on which no shares are tendered for redemption and no order to purchase any shares is received. Currently, the NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding shares of such class. The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes.

The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

DIVIDENDS AND TAXES

GENERAL


Net income for each of the LifeWorks Funds is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is paid monthly. In some months, certain Funds may not pay any dividends. Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash. A shareholder wishing to make such an election, or any revocation thereof, must contact the trust administrator or other financial consultant responsible for the account to submit the request in writing to the Transfer Agent, c/o The Parkstone Group of Funds, P.O. Box 50551, Kalamazoo, Michigan 49005-0551. Any election or revocation thereof will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


Each of the LifeWorks Funds is treated as a separate entity for federal income tax purposes. Each of the LifeWorks Funds intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of its shareholders and each intends to distribute all of its net income and capital gains so that it is not required to pay federal income taxes on amounts so distributed to shareholders.

To avoid federal income tax, the Code requires each of the LifeWorks Funds to distribute each taxable year at least 90% of its investment company taxable income and at least 90% of its

PROSPECTUS--LifeWorks Funds                                              PAGE 33
exempt-interest income. In addition, to avoid imposition of a non-deductible 4% excise tax, each Fund is required annually to distribute, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the twelve months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year.

A shareholder receiving a distribution of ordinary income and/or an excess of short-term capital gain over net long-term loss would treat it as a receipt of ordinary income. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends from domestic corporations, if any, received by that Fund bear to its gross income. A shareholder will not be able to take the dividends-received deduction unless that shareholder holds the shares for at least 46 days.

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to its shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held shares. Such distributions are not eligible for the dividends-received deduction.

Prior to purchasing shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

Taxes may be imposed on the LifeWorks Funds by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its shareholders. In this case, shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The LifeWorks Funds will report to their shareholders each year the amount, if any, of foreign taxes per share that they have elected to have treated as paid by their shareholders.

Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.

PERFORMANCE INFORMATION

From time to time performance information for the LifeWorks Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in any of the LifeWorks Funds will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge, if any. Currently, only the Balanced Allocation Fund of the LifeWorks Funds is offered with multiple classes of shares. Average annual total return is measured by comparing the value of an investment in a class of


PROSPECTUS--LifeWorks Funds                                              PAGE 34
shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares' net investment income per share earned during a recent one-month period by that class of shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each LifeWorks Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the LifeWorks Funds may present their respective distribution rates for a class of shares in shareholder reports and in supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Institutional Shares and the other classes of the LifeWorks Funds, if any. Because of differences in the fees and/or expenses borne by different classes of shares of the LifeWorks Funds, if any, the net yield and total return on Institutional Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor A Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.

Investors may also judge the performance of any class of shares or Fund by comparing or referencing it to the performance of various mutual fund or market indices such as those published by various services, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION - Performance Comparisons" in the Statement of Additional Information.

Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by FABC or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if First of America and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.


PROSPECTUS--LifeWorks Funds                                              PAGE 35

FUNDATA(R)

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's Funds through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by BISYS, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP


The Group was organized as a Massachusetts business trust in 1987 and currently offers eighteen Funds. The shares of each of the Funds of the Group, other than its four Money Market Funds, the Municipal Bond Fund, the Michigan Municipal Bond Fund, the Conservative Allocation Fund and the Aggressive Allocation Fund, are offered in four separate classes: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. Shares of each of the Municipal Bond Fund, the Michigan Municipal Bond Fund and the Prime Obligations Fund (a Money Market Fund) are offered in three separate classes: Investor A Shares, Investor B Shares and Institutional Shares. Shares of the U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund (all Money Market Funds) are offered in two separate classes: Investor A Shares and Institutional Shares. Shares of the Conservative Allocation Fund and the Aggressive Allocation Fund currently only offer Institutional Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have a par value.


Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.


PROSPECTUS--LifeWorks Funds                                              PAGE 36

As of June 30, 1997, FABC, through its wholly-owned subsidiaries, possessed on behalf of its underlying accounts voting or investment power with respect to more than 25% of the shares of each of the LifeWorks Funds, and therefore may be presumed to control such Funds within the meaning of the 1940 Act.

MULTIPLE CLASSES OF SHARES

In addition to Institutional Shares, the Group also offers Investor A Shares, Investor B Shares and Investor C Shares of certain Funds, including the Balanced Allocation Fund, pursuant to a Multiple Class Plan adopted by the Group's Trustees under Rule 18f-3 of the 1940 Act. A salesperson or other person entitled to receive compensation for selling or servicing shares may receive different compensation with respect to one particular class of shares over another in the same Fund. The amount of dividends payable with respect to other classes of shares will differ from dividends on Institutional Shares as a result of the Distribution and Shareholder Service Plan fees applicable to such other classes of shares and because the different classes of shares may bear different retail transfer agency expenses. For further details regarding these other classes of Shares, call the Group at (800) 451-8377.


MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at P.O. Box 50551, Kalamazoo, MI 49005-0551, or by calling toll free
(800) 451-8377.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.


PROSPECTUS--LifeWorks Funds                                              PAGE 37

THE PARKSTONE GROUP OF FUNDS
Institutional Shares

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
First of America Investment Corporation
Suite 500
303 North Rose Street
Kalamazoo, Michigan  49007

SUBADVISER
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas  75201

DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio  43219

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio  43219

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
San Francisco, California  94111

LEGAL COUNSEL
Howard & Howard Attorneys, P.C.
Suite 400
107 West Michigan Avenue
Kalamazoo, Michigan  49007







PROSPECTUS--LifeWorks Funds                                              PAGE 38

                            INVESTMENT PORTFOLIOS OF
                          THE PARKSTONE GROUP OF FUNDS

                                INVESTOR A SHARES
                                INVESTOR B SHARES
                                INVESTOR C SHARES
                              INSTITUTIONAL SHARES

                           THE PARKSTONE GROWTH FUNDS
                      THE PARKSTONE GROWTH AND INCOME FUNDS
                           THE PARKSTONE INCOME FUNDS
                       THE PARKSTONE TAX-FREE INCOME FUNDS
                        THE PARKSTONE MONEY MARKET FUNDS

                                    FORM N-1A
                              CROSS-REFERENCE SHEET

PART B.  INFORMATION REQUIRED STATEMENT OF ADDITIONAL INFORMATION

ITEM NO.                                                          RULE 404(a) CROSS REFERENCE
-----------------------------------------------------------------------------------------------------------------
10.      Cover Page ..........................................    Cover Page

11.      Table of Contents....................................    Table of Contents

12.      General Information and History......................    Not Applicable

13.      Investment Objectives and Policies...................    Investment Objectives and Policies; Investment
                                                                  Restrictions; Portfolio Turnover

14.      Management of the Fund...............................    Management of the Group

15.      Control Persons and Principal Holders of
         Securities...........................................    Principal Holders of Voting Securities

16.      Investment Advisory and Other Services...............    Investment Adviser; Administrator and Sub-
                                                                  Administrator; Distributor; Custodian, Transfer
                                                                  Agent and Fund Accounting Services;
                                                                  Independent Auditors; Legal Counsel

17.      Brokerage Allocation and Other Practices.............    Portfolio Transactions; Distributor

18.      Capital Stock and Other Securities...................    Description of Shares

19.      Purchase, Redemption and Pricing of
         of Securities Being Offered..........................    Net Asset Value; Additional Purchase and
                                                                  Redemption Information

20.      Tax Status...........................................    Additional Tax Information; Additional Tax
                                                                  Information Concerning the Exempt Funds;
                                                                  Additional Tax Information Concerning the
                                                                  International Fund and Emerging Markets Fund

21.      Underwriters.........................................    Distributor; Portfolio Transactions

22.      Calculation of Performance Data......................    Yields of the Money Market Funds; Yields of the
                                                                  Non-Money Market Funds; Calculation of Total
                                                                  Return; Distribution Rates

23.      Financial Statements.................................    Financial Statements



STATEMENT OF ADDITIONAL INFORMATION                                       PAGE 1

                          THE PARKSTONE GROUP OF FUNDS

                       Statement of Additional Information

                               September 30, 1997

                                  GROWTH FUNDS
                       Parkstone Small Capitalization Fund
                        Parkstone Mid Capitalization Fund
                       Parkstone Large Capitalization Fund
                     Parkstone International Discovery Fund
                        Parkstone Emerging Markets Fund*


                             GROWTH AND INCOME FUNDS
                          Parkstone Equity Income Fund
                               The LifeWorks Funds
                     Parkstone Conservative Allocation Fund
                       Parkstone Balanced Allocation Fund
                      Parkstone Aggressive Allocation Fund


                                  INCOME FUNDS
                               Parkstone Bond Fund
                      Parkstone Limited Maturity Bond Fund
               Parkstone Intermediate Government Obligations Fund
                        Parkstone Government Income Fund

                              TAX-FREE INCOME FUNDS
                          Parkstone Municipal Bond Fund
                     Parkstone Michigan Municipal Bond Fund

                               MONEY MARKET FUNDS
                        Parkstone Prime Obligations Fund
                   Parkstone U.S. Government Obligations Fund
                             Parkstone Treasury Fund
                             Parkstone Tax-Free Fund
                       Parkstone Municipal Investor Fund*


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the following Prospectuses (the "Prospectuses") of the
Funds: Each of the Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares Prospectuses dated September 30, 1997 and the Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund Prospectus dated September 30, 1997, any of which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Copies of each of the Prospectuses may be obtained by writing the Group at P.O. Box 50551, Kalamazoo, Michigan 49005-0551, or by telephoning toll free (800) 451-8377.


*As of the date of this Statement of Additional Information, the Parkstone Emerging Markets Fund and the Parkstone Municipal Investor Fund were not being offered to the public.




STATEMENT OF ADDITIONAL INFORMATION                                       PAGE 2

                                TABLE OF CONTENTS

         INVESTMENT OBJECTIVES AND POLICIES...............................................      2
             Additional Information on Portfolio Instruments..............................      2
             Investment Restrictions......................................................     17
             Portfolio Turnover...........................................................     21

         NET ASSET VALUE..................................................................     22
             Valuation of the Money Market Funds..........................................     23
             Valuation of the Non-Money Market Funds......................................     23

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................     24

         MANAGEMENT OF THE GROUP..........................................................     25
             Trustees and Officers........................................................     25
             Investment Adviser and Subadviser............................................     28
             Portfolio Transactions.......................................................    .33
             Glass-Steagall Act...........................................................     34
             Administrator and Sub-Administrator..........................................     35
             Expenses.....................................................................     38
             Distributor..................................................................     38
             Custodian, Transfer Agent and Fund Accounting Services.......................     42
             Independent Auditors.........................................................     43
             Legal Counsel................................................................     43

         ADDITIONAL INFORMATION...........................................................     43
             Description of Shares........................................................     43
             Vote of a Majority of the Outstanding Shares.................................     45
             Shareholder and Trustee Liability............................................     45
             Additional Tax Information...................................................     45
             Additional Tax Information Concerning the Exempt Funds.......................     48
             Additional Tax Information Concerning the International Fund and Emerging
             Markets Fund.................................................................     51
             Yields of the Money Market Funds.............................................     51
             Yields of the Non-Money Market Funds.........................................     53
             Calculation of Total Return..................................................     53
             Distribution Rates...........................................................     55
             Performance Comparisons......................................................     57
             Miscellaneous................................................................     58

         PRINCIPAL HOLDERS OF VOTING SECURITIES...........................................     59

         FINANCIAL STATEMENTS.............................................................     66

         APPENDIX.........................................................................     67




STATEMENT OF ADDITIONAL INFORMATION                                       PAGE 3

                       STATEMENT OF ADDITIONAL INFORMATION

                          THE PARKSTONE GROUP OF FUNDS

         The Parkstone Group of Funds (the "Group") is an open-end management investment company composed of twenty separate investment portfolios, nineteen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. The separate investment portfolios of the Group enable the Group to meet a wide range of investment needs. This Statement of Additional Information contains information about each of the twenty portfolios (collectively, the "Funds" and singly, a "Fund").


         The Group includes five money market Funds: the U.S. Government Obligations Fund, the Prime Obligations Fund, the Treasury Fund, the Municipal Investor Fund and the Tax-Free Fund (collectively, the "Money Market Funds"), each of which, except the Tax-Free Fund, seeks current income consistent with liquidity and stability of principal by investing in high quality money market instruments. The Tax-Free Fund seeks to provide current income free from federal income taxes, preservation of capital and relative stability of principal. The U.S. Government Obligations Fund invests primarily in short-term U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Prime Obligations Fund invests in high quality money market instruments. The Tax-Free Fund invests in high quality tax-exempt obligations and seeks to produce a high level of income which is exempt from federal income taxes. The Treasury Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such. The Municipal Investor Fund invests in high quality money market instruments.


         In addition, the Group has fifteen variable net asset value Funds: the Small Capitalization Fund, the Mid Capitalization Fund (formerly, the Parkstone Equity Fund), the Large Capitalization Fund, the International Discovery Fund, the Emerging Markets Fund, the Conservative Allocation Fund, the Balanced Allocation Fund (formerly, the Parkstone Balanced Fund), the Aggressive Allocation Fund, the Equity Income Fund (formerly, the Parkstone High Income Equity Fund), the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund (collectively, the "Non-Money Market Funds"). The Small Capitalization Fund seeks capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small- to medium-sized companies. The Mid Capitalization Fund seeks capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The Large Capitalization Fund seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities of companies with large market capitalization. The International Discovery Fund (the "International Fund") and the Emerging Markets Fund seek the long-term growth of capital. The Conservative Allocation Fund seeks current income and conservation of capital, with a secondary objective of long-term capital growth. The Balanced Allocation Fund seeks current income, long-term capital growth and conservation of capital. The Aggressive Allocation Fund seeks capital appreciation and income growth. The Equity Income Fund seeks current income as well as capital growth by investing in high quality dividend-paying stocks and securities convertible into common stocks. The Bond Fund seeks current income with preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities. The Limited Maturity Bond Fund seeks current income with preservation of capital


STATEMENT OF ADDITIONAL INFORMATION                                       PAGE 1
by investing in a portfolio of high and medium-grade fixed-income securities with maturities of six years or less. The Intermediate Government Obligations Fund seeks current income with preservation of capital by investing in a portfolio of U.S. government obligations with maturities of 12 years or less. The Government Income Fund seeks to provide shareholders with a high level of current income consistent with prudent investment risk. The Municipal Bond Fund seeks federal tax-exempt income with preservation of capital by investing in tax-exempt fixed-income securities. The Michigan Municipal Bond Fund (the "Michigan Bond Fund") seeks income which is exempt from federal income tax and Michigan state income and intangibles taxes, although such income may be subject to the federal alternative minimum tax when received by certain shareholders. The Michigan Bond Fund also seeks preservation of capital. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Fund and Emerging Markets Fund are sometimes referred to as the Growth Funds. The Conservative Foundation Fund, Balanced Allocation Fund, Aggressive Allocation Fund and Equity Income Fund are sometimes referred to as the Growth and Income Funds. The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund are sometimes referred to as the Income Funds. The Michigan Bond Fund and Municipal Bond Fund are sometimes referred to as the Tax-Free Income Funds.

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses of the eighteen Funds described above which are currently being offered to the public. As of the date of this Statement of Additional Information, neither the Emerging Markets Fund nor the Municipal Investor Fund were being offered to the public. Capitalized terms not defined herein are defined in the Prospectuses. No investment in shares of a Fund should be made without first reading the Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments

         The following policies supplement the investment objectives and policies of each Fund of the Group as set forth in the Prospectus for that Fund.

         Bank Obligations. Each of the U.S. Government Obligations Fund, Prime Obligations Fund, Tax-Free Fund, Municipal Investor Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund, Government Income Fund, Municipal Bond Fund and Michigan Bond Fund may invest in bank obligations consisting of bankers' acceptances, certificates of deposit, and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a


STATEMENT OF ADDITIONAL INFORMATION                                       PAGE 2
specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations if (a) at the time of investment, the depository or institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         Each of the Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund and Government Income Fund may also invest in Eurodollar certificates of deposit ("Euro CDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit ("Yankee CDs"), which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

         Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than 9 months and fixed rates of return.

         Subject to the limitations described in the Prospectuses, the Municipal Investor Fund, the Prime Obligations Fund, the U.S. Government Obligations Fund, the Tax-Free Fund, the Government Income Fund and the Michigan Bond Fund will purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO"). The Tax-Free Fund may purchase commercial paper rated in the highest rating category assigned by an NRSRO. These Funds may also invest in commercial paper that is not rated but that is determined by First of America Investment Corporation ("First of America" or the "Investment Adviser"), under guidelines established by the Group's Board of Trustees, to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund and Municipal Bond Fund may invest in commercial paper rated in any rating category or not rated by an NRSRO. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. For a description of the rating symbols of each NRSRO, see the Appendix. The U.S. Government Obligations Fund, Prime Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund and Government Income Fund may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.




STATEMENT OF ADDITIONAL INFORMATION                                       PAGE 3

         Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund, Government Income Fund, Municipal Bond Fund and Michigan Bond Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. First of America will consider the earning power, cash flow, and other liquidity ratios of such notes and will continuously monitor the financial status and ability to make payment on demand. In determining dollar average maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         Foreign Investment. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since the International Fund and the Emerging Markets Fund may from time to time temporarily hold funds in bank deposits in foreign currencies, the International Fund and the Emerging Markets Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign bond markets are less than in the U.S. and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results in their portfolio transactions. There is generally less government supervision and regulation of the securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Losses to a Fund due to subsequent declines in the value of portfolio securities, or losses arising out of the Fund's inability to fulfill a contract to sell such securities, could result in potential liability


STATEMENT OF ADDITIONAL INFORMATION                                       PAGE 4
to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Each of the Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Equity Income Fund, Bond Fund and Limited Maturity Bond Fund will acquire foreign securities only when First of America or Gulfstream Global Investors, Ltd. ("Gulfstream" or the "Subadviser"), the subadviser of the International Fund, Emerging Markets Fund, Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund, believes that the risks associated with such investments are minimal.

         Variable and Floating Rate Notes. The Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Bond Fund, Limited Maturity Bond Fund, Government Income Fund, Municipal Bond Fund and Michigan Bond Fund may acquire variable and floating rate notes, subject to each such Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by First of America, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, First of America will consider the earning power, cash flow and liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result, or for other reasons, suffer a loss to the extent of the default. To the extent that the Fund is not entitled to receive the principal amount of a note within 7 days, such note will be treated as an illiquid security for purposes of the calculation of the limitation on the Fund's investment in illiquid securities as set forth in that Fund's investment restrictions. Variable or floating rate notes may be secured by bank letters of credit.

         Variable or floating rate notes invested in by the Prime Obligations Fund, U.S. Government Obligations Fund and the Tax-Free Fund may have maturities of more than 397 days, as follows:

         1. An instrument that is issued or guaranteed by the United States government or any agency thereof which has a variable rate of interest adjusted no less frequently than every



STATEMENT OF ADDITIONAL INFORMATION                                       PAGE 5

397 days will be deemed by a Fund to have a maturity equal to the period remaining until the maturity date or the next readjustment of the interest rate, whichever is less.

         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Fund to have a maturity equal to the period remaining until the maturity date or the next readjustment of the interest rate, whichever is less.

         3. A variable rate note that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate note that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days.

         Money Market Mutual Funds. Each of the Non-Money Market Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Money Market Funds or another affiliated money market fund), provided that no more than 10% of a Non-Money Market Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Non-Money Market Fund in shares of the Money Market Funds of the Group, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE GROUP - Investment Adviser," "Administrator and Sub-Administrator," "Distributor" and "Custodian, Transfer Agent and Fund Accounting Services") will charge their fees to the Non-Money Market Funds, rather than the Money Market Funds. Each Non-Money Market Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of unaffiliated money market mutual funds.

         The Non-Money Market Funds will incur no sales charges, contingent deferred sales charges, 12b-1 fees, or other underwriting or distribution fees in connection with their investments in the Money Market Funds of the Group. The Non-Money Market Funds of the Group will vote their shares of each of the Money Market Funds of the Group in proportion to the vote by all other shareholders of such Money Market Fund. Moreover, no single Non-Money Market Fund of the Group may own more than 3% of the outstanding shares of any single Money Market Fund of the Group.

         Municipal Securities. The Tax-Free Fund and Municipal Bond Fund, the assets of such Funds will be primarily invested in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax ("Municipal Securities"). With respect to the Tax-Free Fund, Municipal Securities are expected to have remaining maturities of 397 days or less. Under normal market


STATEMENT OF ADDITIONAL INFORMATION                                       PAGE 6
conditions, at least 80% of the total assets of each such Fund will be invested in Municipal Securities. The U.S. Government Obligations Fund may invest up to 35% of the value of its total assets in Municipal Securities. In addition, the Bond Fund, Limited Maturity Bond Fund and Prime Obligations Fund may invest in Municipal Securities but shall limit such investment to the extent necessary to preclude them from paying "exempt-interest dividends" as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code").

         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from both federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax.

         Among other types of Municipal Securities, the Tax-Free Fund and Municipal Bond Fund may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, these Funds may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

         Project notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its project notes, the notes are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the project notes.

         The assets of the Michigan Bond Fund will be invested in obligations consisting of bonds, notes, commercial paper, and certificates of indebtedness, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for purposes of the federal alternative minimum tax) and in debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangible taxes ("Michigan Municipal Securities"). Under normal market conditions, at least 80% of the net assets of the Michigan Bond Fund will be invested in Michigan Municipal Securities, and at least 65% of the net assets of the Michigan Bond Fund will be invested in Michigan Municipal Securities issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities.

         Michigan Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses,


STATEMENT OF ADDITIONAL INFORMATION                                       PAGE 7
and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Michigan Municipal Securities if the interest paid thereon is exempt from both federal and Michigan state income and intangibles taxes although such interest may be treated as a preference item for purposes of the federal alternative minimum tax.

         Other types of Michigan Municipal Securities which the Michigan Bond Fund may purchase are short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         The two principal classifications of Municipal Securities and Michigan Municipal Securities (collectively, "Exempt Securities") consist of "general obligation" and "revenue" issues. The Tax-Free Fund, Municipal Bond Fund and Michigan Bond Fund (collectively the "Exempt Funds" and singly, an "Exempt Fund") may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Exempt Securities, both within a particular classification and between classifications, and the yields on Exempt Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of an NRSRO represent their opinions as to the quality of Exempt Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Exempt Securities with the same maturity, interest rate and rating may have different yields, while Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Exempt Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. First of America will consider such an event in determining whether a Fund should continue to hold the obligation.

         An issuer's obligations under Exempt Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of Exempt Securities may be materially adversely affected by litigation or other conditions.

         Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations") such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Stripped Treasury Obligations in which the Money Market Funds may invest do not include certificates of accrual on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").




STATEMENT OF ADDITIONAL INFORMATION                                       PAGE 8

         Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         Taxable Obligations. Under normal market conditions, each of the Exempt Funds may invest up to 20% of its total assets in Taxable Obligations. Taxable Obligations may include: (1) obligations of the United States Treasury; (2) obligations of agencies and instrumentalities of the United States government;
(3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) taxable instruments subject to repurchase agreements (agreements under which the seller agrees at the time of sale to repurchase the securities it is selling at an agreed time and price). Certificates of deposit will be those of domestic branches of U.S. banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and which have total assets at the time of purchase in excess of $100,000,000, or of savings and loan associations which are members of the Federal Deposit Insurance Corporation and which have total assets at the time of purchase in excess of $100,000,000. Bankers' acceptances will be guaranteed by U.S. commercial banks having total assets at the time of purchase in excess of $100,000,000. Obligations of the U.S. Treasury and U.S. government agencies and instrumentalities, bankers' acceptances, and certificates of deposit are described in this Statement of Additional Information.

         Options Trading. Each of the Non-Money Market Funds may purchase put and call options. A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options purchased by the Non-Money Market Funds are valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

         When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.



STATEMENT OF ADDITIONAL INFORMATION                                       PAGE 9

         Each of the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Fund, Emerging Markets Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund and Government Income Fund may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         Puts. Each Exempt Fund may acquire "puts" with respect to Exempt Securities held in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Such Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to an Exempt Fund upon its exercise of a put is normally: (i) the Exempt Fund's acquisition cost of the Exempt Securities (excluding any accrued interest which the Exempt Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Exempt Fund owned the securities, plus (ii) all interest accrued on the Exempt Securities since the last interest payment date during that period.

         Puts may be acquired by the Exempt Funds to facilitate the liquidity of their respective portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar weighted average portfolio maturity of the Tax-Free Fund's assets pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Variable and Floating Rate Notes" and "NET ASSET VALUE" in this Statement of Additional Information.

         The Exempt Funds expect that each such Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Funds may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The Exempt Funds intend to enter into puts only with dealers, banks, and broker-dealers which, in First of America's opinion, present minimal credit risks.

         When-Issued and Delayed-Delivery Securities. Each Fund may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, the Fund's Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected


STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 10
that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of First of America or Gulfstream, as the case may be, to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its assets.

         If the Fund sells a "when-issued" or "delayed-delivery" security before a delivery, any gain would not be tax-exempt. When the Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in "when-issued" or "delayed-delivery" transactions only for the purpose of acquiring securities consistent with the Funds' investment objectives and policies and not for investment leverage, although such transactions represent a form of leveraging.

         Mortgage-Related Securities. Each of the Funds, except the International Fund, may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Government Income Fund, Prime Obligations Fund and U.S. Government Obligations Fund, may, in addition, invest in mortgage-related securities issued by non-governmental entities, including collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans, subject to the rating limitations described in the Prospectuses.

         Mortgage-related securities, for purposes of the Funds' Prospectuses and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible


STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 11
to predict accurately the security's return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

         There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates are also supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress and owned entirely by the Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Medium-Grade Securities. The Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund and Michigan Bond Fund may each invest in securities which are rated within the four highest rating categories assigned by an NRSRO (including, for example, securities rated BBB by S&P or Baa by Moody's) or, if not rated, are of comparable quality as determined by First of America. ("Medium-Grade Securities").

         As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of an issuer to make payments of principal and interest. Medium-Grade Securities are considered by Moody's to have speculative characteristics.

         Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.



STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 12

         Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell such securities at their fair market value either to meet redemption requests or to respond to changes in the financial markets may be limited.

         Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that a Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The credit ratings issued by Moody's and S&P are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, First of America conducts its own independent credit analysis of Medium-Grade Securities.

         Restricted Securities. Each of the Funds, except the Treasury Fund, may invest in Section 4(2) securities. "Section 4(2) securities," as described in the Prospectuses, are securities which are issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). The Funds will not purchase Section 4(2) securities which have not been determined to be liquid in excess of 15% (10% in the case of the Money Market Funds) of the total assets of that Fund. The Group's Board of Trustees has delegated to First of America the day-to-day authority to determine whether a particular issue of Section 4(2) securities that are eligible for resale under Rule 144A under the 1933 Act should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in the Rule. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

         First of America may deem Section 4(2) securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. In making such determination, First of America generally considers any and all factors that it deems relevant, which may include: (i) the credit quality of the issuer;
(ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

         Treatment of Section 4(2) securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

         Repurchase Agreements. Securities held by each of the Group's Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered


STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 13
broker-dealers which First of America deems creditworthy under the guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although management of the Group believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by the Group's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         Reverse Repurchase Agreements and Dollar Roll Agreements. As discussed in the Prospectuses, each of the Group's Funds may borrow money by entering into reverse repurchase agreements and, with respect to the Income and Tax-Free Income Funds, dollar roll agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by a Fund under the 1940 Act.

         Futures Contracts. Each of the Growth Funds, Growth and Income Funds, Income Funds and the Municipal Bond Fund may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.


STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 14

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercising the option at any time during the option period.

         Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. government securities or other liquid high-grade debt obligations, to cover its performance under such contracts. A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


         Forward Foreign Currency Exchange Contracts. Each of the Funds, except the Money Market Funds and the Tax-Free Income Funds, may invest in forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         No Fund intends to enter into such forward foreign currency exchange contracts if such Fund would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. A Fund also will not enter into such forward contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of such Fund's portfolio securities or other assets denominated in that currency. First of America and Gulfstream believe that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Group's Custodian segregates cash or liquid high-grade securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of such Fund's commitments with respect to such contracts. The Funds generally do not enter into a forward contract for a term longer than one year.

         Foreign Currency Options. Each of the Funds, except the Money Market Funds and the Tax-Free Income Funds, may invest in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.


         A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can


STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 15
protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, such Fund would not have to exercise its call, but could acquire in the spot market the amount of foreign currency needed for settlement.

         Foreign Currency Futures Transactions. Each of the Funds, except the Money Market Funds and the Tax-Free Income Funds, may invest in foreign currency futures transactions. As part of its financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

         Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.


         Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission (the "SEC") Release No. IC-10666, when purchasing a futures contract or writing a put option or entering into a forward foreign currency exchange purchase, a Fund will maintain in a segregated account cash or liquid high-grade debt securities equal to the value of such contracts.


         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of such Fund's total assets. Such Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 25% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.


         Lending of Portfolio Securities. In order to generate additional income, each of the Funds except the Treasury Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by First of America



STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 16
or Gulfstream and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which First of America or Gulfstream has determined are creditworthy under guidelines established by the Group's Board of Trustees.

Investment Restrictions

         Each Fund's investment objective is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, the following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding shares of that Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares" in this Statement of Additional Information).

         None of the Money Market Funds may:

         Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

         None of the Non-Money Market Funds may:

         Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with foreign currency futures and other derivative securities transactions.

         None of the Funds, with the exception of the Michigan Bond Fund, may:

         Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

         Irrespective of this investment restriction, and pursuant to Rule 2a-7 under the 1940 Act, the U.S. Government Obligations Fund, the Prime Obligations Fund, the Treasury Fund and the Tax-Free Fund each will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to in the applicable Prospectuses under the caption "INVESTMENT OBJECTIVES AND POLICIES - The Money Market Funds."


STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 17

         The Michigan Bond Fund may not:

         Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, (a) more than 5% of the value of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the value of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in the securities of a single issuer.

         For purposes of this investment limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security and, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

         None of the Funds will:

         1. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         2. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund;

         3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction);

         4. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;


         5. Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets (10% in the case of the Money Market Funds) less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing;





STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 18

         6. Enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets (10% in the case of the Money Market Funds) less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements;

         7. Issue senior securities except as permitted by 1940 Act or any rule, order or interpretation thereunder;

         8. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements; or

         9. Write any call options on securities unless the securities are held by the Fund or unless the Fund is entitled to such securities in deliverable form in exchange for cash in an amount which has been segregated for payment or without further payment. In no event will a Fund write call options in excess of 5% of its total assets.

         For purposes of investment limitation number above only, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

         The following additional investment restrictions may be changed without the vote of a majority of the outstanding shares of a Fund. None of the Funds may:

         1. Engage in any short sales;

         2. Invest more than 10% of the Fund's total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation;

         3. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act or pursuant to any exemptions therefrom;

         4. Purchase or retain securities of any issuer if the officers or Trustees of the Group and the officers or directors of its Investment Adviser and of its Administrator, who each owns beneficially more than one-half of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

         5. Purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by the Fund in marketable securities of companies engaged in such activities are not prohibited by this restriction); or

         6. Purchase or otherwise acquire any securities if, as a result, more than 15% (10% in the case of the Money Market Funds) of the Fund's net assets would be invested in securities that are illiquid.




STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 19

         In addition, the Tax-Free Fund may not:

         1. Acquire a put, if, immediately after such acquisition, over 5% of the total amortized cost value of the Fund's assets would be subject to puts from the same institution (except that (i) up to 25% of the value of the Fund's total assets may be subject to puts without regard to such 5% limitation and
(ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). For the purpose of this investment restriction and investment restriction number 2 below, a put will be considered to be from the party to whom the Fund will look for payment of the exercise price; or

         2. Acquire a put that, by its terms, would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if, immediately after that acquisition, the amortized cost value of the security or securities underlying that put, when aggregated with the amortized cost value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total amortized cost value of the Fund's assets.

         The Municipal Bond Fund may not:

         1. Acquire a put, if, immediately after such acquisition, over 5% of the total value of the Fund's assets would be subject to puts from the same institution (except that (i) up to 25% of the value of the Fund's total assets may be subject to puts without regard to such 5% limitation and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). For the purpose of this investment restriction and investment restriction number 2 below, a put will be considered to be from the party to whom the Fund will look for payment of the exercise price; or

         2. Acquire a put that, by its terms, would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if, immediately after that acquisition, the value of the security or securities underlying that put, when aggregated with the value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total value of the Fund's assets.

         The Michigan Bond Fund may not:

         Purchase securities of any one issuer if, at the time of purchase, the Fund would hold more than 10% of the voting securities of such issuer except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

         If any percentage restriction described above is satisfied at the time of purchase, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities to exceed the limitation set forth above, that Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, that Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.





STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 20

Portfolio Turnover

         The portfolio turnover rate for each of the Group's Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

         Because each Money Market Fund intends to invest entirely in securities with maturities of less than one year and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to each of the Money Market Funds is expected to be zero for regulatory purposes. Portfolio turnover rates for each of the other Funds for the fiscal years ended June 30, 1997 and 1996, were as follows:



                                         Year Ended                Year Ended
                                        June 30, 1997             June 30, 1996
Fund                                      (Percent)                 (Percent)
----                                    -------------             -------------
Small Capitalization                                                    67.22

Mid Capitalization                                                      49.27

Large Capitalization                                                     0.86(1)

International                                                           54.47

Equity Income                                                           40.75

Conservative Allocation(2)                                           N/A

Balanced Allocation                                                    437.90

Aggressive Allocation(2)                                             N/A

Bond                                                                 1,189.27

Limited Maturity Bond                                                  618.60

Intermediate Government Obligations                                    916.39

Government Income                                                      348.01

Municipal Bond                                                          47.46

Michigan Bond                                                           27.66


(1)Portfolio turnover rates for the year ended June 30, 1996 were only available for the Large Capitalization Fund since its inception on December 28, 1995.

(2)Portfolio turnover rates were only available for the Conservative Allocation Fund and the Aggressive Allocation Fund since their inception on December 30, 1996.

         The portfolio turnover rates for the Funds of the Group may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and, in the case of the Municipal Bond Fund and the Michigan Bond Fund, by requirements which enable those Funds to receive certain favorable tax treatments. With respect to the Conservative Allocation Fund the Investment Adviser anticipates that the annual portfolio turnover rate may be as high as 600%. With respect to the Aggressive Allocation Fund,




STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 21
the Investment Adviser anticipates that the annual portfolio turnover rate may be as high as 500%. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions. [INSERT INFORMATION RELATING TO MATERIAL CHANGES FROM 1997 VERSUS 1996]

                                 NET ASSET VALUE

         As indicated in the Prospectuses, the net asset value of each Fund is determined and the shares of each Fund are priced as of the Valuation Times defined in the Prospectuses on each Business Day of the Group. A "Business Day" is a day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received. Currently, the NYSE will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

         The offering prices for Investor A Shares of the Non-Money Market Funds as of June 30, 1997 were calculated as illustrated in this example using the Small Capitalization Fund:

         Net Assets                                             $ 188,652,750.13
         Outstanding Shares                                        6,848,131.825
         Net Asset Value Per Share                              $          27.55
         Sales Charge, 4.50% of
           the offering price (4.71% of NAV) per share                      1.30
                                                                ----------------
         Offering Price                                         $          28.85
                                                                ================

         The offering prices for Investor B Shares of the Funds as of June 30, 1997 were calculated as illustrated in this example using the Small Capitalization Fund:

         Net Assets                                              $ 46,896,848.23
         Outstanding Shares                                        1,737,673.274
         Net Asset Value Per Share                               $         26.99
         Sales Charge                                                       0.00
                                                                 ---------------
         Offering Price                                          $         26.99
                                                                 ===============

         The offering prices for Investor C Shares of the Funds as of June 30, 1997 were calculated as illustrated in this example using the Small Capitalization Fund:

         Net Assets                                              $ 14,963,212.49
         Outstanding Shares                                          553,096.751
         Net Asset Value Per Share                               $         27.05
         Sales Charge                                                       0.00
                                                                 ---------------
         Offering Price                                          $         27.05
                                                                 ===============




STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 22

         The offering prices for Institutional Shares of the Non-Money Market Funds as of June 30, 1997 were calculated as illustrated in this example using the Small Capitalization Fund:

         Net Assets                                             $ 602,812,105.64
         Outstanding Shares                                       21,595,314.558
         Net Asset Value Per Share                              $          27.91
         Sales Charge                                                       0.00
                                                                ----------------
         Offering Price                                         $          27.91
                                                                ================


Valuation of the Money Market Funds

         The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average maturity appropriate to each Fund's objective of maintaining a stable net asset value per share, provided that no Fund will purchase any security with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor will it maintain a dollar-weighted average maturity which exceeds 90 days. The Group's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of each of these Funds, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5%, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations. As permitted by Rule 2a-7 and the procedures adopted by the Board, certain of the Board's responsibilities under the Rule may be delegated to the Investment Adviser.

Valuation of the Non-Money Market Funds

         Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation, or, if there have been no sales during such day, at the latest bid quotation. Portfolio securities, the principal market for


STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 23
which is not a securities exchange, will be valued at their latest bid quotation in such principal market. In either case, if no such bid price is available, then such securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees of the Group. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

         All other assets and securities including securities for which market quotations are not readily available will be valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees of the Group.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Each of the classes of shares of the Group's Funds is sold on a continuous basis by the Group's distributor, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor" or "BISYS"), and BISYS has agreed to use appropriate efforts to solicit all purchase orders. The Group's Funds offer one or more of the following classes of shares: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. In addition to purchasing shares directly from BISYS, Institutional Shares may be purchased at net asset value through procedures established by BISYS in connection with the requirements of financial institutions, including the Trust Department of First of America Bank, N.A. (formerly, First of America Bank-Michigan, N.A., "FOA"), the parent of the Funds' Investment Adviser, First of America , or FOA's affiliated entities acting on behalf of customers for investment of funds that are held by such Trust Department in a fiduciary, agency, custodial or similar capacity, although currently Institutional Shares are only being offered to the trust departments of FOA and its affiliates.

         As stated in the relevant Prospectuses, the public offering price of Investor A Shares of the Money Market Funds is their net asset value per share which they will seek to maintain at $1.00. The public offering price of Investor A Shares of each of the other Funds is their net asset value per share next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of such Investor A Shares of the Group is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "HOW TO BUY INVESTOR A SHARES" in the relevant Prospectus). The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in the Investor A Share Prospectus applies to purchases of Investor A Shares of a Fund.


         The public offering price of Investor B Shares of each Fund is their net asset value per share. Investor B Shares redeemed prior to five years from the date of purchase may be subject to a contingent deferred sales charge of
2.00 to 5.00%. Investor B Shares purchased prior to January 1, 1997 may be subject to a contingent deferred sales charge of 2.00% to 4.00%, if redeemed prior to four years from the date of purchase.

         The public offering price of the Investor C Shares of each Fund is their net asset value per share. Investor C Shares redeemed prior to one year from the date of purchase may be subject to a contingent deferred sales charge of 1.00%.




STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 24

         The Group may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Group of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Group to determine the fair market value of its net assets.

         The Money Market Funds may redeem shares involuntarily if redemption appears appropriate in light of the Group's responsibilities under the 1940 Act. See "NET ASSET VALUE - Valuation of the Money Market Funds" in this Statement of Additional Information.

                             MANAGEMENT OF THE GROUP

Trustees and Officers

         Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of the Group's Funds. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.


         The Trustees of the Group, their addresses, birth dates and principal occupations during the past five years are as follows:

         NAME, ADDRESS              POSITION(S) HELD      PRINCIPAL OCCUPATION
         AND BIRTH DATE              WITH THE GROUP        DURING PAST 5 YEARS
         --------------              --------------        -------------------
John B. Rapp*                       Chairman of the    From 1989 to present,
First of America Bank Corporation   Board and Trustee  Executive Vice President,
211 South Rose Street                                  First of America Bank
Kalamazoo, Michigan  49007                             Corporation
November 3, 1936

George R. Landreth*                 Trustee and        From December 1992 to
3435 Stelzer Road                   President          present, employee of
Columbus, Ohio  43219                                  BISYS; from July 1991 to
July 11, 1942                                          December 1992, employee
                                                       of PNC Financial
                                                       Corporation

Robert M. Beam                      Trustee            From 1985 to present,
3080 Seibert Admin. Bldg.                              Vice President for
Western Michigan University                            Business and Finance and
Kalamazoo, Michigan  49008                             Treasurer of Western
August 2, 1943                                         Michigan University




STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 25

Adrian Charles Edwards              Trustee            Since 1964, Professor of
Haworth College of Business                            Finance and Commercial
Western Michigan University                            Law, Western Michigan
3289 Schneider Hall                                    University; since 1977,
Kalamazoo, Michigan  49008                             owner, Economic and
April 22, 1936                                         Financial Analysis
                                                       (financial consulting)


Lawrence D. Bryan                   Trustee            Effective July 1, 1997,
1071 Whaley Road                                       President and Professor
Coldwater, Michigan 49036                              of Philosophy and
January 30, 1945                                       Religion, MacMurray
                                                       College; August 1, 1996
                                                       to July 1, 1997, Visiting
                                                       Scholar, University of
                                                       Michigan; From 1990 to
                                                       July 31, 1996, President
                                                       and Professor of
                                                       Religion, Kalamazoo
                                                       College

*Messrs. Rapp and Landreth are considered to be "interested persons" of the Group as defined in the 1940 Act.

         The Group paid an aggregate of $45,000 in Trustees' fees and expenses for the fiscal year ended June 30, 1997, to all Trustees of the Group (excluding Messrs. Rapp and Landreth who received no compensation). All of the Trustees also serve as Trustees of The Parkstone Advantage Fund, an open-end investment company managed by the Group's Investment Adviser as an investment vehicle for insurance company separate accounts. The following table depicts, for the fiscal year ended June 30, 1997, the compensation received by each of the Trustees from the Group and in total from all investment companies managed by the Investment Adviser to the Group.

                               COMPENSATION TABLE

                                                                                                                 TOTAL
                                                                                                              COMPENSATION
                                                               PENSION OR                                      FROM GROUP
                                                               RETIREMENT                                       AND THE
                                                                BENEFITS               ESTIMATED               PARKSTONE
                                        AGGREGATE              ACCRUED AS           ANNUAL BENEFITS            ADVANTAGE
                                       COMPENSATION           PART OF FUND                UPON                FUND PAID TO
        NAME OF TRUSTEE               FROM THE GROUP            EXPENSES               RETIREMENT               TRUSTEES
        ---------------               --------------            --------               ----------               --------
John B. Rapp                               none                   none                    none                    none

George R. Landreth                         none                   none                    none                    none

Robert M. Beam                           $15,000                  none                    none                  $20,000


Lawrence D. Bryan                        $15,000                  none                    none                  $20,000

Adrian Charles Edwards                   $15,000                  none                    none                  $20,000




STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 26

* Mr. Landreth served as Chairman of the Board until his resignation as Chairman on February 12, 1997, at which time Mr. Rapp became a Trustee and assumed that position. Mr. Landreth continues to serve as Trustee and the Group's President.

         Each Trustee who is not an affiliated person of BISYS or First of America Bank Corporation ("FABC") receives annual compensation and compensation for meeting attendance from the Group for his or her services as a Trustee and is reimbursed for expenses incurred in attending meetings. Mr. Rapp is an employee of FABC and a director of First of America, and Mr. Landreth is an employee of BISYS. Neither of them receives any compensation from the Group for acting as Trustee.

         The officers of the Group, their addresses, and principal occupations during the past five years are as follows:


                                    POSITION(S) HELD      PRINCIPAL OCCUPATION
NAME, ADDRESS AND BIRTH DATE         WITH THE GROUP        DURING PAST 5 YEARS
----------------------------         --------------        -------------------
Scott A. Englehart                   Vice President    From October, 1990 to
BISYS Fund Services                                    present, employee of
3435 Stelzer Road                                      BISYS
Columbus, Ohio  43219
August 12, 1962

J. David Huber                       Vice President    From June, 1987 to
BISYS Fund Services                                    present, Executive Vice
3435 Stelzer Road                                      President of BISYS
Columbus, Ohio  43219
May 3, 1946

William J. Tomko                     Vice President    From April, 1987 to
BISYS Fund Services                                    present, employee of
3435 Stelzer Road                                      BISYS
Columbus, Ohio  43219
August 30, 1958

Dana A. Gentile                      Vice President    From December 1987 to
BISYS Fund Services                                    present, employee of
3435 Stelzer Road                                      BISYS
Columbus, Ohio  43219
October 4, 1962

Thresa Dewar                           Treasurer       From March 1997 to
BISYS Fund Services                                    present, employee of
3435 Stelzer Road                                      BISYS; from November 1994
Columbus, Ohio  43219                                  to October 1996,
March 13, 1954                                         President of Healthy You
                                                       Food Market of Marco,
                                                       Inc. (health food store);
                                                       from April 1975 to



STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 27

                                                       September 1994, Vice
                                                       President and Controller
                                                       of Federated
                                                       Administrative Services

Brian D. Barker                      Vice President    From February 1993 to
BISYS Fund Services                                    present, Client Services
157 S. Kalamazoo Mall                                  Manager, BISYS; from
Kalamazoo, Michigan  49007                             November 1989 to February
February 4, 1958                                       1993, Direct Lending
                                                       Manager, Bank One

Timothy A. Thiebout                    Secretary       From June 1992 to
BISYS Fund Services                                    present, Client Services
157 S. Kalamazoo Mall                                  Manager, BISYS
Kalamazoo, Michigan  49007
June 26, 1967

         The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. As Administrator, BISYS receives fees from the Group. As Distributor, BISYS may retain all or a portion of any sales charge on the shares sold and may receive fees under the Distribution and Shareholder Service Plans described below. BISYS Fund Services Ohio, Inc. ("BISYS Ohio," the "Transfer Agent" or the "Fund Accountant") receives fees from the Group for acting as transfer agent and providing certain fund accounting services. Ms. Gentile and Messrs. Landreth, Englehart, Huber, Tomko, Line, Barker, and Thiebout are employees of BISYS or BISYS Ohio.

Investment Adviser and Subadviser

         Subject to the general supervision of the Group's Board of Trustees and in accordance with the Funds' investment objectives and restrictions, investment advisory services are provided to the Funds of the Group by First of America (formerly, Securities Counsel, Inc.), 303 North Rose Street, Suite 303, Kalamazoo, Michigan 49007, pursuant to the Investment Advisory Agreement dated July 9, 1987, as amended (with respect to the Money Market Funds) and the Investment Advisory Agreement dated September 8, 1988, as amended (with respect to the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Municipal Bond Fund, Michigan Municipal Bond Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund and Government Income Fund) (the "First Investment Advisory Agreements") and the Investment Advisory Agreement dated as of December 22, 1992, as amended (with respect to the International Fund and Emerging Markets Fund) (the "Second Investment Advisory Agreement") (together called the "Investment Advisory Agreements").


         First of America is a wholly-owned subsidiary of FOA which in turn is a wholly-owned subsidiary of First of America Bank Corporation ("FABC"), a publicly-held bank holding company.

         Under the Investment Advisory Agreements, First of America has agreed to provide, either directly or through one or more subadvisers, investment advisory services for each of the Group's Funds as described in their Prospectuses. For the services provided and expenses assumed




STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 28
pursuant to the Investment Advisory Agreements, each of the Group's Funds pays First of America a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund. The annual rates for the Funds are as follows: 0.40% for the Money Market Funds; 0.74% for the Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Municipal Bond Fund, Michigan Municipal Bond Fund and Government Income Fund; 1.00% for the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Equity Income Fund, Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund; for the International Fund; 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million 1.15% of average daily net assets between $100 million and $400 million, and 1.05% of average daily net assets above $400 million; and, for the Emerging Markets Fund, 1.25% of the Fund's average daily net assets. While the fees for these last seven Funds is higher than the advisory fees paid by most mutual funds, the Board of Trustees of the Group believes them to be comparable to advisory fees paid by many funds having objectives and policies similar to those Funds. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to any Fund to increase the net income of one or more of the Funds available for distribution as dividends.

         Pursuant to each of the Investment Advisory Agreements, First of America will pay all expenses, including, as applicable, the compensation of any subadvisers directly appointed by it, incurred by it in connection with its activities under the Investment Advisory Agreements other than the cost of securities (including brokerage commissions, if any) purchased for the Group.

         Pursuant to the terms of the Group's Second Investment Advisory Agreement, First of America may retain a subadviser to manage the investment and reinvestment of the assets of the International Fund and the Emerging Markets Fund, subject to the direction and control of the Group's Board of Trustees. Pursuant to an amendment to the Group's Investment Advisory Agreement relating to the Balanced Allocation Fund approved by that Fund's shareholders on February 28, 1995, First of America may also retain a subadviser to manage the investment and reinvestment of the assets of the Balanced Allocation Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees. Also pursuant to an amendment to that Agreement, First of America may retain a subadviser to manage the investment and reinvestment of the assets of the Conservative Allocation Fund and the Aggressive Allocation Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

         As of January 1, 1995, First of America entered into a Sub-Investment Advisory Agreement between First of America and Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201 (the "Initial Sub-Investment Advisory Agreement") which had been approved by the Trustees. Pursuant to the terms of the Initial Sub-Investment Advisory Agreement, Gulfstream was retained by First of America to manage the investment and reinvestment of the assets of the International Fund, subject to the direction and control of First of America and the Group's Board of Trustees. At a meeting of shareholders held on February 28, 1995, shareholders of the International Fund and the Balanced Allocation Fund approved both the Initial Sub-Investment Advisory Agreement and a Sub-Investment Advisory Agreement between First of America and Gulfstream which became effective upon the acquisition by FABC of a controlling interest in Gulfstream (the "Current Sub-Investment Advisory Agreement"). The terms of the Current Sub-Investment Advisory Agreement, except for the addition of the Emerging Markets Fund,


STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 29

Conservative Allocation Fund, the Balanced Allocation Fund, and the Aggressive Allocation Fund, are identical to those of the Initial Sub-investment Advisory Agreement. Pursuant to the Current Sub-Investment Advisory Agreement, Gulfstream currently provides sub-investment advisory services to the International Fund, Emerging Markets Fund, the Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund.

         Under the Current Sub-Investment Advisory Agreement, Gulfstream is responsible for the day-to-day management of the International Fund, the Emerging Markets Fund and the portion of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund invested in foreign securities. Gulfstream also has responsibility for reviewing investment performance, policies and guidelines, and maintaining certain books and records. First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. First of America may also render advice with respect to these Funds' investments in the United States and otherwise participate to the extent it deems necessary or desirable in day-to-day management of the Funds.

         For its services provided and expenses assumed pursuant to the Current Sub-Investment Advisory Agreement, Gulfstream is entitled to receive from First of America a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund which are invested in foreign securities, of 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000. Gulfstream is also entitled to receive from First of America a fee, computed daily and paid monthly, at the annual rate of 0.50% of the Emerging Markets Fund's average daily net assets. As of the date of this Statement of Additional Information, shares of the Emerging Markets Fund were not being offered to the public.

         Pursuant to the Current Sub-Investment Advisory Agreement, Gulfstream will pay all expenses incurred by it in connection with its activities under the Current Sub-Investment Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Group.


         Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. The Sail Company, a Delaware corporation, ("Sail") was the sole limited partner, holding a 49% interest in Gulfstream. Sail is a wholly-owned subsidiary of Rosewood Investments, Inc., a Delaware corporation, 100 Crescent Court, Suite 550, Dallas, Texas 75201. As of June 30, 1997, Gulfstream had over $8.6 million in international assets of institutional, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream personnel average over 20 years investment experience and 9 years of international investment experience.




STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 30

         Gulfstream's investment process is designed to provide long-term growth of capital. Like First of America, Gulfstream focuses on identifying companies world-wide with strong balance sheets, superior operating margins and consistent sales and earnings growth and endeavors to purchase the securities of those companies at reasonable valuations. Gulfstream generally avoids investments in the securities of cyclical, financial or turnaround companies, whose earnings are less predictable and more volatile. These stock selection criteria lead Gulfstream to invest in small to medium capitalization companies in international markets in pursuit of superior returns from long-term growth of capital. First of America and the Trustees of the Group believe that Gulfstream's style of investment management is well-suited to the investment objective and policies of the International Fund, Emerging Markets Fund, Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund.

         On December 7, 1994, Gulfstream, Sail, TDMT and FABC entered into a Partnership Interest Purchase Agreement (the "Acquisition Agreement") under which First of America acquired a controlling interest in Gulfstream. The Acquisition Agreement provided for the following transactions. First, FABC acquired all of Sail's limited and preferred partnership interests for a cash payment. Second, TDMT paid to Sail an additional amount with the proceeds of a loan to TDMT by FABC, which loan bears interest at the annual rate of 10%. Third, First of America committed to contribute to Gulfstream additional working capital to be represented by an additional preferred limited partnership interest. Fourth, TDMT granted to First of America an irrevocable 3-year option to acquire up to an additional 20% partnership interest in Gulfstream, which option became exercisable when Gulfstream's annualized revenue derived from sources attributable to FABC satisfied certain revenue targets. First of America's exercise price was established at five times Gulfstream's annualized revenue not derived from sources attributable to FABC multiplied by the additional percentage partnership interest acquired by First of America. TDMT also granted First of America another irrevocable 3-year option to acquire an additional 3% partnership interest in Gulfstream exercisable upon First of America's acquisition of an aggregate 69% partnership interest but not sooner than 1995. Fifth, TDMT and First of America granted each other rights of first refusal with respect to any sale or any other disposition of their respective interests in Gulfstream. These transactions were consummated on February 28, 1995. On August 31, 1996, First of America exercised options to increase its interest in Gulfstream to 72%.

         For the fiscal years ended June 30, 1997, 1996 and 1995, First of America collected and voluntarily reduced the amounts indicated below which were payable to it with respect to its investment advisory services to the indicated Funds under the Investment Advisory Agreements:

                                                     Fiscal Years Ended June 30,
------------------------------------------------------------------------------------------------------------------------------------
                FUND                                1997                             1996                           1995
                                                    ----                             ----                           ----

                                           Gross            Fees            Gross            Fees           Gross           Fees
                                           Fees         Voluntarily          Fees         Voluntarily        Fees       Voluntarily
                                         Collected        Reduced         Collected         Reduced       Collected       Reduced
                                         ---------        -------         ---------         -------       ---------       -------
Prime Obligations                                                        $3,144,270       $     84       $2,869,890            --

U.S. Government Obligations                                               1,638,981             17        1,403,045            --

Tax-Free                                                                    629,497              6          538,122            --

Treasury                                                                  1,300,994          1,189          838,130            --

Small Capitalization                                                      5,765,210          8,667        3,751,876         3,257


STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 31

Mid Capitalization                                                        8,178,104          2,655        6,327,974        11,380

Large Capitalization(1)                                                     432,969         19,514               --            --

International                                                             3,968,550          3,839        3,512,652        39,374

Equity Income                                                             4,277,488            206        4,261,431            --

Conservative Allocation(2)

Balanced Allocation                                                       1,168,319        292,740          926,181       231,904

Aggressive Allocation(2)

Bond                                                                      4,106,765        222,927        3,665,038       198,864

Limited Maturity Bond                                                     1,155,348        296,518        1,256,424       322,257

Intermediate Government Obligations                                       1,982,604        106,662        2,146,089       115,234

Government Income                                                         1,384,056        542,801        1,164,435       456,489

Municipal Bond                                                            1,079,024        276,973        1,113,208       285,574

Michigan Bond                                                             1,653,555        424,702        1,605,765       412,165


(1)Commenced operations December 27, 1995

(2)Commenced operations December 30, 1996

         No amounts were paid to First of America on behalf of the Municipal Investor Fund or the Emerging Markets Fund under the Investment Advisory Agreements for the year ended June 30, 1997, as such Funds had not commenced operations as of that date.


         Unless sooner terminated, each of the Investment Advisory Agreements continues in effect as to a particular Fund for successive one-year periods ending December 31 of each year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses), and a majority of the Trustees who are not parties to the Investment Advisory Agreements or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreements by votes cast in person at a meeting called for such purpose. Unless sooner terminated, the Current Sub-Investment Advisory Agreement continues in effect successive one-year periods ending December 31, if such continuance is approved as described above with respect to the Investment Advisory Agreements. The Investment Advisory Agreements and the Current Sub-Investment Advisory Agreement are terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by First of America or, in the case of Gulfstream, on 150 days' prior written notice from Gulfstream. Such Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreements and the Current Sub-Investment Advisory Agreement provide that neither First of America nor Gulfstream shall be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of their duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the respective investment adviser or subadviser in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.




STATEMENT OF ADDITIONAL INFORMATION                                      PAGE 32